Zacks Earnings Consistent Portfolio ETF

(Ticker: ZECP)

Zacks Focus Growth ETF

(Ticker: GROZ)

Zacks Small/Mid Cap ETF

(Ticker: SMIZ)

Zacks Quality International ETF

(Ticker: QUIZ)

Each a series of the

Zacks Trust

PROSPECTUS

April 1, 2026

This prospectus contains information about each Fund that you should know before investing. You should read this prospectus carefully before you invest or send money and keep it for future reference. For questions or for Shareholder Services, please call 855-813-3507.

Shares of each of the Zacks Earnings Consistent Portfolio ETF and Zacks Focus Growth ETF are listed and traded on Cboe BZX Exchange, Inc. (the “Cboe Exchange”), and shares of the Zacks Small/Mid Cap ETF and Zacks Quality International ETF are listed and traded on NYSE Arca (“NYSE Arca”, and together with the Cboe Exchange, each an “Exchange”).

The securities offered by this prospectus have not been approved or disapproved by the Securities and Exchange Commission, nor has the Securities and Exchange Commission passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

Zacks Earnings Consistent Portfolio ETF	1
Zacks Focus Growth ETF	7
Zacks Small/Mid Cap ETF	14
Zacks Quality International ETF	22
Additional Information About the Funds’ Investment Objectives, Principal Investment Strategies, and Risks	29
Management of the Funds	42
How Shares Are Priced	43
How to Buy and Sell Shares	45
Frequent Purchases and Redemptions of Fund Shares	46
Distribution and Service Plan	47
Dividends and Other Distributions	47
Federal Income Taxation	47
Fund Service Providers	51
Financial Highlights	51
Additional Information	Back Cover

i

Zacks Earnings Consistent Portfolio ETF

Investment Objective

The Zacks Earnings Consistent Portfolio ETF (the “Fund”) seeks to provide long-term total returns and minimize capital loss.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and expense example below.

Annual Fund Operating Expenses (ongoing expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.44%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses	0.11%
Total Annual Fund Operating Expenses	0.55%

Example. You may also incur usual and customary brokerage commissions and other charges when buying or selling Shares of the Fund, which are not reflected in the example that follows. This example is intended to help you compare the cost of owning Shares of the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

One Year	Three Years	Five Years	Ten Years
$56	$176	$307	$689

Portfolio Turnover. The Fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. For the fiscal period ended November 30, 2025, the Fund’s portfolio turnover rate was 12% of the average value of its portfolio.

Principal Investment Strategies

The Fund pursues its investment objective by constructing a portfolio of companies that exhibit a track record of moving through recessionary periods with little to minimal impact on aggregate earnings growth relative to the overall equity market.

1

The Fund’s portfolio is typically composed of 50-120 U.S. exchange-listed companies with the highest stability in their historic and forecasted earnings per share (“EPS”). Historic EPS stability is determined by evaluating the variability of the company’s EPS over the past 15 years, or such shorter time period if the company has a track record of less than 15 years. Forecasted EPS stability is determined by evaluating the forecasted variability of the company’s earnings over the next 2 years. Those companies with the least variability, as determined by the Advisor, are considered for selection for the Fund’s portfolio. These quantitative screens are combined with the qualitative judgment of the portfolio manager based on an analysis of financial statement filing consistency, profitability, earnings stability in recessionary periods, valuation, and improving fundamentals (revenue estimates and earnings estimates).

The Advisor selects the Fund’s portfolio securities from a universe of the largest 750 equity securities listed in the U.S. equity market, which may be a combination of large, mid, and small capitalization companies. The Advisor then selects 100 companies based on the qualitative judgment of the portfolio manager described above. The 50-120 companies with the highest historic and forecasted EPS stability are then selected for the Fund’s portfolio.

The portfolio is generally rebalanced on a weekly basis. However, the Advisor may rebalance the portfolio at other times due to things like corporate actions, such as mergers and acquisitions.

Principal Risks of Investing in the Fund

Risk is inherent in all investing. The loss of your money is a principal risk of investing in the Fund. Investors should consider the following risk factors and special considerations associated with investing in the Fund, which may cause you to lose money. The following principal risk factors have been identified for the Fund. There can be no assurance that the Fund will be successful in meeting its investment objective.

Equity Securities Risk. Equity securities are subject to changes in value, and their values may be more volatile than those of other asset classes. These changes in value may result from factors affecting individual issuers, industries or the stock market as a whole. In addition, equity markets tend to be cyclical which may cause stock prices to fall over short or extended periods of time.

Large-Cap Securities Risk. Stocks of large companies as a group can fall out of favor with the market, causing the Fund to underperform investments that have a greater focus on mid-cap or small-cap stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.

Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. The Advisor’s judgments about the attractiveness, value, and stability of particular stocks in which the Fund invests may prove to be incorrect, and there is no guarantee that the Advisor’s judgment will produce the desired results.

Quantitative Model Risk. Investments selected using quantitative methods may perform differently from the market as a whole. There can be no assurance that these methodologies will enable the Fund to achieve its objective.

2

Small and Medium Cap Securities Risk. The earnings and prospects of small and medium sized companies are more volatile than larger companies and may experience higher failure rates than larger companies. Mid- and small-capitalization companies typically have more limited product lines, markets and financial resources than larger companies, and their securities may trade less frequently and in more limited volume than those of larger, more mature companies.

Common Stock Risk. Investments in shares of common stock may fluctuate in value in response to many factors. Such price fluctuations subject the Fund to potential losses.

New Advisor Risk. The Advisor has only recently begun serving as an investment advisor to ETFs. As a result, investors do not have a long-term track record of managing an ETF from which to judge the Advisor, and the Advisor may not achieve the intended result in managing the Fund.

Market Risk. Market risk refers to the possibility that the value of securities held by the Fund may decline due to daily fluctuations in the market. Market prices for securities change daily as a result of many factors, including developments affecting the condition of both individual companies and the market in general. The price of a security may even be affected by factors unrelated to the value or condition of its issuer, including changes in interest rates, economic and political conditions, and general market conditions. The Fund’s performance per Share will change daily in response to such factors.

New Fund Risk. The Fund has a limited history of operations for investors to evaluate.

Authorized Participant Risk. Only an authorized participant (“Authorized Participant” or “AP”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as Authorized Participants on an agency basis (i.e., on behalf of other market participants).

Early Close/Trading Halt Risk. An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may prevent the Fund from buying or selling certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and may incur substantial trading losses.

ETF Structure Risks. Each Fund is structured as an ETF and as a result is subject to the special risks, including:

●	Not Individually Redeemable. Shares are not individually redeemable and may be redeemed by a Fund at NAV only in Creation Units. You may incur brokerage costs purchasing enough Shares to constitute a Creation Unit.

●	Trading Issues. An active trading market for a Fund’s shares may not be developed or maintained. Trading in Shares on an Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable, such as extraordinary market volatility. There can be no assurance

3

that Shares will continue to meet the listing requirements of an Exchange. If a Fund’s Shares are traded outside a collateralized settlement system, the number of financial institutions that can act as Authorized Participants that can post collateral on an agency basis is limited, which may limit the market for the Fund’s shares.

●	Cash purchases. To the extent Creation Units are purchased by APs in cash instead of in-kind, a Fund will incur certain costs such as brokerage expenses and taxable gains and losses. These costs could be imposed on a Fund and impact the Fund’s NAV if not fully offset by transaction fees paid by the APs.

●	Market Price Variance Risk. The market prices of Shares will fluctuate in response to changes in NAV and supply and demand for Shares and will include a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the particular security. There may be times when the market price and the NAV vary significantly. This means that Shares may trade at a discount to NAV.

Investment Risk. Various sectors of the global financial markets have been experiencing an extended period of adverse conditions. Market uncertainty has increased dramatically, particularly in the United States and Europe, and adverse market conditions have expanded to other markets. These conditions have resulted in disruption of markets, periods of reduced liquidity, greater volatility, general volatility of spreads, an acute contraction in the availability of credit and a lack of price transparency. The long-term impact of these events is uncertain but could continue to have a material effect on general economic conditions, consumer and business confidence, and market liquidity.

Cybersecurity Risk. As part of its business, the Advisor processes, stores, and transmits large amounts of electronic information, including information relating to the transactions of the Fund. The Advisor and the Fund are therefore susceptible to cybersecurity risk. Cybersecurity failures or breaches of the Fund or its service providers have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, and/or reputational damage. The Fund and its shareholders could be negatively impacted as a result.

Market Disruption and Geopolitical Risk. U.S. market disruption can be caused by economic, financial or political events and factors, including but not limited to, international wars or conflicts (including Russia’s military invasion of Ukraine and the conflicts in the Middle East), geopolitical developments (including trading and tariff arrangements, and sanctions), instability in regions such as Asia, Eastern Europe and the Middle East, terrorism, natural disasters and public health epidemics (including the outbreak of COVID-19 globally).

Performance Information

The bar chart and performance table below show the variability of the Fund’s returns, which is some indication of the risks of investing in the Fund. The bar chart shows performance of the Shares for each full calendar year since the Fund’s inception. The performance table compares the performance of the Shares over time to the performance of a broad-based securities index. You should be aware that the Fund’s past performance (before and after taxes) may not be an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at: www.zacksetfs.com or by calling 855-813-3507.

4

Total Return

(Year ended December 31, 2025)

Best Quarter	12/31/2022	9.64%
Worst Quarter	6/30/2022	(12.23)%

Average Annual Total Returns

(as of December 31, 2025)

	One Year	Since Inception(1)
Return Before Taxes	15.04%	8.65%
Return after Taxes on Distributions	14.68%	8.43%
Return after Taxes on Distributions and Sale of Fund Shares	8.91%	6.73%
Russell 3000® Index(2)	17.15%	10.74%

(1)	Inception date is August 23, 2021.
(2)	The Russell 3000® Index is composed of 3000 large U.S. companies, as determined by market capitalization. This portfolio of securities represents approximately 96% of the investable U.S. equity market. The Russell 3000® Index is comprised of stocks within the Russell 1000® and the Russell 2000® Indices. The Russell 3000® Index was developed with a base value of 140.00 as of December 31, 1986.

Management

Investment Advisor. Zacks Investment Management, Inc. is the Advisor to the Fund.

Portfolio Manager. Mitch Zacks, Principal & senior portfolio manager of the Advisor, has served as a portfolio manager of the Fund since its inception in August 2021.

5

Purchase and Redemption of Shares

The Fund will issue and redeem shares at NAV only in large blocks of 25,000 shares (each block of shares is called a “Creation Unit”). Creation Units are issued and redeemed for cash and/or in-kind for securities. Except when aggregated in Creation Units in transactions with APs, the shares are not redeemable securities of the Fund.

Individual shares of the fund may only be bought and sold in the secondary market through a broker or dealer at a market price. Because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). You may access recent information, including information on the Fund’s NAV, Market Price, premiums and discounts, and bid-ask spreads, on the Fund’s website at www.zacksetfs.com.

Tax Information

The Fund’s distributions will generally be taxed to you as ordinary income or capital gains, unless you are investing through a tax deferred arrangement, such as a 401(k) plan or an IRA. Distributions on investments made through tax deferred vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those accounts. You are strongly urged to consult with our own tax advisors concerning the tax consequences of an investment in the Fund.

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Advisor, or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems, or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

6

Zacks Focus Growth ETF

Investment Objective

The Zacks Focus Growth ETF (the “Fund”) seeks to provide long-term total returns and minimize capital loss.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and expense example below.

Annual Fund Operating Expenses (ongoing expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.44%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses	0.70%
Total Annual Fund Operating Expenses	1.14%
Fee Waiver and/or Expense Limitation[1]	(0.59)%
Net Annual Fund Operating Expenses	0.55%

[1].	The Fund’s adviser, Zacks Investment Management, Inc. (the “Advisor”) has contractually agreed to reduce its fees and/or absorb expenses of the Fund, until at least April 1, 2027, to ensure that total annual fund operating expenses after fee waiver and/or reimbursement (exclusive of any front-end or contingent deferred loads, taxes, brokerage fees and commissions, borrowing costs (such as interest and dividend expense on securities sold short), acquired fund fees and expenses, fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses), or extraordinary expenses such as litigation) will not exceed 0.55% of the Fund’s net assets. These fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years (within the three years from the date the fees have been waived or reimbursed), if such recoupment can be achieved within the lesser of the foregoing expense limits or those in place at the time of recapture. This agreement may be terminated only by the Zacks Trust’s (the “Trust”) Board of Trustees (the “Board”) on 60 days’ written notice to the Advisor.

Example. You may also incur usual and customary brokerage commissions and other charges when buying or selling shares of the Fund, which are not reflected in the example that follows. This example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example includes the Fund’s contractual expense limitation through March 31, 2027.

7

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

One Year	Three Years	Five Years	Ten Years
$56	$304	$571	$1,333

Portfolio Turnover. The Fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. For the fiscal period ended November 30, 2025, the Fund’s portfolio turnover rate was 50% of the average value of its portfolio.

Principal Investment Strategies

The Fund pursues its investment objective by constructing a portfolio of companies that exhibit sound fundamentals and superior growth potential relative to the overall U.S. equity market.

Under normal circumstances, the Fund invests at least 80% of its net assets (including any borrowings for investment purposes) in equity securities of growth companies. The Fund defines growth companies as companies that exhibit strong earnings growth potential. Earnings growth potential is determined by upward earnings revisions and projected earnings growth rates. Companies with such qualities generally, in the Advisor’s opinion, represent good, long-term investment opportunities.

Portfolio holdings may be sold when the Advisor believes that such holdings no longer represent relatively attractive investment opportunities. The Fund is actively managed and may invest in companies in any economic sector.

The Advisor starts with a universe of all U.S. exchange-listed companies. Of this universe, the Advisor constructs the Fund’s portfolio to include 40 to 120 positions using both quantitative and qualitative analysis in an effort to outperform the Russell 1000 Growth Index.

The portfolio is generally rebalanced on a monthly basis using the analysis described above. However, the Advisor may rebalance the Fund’s portfolio more or less frequently due to things like corporate actions, such as mergers and acquisitions, and spin-offs.

The Fund is classified as non-diversified, which means it can hold as few as 12 securities and a relatively high percentage of the Fund’s assets may be invested in the securities of a limited number of issuers.

Principal Risks of Investing in the Fund

Risk is inherent in all investing. The loss of your money is a principal risk of investing in the Fund. Investors should consider the following risk factors and special considerations associated with investing in the Fund, which may cause you to lose money. The following

8

principal risk factors have been identified for the Fund. There can be no assurance that the Fund will be successful in meeting its investment objective.

Growth Stock Risk. Growth stocks may underperform value stocks and stocks in other broad style categories (and the stock market as a whole) over any period and may shift in and out of favor with investors generally, sometimes rapidly, depending on changes in market, economic, and other factors. Growth stocks may be more volatile than other stocks because they are generally more sensitive to investor perceptions of the issuing company’s growth of earnings potential. Investments in growth stocks present the risk that the Advisor’s perceptions of the company’s growth potential are wrong.

Equity Securities Risk. Equity securities are subject to changes in value, and their values may be more volatile than those of other asset classes. These changes in value may result from factors affecting individual issuers, industries or the stock market as a whole. In addition, equity markets tend to be cyclical which may cause stock prices to fall over short or extended periods of time.

Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. The Advisor’s judgments about the attractiveness, value, and stability of particular stocks in which the Fund invests may prove to be incorrect, and there is no guarantee that the Advisor’s judgment will produce the desired results.

Quantitative Model Risk. Investments selected using quantitative methods may perform differently from the market as a whole. There can be no assurance that these methodologies will enable the Fund to achieve its objective.

Large-Cap Securities Risk. Stocks of large companies as a group can fall out of favor with the market. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.

Small and Medium Cap Securities Risk. The earnings and prospects of small and medium sized companies are more volatile than larger companies and may experience higher failure rates than larger companies. Mid- and small-capitalization companies typically have more limited product lines, markets and financial resources than larger companies, and their securities may trade less frequently and in more limited volume than those of larger, more mature companies.

New Advisor Risk. The Advisor has only recently begun serving as an investment advisor to ETFs. As a result, investors do not have a long-term track record of managing an ETF from which to judge the Advisor, and the Advisor may not achieve the intended result in managing the Fund.

Common Stock Risk. Investments in shares of common stock may fluctuate in value response to many factors. Such price fluctuations subject the Fund to potential losses.

Market Risk. Market risk refers to the possibility that the value of securities held by the Fund may decline due to daily fluctuations in the market. Market prices for securities

9

change daily as a result of many factors, including developments affecting the condition of both individual companies and the market in general. The price of a security may even be affected by factors unrelated to the value or condition of its issuer, including changes in interest rates, economic and political conditions, and general market conditions. The Fund’s performance per share will change daily in response to such factors.

New Fund Risk. The Fund has a limited history of operations for investors to evaluate.

Authorized Participant Risk. Only an authorized participant (“Authorized Participant” or “AP”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as Authorized Participants on an agency basis (i.e., on behalf of other market participants).

Early Close/Trading Halt Risk. An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and may incur substantial trading losses.

ETF Structure Risks. Each Fund is structured as an ETF and as a result is subject to the special risks, including:

●	Not Individually Redeemable. Shares are not individually redeemable and may be redeemed by a Fund at NAV only in Creation Units. You may incur brokerage costs purchasing enough Shares to constitute a Creation Unit.

●	Trading Issues. An active trading market for a Fund’s shares may not be developed or maintained. Trading in Shares on an Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable, such as extraordinary market volatility. There can be no assurance that Shares will continue to meet the listing requirements of an Exchange. If a Fund’s Shares are traded outside a collateralized settlement system, the number of financial institutions that can act as Authorized Participants that can post collateral on an agency basis is limited, which may limit the market for the Fund’s shares.

●	Cash purchases. To the extent Creation Units are purchased by APs in cash instead of in-kind, a Fund will incur certain costs such as brokerage expenses and taxable gains and losses. These costs could be imposed on a Fund and impact the Fund’s NAV if not fully offset by transaction fees paid by the APs.

●	Market Price Variance Risk. The market prices of Shares will fluctuate in response to changes in NAV and supply and demand for Shares and will include a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the particular security. There may be times when the market price and the NAV vary significantly. This means that Shares may trade at a discount to NAV.

Investment Risk. Various sectors of the global financial markets have been experiencing an extended period of adverse conditions. Market uncertainty has increased dramatically, particularly in the United States and Europe, and adverse market conditions have

10

expanded to other markets. These conditions have resulted in disruption of markets, periods of reduced liquidity, greater volatility, general volatility of spreads, an acute contraction in the availability of credit and a lack of price transparency. The long-term impact of these events is uncertain but could continue to have a material effect on general economic conditions, consumer and business confidence, and market liquidity.

Concentration Risk. As a non-diversified fund, the Fund may be subject to greater volatility than a more diversified investment. A fluctuation in one stock could significantly affect overall performance. The Fund is also concentrated in fewer sectors than its benchmarks, and its performance may suffer if these sectors underperform the overall stock market.

Cybersecurity Risk. As part of its business, the Advisor processes, stores, and transmits large amounts of electronic information, including information relating to the transactions of the Fund. The Advisor and the Fund are therefore susceptible to cybersecurity risk. Cybersecurity failures or breaches of the Fund or its service providers have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, and/or reputational damage. The Fund and its shareholders could be negatively impacted as a result.

Market Disruption and Geopolitical Risk. U.S. market disruption can be caused by economic, financial or political events and factors, including but not limited to, international wars or conflicts (including Russia’s military invasion of Ukraine and the conflicts in the Middle East), geopolitical developments (including trading and tariff arrangements, and sanctions), instability in regions such as Asia, Eastern Europe and the Middle East, terrorism, natural disasters and public health epidemics (including the outbreak of COVID-19 globally).

Performance Information

The bar chart and performance table below show the variability of the Fund’s returns, which is some indication of the risks of investing in the Fund. The bar chart shows performance of the Shares for a full calendar year since the Fund’s inception. The performance table compares the performance of the Shares over time to the performance of a broad-based securities index. You should be aware that the Fund’s past performance (before and after taxes) may not be an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at: www.zacksetfs.com or by calling 855-813-3507.

11

Total Return

Best Quarter	6/30/2025	18.75%
Worst Quarter	3/31/2025	(10.12)%

Average Annual Total Returns

(as of December 31, 2025)

	One Year	Since Inception(1)
Return Before Taxes	20.29%	16.97%
Return after Taxes on Distributions	20.27%	16.95%
Return after Taxes on Distributions and Sale of Fund Shares	12.01%	12.94%
Russell 3000® Index(2)	17.15%	11.63%

(1)	The Fund commenced operation on December 4, 2024.
(2)	The Russell 3000® Index is composed of 3000 large U.S. companies, as determined by market capitalization. This portfolio of securities represents approximately 96% of the investable U.S. equity market. The Russell 3000® Index is comprised of stocks within the Russell 1000® and the Russell 2000® Indices. The Russell 3000® Index was developed with a base value of 140.00 as of December 31, 1986.

Management

Investment Advisor. Zacks Investment Management, Inc. is the Advisor to the Fund.

Portfolio Manager. Mitch Zacks, Principal & senior portfolio manager of the Advisor, has served as a portfolio manager of the Fund since its inception in December 2024.

Purchase and Redemption of Shares

The Fund will issue and redeem shares at NAV only in large blocks of 25,000 shares (each block of shares is called a “Creation Unit”). Creation Units are issued and redeemed for cash and/or in-kind for securities. Except when aggregated in Creation Units in transactions with APs, the shares are not redeemable securities of the Fund.

12

Individual shares of the Fund may only be bought and sold in the secondary market through a broker or dealer at a market price. Because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). You may access recent information, including information on the Fund’s NAV, Market Price, premiums and discounts, and bid-ask spreads, on the Fund’s website at www.zacksetfs.com.

Tax Information

The Fund’s distributions will generally be taxed to you as ordinary income or capital gains, unless you are investing through a tax deferred arrangement, such as a 401(k) plan or an IRA. Distributions on investments made through tax deferred vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those accounts. You are strongly urged to consult with our own tax advisors concerning the tax consequences of an investment in the Fund.

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Advisor, or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems, or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

13

Zacks Small/Mid Cap ETF

Investment Objective

The Zacks Small/Mid Cap ETF (the “Fund”) seeks to generate positive risk-adjusted returns.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and expense example below.

Annual Fund Operating Expenses (ongoing expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.44%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses	0.16%
Total Annual Fund Operating Expenses	0.60%
Fee Waiver and/or Expense Limitation[1]	(0.05)%
Net Annual Fund Operating Expenses	0.55%

1.	The Fund’s adviser, Zacks Investment Management, Inc. (the “Advisor”) has contractually agreed to reduce its fees and/or absorb expenses of the Fund, until at least April 1, 2027, to ensure that total annual fund operating expenses after fee waiver and/or reimbursement (exclusive of any front-end or contingent deferred loads, taxes, brokerage fees and commissions, borrowing costs (such as interest and dividend expense on securities sold short), acquired fund fees and expenses, fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses), or extraordinary expenses such as litigation) will not exceed 0.55% of the Fund’s net assets. These fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years (within the three years from the date the fees have been waived or reimbursed), if such recoupment can be achieved within the lesser of the foregoing expense limits or those in place at the time of recapture. This agreement may be terminated only by the Zacks Trust’s (the “Trust”) Board of Trustees (the “Board”) on 60 days’ written notice to the Advisor.

Example. You may also incur usual and customary brokerage commissions and other charges when buying or selling shares of the Fund, which are not reflected in the example that follows. This example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example includes the Fund’s contractual expense limitation through March 31, 2026.

14

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

One Year	Three Years	Five Years	Ten Years
$56	$187	$330	$745

Portfolio Turnover. The Fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. For the fiscal year ended November 30, 2025, the Fund’s portfolio turnover rate was 105% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to generate positive risk-adjusted returns (positive rate of return after adjustment for the amount of risk taken) by, under normal circumstances, investing at least 80% of its net assets (including any borrowings for investment purposes) in equity securities of small and midsize companies listed on U.S. stock exchanges or derivatives linked to such securities. The small and mid-cap securities are generally common stock selected from constituents in the Russell Midcap® Index and Russell 2000® Index. As of February 28, 2026, the average market capitalization of the constituents in the Russell Midcap® Index was $34.15 billion, and the average market capitalization of the constituents in the Russell 2000® Index was $5.4 billion. The Fund is actively managed. The Fund may invest in companies in any economic sector.

The Advisor constructs the Fund’s portfolio using both quantitative and qualitative analysis. The companies included in the portfolio are selected from the constituents of the Russell 2000® Index and Russell Midcap® Index. The companies selected for the Fund’s portfolio are considered by the Advisor to have sound fundamentals and growth potential to outperform a 50/50 blend of the Russell 2000® Index and Russell Midcap® Index in the long-term based on the Advisor’s quantitative analysis. The Advisor utilizes a quantitative model focused on four factors: Agreement (percentage of earnings estimate revisions that are revised upward), Magnitude (size of the earnings estimate revisions), Upside (where the most accurate or recent earnings estimates are coming in relative to the consensus) and Surprise (the magnitude and frequency of earnings surprises). Earnings surprises are a concept created by the Advisor’s affiliate, Zacks Investment Research, and are defined as the difference between reported earnings per share and consensus or average earnings estimates from sell-side analysts. Consensus estimates refer to the average forecasts of a group of sell-side analysts as to what a company is expected to earn or lose in a given period of time (quarterly or annually). The data for the quantitative analysis is provided by Zacks Investment Research, which derives the data from information provided by sell-side analysts. The Advisor constructs a portfolio of between 150-250 positions based on the qualitative judgement of the portfolio manager after reviewing the above factors using the quantitative data described above. Once selected for the Fund’s portfolio, a company may be maintained in the portfolio even if it is subsequently removed from the Russell 2000® Index or Russell Midcap® Index.

15

The Fund invests about 30%-70% of the value of its net assets in small cap equity securities and about 30%-70% in mid cap equity securities. The Fund may also invest up to 20% of the Fund’s net assets in cash and cash equivalents, including money market funds and other short-term fixed income investments, in seeking to protect principal, or when, in the Advisor’s opinion, there are not sufficient companies appropriate for investment. As an alternative to holding cash or cash equivalents, the Advisor may invest the Fund’s assets in shares of other investment companies, including open-end and closed-end funds and exchange-traded funds (“ETFs”) (collectively, “Underlying Funds”).

The portfolio is generally rebalanced on a monthly basis using the quantitative analysis described above. However, the Advisor may rebalance the portfolio at other times based on qualitative factors like corporate actions, such as mergers and acquisitions, and spin-offs.

Principal Risks of Investing in the Fund

Risk is inherent in all investing. The loss of your money is a principal risk of investing in the Fund. Investors should consider the following risk factors and special considerations associated with investing in the Fund, which may cause you to lose money. The following principal risk factors have been identified for the Fund. There can be no assurance that the Fund will be successful in meeting its investment objective.

Equity Securities Risk. Equity securities are subject to changes in value, and their values may be more volatile than those of other asset classes. These changes in value may result from factors affecting individual issuers, industries or the stock market as a whole. In addition, equity markets tend to be cyclical which may cause stock prices to fall over short or extended periods of time.

Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. The Advisor’s judgments about the attractiveness, value, and stability of particular stocks in which the Fund invests may prove to be incorrect, and there is no guarantee that the Advisor’s judgment will produce the desired results.

Quantitative Model Risk. Investments selected using quantitative methods may perform differently from the market as a whole. There can be no assurance that these methodologies will enable the Fund to achieve its objective.

Small and Medium Cap Securities Risk. The earnings and prospects of small and medium sized companies are more volatile than larger companies and may experience higher failure rates than larger companies. Small and medium sized companies normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than larger companies in response to selling pressures and may have limited markets, product lines, or financial resources and lack management experience.

Common Stock Risk. Investments in shares of common stock may fluctuate in value response to many factors. Such price fluctuations subject the Fund to potential losses.

Fund Investing Risk. Investments in other investment companies subject the Fund to additional operating and management fees and expenses. Investors in the Fund will indirectly bear fees and expenses charged by the funds in which the Fund invests, in addition to the Fund’s direct fees and expenses. The Fund’s performance depends in part

16

upon the performance of the investment advisor to each Underlying Fund, the strategies and instruments used by the Underlying Funds, and the Advisor’s ability to select Underlying Funds and effectively allocate fund assets among them.

ETF Investing Risk. The Fund’s investment in ETFs may subject the Fund to additional risks than if the Fund would have invested directly in the ETF’s underlying securities. These risks include the possibility that an ETF may experience a lack of liquidity that can result in greater volatility than its underlying securities, an ETF may trade at a premium or discount to its net asset value, or an ETF may not replicate exactly the performance of the benchmark index it seeks to track. In addition, investing in an ETF may also be costlier than if the Fund had owned the underlying securities directly. The Fund and, indirectly, shareholders of the Fund, bear a proportionate share of the ETF’s expenses, which include management and advisory fees and other expenses. In addition, the Fund will pay brokerage commissions in connection with the purchase and sale of the ETFs in its portfolio.

Control of Underlying Funds Risk. The Underlying Funds each have their own unique investment objective, strategies, and risks. There is no guarantee that the Underlying Funds will achieve their investment objectives and the Fund has exposure to the investment risks of the Underlying Funds in direct proportion to the allocation of assets among the funds. The investment policies of the Underlying Funds may differ from the Fund’s policies.

Although the Fund and the Advisor will evaluate regularly each Underlying Fund to determine whether its investment program is consistent with the Fund’s investment objective, the Advisor will not have any control over the investments made by an Underlying Fund. Even though each Underlying Fund is subject to certain constraints, the investment advisor of each Underlying Fund may change aspects of its investment strategies at any time. The Advisor will not have the ability to control or otherwise influence the composition of the investment portfolio of an Underlying Fund.

Cash and Cash Equivalents Risk. At any time, the Fund may have significant investments in cash or cash equivalents. When a substantial portion of a portfolio is held in cash or cash equivalents, there is the risk that the value of the cash account, including interest, will not keep pace with inflation, thus reducing purchasing power over time.

U.S. Government Securities Risk. U.S. government securities risk refers to the risk that debt securities issued or guaranteed by certain U.S. Government agencies, instrumentalities, and sponsored enterprises are not supported by the full faith and credit of the U.S. Government, and so investments in their securities or obligations issued by them involve credit risk greater than investments in other types of U.S. Government securities.

New Advisor Risk. The Advisor has only recently begun serving as an investment advisor to ETFs. As a result, investors do not have a long-term track record of managing an ETF from which to judge the Advisor, and the Advisor may not achieve the intended result in managing the Fund.

Market Risk. Market risk refers to the possibility that the value of securities held by the Fund may decline due to daily fluctuations in the market. Market prices for securities change daily as a result of many factors, including developments affecting the condition of

17

both individual companies and the market in general. The price of a security may even be affected by factors unrelated to the value or condition of its issuer, including changes in interest rates, economic and political conditions, and general market conditions. The Fund’s performance per share will change daily in response to such factors.

New Fund Risk. The Fund has a limited history of operations for investors to evaluate.

Authorized Participant Risk. Only an authorized participant (“Authorized Participant” or “AP”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as Authorized Participants on an agency basis (i.e., on behalf of other market participants).

Early Close/Trading Halt Risk. An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may prevent the Fund from buying or selling certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and may incur substantial trading losses.

ETF Structure Risks. Each Fund is structured as an ETF and as a result is subject to the special risks, including:

●	Not Individually Redeemable. Shares are not individually redeemable and may be redeemed by a Fund at NAV only in Creation Units. You may incur brokerage costs purchasing enough Shares to constitute a Creation Unit.

●	Trading Issues. An active trading market for a Fund’s shares may not be developed or maintained. Trading in Shares on an Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable, such as extraordinary market volatility. There can be no assurance that Shares will continue to meet the listing requirements of an Exchange. If a Fund’s Shares are traded outside a collateralized settlement system, the number of financial institutions that can act as Authorized Participants that can post collateral on an agency basis is limited, which may limit the market for the Fund’s shares.

●	Cash purchases. To the extent Creation Units are purchased by APs in cash instead of in-kind, a Fund will incur certain costs such as brokerage expenses and taxable gains and losses. These costs could be imposed on a Fund and impact the Fund’s NAV if not fully offset by transaction fees paid by the APs.

●	Market Price Variance Risk. The market prices of Shares will fluctuate in response to changes in NAV and supply and demand for Shares and will include a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the particular security. There may be times when the market price and the NAV vary significantly. This means that Shares may trade at a discount to NAV.

Portfolio Turnover Risk. The portfolio manager will sell Underlying Funds and other securities when it is in the best interest of the Fund and its shareholders to do so without regard to the length of time they have been held. As portfolio turnover may involve paying brokerage commissions and other transaction costs, there could be additional expenses for

18

the Fund. High rates of portfolio turnover may also result in the realization of short-term capital gains and losses. Any distributions resulting from such gains will be considered ordinary income for federal income tax purposes.

Investment Risk. Various sectors of the global financial markets have been experiencing an extended period of adverse conditions. Market uncertainty has increased dramatically, particularly in the United States and Europe, and adverse market conditions have expanded to other markets. These conditions have resulted in disruption of markets, periods of reduced liquidity, greater volatility, general volatility of spreads, an acute contraction in the availability of credit and a lack of price transparency. The long-term impact of these events is uncertain but could continue to have a material effect on general economic conditions, consumer and business confidence, and market liquidity.

Cybersecurity Risk. As part of its business, the Advisor processes, stores, and transmits large amounts of electronic information, including information relating to the transactions of the Fund. The Advisor and the Fund are therefore susceptible to cybersecurity risk. Cybersecurity failures or breaches of the Fund or its service providers have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, and/or reputational damage. The Fund and its shareholders could be negatively impacted as a result.

Performance Information

The bar chart and performance table below show the variability of the Fund’s returns, which is some indication of the risks of investing in the Fund. The bar chart shows performance of the Shares for each full calendar year since the Fund’s inception. The performance table compares the performance of the Shares over time to the performance of a broad-based securities index. You should be aware that the Fund’s past performance (before and after taxes) may not be an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at: www.zacksetfs.com or by calling 855-813-3507.

19

Total Returns

(Year ended December 31, 2025)

Best Quarter	6/30/25	12.13%
Worst Quarter	3/31/25	(8.89)%

Average Annual Total Returns

(as of December 31, 2025)

	One Year	Since Inception(1)
Return Before Taxes	12.19%	20.28%
Return after Taxes on Distributions	11.91%	19.82%
Return after Taxes on Distributions and Sale of Fund Shares	7.22%	15.65%
Russell 3000® Index(2)	17.15%	24.23%

(1)	Inception date is October 2, 2023.
(2)	The Russell 3000® Index is composed of 3000 large U.S. companies, as determined by market capitalization. This portfolio of securities represents approximately 96% of the investable U.S. equity market. The Russell 3000® Index is comprised of stocks within the Russell 1000® and the Russell 2000® Indices. The Russell 3000® Index was developed with a base value of 140.00 as of December 31, 1986.

Management

Investment Advisor. Zacks Investment Management, Inc., is the Advisor to the Fund.

Portfolio Manager. Mitch Zacks, Principal & senior portfolio manager of the Advisor, has served as a portfolio manager of the Fund since its inception in October 2023.

Purchase and Redemption of Shares

The Fund will issue and redeem shares at NAV only in large blocks of 25,000 shares (each block of shares is called a “Creation Unit”). Creation Units are issued and redeemed for

20

cash and/or in-kind for securities. Except when aggregated in Creation Units in transactions with APs, the shares are not redeemable securities of the Fund.

Individual shares of the fund may only be bought and sold in the secondary market through a broker or dealer at a market price. Because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). You may access recent information, including information on the Fund’s NAV, Market Price, premiums and discounts, and bid-ask spreads, on the Fund’s website at www.zacksetfs.com.

Tax Information

The Fund’s distributions will generally be taxed to you as ordinary income or capital gains, unless you are investing through a tax deferred arrangement, such as a 401(k) plan or an IRA. Distributions on investments made through tax deferred vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those accounts. You are strongly urged to consult with our own tax advisors concerning the tax consequences of an investment in the Fund.

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Advisor, or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems, or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

21

Zacks Quality International ETF

Investment Objective

The Zacks Quality International ETF (the “Fund”) seeks to generate positive risk-adjusted returns.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and expense example below.

Annual Fund Operating Expenses (ongoing expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.44%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses[1]	1.24%
Total Annual Fund Operating Expenses	1.68%
Fee Waiver and/or Expense Limitation[2]	(1.13)%
Net Annual Fund Operating Expenses	0.55%

1.	Estimated for the current fiscal year.
2.	The Fund’s adviser, Zacks Investment Management, Inc. (the “Advisor”) has contractually agreed to reduce its fees and/or absorb expenses of the Fund, until at least September 1, 2027, to ensure that total annual fund operating expenses after fee waiver and/or reimbursement (exclusive of any front-end or contingent deferred loads, taxes, brokerage fees and commissions, borrowing costs (such as interest and dividend expense on securities sold short), acquired fund fees and expenses, fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses), or extraordinary expenses such as litigation) will not exceed 0.55% of the Fund’s net assets. These fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years (within the three years from the date the fees have been waived or reimbursed), if such recoupment can be achieved within the lesser of the foregoing expense limits or those in place at the time of recapture. This agreement may be terminated only by the Zacks Trust’s (the “Trust”) Board of Trustees (the “Board”) on 60 days’ written notice to the Advisor.

Example. You may also incur usual and customary brokerage commissions and other charges when buying or selling shares of the Fund, which are not reflected in the example that follows. This example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example includes the Fund’s contractual expense limitation through September 1, 2026.

22

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

One Year	Three Years
$56	$419

Portfolio Turnover. The Fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. For the fiscal year ended November 30, 2025, the Fund’s portfolio turnover rate was 8% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to generate positive risk-adjusted returns by, under normal circumstances, investing at least 80% of its net assets (including any borrowings for investment purposes) in equity securities (including common stock and depositary receipts) issued by publicly listed companies in non-U.S. markets. The Fund primarily invests in the securities of companies in countries with developed markets. The Fund defines developed markets as those countries having more mature economies and advanced capital markets (for example, Japan, Germany, and Great Britain). The Fund may also invest in other open-end and closed-end funds and exchange-traded funds (“ETFs”) whose investment objectives are to invest in equity securities issued by publicly listed companies in non-U.S. markets (collectively, “Underlying Funds”). For purposes of the Fund’s 80% policy, investments in Underlying Funds shall be deemed equivalent to a direct investment in such fund’s underlying investment holdings.

Portfolio holdings may be sold when the Advisor believes that such holdings no longer represent relatively attractive investment opportunities. The Fund is actively managed and may invest in companies in any economic sector.

The Advisor starts with a universe of large- and mid-cap companies, primarily in developed markets, excluding North America. Of this universe, the Advisor constructs the Fund’s portfolio to include between 75 and 250 positions using both a proprietary quantitative model and qualitative judgement in an effort to outperform, before the reduction of fees and expenses, the Bloomberg Developed Markets ex N. America Large and Mid-Cap Index. Positions will be chosen based on their contribution to the overall risk/return profile of the Fund based on the investment adviser’s proprietary quantitative model and an evaluation of various qualitative factors (which may include, but are not limited to, revisions to analysts’ earnings estimates, reported earnings per share that exceed sell-side analysts’ expectations, and momentum before and after adjusting for the exchange rate in local currency to U.S. dollars, among other factors). The expectation is that, under normal market conditions, at the time of purchase, a particular position will represent between 15 basis points (0.15%) and three percent (3%) of the Fund’s total portfolio.

The portfolio is generally rebalanced on a monthly basis using the analysis described above. However, the Advisor may rebalance the Fund’s portfolio more or less frequently due to things like corporate actions, such as mergers and acquisitions, and spin-offs or in reaction to market events, earnings reports, and other specific or global events.

23

Principal Risks of Investing in the Fund

Risk is inherent in all investing. The loss of your money is a principal risk of investing in the Fund. Investors should consider the following risk factors and special considerations associated with investing in the Fund, which may cause you to lose money. The following principal risk factors have been identified for the Fund. There can be no assurance that the Fund will be successful in meeting its investment objective.

Non-U.S. Securities Risk. Non-U.S. securities (including depositary receipts) are subject to political, regulatory, and economic risks not present in domestic investments. There may be less information publicly available about a non-U.S. entity than about a U.S. entity, and many non-U.S. entities are not subject to accounting, auditing, legal and financial report standards comparable to those in the United States. Further, such entities and/or their securities may be subject to risks associated with currency controls; expropriation; changes in tax policy; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. To the extent underlying securities held by the Fund trade on foreign exchanges that are closed when the exchange on which the Fund’s shares trade is open, there may be deviations between the current price of an underlying security and the last quoted price for the underlying security on the closed foreign market.

Currency Risk. The value of the Fund’s assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, and delays, restrictions or prohibitions on the repatriation of foreign currencies.

Depositary Receipts Risk. Investments in depositary receipts may be less liquid and more volatile than the underlying securities in their primary trading market. If a depositary receipt is denominated in a different currency than its underlying securities, the Fund will be subject to the currency risk of both the investment in the depositary receipt and the underlying security.

Equity Securities Risk. Equity securities are subject to changes in value, and their values may be more volatile than those of other asset classes. These changes in value may result from factors affecting individual issuers, industries or the stock market as a whole. In addition, equity markets tend to be cyclical which may cause stock prices to fall over short or extended periods of time.

Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. The Advisor’s judgments about the attractiveness, value, and stability of particular stocks in which a Fund invests may prove to be incorrect, and there is no guarantee that the Advisor’s judgment will produce the desired results.

24

Quantitative Model Risk. Investments selected using quantitative methods may perform differently from the market as a whole. There can be no assurance that these methodologies will enable the Fund to achieve its objective.

Large-Cap Securities Risk. Stocks of large companies as a group can fall out of favor with the market. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.

Small and Medium Cap Securities Risk. The earnings and prospects of small and medium sized companies are more volatile than larger companies and may experience higher failure rates than larger companies. Mid- and small-capitalization companies typically have more limited product lines, markets and financial resources than larger companies, and their securities may trade less frequently and in more limited volume than those of larger, more mature companies.

ETF Investing Risk. The Fund’s investment in ETFs may subject the Fund to additional risks than if the Fund would have invested directly in the ETF’s underlying securities. These risks include the possibility that: an ETF may experience a lack of liquidity that can result in greater volatility than its underlying securities, an ETF may trade at a premium or discount to its net asset value, or an ETF may not replicate exactly the performance of the benchmark index it seeks to track, if applicable. In addition, investing in an ETF may also be costlier than if the Fund had owned the underlying securities directly due to an additional layer of fees.

Open- and Closed-End Fund Investing Risk. The Fund’s investment in open and closed-end funds may subject the Fund to additional risks than if the Fund would have invested directly in the fund’s underlying securities. These risks include the possibility that: a closed-end fund may experience a lack of liquidity that can result in greater volatility than its underlying securities, a closed-end fund may trade at a premium or discount to its net asset value, or an open or closed-end index fund may not replicate exactly the performance of the benchmark index it seeks to track, if applicable. In addition, investing in an open or closed-end fund may also be costlier than if the Fund had owned the underlying securities directly due to an additional layer of fees.

Control of Underlying Funds Risk. The Underlying Funds each have their own unique investment objective, strategies, and risks. There is no guarantee that the Underlying Funds will achieve their investment objectives and the Fund has exposure to the investment risks of the Underlying Funds in direct proportion to the allocation of assets among the funds. The investment policies of the Underlying Funds may differ from the Fund’s policies.

New Advisor Risk. The Advisor has only recently begun serving as an investment advisor to ETFs. As a result, investors do not have a long-term track record of managing an ETF from which to judge the Advisor, and the Advisor may not achieve the intended result in managing the Fund.

Common Stock Risk. Investments in shares of common stock may fluctuate in value response to many factors. Such price fluctuations subject the Fund to potential losses.

Market Risk. Market risk refers to the possibility that the value of securities held by the

25

Fund may decline due to daily fluctuations in the market. Market prices for securities change daily as a result of many factors, including developments affecting the condition of both individual companies and the market in general. The price of a security may even be affected by factors unrelated to the value or condition of its issuer, including changes in interest rates, economic and political conditions, and general market conditions. The Fund’s performance per share will change daily in response to such factors.

New Fund Risk. The Fund has a limited history of operations for investors to evaluate.

Authorized Participant Risk. Only an authorized participant (“Authorized Participant” or “AP”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as Authorized Participants on an agency basis (i.e., on behalf of other market participants).

Early Close/Trading Halt Risk. An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and may incur substantial trading losses.

ETF Structure Risks. Each Fund is structured as an ETF and as a result is subject to the special risks, including:

●	Not Individually Redeemable. Shares are not individually redeemable and may be redeemed by a Fund at NAV only in Creation Units. You may incur brokerage costs purchasing enough Shares to constitute a Creation Unit.

●	Trading Issues. An active trading market for a Fund’s shares may not be developed or maintained. Trading in Shares on an Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable, such as extraordinary market volatility. There can be no assurance that Shares will continue to meet the listing requirements of an Exchange. If a Fund’s Shares are traded outside a collateralized settlement system, the number of financial institutions that can act as Authorized Participants that can post collateral on an agency basis is limited, which may limit the market for the Fund’s shares.

●	Cash purchases. To the extent Creation Units are purchased by APs in cash instead of in-kind, a Fund will incur certain costs such as brokerage expenses and taxable gains and losses. These costs could be imposed on a Fund and impact the Fund’s NAV if not fully offset by transaction fees paid by the APs.

●	Market Price Variance Risk. The market prices of Shares will fluctuate in response to changes in NAV and supply and demand for Shares and will include a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the particular security. There may be times when the market price and the NAV vary significantly. This means that Shares may trade at a discount to NAV.

Investment Risk. Various sectors of the global financial markets have been experiencing an extended period of adverse conditions. Market uncertainty has increased dramatically, particularly in the United States and Europe, and adverse market conditions have expanded

26

to other markets. These conditions have resulted in disruption of markets, periods of reduced liquidity, greater volatility, general volatility of spreads, an acute contraction in the availability of credit and a lack of price transparency. The long-term impact of these events is uncertain but could continue to have a material effect on general economic conditions, consumer and business confidence, and market liquidity.

Cybersecurity Risk. As part of its business, the Advisor processes, stores, and transmits large amounts of electronic information, including information relating to the transactions of the Fund. The Advisor and the Fund are therefore susceptible to cybersecurity risk. Cybersecurity failures or breaches of the Fund or its service providers have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, and/or reputational damage. The Fund and its shareholders could be negatively impacted as a result.

Market Disruption and Geopolitical Risk. Market disruption can be caused by economic, financial or political events and factors, including but not limited to, international wars or conflicts (including Russia’s military invasion of Ukraine and the conflicts in the Middle East), geopolitical developments (including trading and tariff arrangements, and sanctions), instability in regions such as Asia, Eastern Europe and the Middle East, terrorism, natural disasters and public health epidemics.

Performance Information

Because the Fund has not been in operation for an entire calendar year, no Fund performance information is shown. You may request a copy of the Fund’s annual and semi-annual reports, once available, at no charge by calling the Fund at 855-813-3507. Interim information on the Fund’s results can be obtained by visiting the Fund’s website at www.zacksetfs.com.

Management

Investment Advisor. Zacks Investment Management, Inc. is the Advisor to the Fund.

Portfolio Manager. Mitch Zacks, Principal & senior portfolio manager of the Advisor, has served as a portfolio manager of the Fund since its inception in August 2025.

Purchase and Redemption of Shares

The Fund will issue and redeem shares at NAV only in large blocks of 10,000 shares (each block of shares is called a “Creation Unit”). Creation Units are issued and redeemed for cash and/or in-kind for securities. Except when aggregated in Creation Units in transactions with APs, the shares are not redeemable securities of the Fund.

Individual shares of the Fund may only be bought and sold in the secondary market through a broker or dealer at a market price. Because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a

27

seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). You may access recent information, including information on the Fund’s NAV, Market Price, premiums and discounts, and bid-ask spreads, on the Fund’s website at www.zacksetfs.com.

Tax Information

The Fund’s distributions will generally be taxed to you as ordinary income or capital gains, unless you are investing through a tax deferred arrangement, such as a 401(k) plan or an IRA. Distributions on investments made through tax deferred vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those accounts. You are strongly urged to consult with our own tax advisors concerning the tax consequences of an investment in the Fund.

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Advisor, or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems, or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

28

ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES, AND RISKS

ZACKS EARNINGS CONSISTENT PORTFOLIO ETF

Investment Objectives

The Zacks Earnings Consistent Portfolio ETF seeks to provide long-term total returns and minimize capital loss. The Fund’s investment objective may be changed by the Board upon 60 days’ written notice to shareholders.

Principal Investment Strategies

The Fund pursues its investment objective by constructing a portfolio of companies that exhibit a track record of moving through recessionary periods with little to minimal impact on aggregate earnings growth relative to the overall equity market.

The Fund’s portfolio is typically composed of 50-120 U.S. exchange-listed companies with the highest historic and forecasted EPS stability. Historic EPS stability is determined by applying the standard deviation of the variability of the company’s earnings over the last year to the company’s EPS over the past 15 years, or such shorter time period if the company has a track record of less than 15 years. Forecasted EPS stability is determined by applying the standard deviation of the variability of the company’s earnings over the last year to the company’s forecasted EPS over the next 2 years. Those companies with the least variability, as determined by the Advisor, are considered for selection for the Fund’s portfolio. These quantitative screens are combined with the qualitative judgment of the portfolio manager based on an analysis of financial statement filing consistency, profitability, earnings stability in recessionary periods, valuation, and improving fundamentals (revenue estimates and earnings estimates).

The Advisor starts with a universe of the 750 largest stocks by market capitalization listed in the U.S. equity market, which may be a combination of large, mid, and small capitalization companies. Of these 750 companies, the Advisor then selects 100 companies based on the qualitative judgment of the portfolio manager described above. The 50-120 companies with the highest historic and forecasted EPS stability are then selected for the Fund’s portfolio.

The portfolio is generally rebalanced on a weekly basis. However, the Advisor may rebalance the portfolio at other times due to things like corporate actions, such as mergers and acquisitions.

ZACKS FOCUS GROWTH ETF

Investment Objectives

The Zacks Focus Growth ETF seeks to provide long-term total returns and minimize capital loss. Shareholders will receive 60 days’ prior written notice before a change to an investment objective or a change to the Fund’s 80% investment policy takes place.

29

Principal Investment Strategies

The Fund uses a growth style of investing. Accordingly, the Advisor looks for companies that have superior growth potential. The basic investment philosophy of the Advisor is to seek investments in companies that, in the Advisor’s opinion, represent good, long-term investment opportunities.

Under normal circumstances, the Fund invests at least 80% of its net assets (including any borrowings for investment purposes) in equity securities of growth companies. The Fund defines growth companies as companies that exhibit strong earnings growth potential.

Earnings growth potential is determined by upward earnings revisions and projected earnings growth rates. Companies with such qualities generally, in the Advisor’s opinion, represent good, long-term investment opportunities. The Fund aims to outperform the Russell 1000 Growth Index. The Fund’s portfolio is constructed using a mix of quantitative and qualitative methods. The Fund employs a multi-factor quantitative stock selection model, which includes factors such as earnings estimate revisions, gross profitability and short interest.

Stocks that are selected based on the quantitative factors described above are further analyzed by our in-house team for comprehensive evaluation to inform the Advisor’s opinion regarding which companies exhibit superior potential for growth and earnings growth. In determining which companies the Advisor believes will experience the most growth, the Advisor considers whether an issuer (i) has a sustainable long-term business model or strategy poised for growth that the Advisor considers to be a competitive advantage; (ii) has a businesses that the Advisor expects to grow from long-term economic trends; and (iii) has management practices and philosophies that the Advisor considers beneficial for growth in shareholder value.

Portfolio holdings may be sold when the Advisor believes that such holdings no longer represent relatively attractive investment opportunities. The Fund is actively managed. The Fund may invest in companies in any economic sector.

The portfolio is generally rebalanced on a monthly basis using the analysis described above. However, the Advisor may rebalance the Fund’s portfolio more or less frequently due to things like corporate actions, such as mergers and acquisitions, and spin-offs.

The Fund is classified as non-diversified, which means it can hold as few as 12 securities and a relatively high percentage of the Fund’s assets may be invested in the securities of a limited number of issuers.

ZACKS SMALL/MID CAP ETF

Investment Objectives

The Zacks Small/Mid Cap ETF seeks to generate positive risk-adjusted returns. Shareholders will receive 60 days’ prior written notice before a change to an investment objective or a change to the Fund’s 80% investment policy in small and mid-cap securities takes place.

30

Principal Investment Strategies

The Fund seeks to generate positive risk-adjusted returns (positive rate of return after adjustment for the amount of risk taken) by, under normal circumstances, investing at least 80% of its net assets (including any borrowings for investment purposes) in equity securities of small and midsize companies listed on U.S. stock exchanges or derivatives linked to such securities. The small and mid-cap securities are generally common stock selected from constituents in the Russell Midcap® Index and Russell 2000® Index. As of February 28, 2026, the average market capitalization of the constituents in the Russell Midcap® Index was $34.15 billion, and the average market capitalization of the constituents in the Russell 2000® Index was $5.24 billion. The Fund is actively managed. The Fund may invest in companies in any economic sector.

The Advisor constructs the Fund’s portfolio using both quantitative and qualitative analysis. The companies included in the portfolio are selected from the constituents of the Russell 2000® Index and Russell Midcap® Index. The companies selected for the Fund’s portfolio are considered by the Advisor to have sound fundamentals and growth potential to outperform a 50/50 blend of the Russell 2000® Index and Russell Midcap® Index in the long-term based on the Advisor’s quantitative analysis. The Advisor utilizes a quantitative model focused on four factors: Agreement (percentage of earnings estimate revisions that are revised upward), Magnitude (size of the earnings estimate revisions), Upside (where the most accurate or recent earnings estimates are coming in relative to the consensus) and Surprise (the magnitude and frequency of earnings surprises). Earnings surprises are a concept created by the Advisor’s affiliate, Zacks Investment Research, and are defined as the difference between reported earnings per share and consensus or average earnings estimates from sell-side analysts. Consensus estimates refer to the average forecasts of a group of sell-side analysts as to what a company is expected to earn or lose in a given period of time (quarterly or annually). The data for the quantitative analysis is provided by Zacks Investment Research, which that derives the data from information provided by sell-side analysts. The Advisor constructs a portfolio of between 150-250 positions based on the qualitative judgement of the portfolio manager after reviewing the above factors using the quantitative data described above. Once selected for the Fund’s portfolio, a company may be maintained in the portfolio even if it is subsequently removed from the Russell 2000® Index or Russell Midcap® Index.

The Advisor’s quantitative model is based on the idea that companies with higher earnings estimate revision agreement, higher magnitude of earnings estimate revisions, higher upside revisions, and larger earnings surprises tend to have positive stock returns due to serial correlation of earnings estimate revisions over time (companies that receive upward earnings estimate revisions are more likely to receive upward earnings estimate revisions in the immediate future) and post earnings announcement drift (the tendency for a stock’s cumulative abnormal returns to drift in the direction of an earnings surprise for several months following an earnings announcement). If forward-looking price to earnings multiples stay constant and the future estimate revisions are not discounted by the market, the rising estimate revisions will potentially drive up the company’s price and generate positive stock performance. The Advisor believes that these factors are usually more effective in predicting returns in small and mid cap securities than in larger capitalization securities.

31

The Fund invests about 30%-70% of the value of its net assets in small cap equity securities and about 30%-70% in mid cap equity securities. The Fund may also invest up to 20% of the Fund’s net assets in cash and cash equivalents, including money market funds and other short-term fixed income investments, in seeking to protect principal, or when, in the Advisor’s opinion, there are not sufficient companies appropriate for investment. As an alternative to holding cash or cash equivalents, the Advisor may invest the Fund’s assets in Underlying Funds.

The portfolio is generally rebalanced on a monthly basis using the quantitative analysis described above. However, the Advisor may rebalance the portfolio at other times based on qualitative factors like corporate actions, such as mergers and acquisitions, and spin-offs.

ZACKS QUALITY INTERNATIONAL ETF

Investment Objectives

The Fund seeks to generate positive risk-adjusted returns. Shareholders will receive 60 days’ prior written notice before a change to an investment objective or a change to the Fund’s 80% investment policy takes place.

Principal Investment Strategies

Under normal circumstances, the Fund will invest at least 80% of its net assets (including any borrowings for investment purposes) in equity securities (including common stock and depositary receipts) issued by publicly listed companies in non-U.S. markets. The Fund primarily invests in the securities of companies in countries with developed markets. The Fund defines developed markets as those countries having more mature economies and advanced capital markets (for example, Japan, Germany, and Great Britain). The Fund may also invest in other open-end and closed-end funds and exchange-traded funds (“ETFs”) whose investment objectives are to invest in equity securities issued by publicly listed companies in non-U.S. markets (collectively, “Underlying Funds”). Investments in Underlying Funds shall be deemed equivalent to a direct investment in such Underlying Fund’s underlying investment holdings under the Fund’s 80% policy.

The Advisor starts with a universe of the large- and mid-cap companies, primarily in developed markets, excluding North America. Of this universe, the Advisor constructs the Fund’s portfolio to include between 75 and 250 positions using both a proprietary quantitative model and qualitative judgement in an effort to outperform, before the reduction of fees and expenses, the Bloomberg Developed Markets ex N. America Large and Mid-Cap Index. Positions will be chosen based on their contribution to the overall risk/return profile of the Fund based on the investment adviser’s proprietary quantitative model and an evaluation of various qualitative factors (which may include, but are not limited to, revisions to analysts’ earnings estimates, reported earnings per share that exceed sell-side analysts’ expectations, and momentum before and after adjusting for the exchange rate in local currency to U.S. dollars, among other factors). Earnings surprises are examined as part of the qualitative decision making. The present expectation is that, under normal market conditions, at the time of purchase, a particular position will represent between 15 basis points (0.15%) and three percent (3%) of the Fund’s total portfolio.

32

However, if a position appreciates or depreciates outside of that range, the Fund is permitted to continue to hold the position and is not required to add to it sell it whether it exceeds 3% or because it falls below 0.15%. Although the present expectation is that, under normal market conditions, the Fund would not add to a position that exceeds 3%, or sell a portion of a position that falls below 0.15%, the Fund is not prohibited from doing so. In other words, for a position that drops below 0.15%, the Fund may hold it at that level, add to the position (whether or not such purchase moves it to or above 0.15% (or 3%) or remains below) or sell all or a portion thereof, and for a position that increases above 3%, the Fund may hold it at that level, add to such position (although it does not presently intend to do so under normal market conditions), or sell any portion thereof, whether or not such sale would move the holding below 3% (or 0.15%) of the portfolio.

Earnings surprises are a concept created by the Advisor’s affiliate, Zacks Investment Research, and are defined as the difference between reported earnings per share and consensus or average earnings estimates from sell-side analysts. Consensus estimates refer to the average forecasts of a group of sell-side analysts as to what a company is expected to earn or lose in a given period of time (quarterly or annually). The Advisor may adjust the holdings and weights of component stocks based on the growth potential and overall prospects as well as a means of controlling overall risk.

Portfolio holdings may be sold when the Advisor believes that such holdings no longer represent relatively attractive investment opportunities. The Fund is actively managed. The Fund may invest in companies in any economic sector.

Securities in the Fund may be denominated in either the U.S. dollar or other currencies. Although the Fund generally expects to invest in companies with larger market capitalizations, the Fund may invest in small- and mid-capitalization companies. The Advisor expects to adjust the Fund’s holdings periodically to meet the investment criteria and target allocations (e.g., security weights and country-specific limits) established by the Fund’s quantitative algorithm.

The portfolio is generally traded weekly using the analysis described above. Additionally, the Advisor may make a more extensive rebalance of the Fund’s portfolio on a monthly or quarterly basis. The Advisor may rebalance and trade the Fund’s portfolio more or less frequently due to things like corporate actions, such as mergers and acquisitions, and spin-offs or in reaction to market events, earnings reports, and other specific or global events.

Principal Investment Risks for the Funds

Investors should consider the following risk factors and special considerations associated with investing in each Fund, which may cause you to lose money. The following principal risk factors have been identified for the Funds.

33

Risk	Zacks Earnings Consistent Portfolio ETF	Zacks Focus Growth ETF	Zacks Small/Mid Cap ETF	Zacks Quality International ETF
Authorized Participant Risk	X	X	X	X
Cash and Cash Equivalents Risk			X
Common Stock Risk	X	X	X	X
Concentration Risk		X
Control of Underlying Funds Risk			X	X
Currency Risk				X
Cybersecurity Risk	X	X	X	X
Depositary Receipts Risk				X
Early Closing/Trading Halt Risk	X	X	X	X
Equity Securities Risk	X	X	X	X
ETF Investing Risk			X	X
ETF Structure Risks	X	X	X	X
Fund Investing Risk			X
Growth Stock Risk		X
Investment Risk	X	X	X	X
Large-Cap Securities Risk	X	X		X
Management Risk	X		X	X
Market Risk	X	X	X	X
Market Disruption and Geopolitical Risk	X	X	X	X
New Advisor Risk	X	X	X	X

34

Risk	Zacks Earnings Consistent Portfolio ETF	Zacks Focus Growth ETF	Zacks Small/Mid Cap ETF	Zacks Quality International ETF
New Fund Risk	X	X	X	X
Non-U.S. Securities Risk				X
Open- and Closed-End Fund Investing Risk				X
Portfolio Turnover Risk			X
Quantitative Model Risk	X	X	X	X
Small and Medium Cap Securities Risk	X	X	X	X
U.S. Government Securities Risk			X	X

Authorized Participant Risk. Only an Authorized Participant may engage in creation or redemption transactions directly with a Fund. A Fund has a limited number of institutions that may act as Authorized Participants on an agency basis (i.e., on behalf of other market participants). Authorized Participant concentration risk may be heightened for ETFs, such as the Funds, that invest in securities that have lower trading volumes.

Cash and Cash Equivalents Risk. At any time, the Fund may have significant investments in cash or cash equivalents. When a substantial portion of a portfolio is held in cash or cash equivalents, there is the risk that the value of the cash account, including interest, will not keep pace with inflation, thus reducing purchasing power over time.

Common Stock Risk. Investments in shares of common stock may fluctuate in value response to many factors, including the activities of the individual issuers whose securities a Fund or Underlying Funds, as applicable, owns, general market and economic conditions, interest rates, and specific industry changes. Such price fluctuations subject a Fund to potential losses. In addition, regardless of any one company’s particular prospects, a declining stock market may produce a decline in prices for all equity securities, which could also result in losses for a Fund. Market declines may continue for an indefinite period of time, and investors should understand that during temporary or extended bear markets, the value of common stocks will decline.

Concentration Risk. The Fund at times may hold large positions in certain companies and/or sectors, and the Fund’s performance may suffer if these companies or sectors underperform. As a non-diversified fund, the Fund may be subject to greater volatility than a more diversified investment. A fluctuation in one stock could significantly affect overall performance. The Fund may also be concentrated in fewer sectors than its benchmarks, and its performance may suffer if these sectors underperform the overall stock market.

35

Control of Underlying Funds Risk. The Underlying Funds each have their own unique investment objective, strategies, and risks. There is no guarantee that the Underlying Funds will achieve their investment objectives and the Fund has exposure to the investment risks of the Underlying Funds in direct proportion to the allocation of assets among the funds. The investment policies of the Underlying Funds may differ from the Fund’s policies.

Although the Fund and the Advisor will evaluate regularly each Underlying Fund to determine whether its investment program is consistent with the Fund’s investment objective, the Advisor will not have any control over the investments made by an Underlying Fund. Even though each Underlying Fund is subject to certain constraints, the investment advisor of each Underlying Fund may change aspects of its investment strategies at any time. The Advisor will not have the ability to control or otherwise influence the composition of the investment portfolio of an Underlying Fund.

Currency Risk. The value of the Fund’s assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, and delays, restrictions or prohibitions on the repatriation of foreign currencies. Foreign currency exchange rates may have significant volatility, and changes in the values of foreign currencies against the U.S. dollar may result in substantial declines in the values of the Fund’s assets denominated in foreign currencies.

Cybersecurity Risk. As part of its business, the Advisor processes, stores, and transmits large amounts of electronic information, including information relating to the transactions of a Fund. The Advisor and the Funds are therefore susceptible to cybersecurity risk. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information, and causing operational disruption. Successful cyber-attacks against, or security breakdowns of, a Fund or its advisor, custodians, fund accountant, fund administrator, transfer agent, pricing vendors, and/or other third-party service providers may adversely impact the Fund and its shareholders. For instance, cyber-attacks may interfere with the processing of shareholder transactions, impact a Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential Fund information, impede trading, cause reputational damage, and subject the Fund to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. A Fund also may incur substantial costs for cybersecurity risk management in order to guard against any cyber incidents in the future. A Fund and its shareholders could be negatively impacted as a result.

Depositary Receipts Risk. Investments in depositary receipts may be less liquid and more volatile than the underlying securities in their primary trading market. If a depositary receipt is denominated in a different currency than its underlying securities, the Fund will be subject to the currency risk of both the investment in the depositary receipt and the underlying security. Holders of depositary receipts may have limited or no rights to take action with respect to the underlying securities or to compel the issuer of the receipts to take action. The prices of depositary receipts may differ from the prices of securities upon which they are based.

Early Close/Trading Halt Risk. An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may

36

be restricted, which may prevent a Fund from buying or selling certain securities or financial instruments. In these circumstances, a Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and may incur substantial trading losses.

Equity Securities Risk. Equity securities are subject to changes in value, and their values may be more volatile than those of other asset classes. These changes in value may result from factors affecting individual issuers, industries or the stock market as a whole. In addition, equity markets tend to be cyclical which may cause stock prices to fall over short or extended periods of time.

ETF Investing Risk. An investment in an ETF is an investment in another investment company and therefore the Fund’s shareholders will indirectly bear its proportionate share of any fees and expenses of the ETFs in which the Fund invests in addition to the Fund’s own fees and expenses. As a result, the cost of investing will be higher than the cost of investing directly in the ETFs and may be higher than mutual funds that invest directly in stocks and bonds. ETFs are subject to the following risks: (i) the market price of an ETF’s shares may trade above or below its NAV; (ii) an active trading market for an ETF’s shares may not develop or be maintained; (iii) trading of an underlying ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally; or (iv) the ETF may fail to achieve close correlation with the index that it tracks due to a variety of factors, such as rounding of prices and changes to the index and/or regulatory policies, resulting in the deviation of the ETF’s returns from that of its corresponding index. Some ETFs may be thinly traded, and the resulting higher costs associated with respect to purchasing and selling the ETFs in the Fund’s portfolio will be borne by the Fund.

ETF Structure Risks. Each Fund is structured as an ETF and as a result is subject to the special risks, including:

●	Not Individually Redeemable. Shares are not individually redeemable and may be redeemed by a Fund at NAV only in Creation Units. You may incur brokerage costs purchasing enough Shares to constitute a Creation Unit.

●	Trading Issues. An active trading market for a Fund’s shares may not be developed or maintained. Trading in Shares on an Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable, such as extraordinary market volatility. There can be no assurance that Shares will continue to meet the listing requirements of an Exchange. If a Fund’s Shares are traded outside a collateralized settlement system, the number of financial institutions that can act as Authorized Participants that can post collateral on an agency basis is limited, which may limit the market for the Fund’s shares.

●	Cash purchases. To the extent Creation Units are purchased by APs in cash instead of in-kind, a Fund will incur certain costs such as brokerage expenses and taxable gains and losses. These costs could be imposed on a Fund and impact the Fund’s NAV if not fully offset by transaction fees paid by the APs.

●	Market Price Variance Risk. The market prices of Shares will fluctuate in response to changes in NAV and supply and demand for Shares and will include a “bid-ask spread” charged by the exchange specialists, market makers or other participants

37

that trade the particular security. There may be times when the market price and the NAV vary significantly. This means that Shares may trade at a discount to NAV.

■	In times of market stress, market makers may step away from their role market making in shares of ETFs and in executing trades, which can lead to differences between the market value of Fund shares and a Fund’s NAV and lead to wider bid ask spreads.

■	To the extent APs exit the business or are unable to process creations or redemptions and no other AP can step in to do so, there may be a significantly reduced trading market in a Fund’s shares, which can lead to differences between the market value of Fund shares and the Fund’s NAV.

■	The market price for a Fund’s shares may deviate from the Fund’s NAV, particularly during times of market stress, with the result that investors may pay significantly more or receive significantly less for Fund shares than the Fund’s NAV, which is reflected in the bid and ask price for Fund shares or in the closing price.

■	When all or a portion of an ETF’s underlying securities trade in a market that is closed when the market for a Fund’s shares is open, there may be changes from the last quote of the closed market and the quote from the Fund’s domestic trading day, which could lead to differences between the market value of the Fund’s shares and the Fund’s NAV.

■	In stressed market conditions, the market for a Fund’s shares may become less liquid in response to the deteriorating liquidity of the Fund’s portfolio. This adverse effect on the liquidity of a Fund’s shares may, in turn, lead to differences between the market value of the Fund’s shares and the Fund’s NAV.

Fund Investing Risk. Investments in other investment companies subject the Fund to additional operating and management fees and expenses. Investors in the Fund will indirectly bear fees and expenses charged by the funds in which the Fund invests, in addition to the Fund’s direct fees and expenses. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in the Underlying Funds and also may be higher than other funds that invest directly in securities. The Fund’s performance depends in part upon the performance of the investment advisor to each Underlying Fund, the strategies and instruments used by the Underlying Funds, and the Advisor’s ability to select Underlying Funds and effectively allocate fund assets among them. Furthermore, the use of a fund of funds structure could affect the timing, amount, and character of distributions and therefore may increase the amount of taxes payable by you.

Growth Stock Risk. Growth stocks may underperform value stocks and stocks in other broad style categories (and the stock market as a whole) over any period and may shift in and out of favor with investors generally, sometimes rapidly, depending on changes in market, economic, and other factors. Additionally, growth stocks are typically priced higher than other stocks in relation to earnings and other measures because investors believe growth companies have more growth potential. This potential may or may not be realized. Growth stocks may be more volatile than other stocks because they are generally more sensitive to investor perceptions of the issuing company’s growth of earnings potential. Consequently, if earnings expectations are not met, the market price of growth

38

stocks will often decline more than other stocks. Since the issuers of growth stocks usually reinvest a high portion of earnings in their own business, growth stocks may lack the dividend yield associated with value stocks that can cushion total return in a bear market. Investments in growth stocks present the risk that the Advisor’s perceptions of the company’s growth potential are wrong.

Investment Risk. The value of a Fund’s investments, like other market investments, may move up or down, sometimes rapidly and unpredictably. All investments involve risks, including the risk that the entire amount invested may be lost. No guarantee or representation is made that a Fund’s investment objectives will be achieved.

Various sectors of the global financial markets have been experiencing an extended period of adverse conditions. Market uncertainty has increased dramatically, particularly in the United States and Europe, and adverse market conditions have expanded to other markets. These conditions have resulted in disruption of markets, periods of reduced liquidity, greater volatility, general volatility of spreads, an acute contraction in the availability of credit and a lack of price transparency. These volatile and often difficult global market conditions have episodically adversely affected the market values of many securities, and this volatility may continue, and conditions could even deteriorate further. For example, some of the largest banks and companies across many sectors of the economy in the United States and Europe have declared bankruptcy, entered into insolvency, administration or similar proceedings, been nationalized by government authorities, and/or agreed to merge with or be acquired by other banks or companies that had been considered their peers. The long-term impact of these events is uncertain but could continue to have a material effect on general economic conditions, consumer and business confidence, and market liquidity.

Previous pandemics and other widespread public health emergencies, including outbreaks of infectious diseases such as SARS, H1N1/09 flu, avian flu, Ebola and COVID-19, resulted in market volatility and disruption, and future such emergencies have the potential to materially and adversely impact economic production and activity in ways that are impossible to predict, all of which may result in significant losses to a Fund’s investments. The extent of any impact on a Fund and the broader market from future such events will depend on many factors, all of which are highly uncertain and may include significant reductions in revenue and growth, unexpected operational losses and liabilities, impairments to credit quality and reductions in the availability of capital. In addition, the operations of a Fund may be significantly impacted as a result of government quarantine measures, restrictions on travel and movement, remote-working requirements and other factors related to public health emergencies.

Large-Cap Securities Risk. Stocks of large companies as a group can fall out of favor with the market. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.

Management Risk. Each Fund is subject to management risk because it is an actively managed portfolio. The Advisor’s reliance on its strategy and its judgments about the value and stability of securities in which a Fund invests may prove to be incorrect. The ability of a Fund to meet its investment objective is directly related to the Advisor’s proprietary investment process. The Advisor’s assessment of the attractiveness, value, and stability of particular investments in which a Fund invests may prove to be incorrect, and there is no guarantee that a Fund’s investment strategy will produce the desired results.

39

Market Risk. Market risk refers to the possibility that the value of securities held by a Fund may decline due to daily fluctuations in the market. Market prices for securities change daily as a result of many factors, including developments affecting the condition of both individual companies and the market in general. The price of a security may even be affected by factors unrelated to the value or condition of its issuer, including changes in interest rates, economic and political conditions, and general market conditions. A Fund’s performance per share will change daily in response to such factors.

Market Disruption and Geopolitical Risk. U.S. market disruption can be caused by economic, financial or political events and factors, including but not limited to, international wars or conflicts (including Russia’s military invasion of Ukraine and the conflicts in the Middle East), geopolitical developments (including trading and tariff arrangements, and sanctions), instability in regions such as Asia, Eastern Europe and the Middle East, terrorism, natural disasters and public health epidemics (including the outbreak of COVID-19 globally). The extent and duration of such events and resulting market disruptions cannot be predicted, but could be substantial and could magnify the impact of other risks to the Funds. These and other similar events could adversely affect the U.S. financial markets and lead to increased market volatility, reduced liquidity in the securities markets, significant negative impacts on issuers and the markets for certain securities and/or government intervention. They may also cause short- or long-term economic uncertainties in the United States and worldwide. As a result, whether or not a Fund invests in securities of issuers with exposure to the countries directly affected, the value and liquidity of a Fund’s investments may be negatively impacted.

New Advisor Risk. The Advisor has only recently begun serving as an investment advisor to ETFs. As a result, investors do not have a long-term track record of managing an ETF from which to judge the Advisor, and the Advisor may not achieve the intended result in managing a Fund.

New Fund Risk. Each Fund has a limited history of operations. Accordingly, investors in a Fund bear the risk that the Fund may not be successful in implementing its investment strategy, may not employ a successful investment strategy, or may fail to attract sufficient assets under management to realize economies of scale, any of which could result in a Fund being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders. Such a liquidation could have negative tax consequences for shareholders and will cause shareholders to incur expenses of liquidation.

Non-U.S. Securities Risk. Non-U.S. securities (including depositary receipts) are subject to political, regulatory, and economic risks not present in domestic investments. There may be less information publicly available about a non-U.S. entity than about a U.S. entity, and many non-U.S. entities are not subject to accounting, auditing, legal and financial report standards comparable to those in the United States. Further, such entities and/or their securities may be subject to risks associated with currency controls; expropriation; changes in tax policy; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. To the extent underlying securities held by the Funds trade on foreign exchanges that are closed when the exchange on which the Fund’s shares trade is open, there may be deviations between

40

the current price of an underlying security and the last quoted price for the underlying security on the closed foreign market. These deviations could result in the Fund experiencing premiums or discounts greater than those of ETFs that invest in domestic securities. Securities traded on foreign markets may be less liquid (harder to sell) than securities traded domestically. Foreign governments may impose restrictions on the repatriation of capital to the U.S. In addition, to the extent investments are made in a limited number of countries, events in those countries will have a more significant impact on the Fund.

Open- and Closed-End Fund Investing Risk. The Fund’s investment in open- and closed-end funds may subject the Fund to additional risks than if the Fund would have invested directly in the fund’s underlying securities. These risks include the possibility that: a closed-end fund may experience a lack of liquidity that can result in greater volatility than its underlying securities, a closed-end fund may trade at a premium or discount to its net asset value, or an open- or closed-end index fund may not replicate exactly the performance of the benchmark index it seeks to track, if applicable. The Fund and, indirectly, shareholders of the Fund, bear a proportionate share of the open- or closed-end fund’s expenses, which include management and advisory fees and other expenses. In addition, the Fund will pay brokerage commissions in connection with the purchase and sale of the open- and closed-end funds in its portfolio.

Portfolio Turnover Risk. The Advisor will sell Underlying Funds and other securities when it is in the best interest of a Fund and its shareholders to do so without regard to the length of time they have been held. As portfolio turnover may involve paying brokerage commissions and other transaction costs, there could be additional expenses for the Funds. High rates of portfolio turnover may also result in the realization of short-term capital gains and losses. Any distributions resulting from such gains will be considered ordinary income for federal income tax purposes.

Quantitative Model Risk. Investments selected using quantitative methods may perform differently from the market as a whole for many reasons, including the factors used in building the quantitative analytical framework, the weights placed on each factor, and changing sources of market returns, among others. There can be no assurance that these methodologies will enable a Fund to achieve its objective.

Small and Medium Cap Securities Risk. The stocks of small and medium capitalization companies involve substantial risk. These companies may have limited product lines, markets or financial resources, and they may be dependent on a limited management group. Stocks of these companies may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general.

U.S. Government Securities Risk. Some U.S. Government securities, such as Treasury bills, notes, and bonds are supported by the full faith and credit of the United States; others are supported by the right of the issuer to borrow from the U.S. Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; still others are supported only by the credit of the issuing agency, instrumentality, or enterprise. Although U.S. Government-sponsored enterprises may be chartered or sponsored by Congress, they are not funded by Congressional appropriations,

41

their securities are not issued by the U.S. Treasury, their obligations are not supported by the full faith and credit of the U.S. Government, and so investments in their securities or obligations issued by them involve greater risk than investments in other types of U.S. Government securities. In addition, certain governmental entities have been subject to regulatory scrutiny regarding their accounting policies and practices and other concerns that may result in legislation, changes in regulatory oversight and/or other consequences that could adversely affect the credit quality, availability or investment character of securities issued or guaranteed by these entities.

Management of the Funds

Investment Advisor

The Advisor acts as each Fund’s investment advisor pursuant to an advisory agreement with the Trust on behalf of the Funds (the “Advisory Agreement”). As investment advisor, the Advisor has overall responsibility for the general management and administration of the Funds. The Advisor, located at 10 South Riverside Plaza, Suite 1600, Chicago, Illinois 60606-3830, is registered with the Securities and Exchange Commission as an investment advisor. Subject to the supervision of the Board, the Advisor is responsible for managing each Fund’s investments, executing transactions and providing related administrative services and facilities pursuant the Advisory Agreement. The Advisor had approximately $14.62 billion in assets under management as of December 31, 2025.

The management fee set forth in the Advisory Agreement for each Fund is 0.44% annually based on each Fund’s average daily net assets for the month, to be paid on a monthly basis. In addition to investment advisory fees, each Fund pays other expenses including costs incurred in connection with the maintenance of securities law registration, printing and mailing prospectuses and Statements of Additional Information to shareholders, certain financial accounting services, taxes or governmental fees, custodial, transfer and shareholder servicing agent costs, expenses of outside counsel and independent accountants, preparation of shareholder reports and expenses of trustee and shareholders meetings. During the fiscal year ended November 30, 2025, the Advisor waived 0.59% of its management fee for the Zacks Earnings Consistent Portfolio ETF; 0.05% of its management fee for the Zacks Small/Mid Cap ETF; 0.59% of its management fee for the Zacks Focus Growth ETF; and 1.13% of its management fee for the Zacks Quality International ETF.

The Advisor has contractually agreed to reduce its fees and/or absorb expenses of each Fund, until at least April 1, 2027 with respect to the Zacks Focus Growth ETF and Zacks Small/Mid Cap ETF; May 31, 2027 with respect to the Zacks Earnings Consistent Portfolio ETF; and September 1, 2027 with respect to the Zacks Quality International ETF, to ensure that total annual fund operating expenses after fee waiver and/or reimbursement (exclusive of any front-end or contingent deferred loads, taxes, brokerage fees and commissions, borrowing costs (such as interest and dividend expense on securities sold short), acquired fund fees and expenses, fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses), or extraordinary expenses such as litigation) will not exceed

42

0.55% of each Fund’s respective average daily net assets; subject to possible recoupment from such Fund in future years within the three years from the date the fees have been waived or reimbursed if such recoupment can be achieved within the lesser of the foregoing expense limits or the expense limits in place at the time of the recoupment. Fee waiver and reimbursement arrangements can decrease a Fund’s expenses and boost its performance.

Approval of Advisory Agreement. A discussion regarding the basis for the Board’s approval of the continuance of the Advisory Agreement with respect to the Zacks Quality International ETF and the Zacks Small/Mid Cap ETF is available on the Funds’ reports filed on Form N-CSR for the period ended November 30, 2025, is available on the Funds’ website and on the SEC’s website at www.sec.gov.

A discussion regarding the basis for the Board’s approval of the Advisory Agreement with respect to the Zacks Earnings Consistent Portfolio ETF and the Zacks Focus Growth ETF will be available in the Fund’s report to be filed on Form N-CSRS for the period ending May 31, 2026, which will be available on the Funds’ website and on the SEC’s website at www.sec.gov.

Portfolio Management. The day-to-day investment decisions for the Funds are made by Mitch Zacks.

Mitch Zacks is the President and Chief Executive Officer of the Advisor. He is also a Portfolio Manager at the Advisor overseeing the modeling and quantitative process. Mr. Zacks joined the Advisor in 1996 and has been a portfolio manager with the firm since 1999. Mr. Zacks wrote a weekly finance column for the Chicago Sun-Times and has written two books on quantitative investment strategies, which were published in 2003 and 2011. Prior to joining Zacks Investment Management in 1996, Mitch was an investment banking analyst at Lazard Freres in New York. Mitch graduated cum laude from Yale University with distinction in his major of Economics. He received his M.B.A with high honors in his concentration of Analytic Finance and Statistics from the University of Chicago.

The Funds’ Statement of Additional Information (“SAI”) provides additional information about the Portfolio Manager’s compensation, other accounts managed and ownership of Fund Shares.

How Shares Are Priced

The NAV and offering price of Shares is determined at the close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern Time) on each day the NYSE is open. NAV is computed by determining, on a per class basis, the aggregate market value of all assets of a Fund, less its liabilities, divided by the total number of shares outstanding ((assets-liabilities)/number of shares = NAV). The NYSE is closed on weekends and New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NAV takes into account the expenses and fees of a Fund, including management, administration, and distribution fees, which are accrued daily. The determination of NAV for a Fund for a particular day is applicable to all applications for the purchase of shares, as well as all requests for the redemption of shares, received by a Fund (or an authorized broker or agent, or its authorized designee) before the close of trading on the NYSE on that day.

43

Generally, fixed income securities having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Fixed income securities having a remaining maturity of greater than 60 days are valued using an independent pricing service. When prices are not available from such services or are deemed to be unreliable, such securities are valued in accordance with procedures approved by the Board. Securities traded or dealt in upon one or more securities exchanges (whether domestic or foreign) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the mean between the current bid and ask prices on such exchange. Securities primarily traded in the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”) National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price. Securities that are not traded or dealt in any securities exchange (whether domestic or foreign) and for which over-the-counter market quotations are readily available generally shall be valued at the last sale price or, in the absence of a sale, at the mean between the current bid and ask price on such over-the-counter market. Debt securities not traded on an exchange may be valued at prices supplied by a pricing agent(s) based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity.

If market quotations are not readily available, securities will be valued at their fair market value as determined in good faith by the Advisor in accordance with procedures approved by the Board and evaluated by the Board as to the reliability of the fair value method used. In these cases, a Fund’s NAV will reflect certain portfolio securities’ fair value rather than their market price. Fair value pricing involves subjective judgments, and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. The fair value prices can differ from market prices when they become available or when a price becomes available. The Board has delegated execution of these procedures to the fair value designee, the Advisor. The Advisor may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value.

A Fund may use independent pricing services to assist in calculating the value of the Fund’s securities. In addition, market prices for foreign securities are not determined at the same time of day as the NAV for a Fund. Because a Fund may invest in underlying ETFs that hold portfolio securities primarily listed on foreign exchanges, and these exchanges may trade on weekends or other days when the underlying ETFs do not price their shares, the value of some of a Fund’s portfolio securities may change on days when you may not be able to buy or sell Fund shares.

In computing the NAV, a Fund values foreign securities held by such Fund at the latest closing price on the exchange in which they are traded immediately prior to closing of the NYSE. Prices of foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. If events materially affecting the value of a security in a Fund’s

44

portfolio, particularly foreign securities, occur after the close of trading on a foreign market but before a Fund prices its shares, the security will be valued at fair value. For example, if trading in a portfolio security is halted and does not resume before a Fund calculates its NAV, the Advisor may need to price the security using the Fund’s fair value pricing guidelines. Without a fair value price, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of a Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of a Fund’s NAV by short term traders. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine NAV, or from the price that may be realized upon the actual sale of the security.

With respect to any portion of a Fund’s assets that are invested in one or more open-end management investment companies registered under the Investment Company Act of 1940, as amended (the “1940 Act”), such Fund’s NAV is calculated based upon the NAVs of those open-end management investment companies, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

Pricing Fund Shares. The trading price of a Fund’s Shares on the applicable Exchange is based on the market price, not a Fund’s NAV, so it may differ from a Fund’s daily NAV and can be affected by market forces such as supply and demand, economic conditions and other factors.

Information regarding the number of days the market price of a Fund’s shares was greater than the Fund’s NAV and the number of days it was less than the Fund’s NAV (i.e., premium or discount) for the most recently completed calendar year, and the most recently completed calendar quarters is available on the Funds’ website at www.zacksetfs.com.

How to Buy and Sell Shares

Shares of the Zacks Earnings Consistent Portfolio ETF and Zacks Growth ETF are listed for trading on the Cboe Exchange under the symbol ZECP and GROZ, respectively. Shares of the Zacks Small/Mid Cap ETF and Zacks Quality International ETF are listed on NYSE Arca under the symbol SMIZ and QUIZ, respectively. Share prices are reported in dollars and cents per Share. Shares can be bought and sold on the secondary market throughout the trading day like other publicly traded shares, and shares typically trade in blocks of less than a Creation Unit. There is no minimum investment required. Shares may only be purchased and sold on the secondary market when the applicable Exchange is open for trading. Each Exchange is open for trading Monday through Friday and is closed on weekends and the following holidays, as observed: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction.

45

You can access recent information, including information on each Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, on the Funds’ website at www.zacksetfs.com.

APs may acquire Shares directly from a Fund, and APs may tender their shares for redemption directly to a Fund, at NAV per Share only in large blocks, or Creation Units, of 25,000 shares. Purchases and redemptions directly with a Fund must follow the Fund’s procedures, which are described in the SAI.

Each Fund may liquidate and terminate at any time without shareholder approval.

Book Entry

Shares are held in book entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares of the Funds and is recognized as the owner of all shares for all purposes.

Investors owning shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book entry or “street name” form.

Frequent Purchases and Redemptions of Fund Shares

Shares can only be purchased and redeemed directly from a Fund in Creation Units by APs, and the vast majority of trading Shares occurs on the secondary market. Because the secondary market trades do not directly involve a Fund, it is unlikely those trades would cause the harmful effects of market timing, including dilution, disruption of portfolio management, increases in the Funds’ trading costs and the realization of capital gains. With regard to the purchase or redemption of Creation Units directly with a Fund, to the extent effected in-kind (i.e., for securities), those trades do not cause the harmful effects that may result from frequent cash trades. To the extent trades are effected in whole or in part in cash, those trades could result in dilution to a Fund and increased transaction costs, which could negatively impact a Fund’s ability to achieve its investment objective. However, direct trading by APs is critical to ensuring that the Shares trade at or close to NAV. Each Fund also employs fair valuation pricing to minimize potential dilution from market timing. In addition, each Fund imposes transaction fees on purchases and redemptions of Fund Shares to cover the custodial and other costs incurred by such Fund in effecting trades. These fees increase if an investor substitutes cash in part or in whole for securities, reflecting the fact that a Fund’s trading costs increase in those circumstances. Given this structure, the Trust has determined that it is not necessary to adopt policies and procedures to detect and deter market timing of each Fund’s shares.

46

Distribution and Service Plan

The Trust has adopted a distribution and service plan with respect to the Funds pursuant to Rule 12b-1 under the 1940 Act (the “Plan”). Under the Plan, each Fund is authorized to pay distribution fees to the distributor and other firms that provide distribution and shareholder services (“Service Providers”). If a Service Provider provides these services, a Fund may pay fees at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 under the 1940 Act.

No distribution or service fees are currently paid by the Funds and will not be paid by the Funds unless authorized by the Board. There are no current plans to impose these fees. In the event Rule 12b-1 fees were charged, over time they would increase the cost of an investment in a Fund.

Dividends and Other Distributions

Shares are traded throughout the day in the secondary market on a national securities exchange on an intra-day basis and are created and redeemed in-kind and/or for cash in Creation Units at each day’s next calculated NAV. In-kind arrangements are designed to protect ongoing shareholders from the adverse effects on a Fund’s portfolio that could arise from frequent cash redemption transactions. In a conventional mutual fund, redemptions can have an adverse tax impact on taxable shareholders if the mutual fund needs to sell portfolio securities to obtain cash to meet net fund redemptions. These sales may generate taxable gains for the ongoing shareholders of the mutual fund, whereas the shares in-kind redemption mechanism generally will not lead to a tax event for a Fund or its ongoing shareholders.

Ordinarily, dividends from net investment income, if any, are declared and paid annually by each Fund. Each Fund distributes its net realized capital gains, if any, to shareholders annually. Each Fund may also pay a special distribution at the end of a calendar year to comply with federal tax requirements.

Distributions in cash may be reinvested automatically in additional whole shares only if the broker through whom you purchased Fund shares makes such option available.

Federal Income Taxation

As with any investment, you should consider how your investment in Shares will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in Shares.

Unless your investment in the Shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA plan, you need to be aware of the possible tax consequences when:

●	A Fund makes a distribution;

●	You sell your Shares listed on an Exchange; and

●	You purchase or redeem Creation Units.

47

Taxes on Distributions

Distributions from a Fund’s net investment income (other than qualified dividend income), including distributions of income from securities lending and distributions out of a Fund’s net short-term capital gains, if any, are taxable to you as ordinary income. Distributions by a Fund of net long-term capital gains in excess of net short-term capital losses (capital gain dividends) are taxable to you as long-term capital gains, regardless of how long you have held Funds’ shares. Distributions by a Fund that qualify as qualified dividend income are taxable to you at long-term capital gain rates. Long-term capital gains and qualified dividend income are generally eligible for taxation at a maximum rate of 20%. In addition, a 3.8% U.S. federal Medicare contribution tax is imposed on “net investment income,” including, but not limited to, interest, dividends, and net gain, of U.S. individuals with income exceeding $200,000 (or $250,000 if married and filing jointly) and of estates and trusts.

Dividends will be qualified dividend income to you if they are attributable to qualified dividend income received by a Fund. Generally, qualified dividend income includes dividend income from taxable U.S. corporations, provided that a Fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. Substitute dividends received by a Fund with respect to dividends paid on securities lent out will not be qualified dividend income. For this purpose, a qualified non-U.S. corporation means any non-U.S. corporation that is eligible for benefits under a comprehensive income tax treaty with the United States, which includes an exchange of information program or if the stock with respect to which the dividend was paid is readily tradable on an established United States securities market.

The term excludes a corporation that is a passive foreign investment company.

Dividends received by a Fund from a real estate investment trust (“REIT”) or another RIC generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such REIT or RIC. It is expected that dividends received by a Fund from a REIT and distributed to a shareholder generally will be taxable to the shareholder as ordinary income.

For a dividend to be treated as qualified dividend income, the dividend must be received with respect to a share of stock held without being hedged by a Fund, and with respect to a share of the Fund held without being hedged by you, for 61 days during the 121-day period beginning at the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date.

If your Fund Shares are loaned out pursuant to a securities lending arrangement, you may lose the ability to treat Fund dividends paid while the shares are held by the borrower as qualified dividend income. In addition, you may lose the ability to use foreign tax credits passed through by a Fund if your Fund shares are loaned out pursuant to a securities lending agreement.

In general, your distributions are subject to U.S. federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.

48

If a Fund’s distributions exceed current and accumulated earnings and profits, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. Distributions in excess of a Fund’s minimum distribution requirements, but not in excess of the Fund’s earnings and profits, will be taxable to shareholders and will not constitute nontaxable returns of capital. A return of capital distribution generally will not be taxable but will reduce the shareholder’s cost basis and result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold. Once a shareholder’s cost basis is reduced to zero, further distributions will be treated as capital gain, if the shareholder holds shares of a Fund as capital assets.

If you are neither a resident nor a citizen of the United States or if you are a non-U.S. entity, a Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies, provided that withholding tax will generally not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of long-term capital gains or upon the sale or other disposition of shares of the Fund.

A 30% withholding tax is currently imposed on U.S.-source dividends, interest, and other income items, and will be imposed on proceeds from the sale of property producing U.S.-source dividends and interest paid to (i) foreign financial institutions including non-U.S. investment funds unless they agree to collect and disclose to the Internal Revenue Service (“IRS”) information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities, unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, foreign financial institutions will need to (i) enter into agreements with the IRS that state that they will provide the IRS information, including the names, addresses, and taxpayer identification numbers of direct and indirect U.S. account holders, comply with due diligence procedures with respect to the identification of U.S. accounts, report to the IRS certain information with respect to U.S. accounts maintained, agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information, and determine certain other information as to their account holders, or (ii) in the event that an applicable intergovernmental agreement and implementing legislation are adopted, provide local revenue authorities with similar account holder information. Other foreign entities will need to provide the name, address, and taxpayer identification number of each substantial U.S. owner or certifications of no substantial U.S. ownership unless certain exceptions apply or agree to provide certain information to other revenue authorities for transmittal to the IRS. Prospective non-US investors are urged to consult with their own tax advisors concerning the application of these rules to an investment in a Fund.

Dividends, interest, and capital gains earned by a Fund with respect to non-U.S. securities may give rise to withholding, capital gains and other taxes imposed by non-U.S. countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the total assets of a Fund at the close of a year consists of non-U.S. stocks or securities (generally, for this purpose, depositary receipts, no matter

49

where traded, of non-U.S. companies are treated as “non-U.S.”), a Fund may “pass through” to you certain non-U.S. income taxes (including withholding taxes) paid by such Fund. This means that you would be considered to have received as an additional dividend your share of such non-U.S. taxes, but you may be entitled to either a corresponding tax deduction in calculating your taxable income, or, subject to certain limitations, a credit in calculating your U.S. federal income tax.

For purposes of foreign tax credits for U.S. shareholders of a Fund, foreign capital gains taxes may not produce associated foreign source income, thereby limiting a U.S. person’s ability to use such credits.

If you are a resident or a citizen of the United States, by law, back-up withholding at a 28% rate will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.

Taxes on Exchange-Listed Shares Sales

Currently, any capital gain or loss realized upon a sale of Fund Shares is generally treated as long-term capital gain or loss if Fund Shares have been held for more than one year and as short-term capital gain or loss if Fund Shares have been held for one year or less. The ability to deduct capital losses may be limited.

Taxes on Purchase and Redemption of Creation Units

An AP who exchanges equity securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of the exchange and the exchanger’s aggregate basis in the securities surrendered and the Cash Component paid. A person who exchanges Creation Units for equity securities will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the aggregate market value of the securities received and the Cash Redemption Amount. The IRS, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether the wash sale rules apply and when a loss might be deductible.

Under current federal tax laws, any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as a short-term capital gain or loss if the Shares have been held for one year or less.

If you purchase or redeem Creation Units, you will be sent a confirmation statement showing how many and at what price you purchased or sold Shares.

The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in the Funds. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions, and sales of Fund Shares. Consult your personal tax advisor about the potential tax consequences of an investment in Fund Shares under all applicable tax laws.

50

Fund Service Providers

Ultimus Fund Solutions, LLC is the Funds’ administrator and fund accountant. It has its principal office at 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246, and is primarily in the business of providing administrative, fund accounting and transfer agent services to retail and institutional mutual funds.

Brown Brothers Harriman & Co., 50 Post Office Square, Boston, MA 02110, is the Funds’ transfer agent and custodian.

Northern Lights Distributors, LLC (the “Distributor”), 4221 North 203rd Street, Suite 100, Elkhorn, NE 68022-3474, is the distributor for the Shares of the Funds. The Distributor is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc.

Greenberg Traurig LLP, 1144 15th Street, Suite 3300, Denver, Colorado 80202, serves as legal counsel to the Trust.

Cohen & Company, Ltd., 1350 Euclid Ave., Suite 800, Cleveland OH 44115, serves as the Funds’ independent registered public accounting firm. The independent registered public accounting firm is responsible for auditing the annual financial statements of the Funds.

Portfolio Holdings Information. A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the SAI.

Financial Highlights

The following table is intended to help you understand each Fund’s financial performance for the past five fiscal years or the period from its commencement of operations through November 30, 2025 (the Funds’ fiscal year end). Certain information reflects financial results for a single Share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Funds (assuming reinvestment of all dividends and distributions). This information has been audited by Cohen & Company, Ltd., the Funds’ Independent Registered Public Accounting Firm, whose report, along with each Fund’s financial statements, are included in the Funds’ November 30, 2025, annual report, which is available at no charge upon request. You may request a copy of the Funds’ annual and semi-annual reports, at no charge by calling the Fund at 855-813-3507.

51

ZACKS EARNINGS CONSISTENT PORTFOLIO ETF

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	For The Year Ended November 30, 2025	For The Period Ended November 30, 2024**		For The Year Ended January 31, 2024		For The Year Ended January 31, 2023	For The Period Ended January 31, 2022*
Net asset value, beginning of period	$32.21	$26.57		$23.73		$25.40	$25.00
Activity from investment operations:
Net investment income(1)	0.30	0.23		0.28		0.27	0.08
Net realized and unrealized gain (loss) on investments(4)	2.98	5.40		2.74		(1.74)	0.35
Total from investment operations	3.28	5.63		3.02		(1.47)	0.43

Less distributions from:
Net investment income	(0.19)	—		(0.19)		(0.21)	(0.03)
Total distributions	(0.19)	—		(0.19)		(0.21)	(0.03)

Capital Share Transaction fees	0.00	0.01		0.01		0.01	0.00
Net asset value, end of period	$35.30	$32.21		$26.57		$23.73	$25.40
Total return(2)	10.28%	21.23	%(6)	12.79	%(7)	(5.72)%	1.71	%(6)

Net assets, at end of period (000s)	$281,650	$203,056		$91,102		$22,640	$11,531

Ratio of gross expenses to average net assets	0.55%	0.66	%(5)	0.89%		1.93%	3.93	%(5)
Ratio of net expenses to average net assets	0.55%	0.55	%(5)	0.55%		0.55%	0.55	%(5)
Ratio of net investment income to average net assets	0.94%	0.95	%(5)	1.11%		1.15%	0.71	%(5)
Portfolio Turnover Rate(3)	12%	19	%(6)	18%		14%	6	%(6)

*	Commencement of Operations was August 23, 2021.
**	For the period February 1, 2024 to November 30, 2024. Effective February 1, 2024, the Fund changed its fiscal year end.
(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(2)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any.
(3)	Portfolio turnover rate excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.
(4)	As required by SEC standard per share data calculation methodology, this represents a balancing figure derived from the other amounts in the financial highlights tables that captures all other changes affecting net asset value per share. This per share gain amount may not correlate to the aggregate of the net realized and unrealized loss in the Statement of Operations, primarily due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values of the Fund’s portfolio.
(5)	Annualized for periods less than one full year.
(6)	Not annualized.
(7)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

52

ZACKS FOCUS GROWTH ETF

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Period

	For The
	Period Ended
	November 30, 2025 *
Net asset value, beginning of period	$25.21
Activity from investment operations:
Net investment income(1)	0.02
Net realized and unrealized gain on investments(4)	4.93
Total from investment operations	4.95

Capital Share Transaction fees	0.00
Net asset value, end of period	$30.16
Total return(2)	19.64	%(6)

Net assets, at end of period (000s)	$51,278

Ratio of gross expenses to average net assets	1.14	%(5)
Ratio of net expenses to average net assets	0.55	%(5)
Ratio of net investment income to average net assets	0.08	%(5)
Portfolio Turnover Rate(3)	50	%(6)

*	Commencement of Operations was December 4, 2024.
(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(2)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any.
(3)	Portfolio turnover rate excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.
(4)	As required by SEC standard per share data calculation methodology, this represents a balancing figure derived from the other amounts in the financial highlights tables that captures all other changes affecting net asset value per share. This per share gain amount may not correlate to the aggregate of the net realized and unrealized loss in the Statement of Operations, primarily due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating values of the Fund’s portfolio.
(5)	Annualized.
(6)	Not annualized.

53

ZACKS SMALL/MID CAP ETF

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	For The	For The	For The
	Year Ended	Year Ended	Period Ended
	November 30, 2025	November 30, 2024	November 30, 2023*
Net asset value, beginning of period	$36.54	$26.14	$25.00
Activity from investment operations:
Net investment income(1)	0.28	0.23	0.03
Net realized and unrealized gain on investments(4)	1.57	10.17	1.09
Total from investment operations	1.85	10.40	1.12

Less distributions from:
Net investment income	(0.15)	(0.02)	—
Net realized gains	(0.37)	—	—
Total distributions	(0.52)	(0.02)	—

Capital Share Transaction fees	0.00	0.02	0.02
Net asset value, end of period	$37.87	$36.54	$26.14
Total return(2)	5.25%	39.88%	4.56	%(6)

Net assets, at end of period (000s)	$163,768	$97,755	$8,496

Ratio of gross expenses to average net assets	0.60%	0.87%	11.88	%(5)
Ratio of net expenses to average net assets	0.55%	0.55%	0.55	%(5)
Ratio of net investment income to average net assets	0.82%	0.71%	0.72	%(5)
Portfolio Turnover Rate(3)	105%	103%	3	%(6)

*	Commencement of Operations was October 2, 2023.
(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(2)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any.
(3)	Portfolio turnover rate excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.
(4)	As required by SEC standard per share data calculation methodology, this represents a balancing figure derived from the other amounts in the financial highlights tables that captures all other changes affecting net asset value per share. This per share gain amount may not correlate to the aggregate of the net realized and unrealized loss in the Statement of Operations, primarily due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating values of the Fund’s portfolio.
(5)	Annualized.
(6)	Not annualized.

54

ZACKS QUALITY INTERNATIONAL ETF

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Period

	For The
	Period Ended
	November 30, 2025*
Net asset value, beginning of period	$25.00
Activity from investment operations:
Net investment income(1)	0.10
Net realized and unrealized gain on investments(4)	0.75
Total from investment operations	0.85

Capital Share Transaction fees	0.00
Net asset value, end of period	$25.85
Total return(2)	3.40	%(6)

Net assets, at end of period (000s)	$46,796

Ratio of gross expenses to average net assets	1.68	%(5)
Ratio of net expenses to average net assets	0.55	%(5)
Ratio of net investment income to average net assets	1.31	%(5)
Portfolio Turnover Rate(3)	8	%(6)

*	Commencement of Operations was August 18, 2025.
(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(2)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any.
(3)	Portfolio turnover rate excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.
(4)	As required by SEC standard per share data calculation methodology, this represents a balancing figure derived from the other amounts in the financial highlights tables that captures all other changes affecting net asset value per share. This per share gain amount may not correlate to the aggregate of the net realized and unrealized loss in the Statement of Operations, primarily due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating values of the Fund’s portfolio.
(5)	Annualized.
(6)	Not annualized.

55

Additional Information

Zacks Earnings Consistent Portfolio ETF

(Ticker: ZECP)

Zacks Focus Growth ETF

(Ticker: GROZ)

Zacks Small/Mid Cap ETF

(Ticker: SMIZ)

Zacks Quality International ETF

(Ticker: QUIZ)

For more information visit www.zacksetfs.com or call 855-813-3507

Copies of the Prospectus, SAI, and recent shareholder reports can be found on our website at www.zacksetfs.com. For more information about the Funds, you may request a copy of the SAI. The SAI provides detailed information about the Funds and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus. Additional information about each Funds’ investments is available in the annual and semi-annual reports to shareholders and in Form N-CSR. The annual reports include discussions of market conditions and investment strategies that significantly affected the Funds’ performance during its last fiscal year.

If you have any questions about the Funds or shares of the Funds or you wish to obtain the SAI or Annual Report free of charge, please:

Call:	855-813-3507 (toll free)

Write:	Zacks Trust c/o Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, OH 45426

Information about the Funds (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Funds are available on the EDGAR database on the SEC’s website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov

Investment Company Act File No.: 811-23435

Zacks All-Cap Core Fund

Institutional Class Shares – CZOVX

Zacks Small-Cap Core Fund

Investor Class Shares – ZSCCX

Institutional Class Shares – ZSCIX

Zacks Dividend Fund

Investor Class Shares – ZDIVX

Institutional Class Shares – ZDIIX

Each a series of the

Zacks Trust

PROSPECTUS

April 1, 2026

This prospectus contains information about each Fund that you should know before investing. You should read this prospectus carefully before you invest or send money and keep it for future reference. For questions or for Shareholder Services, please call 1-888-453-4003.

The securities offered by this prospectus have not been approved or disapproved by the Securities and Exchange Commission, nor has the Securities and Exchange Commission passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

Zacks All-Cap Core Fund	1
Zacks Small-Cap Core Fund	9
Zacks Dividend Fund	17
Additional Information About the Funds’ Investment Objectives, Principal Investment Strategies, and Risks	25
Management of the Funds	37
How Shares Are Priced	39
Distribution and Services Plan	41
How to Buy and Sell Shares	41
Financial Highlights	54
Additional Information	Back Cover

i

Zacks All-Cap Core Fund

Investment Objective

The investment objectives of the Zacks All-Cap Core Fund are, primarily, capital appreciation and, secondarily, to provide shareholders with income through dividends.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Shareholder Fees

(fees paid directly from your investment)

Institutional Class
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None
Maximum Deferred Sales Charge (Load) (as a % of the lesser of amount purchased or redeemed)	None
Redemption Fee if redeemed within 30 days of purchase (as a % of amount redeemed)	2.00%

Annual Fund Operating Expenses

(ongoing expenses that you pay each year as a percentage of the value of your investment)

Institutional Class
Management Fees	0.80%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses	0.48%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses	1.29%
Fee Waiver and/or Expense Limitation[1]	(0.28)%
Net Annual Fund Operating Expenses	1.01%

1.	The Fund’s adviser, Zacks Investment Management, Inc. (the “Advisor”) has contractually agreed to reduce its fees and/or absorb expenses of the Fund, until at least April 1, 2027, to ensure that total annual fund operating expenses after fee waiver and/or reimbursement (exclusive of (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions, (iii) acquired fund fees and expenses; (iv) fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); (v) borrowing costs (such as interest and dividend expense on securities sold short); (vi) taxes; and (vii) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Advisor)) will not exceed 1.00% of the Fund’s net assets. These fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years (within the three years from the date the fees have been waived or reimbursed), if such recoupment can be achieved within the lesser of the foregoing expense limits or those in place at the time of recapture. This agreement may be terminated only by Zacks Trust’s (the “Trust”) Board of Trustees (the “Board”) on 60 days’ written notice to the Advisor.

Example. You may also incur usual and customary brokerage commissions and other charges when buying or selling shares of the Fund, which are not reflected in the example that follows. This example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example includes the Fund’s contractual expense limitation through March 31, 2027.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Class	One Year	Three Years	Five Years	Ten Years
Institutional	$103	$381	$680	$1,530

Portfolio Turnover. The Fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. For the fiscal period ended November 30, 2025, the Fund’s portfolio turnover rate was 18% of the average value of its portfolio.

Principal Investment Strategies

The Fund pursues its investment objectives by applying a hybrid research process, which uses both quantitative and qualitative criteria. The Advisor uses the Zacks Rank, a proprietary model, to quantitatively assess the attractiveness of a large universe of stocks based primarily on an analysis of changing patterns of earnings estimates for a company. The primary aim of the Zacks Rank model is to identify those companies most likely to experience positive earnings estimate revisions. From a smaller universe of stocks that are highly ranked by the quantitative model (approximately 300 securities), the portfolio manager selects stocks with strong earnings potential using traditional “bottom-up” valuation metrics. Portfolio construction is driven by modern portfolio theory incorporating strict risk controls. Under normal circumstances, the Advisor expects to invest primarily in equity securities with an emphasis on equity securities of U.S. issuers. The Fund seeks to diversify its assets by investing in securities from a pool of more than one dozen industry sectors and over 200 industry groups. The Advisor allocates assets opportunistically based on market information and is not constrained by market capitalization or style parameters. Sector, capitalization and style allocations generally result from market trends regarding earnings information.

The Fund is designed to be a “core” fund that seeks to combine both value and growth characteristics. The Fund may invest a significant amount of its assets in one or more sectors from time to time. As of November 30, 2025, 31.0% of the Fund’s assets were invested in the technology sector. The sectors in which the Fund is more heavily invested will vary.

Under normal circumstances, the Fund invests primarily in equity securities of U.S. issuers. The Fund also may invest in equity securities of Canadian issuers and American Depository Receipts (“ADRs”). ADRs are receipts that represent interests in foreign securities held on deposit by U.S. banks. In addition, the Fund may lend its portfolio securities to broker-dealers and other institutions as a means of earning additional income.

Principal Risks of Investing in the Fund

Risk is inherent in all investing. The loss of your money is a principal risk of investing in the Fund. Investors should consider the following risk factors and special considerations associated with investing in the Fund, which may cause you to lose money. The following principal risk factors have been identified for the Fund. There can be no assurance that the Fund will be successful in meeting its investment objective.

Market Risk. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. In addition, local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, or other events could have a significant impact on a security or instrument. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

Equity Risk. The value of the equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests.

Quantitative Model Risk. There are limitations inherent in every quantitative model. The factors used in quantitative analysis and the weight placed on those factors may not be predictive of a security’s value. In addition, factors that affect a security’s value can change over time and these changes may not be reflected in the quantitative model. Investments selected using the Zacks Rank and other quantitative models may perform differently from the market as a whole or from their expected performance. There can be no assurance that use of a quantitative model will enable the Fund to achieve positive returns or outperform the market.

Foreign Investment Risk. The prices of foreign securities may be more volatile than the prices of securities of U.S. issuers because of economic and social conditions abroad, political developments, and changes in the regulatory environments of foreign countries. Changes in exchange rates and interest rates, and the imposition of sanctions, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and/or other governments may adversely affect the values of the

Fund’s foreign investments. Foreign companies are generally subject to different legal and accounting standards than U.S. companies, and foreign financial intermediaries may be subject to less supervision and regulation than U.S. financial firms. Foreign securities include ADRs. Unsponsored ADRs are organized independently and without the cooperation of the foreign issuer of the underlying securities, and involve additional risks because U.S. reporting requirements do not apply. In addition, the issuing bank may deduct shareholder distribution, custody, foreign currency exchange, and other fees from the payment of dividends.

Growth-Oriented Investment Strategies Risk. Growth funds generally focus on stocks of companies believed to have above-average potential for growth in revenue and earnings. Growth securities typically are very sensitive to market movements because their market prices frequently reflect projections of future earnings or revenues, and when it appears that those expectations will not be met the prices of growth securities typically fall.

Value-Oriented Investment Strategies Risk. Value stocks are those that are believed to be undervalued in comparison to their peers due to adverse business developments or other factors. Value investing is subject to the risk that the market will not recognize a security’s inherent value for a long time or at all, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. In addition, during some periods (which may be extensive) value stocks generally may be out of favor in the markets.

Lending Portfolio Securities Risk. The Fund may lend its portfolio securities to broker-dealers and banks, provided that it may not lend securities if, as a result, the aggregate value of all securities loaned would exceed 33 1/3% of its total assets. The collateral, including the investment of any cash collateral, is subject to market depreciation. In the event of bankruptcy or other default of the borrower, the Fund could experience delays in both liquidating the loan collateral and recovering the loaned securities and losses. The collateral (including any investment of cash collateral) is not subject to the percentage limitations on the Fund’s investments described elsewhere in this prospectus.

Management and Strategy Risk. The value of your investment is dependent upon the judgment of the Advisor about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, which may prove to be incorrect.

Income and Distribution Risk. The income that shareholders receive from the Fund through annual distributions is based primarily on the dividends and interest the Fund earns from its investments. Dividend payments the Fund receives in respect of its portfolio securities can vary widely over the short and long-term.

Market Capitalization Risk. Larger, more established companies may be unable to attain the high growth rates of successful, smaller companies during periods of economic expansion. The securities of small-capitalization and mid-capitalization companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger, more established companies or market averages in general. In addition, such companies typically are more likely to be adversely affected than large capitalization companies by changes in earning results, business prospects, investor expectations or poor economic or market conditions.

Investment Risk. Various sectors of the global financial markets have been experiencing an extended period of adverse conditions. Market uncertainty has increased dramatically, particularly in the United States and Europe, and adverse market conditions have expanded to other markets. These conditions have resulted in disruption of markets, periods of reduced liquidity, greater volatility, general volatility of spreads, an acute contraction in the availability of credit and a lack of price transparency. The long-term impact of these events is uncertain but could continue to have a material effect on general economic conditions, consumer and business confidence, and market liquidity.

Sector Focus Risk. The Fund may invest a larger portion of its assets in one or more sectors than many other mutual funds and thus will be more susceptible to negative events affecting those sectors. For example, as of November 30, 2025, 31.0% of the Fund’s assets were invested in the technology sector. Technology companies may have limited product lines, markets, financial resources or personnel. Technology companies typically face intense competition and potentially rapid product obsolescence. They are also heavily dependent on intellectual property rights and may be adversely affected by the loss or impairment of those rights. Companies in the technology sector are facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action.

Cybersecurity Risk. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Advisor, and/or other service providers (including custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality. In an extreme case, a shareholder’s ability to exchange or redeem Fund shares may be affected. Issuers of securities in which the Fund invests are also subject to cybersecurity risks, and the value of those securities could decline if the issuers experience cybersecurity incidents.

Market Disruption and Geopolitical Risk. U.S. market disruption can be caused by economic, financial or political events and factors, including but not limited to, international wars or conflicts (including Russia’s military invasion of Ukraine and the conflicts in the Middle East), geopolitical developments (including trading and tariff arrangements, and sanctions), instability in regions such as Asia, Eastern Europe and the Middle East, terrorism, natural disasters and public health epidemics (including the outbreak of COVID-19 globally).

Performance Information

The following bar chart and tables provide an indication of the risks of investing in the Fund by showing changes in the Fund’s Institutional Class performance from year to year and by showing how the average annual total returns for each class compared to that of a broad-based securities market index. The Fund acquired all of the assets and liabilities of the Zacks All-Cap Core Fund (the “Predecessor Fund”), a series of Investment Managers Series Trust (the “Predecessor Trust”), in a tax-free reorganization on January 26, 2024. In connection with this acquisition, Institutional Class shares of the Predecessor Fund were exchanged for Institutional Class shares of the Fund. The Predecessor Fund had an investment objective and strategies that were, in all material respects, the same as those of the Fund, and were managed in a manner that, in all material respects, complied with the investment guidelines and restrictions of the Fund. The performance information set forth below reflects the historical performance of the Predecessor Fund’s shares. Prior to October 31, 2016, Institutional Class shares were designated as Class A shares, which were subject to a 5.75% sales charge that is not reflected in the total return figures. You should be aware that the Fund’s past performance (before and after taxes) may not be an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at: www.zacksfunds.com or by calling 1-888-453-4003.

Calendar-Year Total Return (before taxes) for Institutional Class Shares

For each calendar year at NAV

Institutional Class Shares
Highest Calendar Quarter Return at NAV (non-annualized):	18.66%	Quarter Ended 06/30/2020
Lowest Calendar Quarter Return at NAV (non-annualized):	(18.59)%	Quarter Ended 03/31/2020

Average Annual Total Returns for the Periods Ended December 31, 2025	1 year	5 years	10 years
Return Before Taxes
Institutional Class Shares	15.60%	13.48%	13.26%
Return After Taxes on Distributions
Institutional Class Shares	14.97%	10.57%	10.57%
Return After Taxes on Distributions and Sale of Fund Shares
Institutional Class Shares	9.67%	10.10%	10.05%
Russell 3000® Index (Reflects no deductions for fees, expenses or taxes)	17.15%	13.15%	14.29%

After-tax performance is presented only for Institutional Class shares of the Fund. Actual after-tax returns depend on the investor’s individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-advantaged investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts (“IRAs”). The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the periods presented and do not reflect the impact of state and local taxes.

Management

Investment Advisor. Zacks Investment Management, Inc. is the Advisor to the Fund.

Portfolio Manager. Mitch Zacks, Principal & senior portfolio manager of the Advisor, has served as a portfolio manager of the Fund since its inception in December 2005.

Purchase and Redemption of Shares

Institutional Class Shares

Minimum Investments	To Open Your Account	To Add to Your Account
Direct Regular Accounts	$5,000	$1,000
Direct Retirement Accounts	$2,000	$500
Automatic Investment Plan	$5,000	$500
Gift Account For Minors	$2,000	$500

The eligibility requirements are described in this Prospectus under “How to Buy and Sell Shares” and on the Fund’s website. We may reduce or waive the minimums or eligibility requirements in certain cases.

The Fund’s shares are available for purchase and are redeemable on any business day through your broker-dealer and directly from the Fund by mail, facsimile, telephone, or bank wire. Purchase and redemption orders by mail should be sent to Zacks All-Cap Core Fund, c/o Ultimus Fund Solutions, LLC, Via Regular Mail: P.O. Box 46707, Cincinnati, OH 45246 or Via Overnight Mail: 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246. Please call the Fund at 1-888-453-4003 to conduct telephone transactions or to receive wire instructions for bank wire orders. Investors who wish to purchase or redeem Fund shares through a broker-dealer should contact the broker-dealer directly.

Tax Information

The Fund’s distributions will generally be taxed to you as ordinary income or capital gains, unless you are investing through a tax deferred arrangement, such as a 401(k) plan or an IRA. Distributions on investments made through tax deferred vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those accounts. You are strongly urged to consult with our own tax advisors concerning the tax consequences of an investment in the Fund.

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Advisor, or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems, or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Zacks Small-Cap Core Fund

Investment Objective

The investment objective of the Zacks Small-Cap Core Fund is capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Shareholder Fees

(fees paid directly from your investment)

	Institutional Class	Investor Class
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lesser of amount purchased or redeemed)	None	None
Redemption Fee if redeemed within 30 days of purchase (as a % of amount redeemed)	2.00%	2.00%

Annual Fund Operating Expenses

(ongoing expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Investor Class
Management Fees	0.90%	0.90%
Distribution and Service (12b-1) Fees	0.00%	0.25%
Other Expenses	0.60%	0.60%
Acquired Fund Fees and Expenses	0.01%	0.01%
Total Annual Fund Operating Expenses	1.51%	1.76%
Fee Waiver and/or Expense Limitation[1]	(0.36)%	(0.36)%
Net Annual Fund Operating Expenses	1.15%	1.40%

1.	The Fund’s adviser, Zacks Investment Management, Inc. (the “Advisor”) has contractually agreed to reduce its fees and/or absorb expenses of the Fund, until at least April 1, 2027, to ensure that total annual fund operating expenses after fee waiver and/or reimbursement (exclusive of (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions, (iii) acquired fund fees and expenses; (iv) fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); (v) borrowing costs (such as interest and dividend expense on securities sold short); (vi) taxes; and (vii) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Advisor)) will not exceed 1.14% and 1.39% of the average daily net assets of the Institutional Class and Investor Class shares of the Fund, respectively. These fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years (within the three years from the date the fees have been waived or reimbursed), if such recoupment can be achieved within the lesser of the foregoing expense limits or those in place at the time of recapture. This agreement may be terminated only by Zacks Trust’s (the “Trust”) Board of Trustees (the “Board”) on 60 days’ written notice to the Advisor.

Example. You may also incur usual and customary brokerage commissions and other charges when buying or selling shares of the Fund, which are not reflected in the example that follows. This example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example includes the Fund’s contractual expense limitation through March 31, 2027.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Class	One Year	Three Years	Five Years	Ten Years
Institutional	$117	$440	$787	$1,765
Investor	$142	$518	$918	$2,038

Portfolio Turnover. The Fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. For the fiscal period ended November 30, 2025, the Fund’s portfolio turnover rate was 107% of the average value of its portfolio.

Principal Investment Strategies

The Fund pursues its investment objective by applying a hybrid research process which uses both quantitative and qualitative criteria. The Advisor uses a proprietary model to quantitatively assess the attractiveness of a large universe of stocks based on potential capital appreciation. The primary aim of the quantitative model is to identify those companies most likely to generate positive alpha, or excess return over the market, when adjusted for stock beta, or movement with the market. From a smaller universe of stocks that are highly ranked by the quantitative model, the portfolio manager selects small-cap stocks with attractive risk/return characteristics based on qualitative criteria. Portfolio construction incorporates risk controls.

Under normal circumstances, the Fund will invest at least 80% of its net assets (including amounts borrowed for investment purposes) in a diversified portfolio of equity securities of small capitalization companies, with an emphasis on equity securities of U.S. issuers. The Fund’s investments in equity securities may include common stock, preferred stock and convertible securities. The Fund considers small capitalization companies to be companies within the range of those companies included in the Russell 2000® Index at the time of purchase. Because small capitalization companies are defined by reference to an index, the range of market capitalization companies in which the Fund invests may vary with market conditions. As of April 30, 2025, the market capitalizations of companies included in the Russell 2000® Index were between $5.24 billion and $39.26 billion. The Russell 2000® Index is reconstituted annually, to seek to ensure that larger stocks do not distort the performance and characteristics of the Index and that the represented companies continue to reflect small capitalization characteristics.

The Fund is designed to be a “core” fund that seeks to combine both value and growth characteristics within the small-cap universe. The Fund seeks to diversify its assets by investing in securities from a pool of more than one dozen industry sectors. The Advisor allocates assets opportunistically based on market information and is not constrained by investment style parameters. Sector and style allocations generally result from a hybrid research process using quantitative and qualitative criteria. The Fund may engage in short-sale transactions up to 25% of its net assets. The Fund’s investment strategy involves active and frequent trading. In addition, the Fund may lend its portfolio securities to broker-dealers and other institutions as a means of earning additional income. The Fund may invest a significant amount of its assets in one or more sectors from time to time. As of November 30, 2025, 31.0% of the Fund’s assets were invested in the financial sector and 28.9% of the Fund’s assets were invested in the industrials sector. The sectors in which the Fund is more heavily invested will vary.

Under normal circumstances, the Fund invests primarily in equity securities of U.S. issuers. The Fund also may invest in equity securities of Canadian issuers and American Depository Receipts (“ADRs”). ADRs are receipts that represent interests in foreign securities held on deposit by U.S. banks.

Principal Risks of Investing in the Fund

Risk is inherent in all investing. The loss of your money is a principal risk of investing in the Fund. Investors should consider the following risk factors and special considerations associated with investing in the Fund, which may cause you to lose money. The following principal risk factors have been identified for the Fund. There can be no assurance that the Fund will be successful in meeting its investment objective.

Market Risk. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. In addition, local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, or other events could have a significant impact on a security or instrument. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

Equity Risk. The value of the equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests.

Quantitative Model Risk. There are limitations inherent in every quantitative model. The factors used in quantitative analysis and the weight placed on those factors may not be predictive of a security’s value. In addition, factors that affect a security’s value can change over time and these changes may not be reflected in the quantitative model. Investments selected using other quantitative models may perform differently from the market as a whole or from their expected performance. There can be no assurance that use of a quantitative model will enable the Fund to achieve positive returns or outperform the market.

Lending Portfolio Securities Risk. The Fund may lend its portfolio securities to broker-dealers and banks, provided that it may not lend securities if, as a result, the aggregate value of all securities loaned would exceed 33 1/3% of its total assets. The collateral, including the investment of any cash collateral, is subject to market depreciation. In the event of bankruptcy or other default of the borrower, the Fund could experience delays in both liquidating the loan collateral and recovering the loaned securities and losses. The collateral (including any investment of cash collateral) is not subject to the percentage limitations on the Fund’s investments described elsewhere in this prospectus.

Management and Strategy Risk. The value of your investment is dependent upon the judgment of the Advisor about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, which may prove to be incorrect.

Portfolio Turnover Risk. Active and frequent trading of the Fund’s portfolio securities may lead to higher transaction costs and may result in a greater number of taxable transactions than would otherwise be the case, which could negatively affect the Fund’s performance. A high rate of portfolio turnover is 100% or more.

Foreign Investment Risk. The prices of foreign securities may be more volatile than the prices of securities of U.S. issuers because of economic and social conditions abroad, political developments, and changes in the regulatory environments of foreign countries. Changes in exchange rates and interest rates, and the imposition of sanctions, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and/or other governments may adversely affect the values of the Fund’s foreign investments. Foreign companies are generally subject to different legal and accounting standards than U.S. companies, and foreign financial intermediaries may be subject to less supervision and regulation than U.S. financial firms. Foreign securities include ADRs. Unsponsored ADRs are organized independently and without the cooperation of the foreign issuer of the underlying securities, and involve additional risks because U.S. reporting requirements do not apply. In addition, the issuing bank may deduct shareholder distribution, custody, foreign currency exchange, and other fees from the payment of dividends.

Small-Cap Companies Risk. The securities of small-capitalization companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger, more established companies or market averages in general. In addition, such companies typically are more likely to be adversely affected than large capitalization companies by changes in earning results, business prospects, investor expectations or poor economic or market conditions.

Growth-Oriented Investment Strategies Risk. Growth funds generally focus on stocks of companies believed to have above-average potential for growth in revenue and earnings. Growth securities typically are very sensitive to market movements because their market prices frequently reflect projections of future earnings or revenues, and when it appears that those expectations will not be met the prices of growth securities typically fall.

Value-Oriented Investment Strategies Risk. Value stocks are those that are believed to be undervalued in comparison to their peers due to adverse business developments or other factors. Value investing is subject to the risk that the market will not recognize a security’s inherent value for a long time or at all, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. In addition, during some periods (which may be extensive) value stocks generally may be out of favor in the markets.

Income and Distribution Risk. The income that shareholders receive from the Fund through annual distributions is based primarily on the dividends and interest the Fund earns from its investments. Dividend payments the Fund receives in respect of its portfolio securities can vary widely over the short and long-term.

Short Sales Risk. In connection with a short sale of a security or other instrument, the Fund is subject to the risk that instead of declining, the price of the security or other instrument sold short will rise. If the price of the security or other instrument sold short increases between the date of the short sale and the date on which the Fund replaces the security or other instrument borrowed to make the short sale, the Fund will experience a loss, which is theoretically unlimited since there is a theoretically unlimited potential for the market price of a security or other instrument sold short to increase.

Investment Risk. Various sectors of the global financial markets have been experiencing an extended period of adverse conditions. Market uncertainty has increased dramatically, particularly in the United States and Europe, and adverse market conditions have expanded to other markets. These conditions have resulted in disruption of markets, periods of reduced liquidity, greater volatility, general volatility of spreads, an acute contraction in the availability of credit and a lack of price transparency. The long-term impact of these events is uncertain but could continue to have a material effect on general economic conditions, consumer and business confidence, and market liquidity.

Sector Focus Risk. The Fund may invest a larger portion of its assets in one or more sectors than many other mutual funds and thus will be more susceptible to negative events affecting those sectors. For example, as of November 30, 2025, 30.1% of the Fund’s assets were invested in the financials sector and 28.9% of the Fund’s assets were invested in the industrial sector. The performance of companies in the financial sector may be adversely impacted by many factors, including, among others: government regulations of, or related to, the sector; governmental monetary and fiscal policies; economic, business or political conditions; credit rating downgrades; changes in interest rates; price competition; and decreased liquidity in credit markets. The financial sector has experienced significant losses and a high degree of volatility in the recent past, and the impact of more stringent capital requirements and of recent or future regulation on any individual financial company or on the sector as a whole cannot be predicted. The performance of companies in the industrial sector may be adversely impacted by many factors, including, among others: government regulations of, or related to, the sector; world events and economic conditions; insurance costs; and labor relations issues. Companies in the industrial sector can also be cyclical, subject to sharp price movements, and significantly affected by government spending policies.

Cybersecurity Risk. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Advisor, and/or other service providers (including custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality. In an extreme case, a shareholder’s ability to exchange or redeem Fund shares may be affected. Issuers of securities in which the Fund invests are also subject to cybersecurity risks, and the value of those securities could decline if the issuers experience cybersecurity incidents.

Market Disruption and Geopolitical Risk. U.S. market disruption can be caused by economic, financial or political events and factors, including but not limited to, international wars or conflicts (including Russia’s military invasion of Ukraine and the conflicts in the Middle East), geopolitical developments (including trading and tariff arrangements, and sanctions), instability in regions such as Asia, Eastern Europe and the Middle East, terrorism, natural disasters and public health epidemics (including the outbreak of COVID-19 globally).

Performance Information

The following bar chart and tables provide an indication of the risks of investing in the Fund by showing changes in the Fund’s Investor Class performance from year to year and by showing how the average annual total returns for each class compared to that of a broad-based securities market index. The Fund acquired all of the assets and liabilities of the Zacks Small-Cap Core Fund (the “Predecessor Fund”), a series of Investment Managers Series Trust (the “Predecessor Trust”), in a tax-free reorganization on January 26, 2024. In connection with this acquisition, Institutional Class and Investor Class shares of the Predecessor Fund were exchanged for Institutional Class shares and Investor Class shares of the Fund, respectively. The Predecessor Fund had an investment objective and strategies that were, in all material respects, the same as those of the Fund, and were managed in a manner that, in all material respects, complied with the investment guidelines and restrictions of the Fund. The performance information set forth below reflects the historical performance of the Predecessor Fund’s shares. You should be aware that the Fund’s past performance (before and after taxes) may not be an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at: www.zacksfunds.com or by calling 1-888-453-4003.

Calendar-Year Total Return (before taxes) for Investor Class Shares

For each calendar year at NAV

Investor Class Shares
Highest Calendar Quarter Return at NAV (non-annualized):	24.13%	Quarter Ended 12/31/2020
Lowest Calendar Quarter Return at NAV (non-annualized):	(34.77)%	Quarter Ended 03/31/2020

Average Annual Total Returns for the Periods Ended December 31, 2025	1 year	5 years	10 years*
Return Before Taxes
Investor Class Shares	10.25%	9.98%	8.89%
Institutional Class Shares	10.53%	10.26%	9.17%
Return After Taxes on Distributions
Investor Class Shares	10.25%	8.53%	7.17%
Return After Taxes on Distributions and Sale of Fund Shares
Investor Class Shares	6.07%	7.51%	6.45%
Russell 3000® Index** (Reflects no deductions for fees, expenses or taxes)	17.15%	13.15%	14.29%
Russell 2000® Index (Reflects no deductions for fees, expenses or taxes)	11.29%	4.68%	8.13%

*	Investor Class shares were first offered on June 30, 2011. Institutional Class shares were first offered on February 28, 2014. The performance figures for Institutional Class shares include the performance for the Investor Class shares for the period prior to February 28, 2014. For such period Institutional Class shares would have had substantially similar performance as Investor Class because the shares are invested in the same portfolio of securities and the average annual total returns would have differed only to the extent that the expenses of Institutional Class shares were lower than the expenses of Investor Class shares and therefore, returns for Institutional Class shares would have been higher than those of Investor Class shares.
**	In accordance with new regulatory requirements, the Fund changed its broad-based securities market index from the Russell 2000® Index to the Russell 3000® Index. The Fund will continue to show the performance of the Russell 2000® Index for comparative purposes.

After-tax performance is presented only for Investor Class shares of the Fund. The after-tax returns for other Fund classes may vary. Actual after-tax returns depend on the investor’s individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-advantaged investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts (“IRAs”). The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the periods presented and do not reflect the impact of state and local taxes.

Management

Investment Advisor. Zacks Investment Management, Inc. is the Advisor to the Fund.

Portfolio Manager. Mitch Zacks, Principal & senior portfolio manager of the Advisor, has served as a portfolio manager of the Fund since its inception in June 2011.

Purchase and Redemption of Shares

Investor Class Shares

Minimum Investments	To Open Your Account	To Add to Your Account
Direct Regular Accounts	$2,500	$100
Direct Retirement Accounts	$1,000	$50
Automatic Investment Plan	$500	$50
Gift Account For Minors	$1,000	$50

Institutional Class Shares

Minimum Investments	To Open Your Account	To Add to Your Account
Direct Regular Accounts	$5,000	$1,000
Direct Retirement Accounts	$2,000	$500
Automatic Investment Plan	$5,000	$500
Gift Account For Minors	$2,000	$500

The eligibility requirements for each class are described in this Prospectus under “How to Buy and Sell Shares” and on the Fund’s website. We may reduce or waive the minimums or eligibility requirements in certain cases.

The Fund’s shares are available for purchase and are redeemable on any business day through your broker-dealer and directly from the Fund by mail, facsimile, telephone, or bank wire. Purchase and redemption orders by mail should be sent to Zacks Small-Cap Core Fund, c/o Ultimus Fund Solutions, LLC, Via Regular Mail: P.O. Box 46707, Cincinnati, OH 45246 or Via Overnight Mail: 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246. Please call the Fund at 1-888-453-4003 to conduct telephone transactions or to receive wire instructions for bank wire orders. Investors who wish to purchase or redeem Fund shares through a broker-dealer should contact the broker-dealer directly.

Tax Information

The Fund’s distributions will generally be taxed to you as ordinary income or capital gains, unless you are investing through a tax deferred arrangement, such as a 401(k) plan or an IRA. Distributions on investments made through tax deferred vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those accounts. You are strongly urged to consult with our own tax advisors concerning the tax consequences of an investment in the Fund.

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Advisor, or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems, or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Zacks Dividend Fund

Investment Objective

The investment objectives of the Zacks Dividend Fund are capital appreciation and dividend income.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Shareholder Fees

(fees paid directly from your investment)

	Institutional Class	Investor Class
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lesser of amount purchased or redeemed)	None	None
Redemption Fee if redeemed within 30 days of purchase (as a % of amount redeemed)	2.00%	2.00%

Annual Fund Operating Expenses

(ongoing expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Investor Class
Management Fees	0.80%	0.80%
Distribution and Service (12b-1) Fees	0.00%	0.25%
Other Expenses	0.35%	0.34%
Acquired Fund Fees and Expenses	0.01%	0.01%
Total Annual Fund Operating Expenses	1.16%	1.40%
Fee Waiver and/or Expense Limitation[1]	(0.10)%	(0.09)%
Net Annual Fund Operating Expenses	1.06%	1.31%

1.	The Fund’s adviser, Zacks Investment Management, Inc. (the “Advisor”) has contractually agreed to reduce its fees and/or absorb expenses of the Fund, until at least April 1, 2027, to ensure that total annual fund operating expenses after fee waiver and/or reimbursement (exclusive of (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions, (iii) acquired fund fees and expenses; (iv) fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); (v) borrowing costs (such as interest and dividend expense on securities sold short); (vi) taxes; and (vii) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Advisor)) will not exceed 1.05% and 1.30% of the average daily net assets of the Institutional Class and Investor Class shares of the Fund, respectively. These fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years (within the three years from the date the fees have been waived or reimbursed), if such recoupment can be achieved within the lesser of the foregoing expense limits or those in place at the time of recapture. This agreement may be terminated only by Zacks Trust’s (the ‘Trust”) Board of Trustees (the “Board”) on 60 days’ written notice to the Advisor.

Example. You may also incur usual and customary brokerage commissions and other charges when buying or selling shares of the Fund, which are not reflected in the example that follows. This example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example includes the Fund’s contractual expense limitation through March 31, 2027.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Class	One Year	Three Years	Five Years	Ten Years
Institutional	$108	$360	$630	$1,403
Investor	$134	$435	$759	$1,675

Portfolio Turnover. The Fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. For the fiscal period ended November 30, 2025, the Fund’s portfolio turnover rate was 17% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund will invest at least 80% of its net assets plus borrowings for investment purposes in equity securities of dividend paying companies organized or headquartered in the United States. The Fund’s equity investments include common stock, preferred stock, rights and warrants. The Advisor intends to invest the Fund’s assets in the equity securities of companies that the Advisor believes are undervalued based on their earnings, dividends, assets, or other financial measures. While the Fund may invest in companies of any market capitalization, it will generally focus on companies with large capitalizations ($10 billion or higher at the time of purchase). The Fund may also invest in exchange-traded funds (“ETFs”), which are investment companies that invest in portfolios of securities designed to track particular market segments or indices, the shares of which are bought and sold on securities exchanges. In addition, the Fund may also invest in American Depositary Receipts (“ADRs”), which are receipts that represent interests in foreign securities held on deposit by U.S. banks. In addition, the Fund may lend its portfolio securities to broker-dealers and other institutions as a means of earning additional income.

The Advisor employs a bottom-up investment approach to buying and selling investments for the Fund. The Advisor selects investments primarily based on quantitative analysis of an individual issuer and its potential for capital appreciation and dividend income. The Advisor uses a quantitative model that analyzes an issuer’s dividend yield, earnings, cash flows, competitive position, and management ability. The primary aim of this quantitative model is to systematically evaluate an issuer’s valuation, price and earnings momentum and earnings quality. In addition to considering a company’s financial condition the Advisor also considers other factors such as general market, economic, political, and regulatory conditions. The Fund may invest a significant amount of its assets in one or more sectors from time to time. As of November 30, 2025, 22.2% of the Fund’s assets were invested in the financials sector. The sectors in which the Fund is more heavily invested will vary.

Principal Risks of Investing in the Fund

Risk is inherent in all investing. The loss of your money is a principal risk of investing in the Fund. Investors should consider the following risk factors and special considerations associated with investing in the Fund, which may cause you to lose money. The following principal risk factors have been identified for the Fund. There can be no assurance that the Fund will be successful in meeting its investment objective.

Market Risk. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. In addition, local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, or other events could have a significant impact on a security or instrument. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

Equity Risk. The value of the equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests.

Quantitative Model Risk. There are limitations inherent in every quantitative model. The factors used in quantitative analysis and the weight placed on those factors may not be predictive of a security’s value. In addition, factors that affect a security’s value can change over time and these changes may not be reflected in the quantitative model. Investments selected using quantitative models may perform differently from the market as a whole or from their expected performance. There can be no assurance that use of a quantitative model will enable the Fund to achieve positive returns or outperform the market.

Dividend Paying Securities Risk. The Fund will have significant exposure to dividend paying securities. There is no guarantee that issuers of the securities held by the Fund will declare dividends in the future or that, if declared, they will either remain at current levels or increase over time.

Lending Portfolio Securities Risk. The Fund may lend its portfolio securities to broker-dealers and banks, provided that it may not lend securities if, as a result, the aggregate value of all securities loaned would exceed 33 1/3% of its total assets. The collateral, including the investment of any cash collateral, is subject to market depreciation. In the event of bankruptcy or other default of the borrower, the Fund could experience delays in both liquidating the loan collateral and recovering the loaned securities and losses. The collateral (including any investment of cash collateral) is not subject to the percentage limitations on the Fund’s investments described elsewhere in this prospectus.

Management and Strategy Risk. The value of your investment is dependent upon the judgment of the Advisor about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, which may prove to be incorrect.

Market Capitalization Risk. Larger, more established companies may be unable to attain the high growth rates of successful, smaller companies during periods of economic expansion. The securities of small-capitalization and mid-capitalization companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger, more established companies or market averages in general. In addition, such companies typically are more likely to be adversely affected than large capitalization companies by changes in earning results, business prospects, investor expectations or poor economic or market conditions.

Foreign Investment Risk. The prices of foreign securities may be more volatile than the prices of securities of U.S. issuers because of economic and social conditions abroad, political developments, and changes in the regulatory environments of foreign countries. Changes in exchange rates and interest rates, and the imposition of sanctions, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and/or other governments may adversely affect the values of the Fund’s foreign investments. Foreign companies are generally subject to different legal and accounting standards than U.S. companies, and foreign financial intermediaries may be subject to less supervision and regulation than U.S. financial firms. Foreign securities include ADRs. Unsponsored ADRs are organized independently and without the cooperation of the foreign issuer of the underlying securities, and involve additional risks because U.S. reporting requirements do not apply. In addition, the issuing bank may deduct shareholder distribution, custody, foreign currency exchange, and other fees from the payment of dividends.

Preferred Stock Risk. Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stock, dividends and a fixed share of the proceeds resulting from a liquidation of the company. The market value of preferred stock is subject to company-specific and market risks applicable generally to equity securities and is also sensitive to changes in the company’s creditworthiness, the ability of the company to make payments on the preferred stock, and changes in interest rates, typically declining in value if interest rates rise.

ETF Risk. Investing in an ETF will provide the Fund with exposure to the securities comprising the index on which the ETF is based and will expose the Fund to risks similar to those of investing directly in those securities. Shares of ETFs typically trade on securities exchanges and may at times trade at a premium or discount to their net asset values (“NAVs”). In addition, an ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of securities held. Investing in ETFs, which are investment companies, involves duplication of advisory fees and certain other expenses. The Fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs.

Value-Oriented Investment Strategies Risk. Value stocks are those that are believed to be undervalued in comparison to their peers due to adverse business developments or other factors. Value investing is subject to the risk that the market will not recognize a security’s inherent value for a long time or at all, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. In addition, during some periods (which may be extensive) value stocks generally may be out of favor in the markets.

Warrants and Rights Risk. Warrants and rights may lack a liquid secondary market for resale. The prices of warrants and rights may fluctuate as a result of speculation or other factors. Warrants and rights can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants and rights do not necessarily move in tandem with the prices of their underlying securities and therefore, are highly volatile and speculative investments. If a warrant or right expires without being exercised, the Fund will lose any amount paid for the warrant or right.

Investment Risk. Various sectors of the global financial markets have been experiencing an extended period of adverse conditions. Market uncertainty has increased dramatically, particularly in the United States and Europe, and adverse market conditions have expanded to other markets. These conditions have resulted in disruption of markets, periods of reduced liquidity, greater volatility, general volatility of spreads, an acute contraction in the availability of credit and a lack of price transparency. The long-term impact of these events is uncertain but could continue to have a material effect on general economic conditions, consumer and business confidence, and market liquidity.

Sector Focus Risk. The Fund may invest a larger portion of its assets in one or more sectors than many other mutual funds and, thus, will be more susceptible to negative events affecting those sectors. For example, as of November 30, 2025, 22.2% of the Fund’s assets were invested in the financials sector. The performance of companies in the financial sector may be adversely impacted by many factors, including, among others: government regulations of, or related to, the sector; governmental monetary and fiscal policies; economic, business or political conditions; credit rating downgrades; changes in interest rates; price competition; and decreased liquidity in credit markets. The financial sector has experienced significant losses and a high degree of volatility in the recent past, and the impact of more stringent capital requirements and of recent or future regulation on any individual financial company or on the sector as a whole cannot be predicted.

Cybersecurity Risk. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Advisor, and/or other service providers (including custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality. In an extreme case, a shareholder’s ability to exchange or redeem Fund shares may be affected. Issuers of securities in which the Fund invests are also subject to cybersecurity risks, and the value of those securities could decline if the issuers experience cybersecurity incidents.

Market Disruption and Geopolitical Risk. U.S. market disruption can be caused by economic, financial or political events and factors, including but not limited to, international wars or conflicts (including Russia’s military invasion of Ukraine and the conflicts in the Middle East), geopolitical developments (including trading and tariff arrangements, and sanctions), instability in regions such as Asia, Eastern Europe and the Middle East, terrorism, natural disasters and public health epidemics (including the outbreak of COVID-19 globally).

Performance Information

The following bar chart and tables provide an indication of the risks of investing in the Fund by showing changes in the Fund’s Investor Class performance from year to year and by showing how the average annual total returns for each class compared to that of a broad-based securities market index. The Fund acquired all of the assets and liabilities of the Zacks Dividend Fund (the “Predecessor Fund”), a series of Investment Managers Series Trust (the “Predecessor Trust”), in a tax-free reorganization on January 26, 2024. In connection with this acquisition, Institutional Class and Investor Class shares of the Predecessor Fund were exchanged for Institutional Class shares and Investor Class shares of the Fund, respectively. The Predecessor Fund had an investment objective and strategies that were, in all material respects, the same as those of the Fund, and were managed in a manner that, in all material respects, complied with the investment guidelines and restrictions of the Fund. The performance information set forth below reflects the historical performance of the Predecessor Fund’s shares. You should be aware that the Fund’s past performance (before and after taxes) may not be an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at: www.zacksfunds.com or by calling 1-888-453-4003.

Calendar-Year Total Return (before taxes) for Investor Class Shares

For each calendar year at NAV

Investor Class Shares
Highest Calendar Quarter Return at NAV (non-annualized):	15.00%	Quarter Ended 12/31/2022
Lowest Calendar Quarter Return at NAV (non-annualized):	(23.00)%	Quarter Ended 03/31/2020

Average Annual Total Returns for the Periods Ended December 31, 2025	1 year	5 years	10 years*
Return Before Taxes
Investor Class Shares	15.25%	11.32%	10.25%
Institutional Class Shares	15.51%	11.33%	9.96%
Return After Taxes on Distributions*
Investor Class Shares	14.27%	9.70%	8.78%
Return After Taxes on Distributions and Sale of Fund Shares*
Investor Class Shares	9.72%	8.50%	7.80%
Russell 1000®** Index (Reflects no deductions for fees, expenses or taxes)	17.37%	13.59%	14.59%
Russell 1000® Value Index (Reflects no deductions for fees, expenses or taxes)	15.91%	11.33%	10.53%

*	Investor Class shares were first offered on January 31, 2014. Institutional Class shares were first offered on January 31, 2017. The performance figures for Institutional Class shares include the performance for the Investor Class shares for the period prior to January 31, 2017. For such period Institutional Class shares would have had substantially similar performance as Investor Class because the shares are invested in the same portfolio of securities and the average annual total returns would have differed only to the extent that the expenses of Institutional Class shares were lower than the expenses of Investor Class shares and therefore, returns for Institutional Class shares would have been higher than those of Investor Class shares.
**	In accordance with regulatory requirements, the Fund changed its broad-based securities market index from the Russell 1000® Value Index to the Russell 1000® Index. The Fund will continue to show the performance of the Russell 1000® Value Index for comparative purposes.

After-tax performance is presented only for Investor Class shares of the Fund. The after-tax returns for other Fund classes may vary. Actual after-tax returns depend on the investor’s individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-advantaged investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts (“IRAs”). The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the periods presented and do not reflect the impact of state and local taxes.

Management

Investment Advisor. Zacks Investment Management, Inc. is the Advisor to the Fund.

Portfolio Manager. Mitch Zacks, Principal & senior portfolio manager of the Advisor, has served as a portfolio manager of the Fund since its inception in January 2014.

Purchase and Redemption of Shares

Investor Class Shares

Minimum Investments	To Open Your Account	To Add to Your Account
Direct Regular Accounts	$2,500	$100
Direct Retirement Accounts	$1,000	$50
Automatic Investment Plan	$500	$50
Gift Account For Minors	$1,000	$50

Institutional Class Shares

Minimum Investments	To Open Your Account	To Add to Your Account
Direct Regular Accounts	$5,000	$1,000
Direct Retirement Accounts	$2,000	$500
Automatic Investment Plan	$5,000	$500
Gift Account For Minors	$2,000	$500

The eligibility requirements for each class are described in this Prospectus under “How to Buy and Sell Shares” and on the Fund’s website. We may reduce or waive the minimums or eligibility requirements in certain cases.

The Fund’s shares are available for purchase and are redeemable on any business day through your broker-dealer and directly from the Fund by mail, facsimile, telephone, or bank wire. Purchase and redemption orders by mail should be sent to Zacks Dividend Fund, c/o Ultimus Fund Solutions, LLC, Via Regular Mail: P.O. Box 46707, Cincinnati, OH 45246 or Via Overnight Mail: 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246. Please call the Fund at 1-888-453-4003 to conduct telephone transactions or to receive wire instructions for bank wire orders. Investors who wish to purchase or redeem Fund shares through a broker-dealer should contact the broker-dealer directly.

Tax Information

The Fund’s distributions will generally be taxed to you as ordinary income or capital gains, unless you are investing through a tax deferred arrangement, such as a 401(k) plan or an IRA. Distributions on investments made through tax deferred vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those accounts. You are strongly urged to consult with our own tax advisors concerning the tax consequences of an investment in the Fund.

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Advisor, or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems, or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Additional Information About the Funds’ Investment Objectives,

Principal Investment Strategies, and Risks

ZACKS ALL-CAP CORE FUND

Investment Objectives

The Fund’s investment objectives are primarily capital appreciation and secondarily, to provide shareholders with income through dividends. There is no guarantee that the Fund will achieve its objectives. The Fund’s investment objectives are not fundamental, and may be changed by the Board without shareholder approval upon 60 days’ prior written notice to shareholders. The Fund’s investment strategies and policies may be changed from time to time without shareholder approval or prior written notice, unless specifically stated otherwise in this Prospectus or the Statement of Additional Information (the “SAI”).

Principal Investment Strategies

The Fund pursues its investment objectives by applying a hybrid research process which uses both quantitative and qualitative criteria. The Advisor uses the Zacks Rank to quantitatively assess the attractiveness of a large universe of stocks based primarily on an analysis of changing patterns of earnings estimates for a company. The primary aim of the Zacks Rank model is to identify those companies most likely to experience positive earnings estimate revisions. From a smaller universe of stocks that are highly ranked by the quantitative model (approximately 300 securities), the portfolio manager selects stocks with strong earnings potential using traditional “bottom-up” valuation metrics.

Portfolio construction is driven by modern portfolio theory incorporating strict risk controls. Modern portfolio theory is a method for selecting investments intended to maximize overall returns within an acceptable level of risk. This mathematical framework is used to build a portfolio of investments that maximizes the amount of expected return for the given level of risk. Under normal circumstances, the Advisor expects to invest primarily in equity securities with an emphasis on equity securities of U.S. issuers. The Fund seeks to diversify its assets by investing in securities from a pool of more than one dozen industry sectors and over 200 industry groups. The Advisor allocates assets opportunistically based on market information and is not constrained by market capitalization or style parameters. Sector, capitalization and style allocations generally result from market trends regarding earnings information. The Fund may invest a significant amount of its assets in one or more sectors from time to time. As of November 30, 2025, 31.0% of the Fund’s assets were invested in the technology sector. The sectors in which the Fund is more heavily invested will vary.

Under normal circumstances, the Fund invests primarily in equity securities of U.S. issuers. The Fund also may invest in equity securities of Canadian issuers and ADRs. ADRs are receipts that represent interests in foreign securities held on deposit by U.S. banks. These policies are non-fundamental and may be changed by the Board without shareholder approval. In addition, the Fund may lend its portfolio securities to broker-dealers and other institutions as a means of earning additional income.

Investment Philosophy. The Advisor’s investment strategy is based on the belief that just as the broader markets are driven by investors’ expectations of interest rates, inflation and economic growth, each individual company’s stock price is also driven by expectations. The most critical expectations are the projected earnings for the current quarter, the current fiscal year and the next fiscal year.

These earnings expectations, or estimates, and their continual revisions are generated by approximately 3,500 securities analysts employed by over 200 brokerage/research firms providing ongoing investment research to the Advisor. These analysts closely monitor selected groups of companies, analyzing their financial data, their competitors and their markets. They also evaluate new products and services provided by the companies and meet with company executives to learn more about a company’s operations. The analysts use this information to arrive at estimates of a company’s future earnings.

Statistical studies indicate that when analysts’ earnings estimates for a company are revised upward, the stock, on average, will outperform the market. Conversely, if earnings estimates for a company are revised downward, the stock, on average, will underperform the market.

The Advisor selects stocks that it believes will experience future upward estimate revisions and consequently upward price movements. The Advisor relies on information provided by its affiliate, Zacks Investment Research, Inc., to make these investment decisions.

Zacks Investment Research, Inc. developed a system and database to monitor the earnings estimates of virtually all of the analysts that follow a given company. The Zacks database covers approximately 4,000 U.S. and Canadian companies and is updated daily. Zacks Investment Research, Inc. uses this database to produce the Zacks Rank, a ranking of companies based on patterns in earnings estimate revisions and deviations between reported quarterly earnings and analysts’ estimates of earnings for the quarter. The Zacks Rank seeks to predict future relative investment performance over a three – to six - month horizon, for over 4,000 U.S. and Canadian companies.

Zacks Investment Research, Inc. has been producing the Zacks Rank on a weekly basis since 1981. The Zacks Rank classifies companies into five categories, numbered one through five. The stocks in category one are expected to have upward estimate revisions and the stocks in category five are expected to have downward estimate revisions. The Advisor has used the Zacks Rank since 1994 as one factor when making stock selection decisions for institutional accounts. The Advisor plan uses the Zacks Rank, as well as other factors, in managing investments in the Fund.

Decision Process and Stock Selection. The Advisor’s decision process is based on the portfolio manager’s evaluation of a wide range of fundamental factors, including the Zacks Rank, to determine if a company’s stock should be purchased for or sold from the portfolio.

When the Advisor believes that current market, economic, political or other conditions are unsuitable and would impair the pursuit of the Fund’s investment objective, the Fund may invest up to 100% of its assets in cash or cash equivalents, including but not limited to, obligations of the U.S. Government, money market fund shares, commercial paper, certificates of deposit and/or bankers acceptances, as well as other interest bearing or discount obligations or debt instruments that carry an investment grade rating by a national rating agency. When the Fund takes a temporary defensive position, the Fund may not achieve its investment objective.

Secondary Investment Strategies

Although not primary investment strategies, the Fund is authorized to use certain derivative instruments for hedging and risk management strategies; enter into forward commitment transactions for the purchase and sale of securities on a “when-issued” or “delayed delivery” basis; make short sales of securities; engage in repurchase agreement transactions; invest up to 15% of the Fund’s net assets in illiquid or restricted securities; and lend portfolio securities. These investment strategies are described in the SAI.

ZACKS SMALL-CAP CORE FUND

Investment Objective

The Zacks Small-Cap Core Fund seeks capital appreciation. The Fund’s investment objective is not fundamental, and may be changed by the Board without shareholder approval upon 60 days’ prior written notice to shareholders. The Fund’s investment strategies and policies may be changed from time to time without shareholder approval or prior written notice, unless specifically stated otherwise in this Prospectus or the SAI.

Principal Investment Strategies

The Fund pursues its investment objective by applying a hybrid research process which uses both quantitative and qualitative criteria. The Advisor uses a proprietary model to quantitatively assess the attractiveness of a large universe of stocks based on potential capital appreciation. The primary aim of the quantitative model is to identify those companies most likely to generate positive alpha, or excess return over the market, when adjusted for stock beta, or movement with the market. From a smaller universe of stocks that are highly ranked by the quantitative model, the portfolio manager selects small-cap stocks with attractive risk/return characteristics based on qualitative criteria. Portfolio construction incorporates risk controls. The Fund may invest a significant amount of its assets in one or more sectors from time to time. As of November 30, 2025, % of the Fund’s assets were invested in the financials sector and 30.1% of the Fund’s assets were invested in the financials sector. The sectors in which the Fund is more heavily invested will vary.

Under normal circumstances, the Fund will invest at least 80% of its net assets (including amounts borrowed for investment purposes) in a diversified portfolio of equity securities of small capitalization companies, with an emphasis on equity securities of U.S. issuers. The Fund’s investments in equity securities may include common stock, preferred stock and convertible securities. The Fund considers small capitalization companies to be companies within the range of those companies included in the Russell 2000® Index at the time of purchase. Because small capitalization companies are defined by reference to an index, the range of market capitalization companies in which the Fund invests may vary with market conditions. As of April 30, 2025, the market capitalizations of companies included in the Russell 2000® Index were between Russell 2000® Index. The Russell 2000® Index is reconstituted annually, typically on May 31 of each year, to seek to ensure that larger stocks do not distort the performance and characteristics of the Index and that the represented companies continue to reflect small capitalization characteristics.

The Fund is designed to be a “core” fund that seeks to combine both value and growth characteristics within the small-cap universe. The Fund seeks to diversify its assets by investing in securities from a pool of more than one dozen industry sectors. The Advisor allocates assets opportunistically based on market information and is not constrained by investment style parameters. The Fund may engage in short-sale transactions up to 25% of its net assets. The Fund’s investment strategy involves active and frequent trading. In addition, the Fund may lend its portfolio securities to broker-dealers and other institutions as a means of earning additional income.

Under normal circumstances, the Fund invests primarily in equity securities of U.S. issuers. The Fund also may invest in equity securities of Canadian issuers and ADRs. ADRs are receipts that represent interests in foreign securities held on deposit by U.S. banks. These policies are non-fundamental and may be changed by the Board without shareholder approval.

Investment Philosophy. The Advisor’s overall investment philosophy is to use quantitative methodologies combined with qualitative analysis to generate attractive risk-adjusted returns. The Advisor’s investment strategies emphasize insights from a disciplined research process that focuses on identifying investment anomalies. The Advisor’s security selection models are based on proprietary research and must incorporate solid economic principles as well as produce empirical results. The Advisor combines alpha generation models with risk-management systems as well as extensive qualitative oversight to seek to generate consistent risk-adjusted returns. The Advisor believes a systematic disciplined process, implemented through a full market cycle, is paramount in generating alpha over time.

Decision Process and Stock Selection. The Advisor’s decision process is based on the portfolio manager’s evaluation of a wide range of fundamental factors and proprietary quantitative models, to determine whether a company’s stock should be purchased for or sold from the Fund’s portfolio.

When the Advisor believes that current market, economic, political or other conditions are unsuitable and would impair the pursuit of the Fund’s investment objective, the Fund may invest up to 100% of its assets in cash or cash equivalents, including but not limited to, obligations of the U.S. Government, money market fund shares, commercial paper, certificates of deposit and/or bankers acceptances, as well as other interest bearing or discount obligations or debt instruments that carry an investment grade rating by a national rating agency. When the Fund takes a temporary defensive position, the Fund may not achieve its investment objective.

ZACKS DIVIDEND FUND

Investment Objectives

The Fund’s investment objectives are capital appreciation and dividend income. There is no assurance that the Fund will achieve its investment objectives. The Fund’s investment objectives are not fundamental and may be changed by the Board without shareholder approval, upon at least 60 days’ prior written notice to shareholders. The Fund’s investment strategies and policies may be changed from time to time without shareholder approval or prior written notice, unless specifically stated otherwise in this Prospectus or the SAI.

Principal Investment Strategies

Under normal market conditions, the Fund will invest at least 80% of its net assets plus borrowings for investment purposes in equity securities of dividend paying companies organized or headquartered in the United States. The Fund’s equity investments include common stock, preferred stock, rights and warrants. The Advisor intends to invest the Fund’s assets in the stocks of companies that it believes are undervalued based on their earnings, dividends, assets, or other financial measures. While the Fund may invest its assets in companies of any size, the Advisor will generally focus on companies with large market capitalizations ($10 billion or higher at the time of purchase). The Fund may also invest in ETFs and ADRs. In addition, the Fund may lend its portfolio securities to broker-dealers and other institutions as a means of earning additional income.

The Advisor employs a bottom-up investment approach to buying and selling investments for the Fund. The Advisor selects investments primarily based on quantitative analysis of an individual issuer and its potential for capital appreciation and dividend income. The Advisor uses a quantitative model that analyzes an issuer’s dividend yield, earnings, cash flows, competitive position, and management ability. The primary aim of this quantitative model is to systematically evaluate an issuer’s valuation, price and earnings momentum and earnings quality. In addition to considering a company’s financial condition the Advisor also considers other factors such as general market, economic, political, and regulatory conditions. The Fund may invest a significant amount of its assets in one or more sectors from time to time. As of November 30, 2025, 22.2% of the Fund’s assets were invested in the financials sector. The sectors in which the Fund is more heavily invested will vary.

The Fund will sell a security when one or more of the following occurs: 1) the security’s dividend is reduced to what the Advisor believes is an unacceptable amount per share, 2) the security’s yield falls below acceptable parameters, 3) there is a fundamental development that weakens the company’s balance sheet, 4) the Advisor believes a more attractive investment opportunity is identified for the Fund; or 5) the Fund needs cash to meet redemption requests.

When the Advisor believes that current market, economic, political or other conditions are unsuitable and would impair the pursuit of the Fund’s investment objective, the Fund may invest up to 100% of its assets in cash or cash equivalents, including but not limited to, obligations of the U.S. Government, money market fund shares, commercial paper, certificates of deposit and/or bankers acceptances, as well as other interest bearing or discount obligations or debt instruments that carry an investment grade rating by a national rating agency. When the Fund takes a temporary defensive position, the Fund may not achieve its investment objective.

Principal Investment Risks for the funds

Investors should consider the following risk factors and special considerations associated with investing in each Fund, which may cause you to lose money. The following principal risk factors have been identified for the Funds.

Risk	Zacks All-Cap Core Fund	Zacks Small-Cap Core Fund	Zacks Dividend Fund
Cybersecurity	X	X	X
Dividend Paying Securities			X
Equity	X	X	X
ETF			X
Foreign Investment	X	X	X
Growth-Oriented Investment Strategies	X	X
Income and Distribution	X	X
Investment Risk	X	X	X
Lending Portfolio Securities	X	X	X
Management and Strategy	X	X	X
Market Capitalization	X		X
Market	X	X	X
Market Disruption and Geopolitical	X	X	X
Portfolio Turnover		X
Preferred Stock			X
Quantitative Model	X	X	X
Sector Focus	X	X	X
Short Sales		X
Small-Cap Companies		X
Value-Oriented Investment Strategies	X	X	X
Warrants and Rights			X

Cybersecurity Risk. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Advisor, and/or other service providers (including custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality. A cybersecurity incident may disrupt the processing of shareholder transactions, impact the Fund’s ability to calculate its NAVs, and prevent shareholders from redeeming their shares. Issuers of securities in which the Fund invests are also subject to cybersecurity risks, and the value of those securities could decline if the issuers experience cybersecurity incidents.

Dividend Paying Securities Risk. The Fund will have significant exposure to dividend paying securities. There is no guarantee that issuers of the securities held by the Fund will declare dividends in the future or that, if declared, they will either remain at current levels or increase over time. The Fund may also underperform similar funds that invest without considering a company’s dividend payments. Companies that pay dividends historically may not participate in a broad market advance to the same extent as other companies that do not pay dividends. Such companies may also be sensitive to a sharp rise in interest rates or an economic downturn that leads to the elimination or reduction of dividend payments to investors.

Equity Risk. The value of equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests. The price of common stock of an issuer in the Fund’s portfolio may decline if the issuer fails to make anticipated dividend payments because, among other reasons, the financial condition of the issuer declines. Common stock is subordinated to preferred stocks, bonds and other debt instruments in a company’s capital structure in terms of priority with respect to corporate income, and therefore will be subject to greater dividend risk than preferred stocks or debt instruments of such issuers. In addition, while broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in those returns.

ETF Risk. Investing in an ETF will provide the Fund with exposure to the securities comprising the index on which the ETF is based and will expose the Fund to risks similar to those of investing directly in those securities. Shares of ETFs typically trade on securities exchanges and may at times trade at a premium or discount to their NAVs. In addition, an ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of securities held. Investing in ETFs, which are investment companies, involves duplication of advisory fees and certain other expenses. The Fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs.

Foreign Investment Risk. Investments in foreign securities are affected by risk factors generally not thought to be present in the United States. The prices of foreign securities may be more volatile than the prices of securities of U.S. issuers because of economic and social conditions abroad, political developments, and changes in the regulatory environments of foreign countries. Special risks associated with investments in foreign markets include less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, less government supervision of exchanges, brokers and issuers, greater risks associated with counterparties and settlement, and difficulty in enforcing contractual obligations. Changes in exchange rates and interest rates, and the imposition of foreign taxes, sanctions, confiscations, trade restrictions (including tariffs) and other government restrictions by the United States and/or other governments may adversely affect the values of the Fund’s foreign investments. Foreign companies are generally subject to different legal and accounting standards than

U.S. companies, and foreign financial intermediaries may be subject to less supervision and regulation than U.S. financial firms. The Fund’s investments in depository receipts (including ADRs) are subject to these risks, even if denominated in U.S. dollars, because changes in currency and exchange rates affect the values of the issuers of depository receipts. In addition, the underlying issuers of certain depository receipts, particularly unsponsored or unregistered depository receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

Growth-Oriented Investment Strategies Risk. Growth funds generally focus on stocks of companies believed to have above-average potential for growth in revenue and earnings. Growth securities typically are very sensitive to market movements because their market prices frequently reflect projections of future earnings or revenues, and when it appears that those expectations will not be met the prices of growth securities typically fall. Prices of these companies’ securities may be more volatile than those of other securities, particularly over the short term.

Income and Distribution Risk. The income that shareholders receive from the Fund through annual distributions is based primarily on the dividends and interest the Fund earns from its investments. Dividend payments the Fund receives in respect of its portfolio securities can vary widely over the short and long-term. Dividends on an issuer’s common stock are not fixed but are declared at the discretion of the issuer’s board of directors. There is no guarantee that the issuers of common stocks in which the Fund invests will declare dividends in the future or that if declared they will remain at current levels or increase over time.

Investment Risk. The value of the Fund’s investments, like other market investments, may move up or down, sometimes rapidly and unpredictably. All investments involve risks, including the risk that the entire amount invested may be lost. No guarantee or representation is made that the Fund’s investment objectives will be achieved.

Various sectors of the global financial markets have been experiencing an extended period of adverse conditions. Market uncertainty has increased dramatically, particularly in the United States and Europe, and adverse market conditions have expanded to other markets. These conditions have resulted in disruption of markets, periods of reduced liquidity, greater volatility, general volatility of spreads, an acute contraction in the availability of credit and a lack of price transparency. These volatile and often difficult global market conditions have episodically adversely affected the market values of many securities, and this volatility may continue, and conditions could even deteriorate further. For example, some of the largest banks and companies across many sectors of the economy in the United States and Europe have declared bankruptcy, entered into insolvency, administration or similar proceedings, been nationalized by government authorities, and/or agreed to merge with or be acquired by other banks or companies that had been considered their peers. The long-term impact of these events is uncertain but could continue to have a material effect on general economic conditions, consumer and business confidence, and market liquidity.

Previous pandemics and other widespread public health emergencies, including outbreaks of infectious diseases such as SARS, H1N1/09 flu, avian flu, Ebola and COVID-19, resulted in market volatility and disruption, and future such emergencies have the potential to materially and adversely impact economic production and activity in ways that are impossible to predict, all of which may result in significant losses to a Fund’s investments. The extent of any impact on a Fund and the broader market from future such events will depend on many factors, all of which are highly uncertain and may include significant reductions in revenue and growth, unexpected operational losses and liabilities, impairments to credit quality and reductions in the availability of capital. In addition, the operations of a Fund may be significantly impacted as a result of government quarantine measures, restrictions on travel and movement, remote-working requirements and other factors related to public health emergencies.

Lending Portfolio Securities Risk. The Fund may lend its portfolio securities to broker-dealers and banks, provided that it may not lend securities if, as a result, the aggregate value of all securities loaned would exceed 33 1/3% of its total assets. Any such loan must be continuously secured by collateral (cash or U.S. government securities). The securities lending agent will invest cash collateral in short-term investments, which are subject to market depreciation. In the event of bankruptcy or other default of the borrower, the Fund could experience delays in both liquidating the loan collateral and recovering the loaned securities and losses. The collateral (including any investment of cash collateral) is not subject to the percentage limitations on the Fund’s investments described elsewhere in this prospectus.

Management and Strategy Risk. The value of your investment is dependent upon the judgment of the Advisor about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, which may prove to be incorrect. Investment strategies employed by the Advisor in selecting investments for the Fund may not result in an increase in the value of your investment or in overall performance equal to other investments.

Market Capitalization Risk. Larger, more established companies may be unable to attain the high growth rates of successful, smaller companies during periods of economic expansion. In addition, large-capitalization companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes, and may be more prone to global economic risks. Investing in small-capitalization and mid-capitalization companies generally involves greater risks than investing in large-capitalization companies. Small- or mid-cap companies may have limited product lines, markets or financial resources or may depend on the expertise of a few people and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or market averages in general. Many small capitalization companies may be in the early stages of development. Since equity securities of smaller companies may lack sufficient market liquidity and may not be regularly traded, it may be difficult or impossible to sell securities at an advantageous time or a desirable price.

Market Risk. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. In addition, local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, or other events could have a significant impact on a security or instrument. For example, the financial crisis that began in 2007 caused a significant decline in the value and liquidity of many securities; in particular, the values of some sovereign debt and of securities of issuers that invest in sovereign debt and related investments fell, credit became more scarce worldwide and there was significant uncertainty in the markets. More recently, Russia’s invasion of Ukraine and the COVID-19 pandemic have negatively affected the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. Such environments could make identifying investment risks and opportunities especially difficult for the Advisor. In response to the crises, the United States and other governments have taken steps to support financial markets. The withdrawal of this support or failure of efforts in response to a crisis could negatively affect financial markets generally as well as the value and liquidity of certain securities. In addition, policy and legislative changes in the United States and in other countries are changing many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

Market Disruption and Geopolitical Risk. U.S. market disruption can be caused by economic, financial or political events and factors, including but not limited to, international wars or conflicts (including Russia’s military invasion of Ukraine and the conflicts in the Middle East), geopolitical developments (including trading and tariff arrangements, and sanctions), instability in regions such as Asia, Eastern Europe and the Middle East, terrorism, natural disasters and public health epidemics (including the outbreak of COVID-19 globally). The extent and duration of such events and resulting market disruptions cannot be predicted, but could be substantial and could magnify the impact of other risks to the Funds. These and other similar events could adversely affect the U.S. financial markets and lead to increased market volatility, reduced liquidity in the securities markets, significant negative impacts on issuers and the markets for certain securities and/or government intervention. They may also cause short- or long-term economic uncertainties in the United States and worldwide. As a result, whether or not a Fund invests in securities of issuers with exposure to the countries directly affected, the value and liquidity of the Fund’s investments may be negatively impacted.

Portfolio Turnover Risk. Active and frequent trading of the Fund’s securities may lead to higher transaction costs and may result in a greater number of taxable transactions, which could negatively affect the Fund’s performance. A high rate of portfolio turnover is 100% or more.

Preferred Stock Risk. Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Preferred stocks may pay fixed or adjustable rates of return. The market value of preferred stock is subject to issuer-specific and market risks applicable generally to equity securities and is sensitive to changes in the issuer’s creditworthiness, the ability of the issuer to make payments on the preferred stock and changes in interest rates, typically declining in value if interest rates rise. In addition, a company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. Therefore, the value of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects.

Quantitative Model Risk. There are limitations inherent in every quantitative model. The value of securities selected using quantitative analysis can react differently to issuer, political, market, and economic developments than the market as a whole or securities selected using only fundamental analysis. The factors used in quantitative analysis and the weight placed on those factors may not be predictive of a security’s value. In addition, factors that affect a security’s value can change over time and these changes may not be reflected in the quantitative model. Any model may contain flaws the existence and effect of which may be discovered only after the fact or not at all. Even in the absence of flaws, a model may not perform as anticipated. There can be no assurance that use of a quantitative model will enable the Fund to achieve positive returns or outperform the market.

Sector Focus Risk – Zacks All-Cap Core Fund. The Fund may invest a larger portion of its assets in one or more sectors than many other mutual funds and thus will be more susceptible to negative events affecting those sectors. The prices of securities of issuers in a particular sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations or monetary and fiscal policies, market sentiment and expectations, availability of basic resources or supplies, or other events that affect that sector more than securities of issuers in other sectors. At times the performance of the Fund’s investments may lag the performance of other sectors or the broader market as a whole. Such underperformance may continue for extended periods of time. As of November 30, 2025, 31.0% of the Fund’s assets were invested in the financials sector. The financial sector has experienced significant losses and a high degree of volatility in the recent past, and the impact of more stringent capital requirements and of recent or future regulation on any individual financial company or on the sector as a whole cannot be predicted.

Sector Focus Risk – Zacks Small-Cap Core Fund. The Fund may invest a larger portion of its assets in one or more sectors than many other mutual funds and thus will be more susceptible to negative events affecting those sectors. For example, as of November 30, 2025, 30.01% of the Fund’s assets were invested in the financials sector and 28.9% of the Fund’s assets were invested in the industrials sector. The performance of companies in the financial sector may be adversely impacted by many factors, including, among others: government regulations of, or related to, the sector; governmental monetary and fiscal policies; economic, business or political conditions; credit rating downgrades; changes in interest rates; price competition; and decreased liquidity in credit markets. The financial sector has experienced significant losses and a high degree of volatility in the recent past, and the impact of more stringent capital requirements and of recent or future regulation on any individual financial company or on the sector as a whole cannot be predicted. The performance of companies in the industrial sector may be adversely impacted by many factors, including, among others: government regulations of, or related to, the sector; world events and economic conditions; insurance costs; and labor relations issues. Companies in the industrial sector can also be cyclical, subject to sharp price movements, and significantly affected by government spending policies.

Sector Focus Risk – Zacks Dividend Fund. The Fund may invest a larger portion of its assets in one or more sectors than many other mutual funds and, thus, will be more susceptible to negative events affecting those sectors. For example, as of November 30, 2025, 22.2% of the Fund’s assets were invested in the financials sector. The performance of companies in the financial sector may be adversely impacted by many factors, including, among others: government regulations of, or related to, the sector; governmental monetary and fiscal policies; economic, business or political conditions; credit rating downgrades; changes in interest rates; price competition; and decreased liquidity in credit markets. The financial sector has experienced significant losses and a high degree of volatility in the recent past, and the impact of more stringent capital requirements and of recent or future regulation on any individual financial company or on the sector as a whole cannot be predicted.

Short Sales Risk. In connection with a short sale of a security or other instrument, the Fund is subject to the risk that instead of declining, the price of the security or other instrument sold short will rise. If the price of the security or other instrument sold short increases between the date of the short sale and the date on which the Fund replaces the security or other instrument borrowed to make the short sale, the Fund will experience a loss, which is theoretically unlimited since there is a theoretically unlimited potential for the market price of a security or other instrument sold short to increase. By investing the proceeds received from selling securities short, the Fund is employing leverage, which creates special risks. Furthermore, until the Fund replaces a security borrowed, or sold short, it must pay to the lender amounts equal to any dividends that accrue during the period of the short sale. In addition, the Fund will incur certain transaction fees associated with short selling.

Small-Cap Companies Risk. Investing in small-capitalization companies generally involves greater risks than investing in large-capitalization companies. Small-cap companies may have limited product lines, markets or financial resources or may depend on the expertise of a few people and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or market averages in general. Many small capitalization companies may be in the early stages of development. Since equity securities of smaller companies may lack sufficient market liquidity and may not be regularly traded, it may be difficult or impossible to sell securities at an advantageous time or a desirable price.

Value-Oriented Investment Strategies Risk. Value stocks are those that are believed to be undervalued in comparison to their peers due to adverse business developments or other factors. Value investing is subject to the risk that the market will not recognize a security’s inherent value for a long time or at all, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. In addition, during some periods (which may be extensive) value stocks generally may be out of favor in the markets.

Warrants and Rights Risk. A warrant gives the holder a right to purchase, at any time during a specified period, a predetermined number of shares of common stock at a fixed price. Rights are similar to warrants but typically have a shorter duration and are issued by a company to existing stockholders to provide those holders the right to purchase additional shares of stock at a later date. Unlike a convertible debt security or preferred stock, a warrant or right does not pay fixed dividends. A warrant or right may lack a liquid secondary market for resale. The price of a warrant or right may fluctuate as a result of speculation or other factors. In addition, the price of the underlying security may not reach, or have reasonable prospects of reaching, a level at which the warrant or right can be exercised prudently (in which case the warrant or right may expire without being exercised, resulting in a loss of the Fund’s entire investment in the warrant or right). If the Fund owns common stock of a company, failing to exercise rights to purchase common stock would dilute the Fund’s interest in the issuing company. The market for such rights is not well developed, and the Fund may not always realize full value on the sale of rights.

TEMPORARY DEFENSIVE POSITIONS

Each Fund may, from time to time, take temporary defensive positions that are inconsistent with each Fund’s principal investment strategy in an attempt to respond to adverse market, economic, political, or other conditions. During such an unusual set of circumstances, each Fund may hold up to 100% of its portfolio in cash or cash equivalent positions. When a Fund takes temporary defensive positions, the Fund may not be able to achieve its investment objectives.

DISCLOSURE OF PORTFOLIO HOLDINGS

A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ SAI.

Management of the Funds

Investment Advisor

The Advisor acts as each Fund’s investment advisor pursuant to an advisory agreement with the Trust on behalf of the Funds (the “Advisory Agreement”). As investment advisor, the Advisor has overall responsibility for the general management and administration of the Funds. The Advisor, located at 10 S. Riverside Plaza, Suite 1600, Chicago, Illinois 60606-3830, is registered with the Securities and Exchange Commission as an investment advisor. Subject to the supervision of the Board, the Advisor is responsible for managing each Fund’s investments, executing transactions and providing related administrative services and facilities pursuant to the Advisory Agreement. The Advisor had approximately $14.62 billion in assets under management as of December 31, 2025.

For the fiscal year ended November 30, 2025, the Advisor received the following advisory fees from each Predecessor Fund, after waiving fees and/or reimbursing Fund expenses pursuant to its expense limitation agreement with each Fund:

Fund	Contractual advisory fees	Advisory fees received as a percentage of average daily net assets after fee waivers and/or expense reimbursements or recoupment of such waivers and/or reimbursements
Zacks All-Cap Core Fund	0.80%	0.52%
Zacks Small-Cap Core Fund	0.90%	0.54%
Zacks Dividend Fund	0.80%	0.71%

In addition to investment advisory fees, the Funds pay other expenses including costs incurred in connection with the maintenance of securities law registration, printing and mailing prospectuses and SAIs to shareholders, certain financial accounting services, taxes or governmental fees, custodial, transfer and shareholder servicing agent costs, expenses of outside counsel and independent accountants, preparation of shareholder reports and expenses of trustee and shareholders meetings.

The Advisor has contractually agreed to reduce its fees and/or absorb expenses of each Fund, until at least April 1, 2027, to ensure that total annual fund operating expenses after fee waiver and/or reimbursement (exclusive of (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions, (iii) acquired fund fees and expenses; (iv) fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); (v) borrowing costs (such as interest and dividend expense on securities sold short); (vi) taxes; and (vii) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Advisor)) will not exceed the percentages set forth below of the average daily net assets of each class of each of each Fund, respectively. These fee waivers and expense reimbursements are subject to possible recoupment from the Funds in future years (within the three years from the date the fees have been waived or reimbursed), if such recoupment can be achieved within the lesser of the foregoing expense limits or those in place at the time of recapture. This agreement may be terminated only by the Board on 60 days’ written notice to the Advisor.

Fund	As a Percentage of Average Daily Net Assets
Zacks All-Cap Core Fund – Institutional Class	1.00%
Zacks Small-Cap Core Fund – Investor Class	1.39%
Zacks Small-Cap Core Fund – Institutional Class	1.14%
Zacks Dividend Fund – Investor Class	1.30%
Zacks Dividend Fund – Institutional Class	1.05%

Approval of Advisory Agreement. A discussion regarding the basis for the Board’s approval of the Advisory Agreement is available in the Funds’ report filed on Form N-CSR for the period ended May 31, 2025, which is available on the SEC’s website at www.sec.gov.

Portfolio Management. The day-to-day investment decisions for the Funds are made by Mitch Zacks.

Mitch Zacks is the President and Chief Executive Officer of the Advisor. He is also a Portfolio Manager at the Advisor overseeing the modeling and quantitative process. Mr. Zacks joined the Advisor in 1996 and has been a portfolio manager with the firm since 1999. Mr. Zacks wrote a weekly finance column for the Chicago Sun-Times and has written two books on quantitative investment strategies, which were published in 2003 and 2011. Prior to joining the Advisor in 1996, Mitch was an investment banking analyst at Lazard Freres in New York. Mitch graduated cum laude from Yale University with distinction in his major of Economics. He received his M.B.A with high honors in his concentration of Analytic Finance and Statistics from the University of Chicago.

The SAI provides additional information about the Portfolio Manager’s compensation, other accounts managed and ownership of Fund shares.

How Shares Are Priced

The NAV and offering price of shares is determined at the close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern Time) on each day the NYSE is open. NAV is computed by determining, on a per class basis, the aggregate market value of all assets of a Fund, less its liabilities, divided by the total number of shares outstanding ((assets-liabilities)/number of shares = NAV). The NYSE is closed on weekends and New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NAV takes into account the expenses and fees of a Fund, including management, administration, and distribution fees, which are accrued daily. The determination of NAV for a Fund for a particular day is applicable to all applications for the purchase of shares, as well as all requests for the redemption of shares, received by the Fund (or an authorized broker or agent, or its authorized designee) before the close of trading on the NYSE on that day.

Generally, fixed income securities having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Fixed income securities having a remaining maturity of greater than 60 days are valued using an independent pricing service. When prices are not available from such services or are deemed to be unreliable, such securities are valued in accordance with procedures approved by the Board. Securities traded or dealt in upon one or more securities exchanges (whether domestic or foreign) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the mean between the current bid and ask prices on such exchange. Securities primarily traded in the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”)

National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price. Securities that are not traded or dealt in any securities exchange (whether domestic or foreign) and for which over-the-counter market quotations are readily available generally shall be valued at the last sale price or, in the absence of a sale, at the mean between the current bid and ask price on such over-the-counter market. Debt securities not traded on an exchange may be valued at prices supplied by a pricing agent(s) based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity.

If market quotations are not readily available, securities will be valued at their fair market value as determined in good faith by the Advisor in accordance with procedures approved by the Board and evaluated by the Board as to the reliability of the fair value method used. In these cases, a Fund’s NAV will reflect certain portfolio securities’ fair value rather than their market price. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. The fair value prices can differ from market prices when they become available or when a price becomes available. The Board has delegated execution of these procedures to a fair value designee, the Advisor. The Advisor may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value.

A Fund may use independent pricing services to assist in calculating the value of the Fund’s securities. In addition, market prices for foreign securities are not determined at the same time of day as the NAV for the Fund. Because each Fund may invest in underlying ETFs that hold portfolio securities primarily listed on foreign exchanges, and these exchanges may trade on weekends or other days when the underlying ETFs do not price their shares, the value of some of the Fund’s portfolio securities may change on days when you may not be able to buy or sell Fund shares.

In computing the NAV, a Fund values foreign securities held by the Fund at the latest closing price on the exchange in which they are traded immediately prior to closing of the NYSE. Prices of foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. If events materially affecting the value of a security in a Fund’s portfolio, particularly foreign securities, occur after the close of trading on a foreign market but before the Fund prices its shares, the security will be valued at fair value. For example, if trading in a portfolio security is halted and does not resume before a Fund calculates its NAV, the Advisor may need to price the security using the Fund’s fair value pricing guidelines. Without a fair value price, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of a Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund’s NAV by short term traders. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine NAV, or from the price that may be realized upon the actual sale of the security.

With respect to any portion of the Fund’s assets that are invested in one or more open-end management investment companies registered under the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund’s NAV is calculated based upon the NAVs of those open-end management investment companies, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

Distribution and Services Plan

Northern Lights Distributors, LLC (the “Distributor”), is the principal underwriter and distributor of each Fund’s shares on a best efforts basis, subject to various conditions, and serves as each Fund’s exclusive agent for the distribution of the Fund shares. The Distributor may sell a Fund’s shares to or through qualified securities dealers or others.

The Trust has adopted a plan of distribution and shareholder services plan with respect to the Investor Class shares of the Zacks Small-Cap Core Fund and the Zacks Dividend Fund (the “Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act to pay to the Distributor a Distribution Fee for certain activities relating to the distribution of Investor Class shares to investors and maintenance of shareholder accounts. Pursuant to the Distribution Plan, each Fund may (i) incur certain expenses, including reimbursing the Distributor and others for items such as marketing and other activities reasonably intended to result in sales of shares of the Fund, and/or (ii) pay compensation for providing account maintenance services to the shares of the Fund, including arranging for certain dealers or brokers, administrators, and others to provide them services.

The Distribution Plan provides that each of the Zacks Small-Cap Core Fund and Zacks Dividend Fund may annually pay the Distributor up to 0.25% of the average daily net assets of the Investor Class shares of such Fund. These payments are commonly referred to as “12b-1 fees.” Because the 12b-1 fees are paid out of the Fund’s assets on an on-going basis, over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales loads.

How to Buy and Sell Shares

General

Each of the Zacks Small-Cap Core Fund and Zacks Dividend Fund offers two classes of shares, designated as Investor Class shares and Institutional Class shares. The Zacks All-Cap Core Fund offers one class of shares, designated as Institutional Class shares.

Investor Class shares generally incur annual distribution and shareholder service fees.

Institutional Class shares do not incur distribution fees or shareholder service fees.

By offering multiple classes of shares, the Zacks Small-Cap Core Fund and Zacks Dividend Fund permit each investor to choose the class of shares that is most beneficial given the type of investor, the amount to be invested and the length of time the investor expects to hold the shares. As described more fully below, each class of shares offers a distinct structure of distribution fees and service fees and other features that are designed to address the needs of a variety of investors.

Each class of shares generally has the same rights, except for the distribution fees, service fees, any related expenses associated with each class of shares, and the exclusive voting rights by each class with respect to any distribution plan or service plan for such class of shares.

To purchase shares of each Fund, you must invest at least the minimum amount indicated in the following table.

Minimum Investments	To Open Your Account	To Add to Your Account
Investor Class
Direct Regular Accounts	$2,500	$100
Direct Retirement Accounts	$1,000	$50
Automatic Investment Plan	$500	$50
Gift Account For Minors	$1,000	$50
Institutional Class
Direct Regular Accounts	$5,000	$1,000
Direct Retirement Accounts	$2,000	$500
Automatic Investment Plan	$5,000	$500
Gift Account For Minors	$2,000	$500

Shares of the Funds may be purchased by check, by the Automated Clearing House (“ACH”), or by wire transfer of funds via a bank or through an approved financial intermediary (i.e., a supermarket, investment advisor, financial planner or consultant, broker, dealer or other investment professional and their agents) authorized by the Fund to receive purchase orders. Financial intermediaries may provide varying arrangements for their clients to purchase and redeem shares, which may include different sales charges as described in this Prospectus, additional fees and different investment minimums. In addition, from time to time, a financial intermediary may modify or waive the initial and subsequent investment minimums. You may make an initial investment in an amount greater than the minimum amounts shown in the preceding table and the Fund may, from time to time, reduce or waive the minimum initial investment amounts. The minimum initial investment amount is automatically waived for Fund shares purchased by Trustees of the Trust and current or retired directors and employees of the Advisor and its affiliates.

Current shareholders may purchase additional shares via ACH. To have this option added to your account, please send a letter to the Fund requesting this option and supply a voided check for the bank account. Only bank accounts held at domestic institutions that are ACH members may be used for these types of transactions. You may not use ACH transactions for your initial purchase of Fund shares. ACH purchases will be effective at the closing price per share on the business day after the order is placed. The Fund may alter, modify or terminate this purchase option at any time. Shares purchased by ACH will not be available for redemption until the transactions have cleared. Shares purchased via ACH transfer may take up to 15 days to clear.

Exchange Privilege. You may exchange shares of a Fund into the same class of shares of another Zacks Fund. The amount of the exchange must be equal to or greater than the required minimum initial investment of the other fund, as stated in that fund’s prospectus. You may realize either a gain or loss on those shares and will be responsible for paying any applicable taxes. If you exchange shares through a broker, the broker may charge you a transaction fee. You may exchange shares by sending a written request to the Funds or by telephone. Be sure that your written request includes the dollar amount or number of shares to be exchanged, the name(s) on the account and the account number(s), and is signed by all shareholders on the account. In order to limit expenses, each Fund reserves the right to limit the total number of exchanges you can make in any year.

Conversion of Shares. A share conversion is a transaction in which shares of one class of a Fund are exchanged for shares of another class of the Fund. Share conversions can occur between each share class of a Fund. Generally, share conversions occur when a shareholder becomes eligible for another share class of a Fund or no longer meets the eligibility criteria of the share class owned by the shareholder (and another class exists for which the shareholder would be eligible). Please note that a share conversion is generally a non-taxable event, but you should consult with your personal tax advisor on your particular circumstances. Please note, all share conversion requests must be approved by the Advisor.

A request for a share conversion will not be processed until it is received in “good order” (as defined above) by a Fund or your financial intermediary. To receive the NAV of the new class calculated that day, conversion requests must be received in good order by a Fund or your financial intermediary before 4:00 p.m., Eastern Time or the financial intermediary’s earlier applicable deadline. Please note that, because the NAV of each class of a Fund will generally vary from the NAV of the other class due to differences in expenses, you will receive a number of shares of the new class that is different from the number of shares that you held of the old class, but the total value of your holdings will remain the same.

The Funds’ frequent trading policies will not be applicable to share conversions. If you hold your shares through a financial intermediary, please contact the financial intermediary for more information on share conversions. Please note that certain financial intermediaries may not permit all types of share conversions. The Funds reserve the right to terminate, suspend or modify the share conversion privilege for any shareholder or group of shareholders.

The Funds reserve the right to automatically convert shareholders from one class to another if they either no longer qualify as eligible for their existing class or if they become eligible for another class. Such mandatory conversions may be as a result of a change in value of an account due to market movements, exchanges or redemptions. A Fund will notify affected shareholders in writing prior to any mandatory conversion.

Other Matters. Purchases and redemptions of shares of the same class by the same shareholder on the same day will be netted for a Fund.

BUYING OR SELLING SHARES
THROUGH A FINANCIAL INTERMEDIARY

Certain financial intermediaries have agreements with the Funds that allow them to enter purchase or redemption orders on behalf of clients and customers. These orders will be priced at the NAV next computed after the orders are received by the financial intermediary, subject to the order being in good form. Orders received in good form by the financial intermediary prior to the NYSE market close (normally 4:00 p.m. Eastern Time) will receive a share price based on that day’s NAV and orders received after the NYSE closes will receive a price based on the NAV determined at the close of regular trading on the next day that the NYSE is open. You should look to the financial intermediary through whom you wish to invest for specific instructions on how to purchase or redeem shares of the Funds.

Purchasing Shares

You may purchase shares of the Funds on any day on which the NYSE is open for trading. Purchases can be made from the Funds by mail, facsimile, telephone, or bank wire. The Funds have also authorized one or more brokers to receive purchase and redemption orders on their behalf and such brokers are authorized to designate other financial intermediaries to receive orders on behalf of the Funds. Such orders will be deemed to have been received by the Funds when an authorized designee, or broker-authorized designee, receives the order, subject to the order being in good form. The orders will be priced at the NAV next computed after the orders are received by the Funds, authorized broker, or broker-authorized designee. Orders received in good form prior to the close of the NYSE (normally 4:00 p.m. Eastern Time) will receive a share price based on that day’s NAV and orders received after the close of the NYSE will receive a price based on the NAV determined at the close of regular trading on the next day that the NYSE is open. Investors may also be charged a fee by a broker or agent if shares are purchased through a broker or agent.

Each Fund reserves the right to (i) refuse to accept any request to purchase shares for any reason and (ii) suspend the offering of shares at any time.

Regular Mail Orders. Payment for shares by mail must be made by check from a U.S. financial institution and payable in U.S. dollars. Cash, money orders, and traveler’s checks will not be accepted by the Funds. If checks or electronic payments are returned due to insufficient funds or other reasons, your purchase will be canceled. You will also be responsible for any losses or expenses incurred by the Funds and their administrator and transfer agent. The Funds will charge a $35 fee and may redeem shares of the Funds owned by the purchaser or another identically registered account in another series of the Trust to recover any such losses. For regular mail orders, please complete the Fund Shares Application and mail it, along with a check made payable to the applicable Fund, to:

[FUND NAME]
c/o Ultimus Fund Solutions, LLC
Via Regular Mail:

P.O. Box 46707

Cincinnati, OH 45246

Or

Via Overnight Mail:

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

The application must contain your social security number or taxpayer identification number. If you have applied for a number prior to completing your account application but you have not received your number, please indicate this on the application and include a copy of the form applying for your number. Taxes are not withheld from distributions to U.S. investors if certain requirements of the Internal Revenue Service (the “IRS”) are met regarding the Social Security Number and Taxpayer Identification Number.

Bank Wire Purchases. Purchases may also be made through bank wire orders. To establish a new account or add to an existing account by wire, please call the Fund at 1-888-453-4003 for wire instructions and to advise the Fund of the investment, dollar amount, and the account identification number.

Additional Investments. After you open an account, you may purchase additional shares by sending a check together with written instructions stating the name(s) on the account and the account number, to the above address. You may add to your account by mail or wire at any time by purchasing shares at the then current NAV. Before adding funds by bank wire, please call the Fund at 1-888-453-4003 for wire instructions and to advise the Fund of the investment, dollar amount, and the account identification number. Mail orders should include, if possible, the “Invest by Mail” stub that is attached to your confirmation statement. Otherwise, please identify your account in a letter accompanying your purchase payment. If your check or electronic payment does not clear, you will be you will be responsible for any loss incurred by the funds and charged a $25 fee to defray bank charges.

Automatic Investment Plan. The automatic investment plan enables shareholders to make regular investments on a periodic basis in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Funds will automatically charge the shareholder’s checking account for the amount specified ($25 minimum), which will be automatically invested in shares at the public offering price on shareholder’s chosen date. The shareholder may change the amount of the investment or discontinue the plan at any time by writing the Funds.

Share Certificates. The Funds do not issue share certificates. Evidence of ownership of shares is provided through entry in a Fund’s share registry. Investors will receive periodic account statements (and, where applicable, purchase confirmations) that will show the number of shares owned.

Important Information about Procedures for Opening a New Account. Under the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA Patriot Act of 2001), the Funds are required to obtain, verify, and record information that enables the Funds to form a reasonable belief as to the identity of each customer who opens an account. Consequently, when an investor opens an account, the Funds will ask for the investor’s name, street address, date of birth (for an individual), social security or other tax identification number (or proof that the investor has filed for such a number), and other information that will allow the Funds to identify the investor. The Funds may also ask to see the driver’s license or other identifying documents of the investor. An investor’s account application will not be considered “complete” and, therefore, an account will not be opened and the investor’s money will not be invested until a Fund receives this required information. In addition, if after opening the investor’s account a Fund is unable to verify the investor’s identity after reasonable efforts, as determined by a Fund in its sole discretion, the Funds may (i) restrict further investments until the investor’s identity is verified; and (ii) close the investor’s account without notice and return the investor’s redemption proceeds to the investor. If a Fund closes an investor’s account because the Fund could not verify the investor’s identity, the Fund will value the account in accordance with the next NAV calculated after the investor’s account is closed. In that case, the investor’s redemption proceeds may be worth more or less than the investor’s original investment. The Funds will not be responsible for any losses incurred due to a Fund’s inability to verify the identity of any investor opening an account.

Redeeming Shares

You can redeem shares of the Funds on any day on which the NYSE is open for trading. The Funds typically expects that it will take up to seven days following the receipt of your redemption request to pay out redemption proceeds; however, the Funds typically expect that the payment of redemption proceeds will be initiated the next business day following the receipt of your redemption request regardless of the method of payment. The Funds may delay forwarding a redemption check for recently purchased shares while the Funds determines whether the purchase payment will be honored. Such delay (which may take up to 15 days from the date of purchase) may be reduced or avoided if the purchase is made by certified check or wire transfer. In all cases, the NAV next determined after receipt of the request for redemption will be used in processing the redemption request. The Funds expect to pay redemptions from cash, cash equivalents, proceeds from the sale of additional Fund shares, and then from the sale of portfolio securities or in kind. These redemption payment methods will be used in regular and stressed market conditions. During drastic economic and market changes, telephone redemption privileges may be difficult to implement. The Funds may also suspend redemptions, if permitted by the 1940 Act: (i) for any period during which the NYSE is closed or trading on the NYSE is restricted; (ii) for any period during which an emergency exists as a result of which a Fund’s disposal of its portfolio securities is not reasonably practicable, or it is not reasonably practicable for the Funds to fairly determine the value of its net assets; or (iii) for such other periods as the Securities and Exchange Commission may by order permit for the protection of the Funds’ shareholders.

Regular Mail Redemptions. Regular mail redemption requests should be addressed to:

[FUND NAME]

c/o Ultimus Fund Solutions, LLC
Via Regular Mail:

P.O. Box 46707

Cincinnati, OH 45246

Or

Via Overnight Mail:

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

Regular mail redemption requests should include the following:

(1)	Your letter of instruction specifying the share class, account number, and number of shares (or the dollar amount) to be redeemed. This request must be signed by all registered shareholders in the exact names in which they are registered;

(2)	If you own an IRA or other retirement plan, you must indicate on your redemption request whether the Fund(s) should withhold federal income tax. Unless you elect in your redemption request that you do not want to have federal tax withheld, the redemption will be subject to withholding;

(3)	Any required signature guarantees (see “Signature Guarantees” below); and

(4)	Other supporting legal documents, if required in the case of estates, trusts, guardianships, custodianships, corporations, partnerships, pension or profit sharing plans, and other entities.

Telephone and Bank Wire Redemptions. The telephone redemption privilege is automatically available to all new accounts. If you do not want the telephone redemption privilege, you must indicate this in the appropriate area on your account application or you must write to the Funds and instruct it to remove this privilege from your account. If you own an IRA, you will be asked whether or not the Fund(s) should withhold federal income tax. Unless you elect in your redemption request that you do not want to have federal tax withheld, the redemption will be subject to withholding.

The proceeds will be sent by mail to the address designated on your account or wired directly to your existing account in a bank or brokerage firm in the United States as designated on your application. To redeem by telephone, call 1-888-453-4003. The redemption proceeds normally will be sent by mail or by wire within three business days after receipt of your telephone instructions. You may redeem shares up to $50,000.

During periods of high market activity, you may encounter higher than usual wait times. Please allow sufficient time to ensure that you will be able to complete your telephone transaction prior to market close. Neither the Fund nor its Transfer Agent will be held liable if you are unable to place your trade due to high call volume.

The Funds reserve the right to suspend the telephone redemption privileges with respect to your account if the name(s) or the address on the account has been changed within the previous 30 days. Neither the Funds, the Transfer Agent, nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any such loss. The Funds or the transfer agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine. If the Funds and/or the transfer agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine. If the Funds and/or the transfer agent do not employ these procedures, they may be liable to you for losses due to unauthorized or fraudulent instructions. These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape-recording telephone instructions.

You may also redeem shares by bank wire under certain limited conditions. The Funds will redeem shares in this manner when so requested by the shareholder only if the shareholder confirms redemption instructions in writing.

The confirmation instructions must include the following:

(1)	Name of Fund and share class;

(2)	Shareholder name and account number;

(3)	Number of shares or dollar amount to be redeemed;

(4)	Instructions for transmittal of redemption proceeds to the shareholder; and

(5)	Shareholder signature as it appears on the application on file with the Fund.

You can choose to have redemption proceeds mailed to you at your address of record, your financial institution, or to any other authorized person, or you can have the proceeds sent by wire transfer to your financial institution ($1,000 minimum) or ACH ($25 minimum). Redemption proceeds cannot be wired on days in which your financial institution is not open for business. You can change your redemption instructions anytime you wish by filing a letter with your new redemption instructions with the Fund. See “Signature Guarantees” below.

Each Fund, in its discretion, may choose to pass through to redeeming shareholders any charges imposed by the Fund’s custodian for wire redemptions. The Funds’ transfer agent imposes a $15 fee for each wire redemption. If this cost is passed through to redeeming shareholders by the Fund, the charge will be deducted automatically from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. If wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by regular mail to the designated account.

Systematic Withdrawal Plan. A shareholder who owns Fund shares of a particular class valued at $10,000 or more at the NAV may establish a systematic withdrawal plan (“Systematic Withdrawal Plan”) to receive a check on a periodic basis in a stated amount (not less than $25). Each month or quarter, as specified, a Fund will automatically redeem sufficient shares from your account to meet the specified withdrawal amount. The shareholder may establish this service whether dividends and distributions are reinvested in shares of the Fund or paid in cash. Call or write the Funds for an application form.

Minimum Account Size. The Funds reserve the right to redeem involuntarily any account having a value of less than the applicable initial investment minimums noted above. Such shareholder’s shares may be redeemed after 30 days’ prior written notice to the shareholder. If the shareholder brings his account NAV up to at least the applicable initial investment minimums stated above, during the notice period, the account will not be redeemed. Redemptions from retirement accounts may be subject to federal income tax. Shareholders may also be charged a fee by their broker or agent if shares are redeemed or transferred through their broker or agent.

Unclaimed Property. An account may be turned over as unclaimed property to the investor’s last known state of tax residence if the account is deemed “inactive” or “lost” during the time frame specified within the applicable state’s unclaimed property laws. Investors who are residents of the state of Texas may designate a representative to receive legislatively required unclaimed property due diligence notifications. A Texas Designation of Representative Form is available for making such an election.

Redemptions in Kind. The Funds do not intend, under normal circumstances, to redeem their shares by payment in kind. It is possible, however, that conditions may arise in the future that would, in the opinion of the Board, make it undesirable for a Fund to pay for all redemptions in cash. In such cases, the Board may authorize payment to be made in readily marketable portfolio securities of the Fund. The securities will be chosen by a Fund, may be either a pro rata payment of each of the securities held by the Fund or a representative sample of securities, and will be valued at the same value assigned to them in computing the Fund’s NAV per share. Shareholders receiving them bear the market risks associated with the securities until they have been converted into cash, as well as taxable capital gains when the securities are converted to cash and may incur brokerage costs when these securities are sold. An irrevocable election has been filed under Rule 18f-1 under the 1940 Act, wherein the Funds must pay redemptions in cash, rather than in kind, to any shareholder of record of the Funds who redeems during any 90-day period, the lesser of (i) $250,000 or (ii) 1% of the Fund’s NAV at the beginning of such period. Redemption requests in excess of this limit may be satisfied in cash or in kind at the Fund’s election.

Redemption Fee. You will be charged a redemption fee of 2.00% of the value of a Fund’s shares being redeemed if you redeem your shares of the Fund within 30 days of purchase. The FIFO method is used to determine the holding period; this means that if you bought shares on different days, the shares purchased first will be redeemed first for the purpose of determining whether the redemption fee applies. The redemption fee is deducted from the sale proceeds and is retained by a Fund for the benefit of its remaining shareholders. The fee will not apply to redemptions (i) due to a shareholder’s death or disability, (ii) from certain omnibus accounts with systematic or contractual limitations, (iii) of shares acquired through reinvestments of dividends or capital gains distributions, (iv) through certain employer-sponsored retirement plans or employee benefit plans or, with respect to any such plan, to comply with minimum distribution requirements, (v) effected pursuant to asset allocation programs, wrap fee programs, and other investment programs offered by financial institutions where investment decisions are made on a discretionary basis by investment professionals, (vi) effected pursuant to an automatic non-discretionary rebalancing program, (vii) effected pursuant to the SWP, or (viii) by a Fund with respect to accounts falling below the minimum initial investment amount. The Trust reserves the right to waive this fee in other circumstances if the Advisor determines that doing so is in the best interests of the Fund.

Signature Guarantees. When You Need Medallion Signature Guarantees: A medallion signature guarantee assures that a signature is genuine and protects you from unauthorized account transfers. You will need your signature guaranteed if:

●	you request a redemption to be made payable to a person not on record with the Fund;

●	you request that a redemption be mailed to an address other than that on record with the Fund;

●	the proceeds of a requested redemption exceed $50,000,

●	any redemption is transmitted to a bank other than the bank of record; or

●	your address was changed within 30 days of your redemption request.

Signatures may be guaranteed by any eligible guarantor institution (including banks, brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations). Further documentation will be required to change the designated account if shares are held by a corporation, fiduciary or other organization. A notary public cannot guarantee signatures.

Frequent Purchases and Redemptions

Frequent purchases and redemptions (“Frequent Trading”) of shares of a Fund may present a number of risks to other shareholders of the Fund. These risks may include, among other things, dilution in the value of shares of a Fund held by long-term shareholders, interference with the efficient management by the Advisor of the Fund’s portfolio holdings, and increased brokerage and administration costs. Due to the potential of a thin market for a Fund; portfolio securities, as well as overall adverse market, economic, political, or other conditions that may affect the sale price of portfolio securities, the Fund could face untimely losses as a result of having to sell portfolio securities prematurely to meet redemptions. Frequent Trading may also increase portfolio turnover which may result in increased capital gains taxes for shareholders of a Fund.

The Funds discourages and does not accommodate market timing. Frequent trading into and out of the Funds can harm all Fund shareholders by disrupting the Funds’ investment strategies, increasing Fund expenses, decreasing tax efficiency and diluting the value of shares held by long-term shareholders. The Funds are designed for long-term investors and are not intended for market timing or other disruptive trading activities. Accordingly, the Board has approved policies that seek to curb these disruptive activities while recognizing that shareholders may have a legitimate need to adjust their Fund investments as their financial needs or circumstances change. The Funds currently uses several methods to reduce the risk of market timing. These methods include:

●	Committing staff to review, on a continuing basis, recent trading activity in order to identify trading activity that may be contrary to the Funds’ Market Timing Trading Policy;

●	Rejecting or limiting specific purchase requests;

●	Rejecting purchase requests from certain investors; and

●	Assessing a 2.00% redemption fee for shares sold less than 30 days after purchase.

Though these methods involve judgments that are inherently subjective and involve some selectivity in their application, the Funds seek to make judgments and applications that are consistent with the interests of the Funds’ shareholders.

Based on the frequency of redemptions in your account, the Advisor or Transfer Agent may in its sole discretion determine that your trading activity is detrimental to the Funds as described in the Funds’ Market Timing Trading Policy and elect to reject or limit the amount, number, frequency or method for requesting future purchases or exchanges into the Funds.

The Funds reserve the right to reject or restrict purchase requests for any reason, particularly when the shareholder’s trading activity suggests that the shareholder may be engaged in market timing or other disruptive trading activities. Neither the Funds nor the Advisor will be liable for any losses resulting from rejected purchase orders. The Advisor may also bar an investor who has violated these policies (and the investor’s financial adviser) from opening new accounts with the Trust, on behalf of the Funds.

Although the Funds attempt to limit disruptive trading activities, some investors use a variety of strategies to hide their identities and their trading practices. There can be no guarantee that the Funds will be able to identify or limit these activities. Omnibus account arrangements are common forms of holding shares of the Funds. While the Funds will encourage financial intermediaries to apply the Funds’ Market Timing Trading Policy to their customers who invest indirectly in the Funds, the Funds are limited in their ability to monitor the trading activity or enforce the Funds’ Market Timing Trading Policy with respect to customers of financial intermediaries. For example, should it occur, the Funds may not be able to detect market timing that may be facilitated by financial intermediaries or made difficult to identify in the omnibus accounts used by those intermediaries for aggregated purchases, exchanges and redemptions on behalf of all their customers. More specifically, unless the financial intermediaries have the ability to apply the Funds’ Market Timing Trading Policy to their customers through such methods as implementing short-term trading limitations or restrictions and monitoring trading activity for what might be market timing, the Funds may not be able to determine whether trading by customers of financial intermediaries is contrary to the Funds’ Market Timing Trading Policy. Brokers maintaining omnibus accounts with the Trust, on behalf of the Funds have agreed to provide shareholder transaction information to the extent known to the broker to the Funds upon request. If the Funds or their Transfer Agent or shareholder servicing agent suspects there is market timing activity in the account, the Funds will seek full cooperation from the service provider maintaining the account to identify the underlying participant. At the request of the Advisor, the service providers may take immediate action to stop any further short-term trading by such participants.

Shareholder statements and reports

To keep you informed about your investments, the Funds will send you various account statements and reports, including:

●	Confirmation statements that verify your buy or sell transactions (except in the case of automatic purchases or redemptions from bank accounts. Please review your confirmation statements for accuracy.

●	Quarter-end and year-end shareholder account statements.

●	Reports for the Funds, which includes portfolio manager commentary, performance,

●	Shareholder tax forms.

With eDelivery, you can receive your tax forms, account statements, Fund reports, and prospectuses online rather than by regular mail. Taking advantage of this free service not only decreases the clutter in your mailbox, it also reduces your Fund fees by lowering printing and postage costs. To receive materials electronically, contact your financial intermediary (such as a broker-dealer or bank), or, if you are a direct investor, please contact us at 1-888-453-4003 or visit www.zacksfunds.com to sign up for eDelivery.

OTHER IMPORTANT INVESTMENT INFORMATION

DIVIDENDS, DISTRIBUTIONS, AND TAXES

The following information is meant as a general summary for U.S. taxpayers. Additional tax information appears in the Funds’ SAI. Shareholders should rely on their own tax advisors for advice about the particular federal, state, and local tax consequences to them of investing in the Funds.

Each Fund intends to meet all requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify and be eligible for treatment each year as a “regulated investment company” and thus does not expect to pay any U.S. federal income tax on income and capital gains that are timely distributed to shareholders.

Distributions from a Fund’s net investments income (other than qualified dividend income), including distributions out of the Fund’s net short-term capital gains, if any, are taxable as ordinary income. Distributions by a Fund of net long-term capital gains, if any, in excess of net short-term capital losses (capital gain dividends) are taxable as long-term capital gains, regardless of how long Fund shares have been held. Distributions by a Fund that qualify as qualified dividend income are taxable at long-term capital gain rates. In addition, a 3.8% U.S. Medicare contribution tax is imposed on “net investment income,” including, but not limited to, interests, dividends, and net gain, of U.S. individuals with income exceeding $200,000 (or $250,000 if married and filing jointly) and of estates and trusts.

Dividends will be qualified dividend income if they are attributable to qualified dividend income received by a Fund. Generally, qualified dividend income includes dividend income from taxable U.S. corporations and qualified non-U.S. corporations, provided that a Fund satisfies certain holding period requirements in respect of the stock of such corporations.

Dividends received by the Funds from a REIT or another regulated investment company (“RIC”) generally are qualified dividend income only to the extent such dividend distributions are made out of qualified dividend income received by such REIT or RIC.

The Zacks All-Cap Core Fund and Zacks Small-Cap Core Fund will make distributions of net investment income and net capital gains, if any, at least annually, typically in December. The Zacks Dividend Fund will make distributions of net investment income quarterly and net capital gains, if any, at least annually, typically in December. A Fund may make additional payments of dividends or distributions if it deems it desirable at any other time during the year. All dividends and distributions will be reinvested in Fund shares unless you choose one of the following options: (1) to receive net investment income dividends in cash, while reinvesting capital gain distributions in additional Fund shares; or (2) to receive all dividends and distributions in cash. If you wish to change your distribution option, please write to the Transfer Agent before the payment date of the distribution. Shareholders will generally be taxed on distributions paid by a Fund, regardless of whether distributions are received in cash or are reinvested in additional Fund shares. Distributions may be subject to state and local taxes, as well as federal taxes.

In general, a shareholder who sells or redeems shares will realize a capital gain or loss, which will be long-term or short-term, depending upon the shareholder’s holding period for a Fund’s shares.

The Funds must report to the IRS and furnish to shareholders the cost basis information for shares purchased and sold. The Funds have chosen “first-in, first-out” (“FIFO”) as its standing (default) tax lot identification method for all shareholders, which means the Funds use this method to determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing NAVs, and the entire position is not sold at one time. Shareholders may, however, choose a method other than the Funds’ standing method at the time of their purchase or upon sale of covered shares. Shareholders should consult their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how cost basis reporting applies to them. Shareholders also should carefully review the cost basis information provided to them by the Funds and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.

As with all mutual funds, the Funds will be required in certain cases to withhold and remit to the U.S. Treasury a percentage of taxable dividends of gross proceeds realized upon sale paid to shareholders who (i) have failed to provide a correct taxpayer identification number in the manner required; (ii) are subject to back-up withholding by the IRS for failure to include properly on their return payments of taxable interest or dividends; or (iii) have failed to certify to the Fund that they are not subject to back-up withholding when required to do so. Back-up withholding is not an additional tax. Any amounts withheld from payments to you may be refunded or credited against your U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS. The Funds are required in certain circumstances to apply back-up withholding on taxable dividends, redemption proceeds, and certain other payments that are paid to any shareholder who does not furnish certain information and certifications or who is otherwise subject to back-up withholding.

Shareholders should consult with their own tax advisors to ensure that distributions and sale of Fund shares are treated appropriately on their income tax returns.

Financial Highlights

The following table is intended to help you understand each Fund’s financial performance for the past five fiscal years or the period from its commencement of operations through November 30, 2025 (the Funds’ fiscal year end). Certain information reflects financial results for a single Fund share. The total return figures represent the percentage that an investor in the Funds would have earned (or lost) on an investment in the Funds (assuming reinvestment of all dividends and distributions). This information has been audited by Cohen & Company, Ltd., an independent registered public accounting firm, whose report, along with each Fund’s financial statements, are included in the Funds’ November 30, 2025 and 2024 annual report, which is available at no charge upon request. Information for the fiscal years ended November 31, 2021, 2022 and 2023 was audited by the Funds’ former independent registered public accounting firm.

Zacks All-Cap Core Fund

Institutional Class

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

Institutional Class	Year Ended November 30, 2025	Year Ended November 30, 2024	Year Ended November 30, 2023	Year Ended November 30, 2022	Year Ended November 30, 2021
Net asset value, beginning of year	$30.94	$28.96	$29.19	$34.17	$28.06
Activity from investment operations:
Net investment income(1)	0.10	0.08	0.15	0.17	0.09
Net realized and unrealized gain (loss) on investments	2.83	8.34	2.72	(3.19)	7.53
Total from investment operations	2.93	8.42	2.87	(3.02)	7.62

Less distributions from:
Net investment income	(0.09)	(0.18)	(0.19)	(0.08)	(0.17)
Net realized gains	(3.51)	(6.26)	(2.91)	(1.88)	(1.34)
Total distributions	(3.60)	(6.44)	(3.10)	(1.96)	(1.51)

Paid-in-Capital From Redemption Fees(1)(3)	—	—	—	—	(0.00)
Net asset value, end of year	$30.27	$30.94	$28.96	$29.19	$34.17
Total return(2)	11.36%	35.97%	11.24%	(9.43)%	28.54%

Net assets, at end of year(000s)	$35,965	$32,851	$39,864	$52,589	$68,944

Ratio of net expenses to average net assets:
Before fees waived/recaptured	1.28%	1.47%	1.35%	1.14%	1.14%
After fees waived/recaptured	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of net investment income (loss) to average net assets:
Before fees waived/recaptured	0.08%	(0.17)%	0.21%	0.43%	0.14%
After fees waived/recaptured	0.36%	0.30%	0.56%	0.57%	0.28%
Portfolio Turnover Rate	18%	15%	35%	27%	25%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for each period.
(2)	Total returns would have been lower/higher had certain expenses not been waived or absorbed/recovered by the Advisor. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(3)	Amount represents less than $0.005 per share.

Zacks Small-Cap Core Fund

Investor Class

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
Investor Class	November 30, 2025	November 30, 2024	November 30, 2023	November 30, 2022	November 30, 2021
Net asset value, beginning of year	$39.12	$31.57	$31.59	$33.36	$24.48
Activity from investment operations:
Net investment income (loss)(1)	(0.06)	(0.09)	(0.04)	0.15	0.01
Net realized and unrealized gain (loss) on investments	(0.38)	9.16	0.17	(1.13)	8.87
Total from investment operations	(0.44)	9.07	0.13	(0.98)	8.88

Less distributions from:
Net investment income	—	—	(0.15)	(0.01)	—
Return of capital	(0.08)	—	—	—	—
Net realized gains	(5.20)	(1.52)	—	(0.78)	—
Total distributions	(5.28)	(1.52)	(0.15)	(0.79)	—

Paid-in-Capital From Redemption Fees(1)	— (3)	— (3)	— (3)	—	— (3)
Net asset value, end of year	$33.40	$39.12	$31.57	$31.59	$33.36
Total return(2)	0.15%	29.63%	0.42%	(3.01)%	36.23%

Net assets, at end of year(000s)	$13,290	$15,931	$14,306	$16,199	$23,092

Ratio of net expenses to average net assets:
Before fees waived/recaptured	1.75%	1.71%	1.89%	1.67%	1.61%
After fees waived/recaptured	1.39%	1.39%	1.39%	1.39%	1.39%
Ratio of net investment income (loss) to average net assets:
Before fees waived/recaptured	(0.57)%	(0.59)%	(0.64)%	0.20%	(0.17)%
After fees waived/recaptured	(0.21)%	(0.27)%	(0.14)%	0.48%	0.05%
Portfolio Turnover Rate	107%	135%	100%	94%	116%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for each period.
(2)	Total returns would have been lower/higher had certain expenses not been waived or absorbed/recovered by the Advisor. These returns include Rule 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(3)	Amount represents less than $0.005 per share.

Zacks Small-Cap Core Fund

Institutional Class

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
Institutional Class	November 30, 2025	November 30, 2024	November 30, 2023	November 30, 2022	November 30, 2021
Net asset value, beginning of year	$40.00	$32.18	$32.20	$34.03	$24.91
Activity from investment operations:
Net investment income (loss)(1)	0.01 (4)	(0.01)	0.04	0.23	0.09
Net realized and unrealized gain (loss) on investments	(0.36)	9.35	0.18	(1.15)	9.03
Total from investment operations	(0.35)	9.34	0.22	(0.92)	9.12

Less distributions from:
Net investment income	—	—	(0.24)	(0.13)	—
Return of capital	(0.08)	—	—	—	—
Net realized gains	(5.20)	(1.52)	—	(0.78)	—
Total distributions	(5.28)	(1.52)	(0.24)	(0.91)	—

Paid-in-Capital From Redemption Fees(1)	—	—	— (3)	(0.00)	— (3)
Net asset value, end of year	$34.37	$40.00	$32.18	$32.20	$34.03
Total return(2)	0.43%	29.92%	0.70%	(2.77)%	36.57%

Net assets, at end of year(000s)	$16,590	$19,275	$17,174	$21,595	$25,809

Ratio of net expenses to average net assets:
Before fees waived/recaptured	1.50%	1.46%	1.64%	1.42%	1.36%
After fees waived/recaptured	1.14%	1.14%	1.14%	1.14%	1.14%
Ratio of net investment income (loss) to average net assets:
Before fees waived/recaptured	(0.31)%	(0.35)%	(0.39)%	0.45%	0.08%
After fees waived/recaptured	0.04%	(0.02)%	0.11%	0.73%	0.03%
Portfolio Turnover Rate	107%	135%	100%	94%	116%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for each period.
(2)	Total returns would have been lower/higher had certain expenses not been waived or absorbed/recovered by the Advisor. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(3)	Amount represents less than $0.005 per share.
(4)	Due to the timing of shareholder transactions, and allocations of expenses among share classes, the per unit amounts presented may not coincide with the aggregate presentation on the Statements of Operations.

Zacks Dividend Fund

Investor Class

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
Investor Class	November 30, 2025	November 30, 2024	November 30, 2023	November 30, 2022	November 30, 2021
Net asset value, beginning of year	$28.23	$23.11	$25.38	$24.72	$21.00
Activity from investment operations:
Net investment income (loss)(1)	0.40	0.41	0.48	0.45	0.37
Net realized and unrealized gain (loss) on investments	1.67	6.03	(1.26)	1.16	3.85
Total from investment operations	2.07	6.44	(0.78)	1.61	4.22

Less distributions from:
Net investment income	(0.39)	(0.41)	(0.46)	(0.38)	(0.37)
Net realized gains	(0.79)	(0.91)	(1.09)	(0.71)	(0.13)
Total distributions	(1.18)	(1.32)	(1.55)	(1.09)	(0.50)

Paid-in-Capital From Redemption Fees(1)	— (3)	— (3)	0.06	0.14	— (3)
Net asset value, end of year	$29.12	$28.23	$23.11	$25.38	$24.72
Total return(2)	8.02%	29.05%	(2.88)%	7.26%	20.35%

Net assets, at end of year(000s)	$13,878	$28,275	$30,199	$17,993	$82,818

Ratio of net expenses to average net assets:
Before fees waived/recaptured	1.39%	1.31%	1.32%	1.27%	1.30%
After fees waived/recaptured	1.30%	1.30%	1.30%	1.30%	1.30%
Ratio of net investment income to average net assets:
Before fees waived/recaptured	1.40%	1.63%	2.07%	1.85%	1.57%
After fees waived/recaptured	1.49%	1.65%	2.09%	1.82%	1.57%
Portfolio Turnover Rate	17%	11%	43%	27%	17%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for each period.
(2)	Total returns would have been lower/higher had certain expenses not been waived or absorbed/recovered by the Advisor. These returns include Rule 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(3)	Amount represents less than $0.005 per share.

Zacks Dividend Fund

Institutional Class

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
Institutional Class	November 30, 2025	November 30, 2024	November 30, 2023	November 30, 2022	November 30, 2021
Net asset value, beginning of year	$27.86	$22.77	$25.10	$24.71	$20.99
Activity from investment operations:
Net investment income (loss)(1)	0.45	0.47	0.53	0.50	0.44
Net realized and unrealized gain (loss) on investments	1.64	5.93	(1.25)	1.08	3.84
Total from investment operations	2.09	6.40	(0.72)	1.58	4.28

Less distributions from:
Net investment income	(0.41)	(0.40)	(0.52)	(0.48)	(0.43)
Net realized gains	(0.79)	(0.91)	(1.09)	(0.71)	(0.13)
Total distributions	(1.20)	(1.31)	(1.61)	(1.19)	(0.56)

Paid-in-Capital From Redemption Fees(1)(3)	—	—	—	—	—
Net asset value, end of year	$28.75	$27.86	$22.77	$25.10	$24.71
Total return(2)	8.21%	29.36%	(2.89)%	6.59%	20.65%

Net assets, at end of year(000s)	$118,702	$106,256	$135,320	$173,316	$71,403

Ratio of net expenses to average net assets:
Before fees waived/recaptured	1.15%	1.06%	1.07%	1.02%	1.05%
After fees waived/recaptured	1.05%	1.05%	1.05%	1.05%	1.05%
Ratio of net investment income to average net assets:
Before fees waived/recaptured	1.61%	1.90%	2.32%	2.10%	1.82%
After fees waived/recaptured	1.70%	1.91%	2.34%	2.07%	1.82%
Portfolio Turnover Rate	17%	11%	43%	27%	17%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for each period.
(2)	Total returns would have been lower/higher had certain expenses not been waived or absorbed/recovered by the Advisor. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(3)	Amount represents less than $0.005 per share.

Additional Information

Zacks All-Cap Core Fund

Institutional Class Shares – CZOVX

Zacks Small-Cap Core Fund

Investor Class Shares – ZSCCX

Institutional Class Shares – ZSCIX

Zacks Dividend Fund

Investor Class Shares – ZDIVX

Institutional Class Shares – ZDIIX

For more information visit www.zacksfunds.com or call 1-888-453-4003

Copies of the Prospectus, SAI, and recent shareholder reports can be found on our website at www.zacksfunds.com. For more information about the Funds, you may request a copy of the SAI. The SAI provides detailed information about the Funds and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus. Additional information about each Fund’s investments is available in the annual and semi-annual reports to shareholders. The annual reports include discussions of market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year.

If you have any questions about the Funds or shares of the Funds or you wish to obtain the SAI or Annual Report free of charge, please:

Call:	1-888-453-4003 (toll free)

Write:	Zacks Trust c/o Ultimus Fund Solutions, LLC 225 Pictoria Dr., Suite 450 Cincinnati, OH 45246

Information about the Funds (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Funds are available on the EDGAR database on the SEC’s website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov

Investment Company Act File No.: 811-23435

STATEMENT OF ADDITIONAL INFORMATION

Zacks Earnings Consistent Portfolio ETF

(Ticker Symbol: ZECP)

Listed and traded on:

Cboe BZX Exchange, Inc.

Zacks Focus Growth ETF

(Ticker Symbol: GROZ)

Listed and traded on:

Cboe BZX Exchange, Inc.

Zacks Small/Mid Cap ETF

(Ticker Symbol: SMIZ)

Listed and traded on:

NYSE Arca

Zacks Quality International ETF

(Ticker Symbol: QUIZ)

Listed and traded on:

NYSE Arca

April 1, 2026

Each a series of the
Zacks Trust

This Statement of Additional Information (“SAI”) is meant to be read in conjunction with the Prospectus for Zacks Earnings Consistent Portfolio ETF, Zacks Focus Growth ETF, Zacks Small/Mid Cap ETF and Zacks Quality International ETF (each, a “Fund” and together, the “Funds”), dated April 1, 2026 and is incorporated by reference in its entirety into the Prospectus. Because this SAI is not itself a prospectus, no investment in shares of the Funds should be made solely upon the information contained herein. Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted. You can obtain copies of the Funds’ Prospectus, and annual or semi-annual reports without charge by contacting the Funds’ Distributor, Northern Lights Distributors, LLC, located at 4221 North 203rd Street, Suite 100, Elkhorn, NE 68022-3474 or by calling 855-813-3507. You may also obtain a Prospectus by visiting the website at www.zacksetfs.com. The Funds’ Prospectus is incorporated by reference into this SAI.

Reference to the Investment Company Act of 1940, as amended, (the “1940 Act”), or other applicable law, will include any rules promulgated thereunder and any guidance, interpretations or modifications by the U.S. Securities and Exchange Commission (the “SEC”), SEC staff or other authority with appropriate jurisdiction, including court interpretations, and exemptive, no action or other relief or permission from the SEC, SEC staff or other authority.

i

GENERAL DESCRIPTION OF THE TRUST AND THE FUNDS

Zacks Trust (the “Trust”) was organized as a Delaware statutory trust on November 14, 2018 and is authorized to have multiple series or portfolios. The Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently consists of seven series. This Statement of Additional Information (“SAI”) relates to the Zacks Earnings Consistent Portfolio ETF (the “Earnings Consistent Portfolio ETF”), Zacks Focus Growth ETF (the “Focus Growth ETF”), Zacks Small/Mid Cap ETF (the “Small/Mid Cap ETF”), and Zacks Quality International ETF (“Quality International ETF”) (each, a “Fund” and together, the “Funds”). The offering of each Fund’s shares is registered under the Securities Act of 1933, as amended (the “Securities Act”). Each Fund is an exchange-traded fund (commonly referred to as an “ETF”). ETFs are funds that trade like other publicly-traded securities. The shares of the Fund are referred to herein as “Shares” or “Fund Shares.” Effective February 1, 2024, the fiscal year end for the Earnings Consistent Portfolio ETF changed from January 31 to November 30.

The Funds’ investment objectives, restrictions and policies are more fully described here and in the Prospectus. The Board of Trustees of the Trust (the “Board”) may start other series and offer shares of a new fund under the Trust at any time. The Earnings Consistent Portfolio ETF, Small/Mid Cap ETF and Quality International ETF are each classified as “diversified,” and the Focus Growth ETF is classified as “non-diversified.”

Each Fund is managed by Zacks Investment Management, Inc. (the “Advisor”).

Each Fund will offer and issue Shares at net asset value (“NAV”) only in aggregations of a specified number of Shares (each a “Creation Unit” or a “Creation Unit Aggregation”), generally in exchange for a basket of securities specified by the Fund (the “Deposit Securities”), together with the deposit of a specified cash payment (the “Cash Component”).

Each of the Earnings Consistent Portfolio ETF’s Shares and the Focus Growth ETF’s Shares are listed on the Cboe BZX Exchange, Inc. (the “Cboe Exchange”) and the Small/Mid Cap ETF’s Shares and the Quality Internation ETF are listed on NYSE Arca (together with the Cboe Exchange, each, an “Exchange”), each under the applicable trading symbol set out on the front cover.

Fund Shares will trade on the applicable Exchange at market prices that may be below, at or above NAV. Shares are redeemable only in Creation Unit Aggregations and, generally, in exchange for portfolio securities and a specified cash payment. Creation Units are aggregations of 25,000 Shares.

The Trust reserves the right to offer a “cash” option for creations and redemptions of Fund Shares. Fund Shares may be issued in advance of receipt of Deposit Securities subject to various conditions including a requirement to maintain on deposit with the Trust cash at least equal to 115% of the market value of the missing Deposit Securities. See the “Creation and Redemption of Creation Unit Aggregations” section. In each instance of such cash creations or redemptions, transaction fees may be imposed that will be higher than the transaction fees associated with in-kind creations or redemptions. In all cases, such fees will be limited in accordance with the requirements of the U.S. Securities and Exchange Commission (the “SEC”) applicable to management investment companies offering redeemable securities.

INVESTMENT RESTRICTIONS AND POLICIES

The investment restrictions set forth below have been adopted by the Board as fundamental policies that cannot be changed with respect to a Fund without the affirmative vote of the holders of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund. The investment objective of a Fund and all other investment policies or practices of a Fund are considered by the Trust not to be fundamental and accordingly may be changed without shareholder approval. For purposes of the 1940 Act, a “majority of the outstanding voting securities” means the lesser of the vote of (i) 67% or more of the Shares of a Fund present at a meeting, if the holders of more than 50% of the outstanding Shares of a Fund are present or represented by proxy, or (ii) more than 50% of the Shares of a Fund.

As a matter of fundamental policy, each Fund (except as otherwise noted below) may not:

(1)	Purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Fund’s investments in that industry would equal or exceed 25% of the current value of the Fund’s total assets, provided that this restriction does not limit the Fund’s: (i) investments in securities of other investment companies, (ii) investments in securities issued or guaranteed by the

1

U.S. government, its agencies or instrumentalities, or (iii) investments in repurchase agreements collateralized by U.S. government securities.

(2)	Borrow money, except that (i) the Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities; and (ii) the Fund may, to the extent consistent with its investment policies, enter into repurchase agreements, reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (i) and (ii), the Fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed) is derived from such transactions. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law.

(3)	Issue any senior security, except as permitted under the 1940 Act, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

(4)	Make loans, except as permitted under the 1940 Act, as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

(5)	Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this restriction shall not prevent the Fund from investing in securities of companies engaged in the real estate business or securities or other instruments backed by real estate or mortgages), or commodities or commodity contracts.

(6)	Engage in the business of underwriting securities issued by other persons, except to the extent that the Fund may technically be deemed to be an underwriter under the 1933 Act, in disposing of portfolio securities.

Senior securities may include any obligation or instrument issued by a fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although it does not treat certain transactions as senior securities, such as certain borrowings, short sales, firm commitment agreements, and standby commitments, with appropriate earmarking or segregation of assets to cover such obligations. The Funds’ specific policies for segregation of assets are described in “Investment Policies and Risks” below.

Each Fund is allowed to pledge, mortgage, or hypothecate assets up to the amounts allowable under the 1940 Act, which presently allows each Fund to borrow from any bank (including pledging, mortgaging or hypothecating assets) in an amount up to 33 1/3% of its total assets (not including temporary borrowings not in excess of 5% of its total assets).

For purposes of a Fund’s concentration policy, if the Fund invests in one or more investment companies, the Fund will examine the holdings of such investment companies to ensure that the Fund is not indirectly concentrating its investments in a particular industry or group of industries. In determining the exposure of a Fund to a particular industry or group of industries for purposes of the fundamental investment restriction on concentration, the Fund currently uses Standard & Poor’s Global Industry Classification Standard (GICS) in order to classify industries. With respect to the fundamental investment restrictions above (other than those involving senior securities and borrowings), if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction (i.e., percentage limitations are determined at the time of purchase).

Each Fund may invest up to 15% of net assets in illiquid securities, which are investments that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the prices at which they are valued. This restriction is not limited to the time of purchase.

INVESTMENT POLICIES AND RISKS

The investment objective and principal investment strategies for each Fund are provided in the Prospectus. Each Fund may not invest in all of the investments listed below. Unless a strategy, instrument, or policy described below is specifically prohibited by a Fund’s investment restrictions or by applicable law, the Fund may, but will not necessarily, engage in each of the investment practices described below. Except as stated elsewhere in the Funds’ Prospectus or this SAI, to the extent a Fund has reserved the freedom to invest in a type of investment or to utilize a particular investment practice, the Fund may invest in such investment or engage in such investment practice without limit.

2

A discussion of the risks associated with an investment in each Fund is contained in the Funds’ Prospectus under the headings “Principal Risks of Investing in the Funds,” and “Additional Information About the Funds’ Investment Objectives, Principal Investment Strategies, And Risks.” The discussion below supplements, and should be read in conjunction with, such sections of the Funds’ Prospectus.

General Considerations and Risks. Investment in a Fund should be made with an understanding that the value of the Fund’s portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of securities generally and other factors.

An investment in a Fund should also be made with an understanding of the risks inherent in an investment in securities, including the risk that the financial condition of issuers may become impaired or that the general condition of the securities markets may deteriorate (either of which may cause a decrease in the value of the portfolio securities and thus in the value of Shares). Securities are susceptible to general market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic, and banking crises.

Equity Securities. The value of equity securities fluctuates in response to general market and economic conditions (market risk) and in response to the fortunes of individual companies (company risk). Therefore, the value of an investment in a Fund that holds equity securities may decrease. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. Also, certain unanticipated events, such as natural disasters, terrorist attacks, war, and other geopolitical events, can have a dramatic adverse effect on stock markets. Changes in the financial condition of a company or other issuer, changes in specific market, economic, political, and regulatory conditions that affect a particular type of investment or issuer, and changes in general market, economic, political, and regulatory conditions can adversely affect the price of equity securities. These developments and changes can affect a single issuer, issuers within a broad market sector, industry or geographic region, or the market in general.

Common Stock. Holders of common stocks incur more risk than holders of preferred stocks and debt obligations because common stockholders, as owners of the issuer, have generally inferior rights to receive payments from the issuer in comparison with the rights of creditors of, or holders of debt obligations or preferred stocks issued by the issuer. Further, unlike debt securities which typically have a stated principal amount payable at maturity (whose value, however, will be subject to market fluctuations prior thereto), or preferred stocks which typically have a liquidation preference and which may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity. Common stock values are subject to market fluctuations as long as the common stock remains outstanding.

Loans of Portfolio Securities. Each Fund may lend its investment securities to approved borrowers. Any gain or loss on the market price of the securities loaned that might occur during the term of the loan would be for the account of a Fund. These loans cannot exceed 33 1/3% of a Fund’s total assets.

Approved borrowers are brokers, dealers, domestic and foreign banks, or other financial institutions that meet credit or other requirements as established by the securities lending agent, so long as the terms, the structure, and the aggregate amount of such loans are not inconsistent with the 1940 Act and the rules and regulations thereunder or interpretations of the SEC, which require that (a) the borrowers pledge and maintain with a Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government having a value at all times of not less than 102% of the value of the securities loaned (on a “mark-to-market” basis), and maintained in an amount equal to at least 100% of the value of the portfolio securities being lent; (b) the loan be made subject to termination by a Fund at any time; and (c) a Fund receives reasonable interest on the loan. From time to time, a Fund may return a part of the interest earned from the investment of collateral received from securities loaned to the borrower and/or a third-party securities lending agent that is unaffiliated with the Fund.

Risks of Securities Lending. A Fund will not have the right to vote securities while they are on loan, but it will recall securities on loan if the Advisor determines that the shareholder meeting is called for purposes of voting on material events that could have a material impact on the Fund’s loaned securities and for which the vote could be material to the Fund. A Fund would receive income in lieu of dividends on loaned securities and may, at the same time, generate income on the loan collateral or on the investment of any cash collateral.

3

Securities lending involves a risk of loss because the borrower may fail to return the securities in a timely manner or at all. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a Fund could experience delays and costs in recovering securities loaned or gaining access to the collateral. If a Fund is not able to recover the securities loaned, the Fund may sell the collateral and purchase a replacement security in the market. Lending securities entails a risk of loss to a Fund if, and to the extent that, the market value of the loaned securities increases and the collateral is not increased accordingly. Securities lending also involves exposure to “operational risk” (the risk of loss resulting from errors in the settlement and accounting process) and “gap risk” (the risk that the return on cash collateral reinvestments will be less than the fees paid to the borrower).

Any cash received as collateral for loaned securities may be invested in short-term liquid fixed income securities or in money market or short-term mutual funds, or similar investment vehicles. A Fund bears the risk of such investments. Investing this cash subjects that investment to market appreciation or depreciation. For purposes of determining whether a Fund is complying with its investment policies, strategies, and restrictions, the Fund or the Advisor will consider the loaned securities as assets of the Fund but will not consider any collateral received as the Fund’s asset. A Fund may have to pay the borrower a fee based on the amount of cash collateral. The Fund may pay lending fees to a party arranging the loan.

Senior Securities. In general, a Fund may not issue any class of senior security, except within the limitations of the 1940 Act. These limitations allow a Fund to (i) borrow from banks, provided that immediately following any such borrowing there is an asset coverage of at least 300% (the “Asset Coverage Requirement”) for all Fund borrowings, and (ii) engage in trading practices which could be deemed to involve the issuance of a senior security, including but not limited to options, futures, forward contracts, and reverse repurchase agreements, provided that the Fund complies with applicable SEC regulations and interpretations.

Repurchase Agreements. Each Fund may enter into repurchase agreements pursuant to which securities are acquired by the Fund from a third party with the understanding that they will be repurchased by the seller at a fixed price on an agreed date. These agreements may be made with respect to any of the portfolio securities in which a Fund is authorized to invest. Repurchase agreements may be characterized as loans secured by the underlying securities. Each Fund may enter into repurchase agreements with (i) member banks of the Federal Reserve System having total assets in excess of $500 million and (ii) securities dealers (“Qualified Institutions”). The Advisor will monitor the continued creditworthiness of Qualified Institutions.

The use of repurchase agreements involves certain risks. For example, if the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, a Fund will seek to dispose of such securities, which action could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the Fund’s ability to dispose of the underlying securities may be restricted. Finally, it is possible that a Fund may not be able to substantiate its interest in the underlying securities. To minimize this risk, the securities underlying the repurchase agreement will be held by the custodian at all times in an amount at least equal to the repurchase price, including accrued interest. If the seller fails to repurchase the securities, a Fund may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase price.

The resale price reflects the purchase price plus an agreed upon market rate of interest. The collateral is marked-to-market daily.

Reverse Repurchase Agreements. Each Fund may enter into reverse repurchase agreements, which involve the sale of securities with an agreement to repurchase the securities at an agreed-upon price, date, and interest payment and have the characteristics of borrowing. The securities purchased with the funds obtained from the agreement and securities collateralizing the agreement will have maturity dates no later than the repayment date. Generally, the effect of such transactions is that a Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while in many cases the Fund is able to keep some of the interest income associated with those securities. Such transactions are only advantageous if a Fund has an opportunity to earn a greater rate of return on the cash derived from these transactions than the interest cost of obtaining the same amount of cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available and a Fund intends to use the reverse repurchase technique only when the Advisor believes it will be advantageous to the Fund. The use of reverse repurchase agreements may exaggerate any interim increase or decrease in the value of a Fund’s assets. The custodian bank will maintain a separate account for a Fund with securities having a value equal to or greater than such commitments. Under the 1940 Act, reverse repurchase agreements are considered loans.

4

Money Market Instruments. Each Fund may invest a portion of its assets in high-quality money market instruments on an ongoing basis to provide liquidity. The instruments in which a Fund may invest include: (i) short-term obligations issued by the U.S. Government; (ii) negotiable certificates of deposit (“CDs”), fixed time deposits and bankers’ acceptances of U.S. and foreign banks and similar institutions; (iii) commercial paper rated at the date of purchase “Prime-1” by Moody’s Investors Service, Inc., or “A-1+” or “A-1” by S&P Global Ratings or, if unrated, of comparable quality as determined by the Advisor; (iv) repurchase agreements; and (v) money market mutual funds. CDs are short-term negotiable obligations of commercial banks. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers’ acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

Investment Companies. Each Fund may invest in the securities of other investment companies (including money market funds). Under the 1940 Act, a Fund’s investment in investment companies is limited to, subject to certain exceptions: (i) 3% of the total outstanding voting stock of any one investment company, (ii) 5% of the Fund’s total assets with respect to any one investment company, and (iii) 10% of the Fund’s total assets of investment companies in the aggregate.

Illiquid Securities. Each Fund may invest in illiquid assets, including Rule 144A securities deemed illiquid by the Advisor. Illiquid securities include securities subject to contractual or other restrictions on resale and other instruments that lack readily available markets.

Depositary Receipts. The Quality International ETF may invest in depositary receipts. Depositary receipts, including American Depositary Receipts, European Depositary Receipts, and Global Depositary Receipts, are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depositary banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer’s home country. The depositary bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. Depositary receipts are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, depositary receipts continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer’s country. Depositary receipts may trade at a discount or premium to the underlying security and may be less liquid than the underlying securities listed on an exchange.

Futures and Options. Each Fund may utilize exchange-traded futures and options contracts.

Futures contracts generally provide for the future sale by one party and purchase by another party of a specified commodity at a specified future time and at a specified price. Stock index futures contracts are settled daily with a payment by one party to the other of a cash amount based on the difference between the level of the stock index specified in the contract from one day to the next. Futures contracts are standardized as to maturity date and underlying instrument and are traded on futures exchanges.

Futures traders are required to make a good faith margin deposit in cash or U.S. government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying commodity or payment of the cash settlement amount) if it is not terminated prior to the specified delivery date. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin deposits which may range upward from less than 5% of the value of the contract being traded.

After a futures contract position is opened, the value of the contract is marked-to-market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional “variation” margin will be required. Conversely, a change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. In such case, a Fund would expect to earn interest income on its margin deposits. Closing out an open futures position is done by taking an opposite position (“buying” a contract which has previously been “sold,” or “selling” a contract previously “purchased”) in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract position is opened or closed.

5

An option on a futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at a specified exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account that represents the amount by which the market price of the futures contract exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential for loss related to the purchase of an option on a futures contract is limited to the premium paid for the option plus transaction costs. Because the value of the option is fixed at the point of purchase, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option changes daily and that change would be reflected in the NAV of a Fund. The potential for loss related to writing call options on equity securities or indices is unlimited. The potential for loss related to writing put options is limited only by the aggregate strike price of the put option less the premium received.

Each Fund may purchase and write put and call options on futures contracts that are traded on a U.S. exchange as a hedge against changes in value of its portfolio securities, or in anticipation of the purchase of securities, and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be affected.

Restrictions on the Use of Futures Contracts and Options on Futures Contracts. With respect to investments in swap transactions, commodity futures, commodity options, or certain other derivatives used for purposes other than bona fide hedging purposes, an investment company must meet one of the following tests under the amended regulations in order to claim an exemption from being considered a “commodity pool” or commodity pool operator (“CPO”). First, the aggregate initial margin and premiums required to establish an investment company’s positions in such investments may not exceed five percent (5%) of the liquidation value of the investment company’s portfolio (after accounting for unrealized profits and unrealized losses on any such investments). Alternatively, the aggregate net notional value of such instruments, determined at the time of the most recent position established, may not exceed one hundred percent (100%) of the liquidation value of the investment company’s portfolio (after accounting for unrealized profits and unrealized losses on any such positions). In addition to meeting one of the foregoing trading limitations, the investment company may not market itself as a commodity pool or otherwise as a vehicle for trading in the commodity futures, commodity options or swaps and derivatives markets. If the Advisor were required to register as a CPO with respect to a Fund, the disclosure and operations of the Fund would need to comply with all applicable Commodity Futures Trading Commission (“CFTC”) regulations. Compliance with these additional registration and regulatory requirements would increase operational expenses. Other potentially adverse regulatory initiatives could also develop.

Swap Agreements. Swap agreements are contracts between parties in which one party agrees to make periodic payments to the other party (the “Counterparty”) based on the change in market value or level of a specified rate, index or asset. In return, the Counterparty agrees to make periodic payments to the first party based on the return of a different specified rate, index, or asset. Swap agreements will usually be done on a net basis, with a Fund receiving or paying only the net amount of the two payments. The net amount of the excess, if any, of a Fund’s obligations over its entitlements with respect to each swap is accrued daily and an amount of cash or highly liquid securities having an aggregate value at least equal to the accrued excess is maintained in an account at the Trust’s custodian bank.

The use of interest rate and index swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. These transactions generally do not involve the delivery of securities or other underlying assets or principal.

The use of swap agreements involves certain risks. For example, if the Counterparty under a swap agreement defaults on its obligation to make payments due from it, because of its bankruptcy or otherwise, a Fund may lose such payments altogether, or collect only a portion thereof, which collection could involve costs or delays.

Risks of Derivatives. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. The various derivative instruments that a Fund may use are described in more detail under “Futures and Options,” “Swap Agreements,” and “Currency Transactions” in this SAI. A Fund may, but is not required to, use derivative instruments for risk management purposes or as part of its investment strategies.

6

A Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks including liquidity risk, market risk, credit risk, default risk, counterparty risk, and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate exactly with the change in the value of the underlying asset, rate or index. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Participation in the options or futures markets, as well as the use of various swap instruments and forward contracts, involves investment risks and transaction costs to which a Fund would not be subject absent the use of these strategies. Risks inherent in the use of options, futures contracts, options on futures contracts, forwards and swaps include: (i) imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities being hedged; (ii) the fact that skills needed to use these strategies are different from those needed to select non-derivative portfolio securities; (iii) the potential absence of a liquid secondary market for any particular instrument at any time; (iv) the possible need to defer closing out certain positions to avoid adverse tax consequences; (v) for swaps, additional credit risk and the risk of counterparty default and the risk of failing to correctly evaluate the creditworthiness of the company on which the swap is based; and (vi) the possible inability of a Fund to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or the possible need for the Fund to sell the security at a disadvantageous time, due to the requirement that the Fund maintain “cover” or collateral securities in connection with the use of certain derivatives.

A Fund could lose the entire amount it invests in futures. The loss from investing in other derivatives is potentially unlimited. There also is no assurance that a liquid secondary market will exist for futures contracts and options in which a Fund may invest. A Fund limits its investment in futures contracts so that the notional value (meaning the stated contract value) of the futures contracts does not exceed the net assets of the Fund.

Furthermore, regulatory requirements for a Fund to set aside assets to meet its obligations with respect to derivatives may result in the Fund being unable to purchase or sell securities when it would otherwise be favorable to do so, or in the Fund needing to sell securities at a disadvantageous time. A Fund may also be unable to close out its derivatives positions when desired. Investments in derivatives can cause the Fund to be more volatile and can result in significant losses.

Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances. Upon the expiration of a particular contract, the Advisor may wish to retain a Fund’s position in the derivative instrument by entering into a similar contract but may be unable to do so if the counterparty to the original contract is unwilling to enter into the new contract and no other suitable counterparty can be found. There is no assurance that a Fund will engage in derivatives transactions at any time or from time to time. A Fund’s ability to use derivatives may also be limited by certain regulatory and tax considerations.

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and related regulatory developments require the clearing and exchange-trading of certain standardized over-the-counter (“OTC”) derivative instruments that the CFTC and SEC defined as “swaps” and “security-based swaps,” respectively. Mandatory exchange-trading and clearing is occurring on a phased-in basis based on the type of market participant and CFTC approval of contracts for central clearing and exchange trading. In a cleared swap, a Fund’s ultimate counterparty is a central clearinghouse rather than a swap dealer, bank, or other financial institution. A Fund enters into cleared swaps through an executing broker. Such transactions are then submitted for clearing and, if cleared, will be held at regulated futures commission merchants (“FCMs”) that are members of the clearinghouse that serves as the central counterparty. When a Fund enters into a cleared swap, it must deliver to the central counterparty (via an FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central counterparty, but an FCM may require additional initial margin above the amount required by the central counterparty. During the term of the swap agreement, a “variation margin” amount may also be required to be paid by a Fund or may be received by the Fund in accordance with margin controls set for such accounts, depending upon changes in the price of the underlying reference asset subject to the swap agreement. At the conclusion of the term of the swap agreement, if a Fund has a loss equal to or greater than the margin amount, the margin amount is paid to the FCM along with any loss in excess of the margin amount. If a Fund has a loss of less than the margin amount, the excess margin is returned to the Fund. If a Fund has a gain, the full margin amount and the amount of the gain is paid to the Fund.

7

Central clearing is designed to reduce counterparty credit risk compared to uncleared swaps because central clearing interposes the central clearinghouse as the counterparty to each participant’s swap, but it does not eliminate those risks completely. There is also a risk of loss by a Fund of the initial and variation margin deposits in the event of bankruptcy of the FCM with which the Fund has an open position in a swap contract. The assets of a Fund may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because the Fund might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of an FCM’s customers or central counterparty’s clearing members. If the FCM does not provide accurate reporting, a Fund is also subject to the risk that the FCM could use the Fund’s assets, which are held in an omnibus account with assets belonging to the FCM’s other customers, to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty. Certain swaps have begun trading on exchanges called swap execution facilities. Exchange-trading is expected to increase liquidity of swaps trading.

In addition, with respect to cleared swaps, a Fund may not be able to obtain as favorable terms as it would be able to negotiate for an uncleared swap. In addition, an FCM may unilaterally impose position limits or additional margin requirements for certain types of swaps in which a Fund may invest. Central counterparties and FCMs generally can require termination of existing cleared swap transactions at any time and can also require increases in margin above the margin that is required at the initiation of the swap agreement. Margin requirements for cleared swaps vary on a number of factors, and the margin required under the rules of the clearinghouse and FCM may be in excess of the collateral required to be posted by a Fund to support its obligations under a similar uncleared swap. However, regulators are expected to adopt rules imposing certain margin requirements, including minimums, on uncleared swaps in the near future, which could change this comparison.

A Fund is also subject to the risk that, after entering into a cleared swap with an executing broker, no FCM or central counterparty is willing or able to clear the transaction. In such an event, the central counterparty would void the trade. Before a Fund can enter into a new trade, market conditions may become less favorable to the Fund.

Government Regulation of Derivatives. It is possible that government regulation of various types of derivative instruments, including futures and swap agreements, may limit or prevent a Fund from using such instruments as a part of its investment strategy, and could ultimately prevent the Fund from being able to achieve its investment objective. It is impossible to predict fully the effects of legislation and regulation in this area, but the effects could be substantial and adverse.

The futures markets are subject to comprehensive statutes, regulations, and margin requirements. The SEC, the CFTC, and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher margin requirements, the establishment of daily price limits and the suspension of trading.

The regulation of swaps and futures transactions in the U.S., the European Union and other jurisdictions is a rapidly changing area of law and is subject to modification by government and judicial action. There is a possibility of future regulatory changes altering, perhaps to a material extent, the nature of an investment in a Fund or the ability of the Fund to continue to implement its investment strategies.

Under recently adopted rules and regulations, transactions in some types of swaps (including interest rate swaps and credit default swaps on North American and European indices) are required to be centrally cleared, and additional types of swaps may be required to be centrally cleared in the future. In a transaction involving those swaps (“cleared derivatives”), a Fund’s counterparty is a clearing house, rather than a bank or broker. Since a Fund is not a member of any clearing houses and only clearing members can participate directly in the clearing house, the Fund will hold cleared derivatives through accounts at clearing members. In cleared derivatives transactions, the Fund will make payments (including margin payments) to and receive payments from a clearing house through its accounts at clearing members. Clearing members guarantee performance of their clients’ obligations to the clearing house.

In addition, U.S. regulators, the European Union, and certain other jurisdictions have adopted minimum margin and capital requirements for uncleared OTC derivatives transactions. It is expected that these regulations will have a material impact on a Fund’s use of uncleared derivatives. These rules will impose minimum margin requirements on derivatives transactions between a Fund and its swap counterparties and may increase the amount of margin the Fund is required to provide. They will impose regulatory requirements on the timing of transferring margin, which may accelerate a Fund’s current margin process. They will also effectively require changes to typical derivatives margin documentation. It is expected that the Funds will become subject to variation margin requirements under such rules in 2017 and initial margin requirements under such rules in 2020. Such requirements could increase the amount of margin a Fund needs to provide in connection with uncleared derivatives transactions and, therefore, make such transactions more expensive.

8

Funds investing in derivatives must comply with Rule 18f-4 under the 1940 Act, which provides for the regulation of a registered investment company’s use of derivatives and certain related instruments. Among other things, Rule 18f-4 limits a fund’s derivatives exposure through a value-at-risk test and requires the adoption and implementation of a derivatives risk management program for certain derivatives users. Subject to certain conditions, limited derivatives users (as defined in Rule 18f-4), however, would not be subject to the full requirements of Rule 18f-4. Rule 18f-4 could restrict a Fund’s ability to engage in certain derivatives transactions and/or increase the costs of such derivatives transactions.

Risks of Futures and Options Transactions. Positions in futures contracts and options may be closed out only on an exchange which provides a secondary market. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract or option at any specific time. Thus, it may not be possible to close a futures or options position. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if a Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, a Fund may be required to make delivery of the instruments underlying futures contracts it has sold.

Each Fund will minimize the risk that it will be unable to close out a futures or options contract by only entering into futures and options for which there appears to be a liquid secondary market.

The risk of loss in trading futures contracts or uncovered call options in some strategies (e.g., selling uncovered index futures contracts) is potentially unlimited. Each Fund does not plan to use futures and options contracts, when available, in this manner. The risk of a futures position may still be large, as traditionally measured, due to the low margin deposits required. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit. Each Fund, however, intends to utilize futures and options contracts in a manner designed to limit its risk exposure to that which is comparable to what it would have incurred through direct investment in securities. There is also the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in the futures contract or option.

Certain financial futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

Risks of Swap Agreements. Bilateral swap agreements are subject to the risk that the swap counterparty will default on its obligations. If such a default occurs, a Fund will have contractual remedies pursuant to the agreements related to the transaction, but such remedies may be subject to bankruptcy and insolvency laws which could affect the Fund’s rights as a creditor. Some interest rate and credit default swaps are currently subject to central clearing and exchange trading. Although exchange-trading and clearing decreases the counterparty risk involved in bilaterally negotiated contracts and increase market liquidity, exchange-trading and clearing will not make the contracts risk-free.

The use of interest-rate and index swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions. These transactions generally do not involve the delivery of securities or other underlying assets or principal.

It is possible that developments in the swaps market, including government regulation, could adversely affect a Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Where swap agreements are two party contracts that may be subject to contractual restrictions on transferability and termination and because they may have terms of greater than seven days, they may be considered to be illiquid and

9

subject to a Fund’s limitation on investments in illiquid securities. To the extent that a swap is not liquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. Like most other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to a Fund’s interest.

If a Fund uses a swap as a hedge against, or as a substitute for, a portfolio investment, the Fund will be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for a Fund. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. Many swaps are complex and often valued subjectively.

Market Events and Global Economic Risks. General economic and financial conditions and events in particular countries or geographic regions may adversely impact the prices of securities held by the Funds. Global economies and financial markets are increasingly interconnected, which increases the possibility that conditions in one country or region might adversely impact issuers in, or foreign exchange rates with, a different country or region. In addition, investments in securities of U.S. companies may create indirect exposure to non-U.S. markets if any issuers of these securities are exposed to non-U.S. markets or if any issuer does business in or relies on suppliers from non-U.S. markets. The severity and duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations. The imposition of sanctions by the U.S. or another government or country could cause disruptions to the country’s financial system and economy, which could negatively impact the value of securities issued by that country.

Geopolitical and other risks, including war, terrorism, social unrest, trade disputes, political or economic dysfunction within some nations, public health crises and related geopolitical events, as well as environmental disasters such as earthquakes, fires, and floods, may add to instability in world economies and markets generally Previous pandemics and other widespread public health emergencies, including outbreaks of infectious diseases such as SARS, H1N1/09 flu, avian flu, Ebola and COVID-19, resulted in market volatility and disruption, and future such emergencies have the potential to materially and adversely impact economic production and activity in ways that are impossible to predict, all of which may result in significant losses to a Fund’s investments. The extent of any impact on a Fund and the broader market from future such events will depend on many factors, all of which are highly uncertain and may include significant reductions in revenue and growth, unexpected operational losses and liabilities, impairments to credit quality and reductions in the availability of capital. In addition, the operations of a Fund may be significantly impacted as a result of government quarantine measures, restrictions on travel and movement, remote-working requirements and other factors related to public health emergencies. The impact of these events and other epidemics or pandemics in the future could adversely affect the Funds’ performance.

Russia’s invasion of Ukraine beginning in February 2022, the responses and sanctions by the United States and other countries, and the potential for wider conflict have had, and could continue to have, severe adverse effects on regional and global economic markets for securities and commodities. Following Russia’s actions, various governments, including the United States, have issued, a prohibition on doing business with certain Russian companies, large financial institutions, officials and oligarchs; the removal by certain countries and the EU of selected Russian banks from the Society for Worldwide Interbank Financial Telecommunications (“SWIFT”), the electronic banking network that connects banks globally; and restrictive measures to prevent the Russian Central Bank from undermining the impact of the sanctions. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on countries that provide military or economic support to Russia. The current events, including sanctions and the potential for future sanctions, and Russia’s retaliatory responses to those sanctions and actions, may continue to adversely impact the Russian economy. The duration of ongoing hostilities and the vast array of sanctions and related events cannot be predicted.

In October 2023, large scale terrorist attacks by Hamas were conducted inside of Israel. Israel’s response to the attacks begun shortly thereafter and have continued. While negotiations regarding the conflict are ongoing, there is currently no definitive end to the conflict. Additionally in February 2026, the United States, in conjunction with Israel launched attacks on the Republic of Iran. Such conflicts in the Middle East could have an adverse effect on energy prices which may have a negative effect on equity markets and the global economy as a whole. The exact duration and implications of the ongoing hostilities are unknown.

10

In addition to financial market volatility, the reduced liquidity in credit and fixed-income markets may adversely affect many issuers worldwide. This reduced liquidity may result in less money being available to purchase raw materials, goods and services, which may, in turn, bring down the prices of these economic staples. It may also result in issuers having more difficulty obtaining financing, which may, in turn, cause a decline in their stock prices. The U.S. Government has acted to calm credit markets and increase confidence in the U.S. economy by lowering interest rates and injecting liquidity into the markets and is now increasing interest rates in an effort to combat inflation. Any interest rate increase by the Federal Reserve could cause markets to experience high volatility. These events and possible continuing market volatility may have an adverse effect on the Funds, including making it more difficult for a Fund to accurately value its securities or to sell its securities on a timely basis. In addition, there is a risk that the prices of goods and services in the U.S. and many foreign economies may decline over time, known as deflation. Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely. If a country’s economy slips into a deflationary pattern, it could last for a prolonged period and may be difficult to reverse.

Cybersecurity Risk. In connection with the increased use of technologies such as the Internet and the dependence on computer systems to perform necessary business functions, each Fund is susceptible to operational, information security, and related risks due to the possibility of cyber-attacks or other incidents. Cyber incidents may result from deliberate attacks or unintentional events. Cyber-attacks include, but are not limited to, infection by computer viruses or other malicious software code, gaining unauthorized access to systems, networks, or devices that are used to service each Fund’s operations through hacking or other means for the purpose of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber-attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks (which can make a website unavailable) on the Funds’ website. In addition, authorized persons could inadvertently or intentionally release confidential or proprietary information stored on a Fund’s systems.

Cyber-attacks have the potential to interfere with the processing of authorized participant transactions and shareholder transactions on an Exchange. Furthermore, cybersecurity failures or breaches by a Fund’s third-party service providers (including, but not limited to, the adviser, distributor, custodian, transfer agent, and financial intermediaries), or the Advisor, may cause disruptions and impact the service providers’ and the Fund’s business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business and the Fund to process transactions, inability to calculate the Fund’s NAV, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. A Fund and its shareholders could be negatively impacted as a result of successful cyber-attacks against, or security breakdowns of, the Fund or its third-party service providers.

A Fund may incur substantial costs to prevent or address cyber incidents in the future. In addition, there is a possibility that certain risks have not been adequately identified or prepared for. Furthermore, a Fund cannot directly control any cybersecurity plans and systems put in place by third party service providers. Cybersecurity risks are also present for issuers of securities in which a Fund invests, which could result in material adverse consequences for such issuers and may cause the Fund’s investment in such securities to lose value.

Debt Obligations. Each Fund may invest in debt obligations traded in U.S. or foreign markets. Such debt obligations include, among others, bonds, notes, debentures, and variable rate demand notes. In choosing corporate debt securities on behalf of a Fund, the Advisor may consider (i) general economic and financial conditions; and (ii) the specific issuer’s (a) business and management, (b) cash flow, (c) earnings coverage of interest and dividends, (d) ability to operate under adverse economic conditions, (e) fair market value of assets, and (f) other considerations deemed appropriate.

Each Fund may invest in debt securities that are rated below investment grade (i.e., “junk bonds”) by nationally recognized statistical rating organizations (“NRSROs”) or are unrated securities that the Advisor believes are of comparable quality. Junk bonds are considered speculative with respect to their capacity to pay interest and repay principal in accordance with the terms of the obligation. While generally providing greater income and opportunity for gain, non-investment grade debt securities are subject to greater risks than higher-rated securities.

Companies that issue junk bonds are often highly leveraged and may not have more traditional methods of financing available to them. During an economic downturn or recession, highly leveraged issuers of high-yield securities may experience financial stress and may not have sufficient revenues to meet their interest payment obligations. Economic

11

downturns tend to disrupt the market for junk bonds, lowering their values and increasing their price volatility. The risk of issuer default is higher with respect to junk bonds because such issues may be subordinated to other creditors of the issuer.

The credit rating from an NRSRO of a junk bond does not necessarily address its market value risk, and ratings may from time to time change to reflect developments regarding the issuer’s financial condition. The lower the rating of a junk bond, the more speculative its characteristics.

A Fund may have difficulty selling certain junk bonds because they may have a thin trading market. The lack of a liquid secondary market may have an adverse effect on the market price and a Fund’s ability to dispose of particular issues and may also make it more difficult for the Fund to obtain accurate market quotations in valuing these assets. In the event a Fund experiences an unexpected level of net redemptions, the Fund could be forced to sell its junk bonds at an unfavorable price. Prices of junk bonds have been found to be less sensitive to fluctuations in interest rates and more sensitive to adverse economic changes and individual corporate developments than those of higher-rated debt securities.

U.S. Government Obligations. Each Fund may invest in U.S. government obligations. Obligations issued or guaranteed by the U.S. Government, its agencies, and instrumentalities include bills, notes, and bonds issued by the U.S. Treasury, as well as “stripped” or “zero coupon” U.S. Treasury obligations representing future interest or principal payments on U.S. Treasury notes or bonds. Stripped securities are sold at a discount to their “face value,” and may exhibit greater price volatility than interest-bearing securities because investors receive no payment until maturity. Obligations of certain agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association (“GNMA”), are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association (“FNMA”), are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the former Student Loan Marketing Association (“SLMA”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; still others, although issued by an instrumentality chartered by the U.S. Government, like the Federal Farm Credit Bureau (“FFCB”), are supported only by the credit of the instrumentality. The U.S. Government may choose not to provide financial support to U.S. Government- sponsored agencies or instrumentalities if it is not legally obligated to do so, in which case, if the issuer were to default, a Fund holding securities of such issuer might not be able to recover their investment from the U.S. Government.

Convertible Securities. Each Fund may invest in convertible securities. Convertible securities include bonds, debentures, notes, preferred stocks, and other securities that may be converted into a prescribed amount of common stock or other equity securities at a specified price and time. The holder of convertible securities is entitled to receive interest paid or accrued on debt, or dividends paid or accrued on preferred stock, until the security matures or is converted. The value of a convertible security depends on interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer and the seniority of the security in the issuer’s capital structure. Convertible securities may be illiquid and may be required to convert at a time and at a price that is unfavorable to a Fund. To the extent that a Fund invests in convertible securities with credit ratings below investment grade, such securities may have a higher likelihood of default, although this may be somewhat offset by the convertibility feature.

Municipal Securities. Each Fund may invest in securities issued by states, municipalities, and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. Municipal securities share the attributes of debt/fixed income securities in general, but are generally issued by states, municipalities, and other political subdivisions, agencies, authorities, and instrumentalities of states and multi-state agencies or authorities. The municipal securities which a Fund may purchase include general obligation bonds and limited obligation bonds (or revenue bonds), including industrial development bonds issued pursuant to former federal tax law. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer’s general revenues and not from any particular source. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Tax-exempt industrial development bonds generally are also revenue bonds and thus are not payable from the issuer’s general revenues. The credit and quality of industrial development bonds are usually related to the credit of the corporate user of the facilities. Payment of interest on and repayment of principal of such bonds is the responsibility of the corporate user (and/or any guarantor). In addition, each Fund may invest in lease obligations. Lease obligations may take the form of a lease or an installment purchase contract issued by public authorities to acquire a wide variety of equipment and facilities.

12

Preferred Stock. Each Fund may invest in preferred stock. Preferred stock, unlike common stock, often offers a stated dividend rate payable from a corporation’s earnings. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. Dividends on some preferred stock may be “cumulative,” requiring all or a portion of prior unpaid dividends to be paid before dividends are paid on the issuer’s common stock. Preferred stock also generally has a preference over common stock on the distribution of a corporation’s assets in the event of liquidation of the corporation, and may be “participating,” which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. In some cases, an issuer may offer auction rate preferred stock, which means that the dividend to be paid is set by auction and will often be reset at stated intervals. The rights of preferred stocks on the distribution of a corporation’s assets in the event of a liquidation are generally subordinate to the rights associated with a corporation’s debt securities.

Bank Instruments. Each Fund may invest in certificates of deposit (“CDs”), time deposits and bankers’ acceptances from U.S. banks. A bankers’ acceptance is a bill of exchange or time draft drawn on and accepted by a commercial bank. A CD is a negotiable interest-bearing instrument with a specific maturity. CDs are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. A time deposit is a nonnegotiable receipt issued by a bank in exchange for the deposit of funds. Like a CD, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market.

Participation Interests. Each Fund may purchase participations in corporate loans. Participation interests generally will be acquired from a commercial bank or other financial institution (a “Lender”) or from other holders of a participation interest (a “Participant”). The purchase of a participation interest either from a Lender or a Participant will not result in any direct contractual relationship with the borrowing company (the “Borrower”). A Fund generally will have no right directly to enforce compliance by the Borrower with the terms of the credit agreement. Instead, a Fund will be required to rely on the Lender or the Participant that sold the participation interest, both for the enforcement of the Fund’s rights against the Borrower and for the receipt and processing of payments due to the Fund under the loans. Under the terms of a participation interest, a Fund may be regarded as a member of the Participant, and thus the Fund is subject to the credit risk of both the Borrower and a Participant. Participation interests are generally subject to restrictions on resale. Generally, a Fund considers participation interests to be illiquid and therefore subject to the Fund’s percentage limitations for investments in illiquid securities.

Commercial Instruments. Each Fund may invest in commercial interests, including commercial paper and other short-term corporate instruments. Commercial paper consists of short-term promissory notes issued by corporations. Commercial paper may be traded in the secondary market after its issuance.

Variable or Floating Rate Instruments. Each Fund may invest in securities that have variable or floating interest rates which are readjusted on set dates (such as the last day of the month or calendar quarter) in the case of variable rates or whenever a specified interest rate change occurs in the case of a floating rate instrument. Variable or floating interest rates generally reduce changes in the market price of securities from their original purchase price because, upon readjustment, such rates approximate market rates. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less for variable or floating rate securities than for fixed rate obligations. Many securities with variable or floating interest rates purchased by a Fund are subject to payment of principal and accrued interest (usually within seven days) on the Fund’s demand. The terms of such demand instruments require payment of principal and accrued interest by the issuer, a guarantor, and/or a liquidity provider. The Advisor will monitor the pricing, quality and liquidity of the variable or floating rate securities held by a Fund.

Zero-Coupon and Pay-in-Kind Securities. Each Fund may invest in zero-coupon or pay-in-kind securities. These securities are debt securities that do not make regular cash interest payments. Zero-coupon securities are sold at a deep discount to their face value. Pay-in-kind securities pay interest through the issuance of additional securities. Because zero-coupon and pay-in-kind securities do not pay current cash income, the price of these securities can be volatile when interest rates fluctuate. While these securities do not pay current cash income, federal tax law requires the holders of zero-coupon and pay-in-kind securities to include in income each year the portion of the original issue discount (or deemed discount) and other non-cash income on such securities accrued during that year. In order to qualify as a “regulated investment company” (a “RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”), and to avoid certain excise taxes, a Fund may be required to distribute a portion of such discount and income and may be required to dispose of other portfolio securities, which could occur during periods of adverse market prices, in order to generate sufficient cash to meet these distribution requirements.

13

Delayed Delivery Transactions. Each Fund may use delayed delivery transactions as an investment technique. Delayed delivery transactions, also referred to as forward commitments, involve commitments by a Fund to dealers or issuers to acquire or sell securities at a specified future date beyond the customary settlement for such securities. These commitments may fix the payment price and interest rate to be received or paid on the investment. A Fund may purchase securities on a delayed delivery basis to the extent that it can anticipate having available cash on the settlement date. Delayed delivery agreements will not be used as a speculative or leverage technique.

Investment in securities on a delayed delivery basis may increase a Fund’s exposure to market fluctuations and may increase the possibility that the Fund will incur short-term gains subject to federal taxation or short-term losses if a Fund must engage in portfolio transactions in order to honor a delayed delivery commitment. Until the settlement date, a Fund will segregate liquid assets of a dollar value sufficient at all times to make payment for the delayed delivery transactions. Such segregated liquid assets will be marked-to-market daily, and the amount segregated will be increased if necessary to maintain adequate coverage of the delayed delivery commitments.

The delayed delivery securities, which will not begin to accrue interest or dividends until the settlement date, will be recorded as an asset of a Fund and will be subject to the risk of market fluctuation. The purchase price of the delayed delivery securities is a liability of a Fund until settlement. A Fund may enter into buy/sell back transactions (a form of delayed delivery agreement). In a buy/sell back transaction, a Fund enters a trade to sell securities at one price and simultaneously enters a trade to buy the same securities at another price for settlement at a future date.

When-Issued Securities. Each Fund may purchase when-issued securities. Purchasing securities on a “when issued” basis means that the date for delivery of and payment for the securities is not fixed at the date of purchase but is set after the securities are issued. The payment obligation and, if applicable, the interest rate that will be received on the securities are fixed at the time the buyer enters into the commitment. A Fund will only make commitments to purchase such securities with the intention of actually acquiring such securities, but the Fund may sell these securities before the settlement date if it is deemed advisable.

Securities purchased on a when-issued basis and the securities held in a Fund’s portfolio are subject to changes in market value based upon the public’s perception of the creditworthiness of the issuer and, if applicable, the changes in the level of interest rates. Therefore, if a Fund is to remain substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be a possibility that the market value of the Fund’s assets will fluctuate to a greater degree. Furthermore, when the time comes for a Fund to meet its obligations under when-issued commitments, the Fund will do so by using then available cash flow, by sale of securities, or although it would not normally expect to do so, by directing the sale of when-issued securities themselves (which may have a market value greater or less than the Fund’s payment obligation).

Investment in securities on a when-issued basis may increase a Fund’s exposure to market fluctuation and may increase the possibility that the Fund will incur short-term gains subject to federal taxation or short-term losses if the Fund must sell another security in order to honor a when-issued commitment. A Fund will employ techniques designed to reduce such risks.

Rule 144A Securities. Each Fund may invest in Rule 144A securities. Rule 144A securities are securities which, while privately placed, are eligible for purchase and resale pursuant to Rule 144A under the Securities Act. Rule 144A permits certain qualified institutional buyers, such as a Fund, to trade in privately placed securities even though such securities are not registered under the Securities Act. The Advisor, under supervision of the Board, will consider whether securities purchased under Rule 144A are illiquid and thus subject to a Fund’s restriction on illiquid securities. Determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination, the Advisor will consider the trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, the Sub-Advisor could consider the (i) frequency of trades and quotes; (ii) number of dealers and potential purchasers; (iii) dealer undertakings to make a market; and (iv) nature of the security and of marketplace trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The Advisor will also monitor the liquidity of Rule 144A securities, and if, as a result of changed conditions, the Advisor determines that a Rule 144A security is no longer liquid, the Advisor will review a Fund’s holdings of illiquid securities to determine what, if any, action is required to assure that the Fund complies with its restriction on investment of illiquid securities. Investing in Rule 144A securities could increase the amount of a Fund’s investments in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

14

Real Estate Investment Trusts (“REITs”). While each Fund will not invest in real estate directly, they may be subject to risks similar to those associated with real estate investments because of their ability to purchase securities of companies that generate income from the real estate industry. A REIT is a pooled investment vehicle that may invest primarily in income producing real estate or real estate related loans or interests. Most REITs are structured as an Umbrella Partnership (“UPREIT”) where the REIT is the general partner and majority owner of the Operating Limited Partnership. Such REITs are dependent upon management skills, subject to the strength of the real estate market and could be affected by the following factors: overbuilding and increased competition; increases in property taxes and operating expenses; declines in the value of real estate; lack of availability of equity and debt financing to refinance maturing debt; vacancies due to economic conditions and tenant bankruptcies; losses due to costs resulting from environmental contamination and its related clean-up; changes in interest rates; changes in zoning laws; casualty or condemnation losses; variation in rental income; changes in neighborhood values and functional obsolescence; damage to real estate resulting from floods, earthquakes, terrorist attacks, or other material disasters that may not be covered by insurance; and appeal of properties to tenants. Other REITs that operate as property leasing companies for a particular industry, such as the wireless network or timber industries, are more dependent on the strength of their underlying industry than the strength of the real estate market. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the “Code”), and failing to maintain exemption from the 1940 Act. To the extent that the management fees paid to a REIT are for the same or similar services as the management fees paid by a Fund, there will be a layering of fees, which would increase a Fund’s underlying expenses.

Tax Risks. As with any investment, you should consider how your investment in Shares of a Fund will be taxed. The tax information in the Prospectus and this Statement is provided as general information. You should consult your own tax professional about the tax consequences of an investment in Shares of a Fund.

CONTINUOUS OFFERING

The method by which Creation Units of Shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Units of Shares are issued and sold by the Trust on an ongoing basis, at any point a “distribution,” as such term is used in the Securities Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the Securities Act. For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the distributor, breaks them down into constituent Shares, and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in Shares, whether or not participating in the distribution of Shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. Firms that incur a prospectus-delivery obligation with respect to Shares of a Fund are reminded that under Securities Act Rule 153, a prospectus-delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on an Exchange is satisfied by the fact that a Fund’s prospectus is available at the Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

MANAGEMENT AND OTHER SERVICE PROVIDERS

The business of the Trust is managed under the direction of the Board in accordance with the Agreement and Declaration of Trust and the Trust’s By-laws (the “Governing Documents”), which have been filed with the SEC and are available upon request. The Board consists of 3 individuals, 2 of whom are not “interested persons” (as defined under the 1940 Act) of the Trust or any investment adviser to any series of the Trust (“Independent Trustees”).

15

Pursuant to the Governing Documents, the Trustees shall elect officers including a President, a Secretary, a Treasurer, a Principal Executive Officer and a Principal Accounting Officer. The Board retains the power to conduct, operate and carry on the business of the Trust and has the power to incur and pay any expenses, which, in the opinion of the Board, are necessary or incidental to carry out any of the Trust’s purposes. The Trustees, officers, employees and agents of the Trust, when acting in such capacities, shall not be subject to any personal liability except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties.

Board Leadership Structure

The Trust is led by David J. Kaufman, who has served as the Chairman of the Board since June 22, 2021. Under certain 1940 Act governance guidelines that apply to the Trust, the Independent Trustees will meet in executive session, at least quarterly. Under the Governing Documents, the Chairman of the Board is responsible for (a) presiding at board meetings, (b) calling special meetings on an as-needed basis, (c) execution and administration of Trust policies including (i) setting the agendas for board meetings and (ii) providing information to board members in advance of each board meeting and between board meetings. The Trust believes that its Chairman, the independent chair of the Audit Committee, and, as an entity, the full Board, provide effective leadership that is in the best interests of the Trust, its funds and each shareholder.

Board Risk Oversight

The Board has a standing independent Audit Committee and Nominating and Governance Committee, each with a separate chair. The Board is responsible for overseeing risk management, and the full Board regularly engages in discussions of risk management and receives compliance reports that inform its oversight of risk management from its Chief Compliance Officer at quarterly meetings and on an ad hoc basis, when and if necessary. The Audit Committee considers financial and reporting risk within its area of responsibilities. Generally, the Board believes that its oversight of material risks is adequately maintained through the compliance-reporting chain where the Chief Compliance Officer is the primary recipient and communicator of such risk-related information. The primary purposes of the Nominating and Governance Committee are to consider and evaluate the structure, composition and operation of the Board, to evaluate and recommend individuals to serve on the Board, and to consider and make recommendations relating to the compensation of the Trust’s independent trustees. The Nominating and Governance Committee may consider recommendations for candidates to serve on the Board from any source it deems appropriate.

Trustee Qualifications

Generally, the Trust believes that each Trustee is competent to serve because of their individual overall merits. The Board also has considered the following experience, qualifications, attributes, and/or skills, among others, of its members, as applicable, in reaching its conclusion: (i) such person’s business and professional experience and accomplishments, including prior experience in the financial services and investment management fields or on other boards; (ii) such person’s ability to work effectively with the other members of the Board; (iii) how the individual’s skills, experiences, and attributes would contribute to an appropriate mix of relevant skills and experience on the Board; (iv) such person’s character and integrity; (v) such person’s willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Trustee; and (vi) as to each Trustee his status as an Independent Trustee.

In addition, the following specific experience, qualifications, attributes and/or skills were considered in respect of the listed Trustee.

Mitch Zacks is the President and Chief Executive Officer of the Advisor. He is also a Portfolio Manager at the Advisor overseeing the modeling and quantitative process. Mr. Zacks joined the Advisor in 1996 and has been a portfolio manager with the firm since 1999. Mr. Zacks wrote a weekly finance column for the Chicago Sun-Times and has written two books on quantitative investment strategies, which were published in 2003 and 2011. Prior to joining Zacks Investment Management in 1997, Mitch was an investment banking analyst at Lazard Freres in New York. Mitch graduated cum laude from Yale University with distinction in his major of Economics. He received his M.B.A with high honors in his concentration of Analytic Finance and Statistics from the University of Chicago.

16

David J. Kaufman is a partner and Co-Chair of Thompson Coburn LLP’s Corporate and Securities Practice Group, a national law firm with over 400 lawyers. He has been practicing law for over 30 years. As part of his practice, he frequently provides ongoing SEC compliance and reporting advice as well as providing public company boards of directors, board committees and officers with guidance regarding their fiduciary duties and other obligations. He received his undergraduate degree in honors, with distinction, Master’s in Public Policy and Juris Doctorate from the University of Michigan, Ann Arbor.

Stuart Kaufman has over 22 years of operating, credit and financial advisory experience including the management of distressed corporate turnarounds, balance sheet and operational restructurings, corporate credit assessment and management. Prior to a career in interim management and business advisory, he worked in the telecommunications and natural resources industries and in financial services including structured financing and credit at prominent global financial institutions.

Each Trustee’s ability to perform his duties effectively also has been enhanced by his educational background and professional training. The Trust does not believe any one factor is determinative in assessing a Trustee’s qualifications, but that the collective experience of each Trustee makes them each highly qualified.

The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246.

Name and Year of Birth	Position held with Funds or Trust	Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees
David J. Kaufman 1963	Independent Trustee, Chairman	Since 6/2021	Partner, Thompson Coburn, LLP (law firm) (since 2013).	7	None
Stuart Kaufman 1968	Independent Trustee	Since 6/2021	Managing Director, Areté Capital Partners (2023-Present); Managing Director, Portage Point, LLC (consulting company) (2018-2022).	7	None
Interested Trustee
Mitch Zacks 1973	Trustee, President, and Principal Executive Officer	Since 6/2021	President and Chief Executive Officer (since 2019) and Portfolio Manager, Zacks Investment Management, Inc. (since 1999).	7	None
Other Officers
Donald Ralph 1950	Treasurer, Principal Accounting Officer, and Principal Financial Officer	Since 6/2021	CFO, Zacks Investment Management (since December 2010).	n/a	n/a

17

Name and Year of Birth	Position held with Funds or Trust	Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Brittany Weise 1990	Secretary	Since 2/2026	Associate Vice President and Legal Counsel, Ultimus Fund Solutions, LLC (since December 2025); Principal Legal Counsel at ALPS Fund Services, Inc (2024-2025); Associate Counsel at Ultimus (2022-2024). Attorney at Morgan & Morgan P.A. (formerly Mitcheson & Lee LLP) (2019-2022).	n/a	n/a
Chad Bitterman 1972	Chief Compliance Officer	Since 6/2021	Compliance Officer, Northern Lights Compliance Services, LLC (since 2010).	n/a	n/a

Board Committees

Audit Committee

The Board has an Audit Committee that consists of all the Trustees who are not “interested persons” of the Trust within the meaning of the 1940 Act. The Audit Committee’s responsibilities include: (i) recommending to the Board the selection, retention or termination of the Trust’s independent auditors; (ii) reviewing with the independent auditors the scope, performance and anticipated cost of their audit; (iii) discussing with the independent auditors certain matters relating to the Trust’s financial statements, including any adjustment to such financial statements recommended by such independent auditors, or any other results of any audit; (iv) reviewing on a periodic basis a formal written statement from the independent auditors with respect to their independence, discussing with the independent auditors any relationships or services disclosed in the statement that may impact the objectivity and independence of the Trust’s independent auditors and recommending that the Board take appropriate action in response thereto to satisfy itself of the auditor’s independence; and (v) considering the comments of the independent auditors and management’s responses thereto with respect to the quality and adequacy of the Trust’s accounting and financial reporting policies and practices and internal controls. The Audit Committee operates pursuant to an Audit Committee Charter. The Audit Committee is responsible for seeking and reviewing nominee candidates for consideration as Independent Trustees as is from time to time considered necessary or appropriate. The Audit Committee generally will not consider shareholder nominees. The Audit Committee is also responsible for reviewing and setting Independent Trustee compensation from time to time when considered necessary or appropriate. For the fiscal year ended November 30, 2025, the Audit Committee met three times.

Nominating and Governance Committee

The Board has a Nominating and Governance Committee that consists of all the Trustees who are not “interested persons” of the Trust within the meaning of the 1940 Act. The Committee’s responsibilities (which may also be conducted by the Board) include: (i) recommend persons to be nominated or re-nominated as Trustees; (ii) review the Trust’s officers, and conduct Chief Compliance Officer searches, as needed, and provide consultation regarding other CCO matters, as requested; (iii) review trustee qualifications, performance, and compensation; (iv) review periodically with the Board the size and composition of the Board as a whole; (v) annually evaluate the operations of the Board and its Committees and assist the Board in conducting its annual self-evaluation; (vi) make recommendations on the requirements for, and means of, Board orientation and training; (vii) periodically review the Board’s corporate Governance policies and practices and recommend, as it deems appropriate, any changes to the Board; and (ix)

18

consider any corporate governance issues that arise from time to time, and to develop appropriate recommendations for the Board. For the fiscal year ended November 30, 2025, the Nominating and Governance Committee met once.

Compensation

Each Independent Trustee will receive an annual fee of $30,000 to be paid by the Trust for his service as a Trustee of the Board and for serving in his respective capacity as Chair of the Audit Committee and Nomination and Governance Committee, a per meeting fee of $5,000 for each regularly scheduled Board meeting, and reimbursement for any reasonable expenses incurred for attending regularly scheduled Board and Committee meetings.

None of the interested Trustees or executive officers receive compensation from the Trust.

The table below details the amount of compensation the Trustees received from the Trust during the fiscal year ended November 30, 2025. Each Independent Trustee is expected to attend all quarterly meetings during the period. The Trust does not have a bonus, profit sharing, pension or retirement plan.

Name of Trustees	Aggregate Compensation from each Fund[1]	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Funds and Fund Complex Paid to Trustees
Independent Trustees
David J. Kaufman	$2,970	None	None	$19,250
Stuart Kaufman	$2,970	None	None	$19,250

[1]	The Quality International ETF commenced operations on August 18, 2025 and paid $1,430 to each Independent Trustee.

Beneficial Equity Ownership Information. The table below shows for each Trustee, the amount of Fund equity securities beneficially owned by each Trustee, and the aggregate value of all investments in equity securities of the Fund complex, as of December 31, 2025, and stated as one of the following ranges: A = None; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; and E = over $100,000.

Name of Trustee	Dollar Range of Equity Securities in the Earnings Consistent Portfolio ETF	Dollar Range of Equity Securities in the Focus Growth ETF	Dollar Range of Equity Securities in the Small/Mid Cap ETF	Dollar Range of Equity Securities in Zacks Quality International ETF	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
David J. Kaufman	A	A	A	A	A
Stuart Kaufman	A	A	A	A	A
Mitch Zacks	D	D	D	D	E

19

Ownership of Securities of Advisor, Distributor, or Related Entities. As of December 31, 2025, none of the Independent Trustees or their immediate family members owned beneficially or of record any securities of the Advisor, the Funds’ distributor, or any person controlling, controlled by, or under common control with the Advisor or the Funds’ distributor.

Control Persons and Principal Holders of Securities. The Trustees and officers of the Trust collectively owned less than 1% of the Fund’s outstanding Shares as of March 1, 2026.

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of a fund. A control person is one who owns, either directly or indirectly more than 25% of the voting securities of a company or acknowledges the existence of control. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledged the existence of control.

Although the Trust generally does not have information concerning the beneficial ownership of shares nominally held by the Depository Trust Company (“DTC”), the name and percentage ownership of each DTC participant that owned 5% or more of the outstanding Shares of each Fund, as of March 3, 2026 is set forth below:

Earnings Consistent Portfolio ETF
Name & Address	Shares	Percentage of Fund
Charles Schwab & Co. Inc. 211 Main Street San Francisco, CA 94105	5,668,801	65.89%
National Financial Services, LLC 499 Washington Blvd Jersey City, NJ 07310	2,115,550	25.00%

20

Focus Growth ETF
Name & Address	Shares	Percentage of Fund
Charles Schwab & Co. Inc. 211 Main Street San Francisco, CA 94105	1,573,889	75.85%
National Financial Services, LLC 499 Washington Blvd Jersey City, NJ 07310	291,846	14.06%

Small/Mid Cap ETF
Name & Address	Shares	Percentage of Fund
Charles Schwab & Co. Inc. 211 Main Street San Francisco, CA 94105	3,442,051	66.10%
LPL, LLC 4707 Executive Dr. San Diego, CA 92121	355,538	6.84%

Quality International ETF
Name & Address	Shares	Percentage of Fund
Charles Schwab & Co. Inc. 211 Main Street San Francisco, CA 94105	1,620,910	68.54%
National Financial Services, LLC 499 Washington Blvd Jersey City, NJ 07310	369,988	15.41%
JPM/JPMC 345 Park Avenue, New York, NY, 10154	155,016	6.46%

Potential Conflicts of Interest. As a general matter, certain conflicts of interest may arise in connection with a portfolio manager’s management of a Fund’s investments, on the one hand, and the investments of other accounts for which a portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of a Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute a Fund’s portfolio trades and/or specific uses of commissions from the Fund’s portfolio trades (for example, research, or “soft dollars”, if any). The Advisor has adopted policies and procedures and has structured the portfolio manager’s compensation in a manner reasonably designed to safeguard the Funds from being negatively affected as a result of any such potential conflicts.

Investment Advisor. Zacks Investment Management, Inc., 10 South Riverside Plaza, Suite 1600, Chicago, Illinois 60606-3830, serves as the Funds’ investment adviser. The Advisor is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended.

21

Subject to the supervision of the Board, the Advisor is responsible for the overall management of each Fund’s investment-related business affairs. Pursuant to an investment advisory agreement (the “Advisory Agreement”) with the Trust, on behalf of the Funds, the Advisor, subject to the supervision of the Board, and in conformity with the stated policies of each Fund, manages the portfolio investment operations of the Funds. The Advisor has overall supervisory responsibilities for the general management and investment of each Fund’s securities portfolio, as detailed below, which are subject to review and approval by the Board. In general, the Advisor’s duties include setting the Fund’s overall investment strategies and asset allocation. The Advisor had approximately $14.62 billion in assets under management as of December 31, 2025.

Pursuant to the Advisory Agreement, the Advisor, under the supervision of the Board, agrees to invest the assets of each Fund in accordance with applicable law and the investment objective, policies and restrictions set forth in the Funds’ current Prospectus and SAI, and subject to such further limitations as the Trust may from time to time impose by written notice to the Advisor. The Advisor shall act as the investment adviser to the Funds and, as such shall, (i) obtain and evaluate such information relating to the economy, industries, business, securities markets and securities as it may deem necessary or useful in discharging its responsibilities here under, (ii) formulate a continuing program for the investment of the assets of each Fund in a manner consistent with its investment objective, policies and restrictions, and (iii) determine from time to time securities to be purchased, sold, retained or lent by a Fund, and implement those decisions, including the selection of entities with or through which such purchases, sales or loans are to be effected; provided, that the Advisor or its designee, directly, will place orders pursuant to its investment determinations either directly with the issuer or with a broker or dealer, and if with a broker or dealer, (a) will attempt to obtain the best price and execution of its orders, and (b) may nevertheless in its discretion purchase and sell portfolio securities from and to brokers who provide the Advisor with research, analysis, advice and similar services and pay such brokers in return a higher commission or spread than may be charged by other brokers. The Advisor also provides the Funds with all necessary office facilities and personnel for servicing each Fund’s investments, compensates all officers, Trustees and employees of the Trust who are officers, directors or employees of the Advisor, and all personnel of the Fund or the Advisor performing services relating to research, statistical and investment activities.

In addition, the Advisor, subject to the supervision of the Board, provides the management and supplemental administrative services necessary for the operation of the Funds. These services include providing assisting in the supervising of relations with custodians, transfer and pricing agents, accountants, underwriters and other persons dealing with a Fund; assisting in the preparing of all general shareholder communications and conducting shareholder relations; assisting in maintaining a Fund’s records and the registration of a Fund’s Shares under federal securities laws and making necessary filings under state securities laws; assisting in developing management and shareholder services for a Fund; and furnishing reports, evaluations and analyses on a variety of subjects to the Trustees.

Each Fund pays an annual management fee (computed daily and payable monthly) of 0.44% of such Fund’s average daily net assets to the Advisor pursuant to the Advisory Agreement.

The Advisor has contractually agreed to reduce its fees and/or absorb expenses of each Fund, until at least April 1, 2027 with respect to the Focus Growth ETF and Small/Mid Cap ETF, May 31, 2027 with respect to the Earnings Consistent Portfolio ETF and September 1, 2027, with respect to Quality International ETF, to ensure that total annual fund operating expenses after fee waiver and/or reimbursement (exclusive of any front-end or contingent deferred loads, taxes, brokerage fees and commissions, borrowing costs (such as interest and dividend expense on securities sold short), acquired fund fees and expenses, fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses), or extraordinary expenses such as litigation) will not exceed 0.55% of a Fund’s average daily net assets; subject to possible recoupment from a Fund in future years within the three years after the fees have been waived or reimbursed if such recoupment can be achieved within the lesser of the foregoing expense limits or the expense limits in place at the time of the recoupment. Fee waiver and reimbursement arrangements can decrease a Fund’s expenses and boost its performance. A discussion regarding the basis for the Board’s approval of the continuance of the Advisory Agreement with respect to the Earnings Consistent Portfolio ETF and Focus Growth ETF is available in the Funds’ report filed on Form N-CSRS for the period ended May 31, 2025, is available on the Funds’ website and on the SEC’s website at www.sec.gov. A discussion regarding the basis for the Board’s approval of the Advisory Agreements with respect to the Small/Mid Cap ETF and Quality International ETF is available in the Funds’ report filed on Form N-CSR for the period ended November 30, 2025, which is available on the Fund’s website and on the SEC’s website at www.sec.gov.

22

Expenses not expressly assumed by the Advisor under the Advisory Agreement are paid by the applicable Fund. Under the terms of the Advisory Agreement, each Fund is responsible for the payment of the following expenses among others: (a) the fees payable to the Advisor, (b) the fees and expenses of Trustees who are not affiliated persons of the Advisor or Northern Lights Distributors, LLC (the “Distributor”) (c) the fees and certain expenses of the Custodian and Transfer Agent, including the cost of maintaining certain required records of the Fund and of pricing the Fund’s Shares, (d) the charges and expenses of legal counsel and independent accountants for the Fund, (e) brokerage commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities transactions, (f) all taxes and corporate fees payable by the Fund to governmental agencies, (g) the fees of any trade association of which the Fund may be a member, (h) the cost of fidelity and liability insurance, (i) the fees and expenses involved in registering and maintaining registration of the Fund and of Shares with the SEC, qualifying its Shares under state securities laws, including the preparation and printing of the Fund’s registration statements and prospectuses for such purposes, (j) all expenses of shareholders and Trustees’ meetings (including travel expenses of trustees and officers of the Trust who are not directors, officers or employees of the Advisor) and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders and (k) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business.

The Advisory Agreement will continue in effect for two (2) years initially and thereafter shall continue from year to year provided such continuance is approved at least annually by (a) a vote of the majority of the Independent Trustees, cast in person at a meeting specifically called for the purpose of voting on such approval and by (b) the majority vote of either all of the Trustees or the vote of a majority of the outstanding Shares of a Fund. The Advisory Agreement may be terminated without penalty on 60 days written notice by a vote of a majority of the Trustees or by the Advisor, or by holders of a majority of a Fund’s outstanding Shares (with respect to the Fund). The Advisory Agreement shall terminate automatically in the event of its assignment.

The tables below provide information about the advisory fees earned by the Advisor from each Fund during the periods indicated:

Earnings Consistent Portfolio ETF
Fiscal Year	Management Fee	Fees Earned by the Advisor	Advisory Fees (Waived) Recaptured	Net Fees Earned by the Advisor	Expense Reimbursed	Amount Subject to Recoupment
November 30, 2025	0.44%	$1,029,113	$0	$1,029,113	$0	$518,568
November 30, 2024*	0.44%	$526,186	$(135,556)	$390,630	$0	$135,556
January 31, 2024	0.44%	$242,986	$(186,188)	$56,798	$0	$186,188

*	Effective February 1, 2024, the Earnings Consistent Portfolio ETF changed its fiscal year end to November 30.

Focus Growth ETF
Fiscal Year	Management Fee	Fees Earned by the Advisor	Advisory Fees (Waived) Recaptured	Net Fees Earned by the Advisor	Expense Reimbursed	Amount Subject to Recoupment
November 30, 2025	0.44%	$108,083	$(144,752)	$(36,669)	$36,669	$108,083
November 30, 2024*	NA	NA	NA	NA	NA	NA

*	The Focus Growth ETF commenced operations on December 4, 2024.

23

Small/Mid Cap ETF
Fiscal Year	Management Fee	Fees Earned by the Advisor	Advisory Fees (Waived) Recaptured	Net Fees Earned by the Advisor	Expense Reimbursed	Amount Subject to Recoupment
November 30, 2025	0.44%	$553,797	$58,130	$495,667	$0	$278,690
November 30, 2024	0.44%	$219,474	$(159,846)	$59,628	$0	$159,846
November 30, 2023*	0.44%	$2,287	$(2,287)	$0	$58,427	$60,714

*	Fiscal period from October 2, 2023 through November 30, 2023.

Quality International ETF
Fiscal Year	Management Fee	Fees Earned by the Advisor	Advisory Fees (Waived) Recaptured	Net Fees Earned by the Advisor	Expense Reimbursed	Amount Subject to Recoupment
November 30, 2025	0.44%	$26,735	$(70,277)	$(43,542)	$43,542	$26,735
November 30, 2024	NA	NA	NA	NA	NA	NA

*	The Quality International ETF commenced operations on August 18, 2025.

As of November 30, 2025, the Advisor had $518,568 and $278,690 for the Earnings Consistent Portfolio ETF and Small/Mid Cap ETF, respectively, of waived fees within three years of reimbursement that may be recovered by the following dates:

Earnings Consistent Portfolio ETF
January 31, 2026	January 31, 2027	November 30, 2027	November 30, 2028	Total
$196,824	$186,188	$135,556	$0	$518,568

Small/Mid Cap ETF
November 30, 2026	November 30, 2027	November 30, 2028	Total
$60,714	$159,846	$58,130	$278,690

Other Accounts Managed by the Portfolio Manager; Compensation of the Portfolio Manager.

Mitch Zacks has managed each Fund since its respective inception. Information regarding the other accounts managed by the portfolio manager as of November 30, 2025, is set forth below:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
All Accounts
Mitch Zacks	3	$194,722,239	2	$20,740,916	12,098	$14,413,378,035
Accounts with Performance-Based Advisory Fee
Mitch Zacks	0	$0	2	$20,740,916	0	$0

Compensation. The portfolio manager’s compensation is determined by the Advisor and varies with the general success of the Advisor. The compensation of Mr. Zacks is based on the Advisor’s assets under management. The

24

portfolio manager’s compensation is not directly linked to a Fund’s performance, although positive performance and growth in managed assets are factors that may contribute to the Advisor’s distributable profits and assets under management.

Ownership of Fund Shares. The following table shows the amount of the Fund’s equity securities beneficially owned by each portfolio manager as of November 30, 2025 and stated as one of the following ranges: A = None; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; E = $100,001-$500,000; F = $500,001-$1,000,000; and G = over $1,000,000.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Earnings Consistent Portfolio ETF	Dollar Range of Equity Securities in the Focus Growth ETF	Dollar Range of Equity Securities in the Small/Mid Cap ETF	Dollar Range of Equity Securities in Zacks Quality International ETF
Mitch Zacks	D	D	D	D

Administrator. Ultimus Fund Solutions, LLC, (the “Administrator”), which has its principal office at 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246, and is primarily in the business of providing administrative, fund accounting and transfer agent services to retail and institutional mutual funds.

Pursuant to an ETF Master Services Agreement (the “ETF MSA”) with the Funds, the Administrator provides administrative services to the Funds, subject to the supervision of the Board. The Administrator may provide persons to serve as officers of the Trust. Such officers may be directors, officers or employees of the Administrator or its affiliates.

The ETF MSA is dated April 26, 2021. The ETF MSA will remain in effect for three years from the effective date of the ETF MSA, and shall automatically renew for successive one-year periods thereafter. ETF MSA is terminable by the Board or the Administrator on ninety days’ written notice and may be assigned provided the non-assigning party provides prior written consent. The ETF MSA provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Administrator or reckless disregard of its obligations thereunder, the Administrator shall not be liable for any action or failure to act in accordance with its duties thereunder.

Under the ETF MSA, the Administrator provides facilitating administrative services, including: (i) providing services of persons competent to perform such administrative and clerical functions as are necessary to provide effective administration of the Funds; (ii) facilitating the performance of administrative and professional services to the Funds by others, including the Funds’ custodian; (iii) preparing, but not paying for, the periodic updating of the Funds’ Registration Statement, Prospectus and SAI in conjunction with Fund counsel, including the printing of such documents for the purpose of filings with the SEC and state securities administrators, and preparing reports to the Funds’ shareholders and the SEC; (iv) preparing in conjunction with Fund counsel, but not paying for, all filings under the securities or “Blue Sky” laws of such states or countries as are designated by the Distributor, which may be required to register or qualify, or continue the registration or qualification, of each Fund and/or its respective Shares under such laws; (v) preparing notices and agendas for meetings of the Board and minutes of such meetings in all matters required by the 1940 Act to be acted upon by the Board; and (vi) monitoring daily and periodic compliance with respect to all requirements and restrictions of the 1940 Act, the Code and the Prospectus.

The Administrator also provides each Fund with accounting services, including: (i) daily computation of NAV; (ii) maintenance of security ledgers and books and records as required by the 1940 Act; (iii) production of the Fund’s listing of portfolio securities and general ledger reports; (iv) reconciliation of accounting records; (v) calculation of yield and total return for the Fund; (vi) maintenance of certain books and records described in Rule 31a-1 under the 1940 Act, and reconciliation of account information and balances among the Fund’s custodian and Advisor; and (vii) monitoring and evaluation of daily income and expense accruals, and sales and redemptions of Shares of the Fund.

For administrative services rendered to the Funds under the ETF MSA, the Fund pays the Administrator the greater of an annual minimum fee or an asset based fee, which scales downward based upon net assets. For the fund accounting services rendered to each Fund under the ETF MSA, the Fund pays the Administrator the greater of an annual minimum fee or an asset based fee, which scales downward based upon net assets. Each Fund also pays the Administrator for any out-of-pocket expenses. Each Fund paid the following fees for administrative services for the periods indicated:

25

Earnings Consistent Portfolio ETF
Fiscal Year Ended November 30, 2025	$99,408
Fiscal Year Ended November 30, 2024*	$85,390
Fiscal Year Ended January 31, 2024	$64,040

*	Effective February 1, 2024, the Earnings Consistent Portfolio ETF changed its fiscal year end to November 30.

Focus Growth ETF
Fiscal Year Ended November 30, 2025	$53,870
Fiscal Year Ended November 30, 2024*	N/A

*	The Focus Growth ETF commenced operations on December 4, 2024.

Small/Mid Cap ETF
Fiscal Year Ended November 30, 2025	$73,294
Fiscal Year Ended November 30, 2024	$38,645

Quality International ETF
Fiscal Year Ended November 30, 2025*	$19,375

*	The Quality International ETF commenced operations on August 18, 2025.

Distributor. Under the ETF Distribution Agreement between the Trust, on behalf of the Funds, and the Distributor (the “Distribution Agreement”), the Distributor serves as the principal distributor and underwriter for the Funds effective October 3, 2023. Prior to October 3, 2023, Foreside Financial Services, LLC served as the principal distributor and underwriter for the Earnings Consistent Portfolio ETF. The Distributor is located at 4221 North 203rd Street, Suite 100, Elkhorn, NE 68022-3474. Shares are continuously offered for sale by a Fund through the Distributor or its agent only in Creation Units, as described in the applicable Prospectus and below in the Creation and Redemption of Creation Units section of this SAI. Fund Shares in amounts less than Creation Units are generally not distributed by the Distributor or its agent. The Distributor or its agent will arrange for the delivery of the applicable Prospectus and, upon request, this SAI to persons purchasing Creation Units and will maintain records of both orders placed with it or its agents and confirmations of acceptance furnished by it or its agents. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the “1934 Act”), and a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). The Distributor is also licensed as a broker-dealer in all 50 U.S. states, as well as in Puerto Rico, the U.S. Virgin Islands, and the District of Columbia.

The Distribution Agreement for the Funds provides that it may be terminated at any time, without the payment of any penalty, on at least 60 days’ prior written notice to the other party following (i) the vote of a majority of the Independent Trustees, or (ii) the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Funds. The Distribution Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

The Distributor may also enter into agreements with securities dealers (“Soliciting Dealers”) who will solicit purchases of Creation Units of Fund shares. Such Soliciting Dealers may also be Authorized Participants (as described below), DTC participants and/or investor services organizations. The Advisor or its Affiliates may, from time to time and from their own resources, pay, defray, or absorb costs relating to distribution, including payments out of their own resources to the Distributor, or to otherwise promote the sale of shares.

26

Payments by the Advisor and its Affiliates. The Advisor and/or its Affiliates (“Advisor Entities”) pay certain broker-dealers, registered investment advisers, banks and other financial intermediaries (“Intermediaries”) for certain activities related to a Fund, other funds or exchange-traded products in general. Advisor Entities make these payments from their own assets and not from the assets of a Fund. Although a portion of Advisor Entities’ revenue comes directly or indirectly in part from fees paid by a Fund, these payments do not increase the price paid by investors for the purchase of shares of, or the cost of owning, the Fund. Advisor Entities make payments for Intermediaries’ participation in activities that are designed to make registered representatives, other professionals, and individual investors more knowledgeable about exchange-traded products, including a Fund, or for other activities, such as participation in marketing activities and presentations, educational training programs, conferences, the development of technology platforms, and reporting systems (“Education Costs”). Advisor Entities also make payments to Intermediaries for certain printing, publishing, and mailing costs associated with a Fund or materials relating to exchange-traded products in general (“Publishing Costs”). In addition, Advisor Entities make payments to Intermediaries that make Shares of a Fund, and certain other funds, available to their clients, develop new products that feature the Fund, or otherwise promote the Fund and other funds. Advisor Entities may also reimburse expenses or make payments from their own assets to Intermediaries or other persons in consideration of services or other activities that the Advisor Entities believe may benefit the Fund’s business or facilitate investment in a Fund. Payments of the type described above are sometimes referred to as revenue-sharing payments.

Payments to an Intermediary may be significant to the Intermediary, and amounts that Intermediaries pay to your salesperson or other investment professional may also be significant for your salesperson or other investment professional. Because an Intermediary may make decisions about which investment options it will recommend or make available to its clients or what services to provide for various products based on payments it receives or is eligible to receive, such payments may create conflicts of interest between the Intermediary and its clients and these financial incentives may cause the Intermediary to recommend a Fund and other funds over other investments. The same conflicts of interest and financial incentives exist with respect to your salesperson or other investment professional if he or she receives similar payments from his or her Intermediary firm.

Any additions, modifications, or deletions to Intermediaries listed above that have occurred since the date noted above are not included in the list. Further, Advisor Entities make Education Costs and Publishing Costs payments to other Intermediaries that are not listed above. Advisor Entities may determine to make such payments based on any number of metrics. For example, Advisor Entities may make payments at year-end or other intervals in a fixed amount, an amount based upon an Intermediary’s services at defined levels or an amount based on the Intermediary’s net sales of a Fund in a year or other period, any of which arrangements may include an agreed-upon minimum or maximum payment, or any combination of the foregoing. As of the date of this SAI, the Advisor anticipates that the payments paid by Advisor Entities in connection with a Fund and exchange-traded products in general will be immaterial to Advisor Entities in the aggregate for the next year. Please contact your salesperson or other investment professional for more information regarding any such payments his or her Intermediary firm may receive. Any payments made by the Advisor Entities to an Intermediary may create the incentive for an Intermediary to encourage customers to buy Shares of a Fund.

A Fund may participate in certain market maker incentive programs of a national securities exchange in which an affiliate of the Fund would pay a fee to the exchange used for incentivizing one or more market makers in the securities of the Fund to enhance the liquidity and quality of the secondary market of securities of the Fund. The fee would then be credited by the exchange to one or more market makers that meet or exceed liquidity and market quality standards with respect to the securities of a Fund. Each market maker incentive program is subject to approval from the SEC. Any such fee payments made to an exchange will be made by an affiliate of a Fund solely for the benefit of the Fund and will not be paid from any Fund assets. Certain funds managed by the Advisor may also participate in such programs.

Transfer Agent. Brown Brothers Harriman & Co. (“BBH”), located at 50 Post Office Square, Boston, MA 02110, acts as the transfer, dividend disbursing, and shareholder servicing agent for the Funds pursuant to written agreement with the Funds (the “Transfer Agent”). Under the agreement, the Transfer Agent is responsible for administering and performing transfer agent functions, dividend distribution, shareholder administration, and maintaining necessary records in accordance with applicable rules and regulations. Each Fund paid the following fees for transfer agency services for the periods indicated:

27

Earnings Consistent Portfolio ETF
Fiscal Year Ended November 30, 2025	$9,686
Fiscal Year Ended November 30, 2024*	$9,258
Fiscal Year Ended January 31, 2024	$11,421

*	Effective February 1, 2024, the Earnings Consistent Portfolio ETF changed its fiscal year end to November 30.

Focus Growth ETF
Fiscal Year Ended November 30, 2025	$14,942
Fiscal Year Ended November 30, 2024*	N/A

*	The Focus Growth ETF commenced operations on December 4, 2024.

Small/Mid Cap ETF
Fiscal Year Ended November 30, 2025	$10,775
Fiscal Year Ended November 30, 2024	$9,258

Quality International ETF
Fiscal Year Ended November 30, 2025*	$3,420

*	The Quality International ETF commenced operations on August 18, 2025.

Custodian. BBH, located at 50 Post Office Square, Boston, MA 02110 (the “Custodian”), serves as the custodian of each Fund’s assets pursuant to a Custodian and Transfer Agent Agreement by and between the Custodian and the Trust on behalf of the Funds. The Custodian’s responsibilities include safeguarding and controlling each Fund’s cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on each Fund’s investments. Pursuant to the Custodian and Transfer Agent Agreement, the Custodian also maintains original entry documents and books of record and general ledgers; posts cash receipts and disbursements; and records purchases and sales based upon communications from the Advisor. The Funds may employ foreign sub-custodians that are approved by the Board to hold foreign assets.

Counsel. Greenberg Traurig LLP is counsel to the Trust.

Independent Registered Public Accounting Firm. The Trustees have selected the firm of Cohen & Company, Ltd., located at 1350 Euclid Ave., Suite 800, Cleveland OH 44115, to serve as the independent registered public accounting firm for the Funds for the current fiscal year and to audit the annual financial statements of the Funds. Cohen & Co Advisory, LLC, an affiliate of Cohen & Company, Ltd., provides tax services as requested. Shareholders will receive annual audited and semi-annual (unaudited) reports when published and written confirmation of all transactions in their account. A copy of the most recent annual report will accompany the SAI whenever a shareholder or a prospective investor requests it.

ALLOCATION OF BROKERAGE

Specific decisions to purchase or sell securities for a Fund are made by the portfolio manager who is an employee of the Advisor. The Advisor is authorized by the Trustees to allocate the orders placed by it on behalf of a Fund to brokers or dealers who may, but need not, provide research or statistical material or other services to the Fund or the Advisor for the Fund’s use. Such allocation is to be in such amounts and proportions as the Advisor may determine.

In selecting a broker or dealer to execute each particular transaction, the Advisor will take the following into consideration:

28

●	the best net price available;

●	the reliability, integrity and financial condition of the broker or dealer;

●	the size of and difficulty in executing the order; and

●	the value of the expected contribution of the broker or dealer to the investment performance of a Fund on a continuing basis.

Brokers or dealers executing a portfolio transaction on behalf of a Fund may receive a commission in excess of the amount of commission another broker or dealer would have charged for executing the transaction if the Advisor determines in good faith that such commission is reasonable in relation to the value of brokerage and research services provided to a Fund. In allocating portfolio brokerage, the Advisor may select brokers or dealers who also provide brokerage, research and other services to other accounts over which the Advisor exercises investment discretion. Some of the services received as the result of Fund transactions may primarily benefit accounts other than a Fund, while services received as the result of portfolio transactions effected on behalf of those other accounts may primarily benefit the Fund. Each Fund paid the following fees in brokerage commissions for the periods indicated:

Earnings Consistent Portfolio ETF
Fiscal Year Ended November 30, 2025	$5,545
Fiscal Year Ended November 30, 2024*	$4,643
Fiscal Year Ended January 31, 2024	$2,081

*	Effective February 1, 2024, the Earnings Consistent Portfolio ETF changed its fiscal year end to November 30.

Focus Growth ETF
Fiscal Year Ended November 30, 2025	$1,434
Fiscal Year Ended November 30, 2024*	N/A

*	The Focus Growth ETF commenced operations on December 4, 2024.

Small/Mid Cap ETF
Fiscal Year Ended November 30, 2025	$63,312*
Fiscal Year Ended November 30, 2024	$27,436

*	The brokerage commissions for the Small/Mid Cap ETF increased during the fiscal year ended November 30, 2025 as compared to the fiscal year ended November 30, 2024 due to an increase in the Small/Mid Cap ETF’s assets and turnover rate, which resulted in increased trading activity.

Quality International ETF
Fiscal Year Ended November 30, 2025*	$3,142

*	The Quality International ETF commenced operations on August 18, 2025.

Portfolio Turnover. A Fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect a Fund’s performance. The portfolio turnover rate for each Fund over the most recent three fiscal years is set forth below:

Earnings Consistent Portfolio ETF
Fiscal Year Ended November 30, 2025	12%
Fiscal Year Ended November 30, 2024*	19%
Fiscal Year Ended January 31, 2024	18%

*	Effective February 1, 2024, the Earnings Consistent Portfolio ETF changed its fiscal year end to November 30.

29

Focus Growth ETF
Fiscal Year Ended November 30, 2025	50%
Fiscal Year Ended November 30, 2024*	N/A

*	The Focus Growth ETF commenced operations on December 4, 2024.

Small/Mid Cap ETF
Fiscal Year Ended November 30, 2025	105%
Fiscal Year Ended November 30, 2024	103%

Quality International ETF
Fiscal Year Ended November 30, 2025*	8%

*	The Quality International ETF commenced operations on August 18, 2025.

ADDITIONAL INFORMATION CONCERNING THE TRUST

Book Entry Only System. DTC Acts as Securities Depository for Fund Shares. Shares of a Fund are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC.

DTC, a limited-purpose trust company, was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations, and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the Exchanges and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers, and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).

Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants, and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase and sale of Shares.

Conveyance of all notices, statements, and other communications to Beneficial Owners is affected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the Shares of a Fund held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement, or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Fund distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Fund Shares. DTC or its nominee, upon receipt of any such distributions, shall immediately credit DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in Shares of a Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

30

The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising, or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may decide to discontinue providing its service with respect to Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost.

Proxy Voting. The Board has delegated responsibility for decisions regarding proxy voting for securities held by each Fund to the Advisor. The Advisor will vote such proxies in accordance with its proxy policies and procedures, which are included in Appendix A of this SAI. The Board will periodically review each Fund’s proxy voting record.

Information regarding how proxies relating to a Fund’s portfolio securities were voted during the 12-month period ended June 30 will be available at no charge upon request by calling 855-813-3507 or by writing to Zacks Trust, c/o Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246. The Funds’ Form N-PX also is available on the SEC’s website at www.sec.gov.

Portfolio Holdings Policy. The Trust has adopted a policy regarding the disclosure of information about the Trust’s portfolio holdings. Each Fund and its service providers may not receive compensation or any other consideration (which includes any agreement to maintain assets in a Fund or in other investment companies or accounts managed by the Advisor or any affiliated person of the Advisor) in connection with the disclosure of portfolio holdings information of the Trust. The Trust’s policy is implemented and overseen by the chief compliance officer of the Trust, subject to the oversight of the Board. Periodic reports regarding these procedures will be provided to the Board. The Board must approve all material amendments to this policy. Each Fund’s complete portfolio holdings are publicly disseminated each day the Fund is open for business through financial reporting and news services, including publicly accessible Internet web sites. In addition, a basket composition file, which includes the security names and share quantities to deliver in exchange for Fund Shares, together with estimates and actual cash components, is publicly disseminated daily prior to the opening of an Exchange via the National Securities Clearing Corporation (“NSCC”). The basket represents one Creation Unit of a Fund. The Trust, the Advisor, and the Distributor will not disseminate non-public information concerning the Trust.

Codes of Ethics. Pursuant to Rule 17j-1 under the 1940 Act, the Board has adopted a Code of Ethics for the Trust and approved a Code of Ethics adopted by the Advisor (collectively the “Codes”). The Codes are intended to ensure that the interests of shareholders and other clients are placed ahead of any personal interest, that no undue personal benefit is obtained from the person’s employment activities and that actual and potential conflicts of interest are avoided.

The Codes apply to the personal investing activities of Trustees and officers of the Trust and the Advisor (“Access Persons”). Rule 17j-1 and the Codes are designed to prevent unlawful practices in connection with the purchase or sale of securities by Access Persons. Under the Codes, Access Persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. The Codes permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Fund, subject to certain limitations. In addition, certain Access Persons are required to obtain approval before investing in initial public offerings or private placements. The Codes are on file with the SEC and are available to the public.

PURCHASE, REDEMPTION AND PRICING OF SHARES

Calculation of Share Price

As indicated in the Prospectus under the heading “How Shares Are Priced,” the NAV of a Fund’s Shares is determined by dividing the total value of the Fund’s portfolio investments and other assets, less any liabilities, by the total number of Shares outstanding of the Fund.

Generally, a Fund’s domestic securities (including underlying ETFs which hold portfolio securities primarily listed on foreign (non-U.S.) exchanges) are valued each day at the last quoted sales price on each security’s primary exchange. Securities traded or dealt in upon one or more securities exchanges for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary

31

exchange or, in the absence of a sale on the primary exchange, at the mean between the current bid and ask prices on such exchange. Securities primarily traded in the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”) National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price. If market quotations are not readily available, securities will be valued at their fair market value as determined in good faith by the Funds’ valuation designee in accordance with procedures approved by the Board and as further described below. Securities that are not traded or dealt in any securities exchange (whether domestic or foreign) and for which over-the-counter market quotations are readily available generally shall be valued at the last sale price or, in the absence of a sale, at the mean between the current bid and ask price on such over-the-counter market.

Certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. Debt securities not traded on an exchange may be valued at prices supplied by a pricing agent(s) based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity. Short-term investments having a maturity of 60 days or less may be generally valued at amortized cost when it approximated fair value.

Exchange traded options are valued at the last quoted sales price or, in the absence of a sale, at the mean between the current bid and ask prices on the exchange on which such options are traded. Futures and options on futures are valued at the settlement price determined by the exchange. Other securities for which market quotes are not readily available are valued at fair value as determined in good faith by the valuation designee in accordance with policies and procedures adopted by the Board. Swap agreements and other derivatives are generally valued daily based upon quotations from market makers or by a pricing service in accordance with the valuation procedures approved by the Board.

Under certain circumstances, a Fund may use an independent pricing service to calculate the fair market value of foreign equity securities on a daily basis by applying valuation factors to the last sale price or the mean price as noted above. The fair market values supplied by the independent pricing service will generally reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or the value of other instruments that have a strong correlation to the fair-valued securities. The independent pricing service will also take into account the current relevant currency exchange rate. A security that is fair valued may be valued at a price higher or lower than actual market quotations or the value determined by other funds using their own fair valuation procedures. Because foreign securities may trade on days when Shares are not priced, the value of securities held by a Fund can change on days when Shares cannot be redeemed or purchased. In the event that a foreign security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which it trades closed before the Fund’s calculation of NAV), the security will be valued at its fair market value as determined in good faith by the Fund’s valuation designee in accordance with procedures approved by the Board as discussed below. Without fair valuation, it is possible that short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of a Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that it will prevent dilution of the Fund’s NAV by short-term traders. In addition, because the Fund may invest in underlying ETFs which hold portfolio securities primarily listed on foreign (non-U.S.) exchanges, and these exchanges may trade on weekends or other days when the underlying ETFs do not price their shares, the value of these portfolio securities may change on days when you may not be able to buy or sell Shares.

Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of the Shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange (“NYSE”) is closed and an investor is not able to purchase, redeem or exchange Shares.

Shares are valued at the close of regular trading on the NYSE (normally 4:00 p.m., Eastern Time) (the “NYSE Close”) on each day that the NYSE is open. For purposes of calculating the NAV, a Fund normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. Domestic fixed income and foreign securities are normally priced using data reflecting the earlier closing of the principal markets for those securities. Information that

32

becomes known to a Fund or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of the security or the NAV determined earlier that day.

When market quotations are insufficient or not readily available, a Fund may value securities at fair value or estimate their value as determined in good faith by the Board or its designees, pursuant to procedures approved by the Board. Fair valuation may also be used by the Board if extraordinary events occur after the close of the relevant market but prior to the NYSE Close.

Creation Units

Each Fund sells and redeems Shares in Creation Units on a continuous basis through the Distributor, without a sales load, at the NAV next determined after receipt of an order in proper form on any Business Day. A “Business Day” is any day on which the NYSE is open for business. As of the date of this SAI, the NYSE observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

A Creation Unit is an aggregation of 25,000 Shares. The Board may declare a split or a consolidation in the number of Shares outstanding of a Fund or Trust, and make a corresponding change in the number of Shares in a Creation Unit.

Authorized Participants

Only Authorized Participants may purchase or redeem Creation Units. In order to be an Authorized Participant, a firm must be either a broker-dealer or other participant (“Participating Party”) in the Continuous Net Settlement System (“Clearing Process”) of the National Securities Clearing Corporation (“NSCC”) or a participant in DTC with access to the DTC system (“DTC Participant”), and you must execute an agreement (“Participant Agreement”) with the Distributor that governs transactions in a Fund’s Creation Units.

Investors who are not Authorized Participants but want to transact in Creation Units may contact the Distributor for the names of Authorized Participants. An Authorized Participant may require investors to enter into a separate agreement to transact through it for Creation Units and may require orders for purchases of shares placed with it to be in a particular form. Investors transacting through a broker that is not itself an Authorized Participant and therefore must still transact through an Authorized Participant may incur additional charges. There are expected to be a limited number of Authorized Participants at any one time.

Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor. Market disruptions and telephone or other communication failures may impede the transmission of orders.

Transaction Fees

A fixed fee payable to the Custodian is imposed on each creation and redemption transaction regardless of the number of Creation Units involved in the transaction (“Fixed Fee”). Purchases and redemptions of Creation Units for cash or involving cash-in-lieu (as defined below) are required to pay an additional variable charge to compensate a Fund and its ongoing shareholders for brokerage and market impact expenses relating to Creation Unit transactions (“Variable Charge,” and together with the Fixed Fee, the “Transaction Fees”). With the approval of the Board, the Advisor may waive or adjust the Transaction Fees, including the Fixed Fee and/or Variable Charge (shown in the table below), from time to time. In such cases, the Authorized Participant will reimburse a Fund for, among other things, any difference between the market value at which the securities and/or financial instruments were purchased by the Fund and the cash-in-lieu amount, applicable registration fees, brokerage commissions and certain taxes. In addition, purchasers of Creation Units are responsible for the costs of transferring the Deposit Securities to the account of the Fund.

Investors who use the services of a broker, or other such intermediary may be charged a fee for such services. The Transaction Fees for the Funds are listed in the table below.

33

Fee for In-Kind and Cash Purchases	Maximum Additional Variable Charge for Cash Purchases*
$400	0.40%

*	As a percentage of the amount invested.

The Clearing Process

Transactions by an Authorized Participant that is a Participating Party using the NSCC system are referred to as transactions “through the Clearing Process.” Transactions by an Authorized Participant that is a DTC Participant using the DTC system are referred to as transactions “outside the Clearing Process.” The Clearing Process is an enhanced clearing process that is available only for certain securities and only to DTC participants that are also participants in the Continuous Net Settlement System of the NSCC. In-kind (portions of) purchase orders not subject to the Clearing Process will go through a manual clearing process run by DTC. Portfolio Deposits that include government securities must be delivered through the Federal Reserve Bank wire transfer system (“Federal Reserve System”). Fund Deposits that include cash may be delivered through the Clearing Process or the Federal Reserve System. In-kind deposits of securities for orders outside the Clearing Process must be delivered through the Federal Reserve System (for government securities) or through DTC (for corporate securities).

Foreign Securities

Although each Fund is not expected to invest in foreign securities, if it did, the portfolio securities of the Fund may trade on days that an Exchange is closed or are otherwise not Business Days for the Fund, so shareholders may not be able to redeem their Shares of the Fund, or to purchase or sell Shares of the Fund on an Exchange, on days when the NAV of the Fund could be significantly affected by events in the relevant foreign markets.

Purchasing Creation Units

Portfolio Deposit

The consideration for a Creation Unit generally consists of the Deposit Securities and a Cash Component. Together, the Deposit Securities and the Cash Component constitute the “Portfolio Deposit.” The Cash Component serves the function of compensating for any differences between the NAV per Creation Unit and the Deposit Securities. Thus, the Cash Component is equal to the difference between (x) the NAV per Creation Unit of a Fund and (y) the market value of the Deposit Securities. If (x) is more than (y), the Authorized Participant will pay the Cash Component to a Fund. If (x) is less than (y), the Authorized Participant will receive the Cash Component from a Fund.

On each Business Day, prior to the opening of business on an Exchange (currently 9:30 a.m., Eastern Time), the Advisor through the Custodian makes available through NSCC the name and amount of each Deposit Security in the current Portfolio Deposit (based on information at the end of the previous Business Day) for a Fund and the (estimated) Cash Component, effective through and including the previous Business Day, per Creation Unit. The Deposit Securities announced are applicable to purchases of Creation Units until the next announcement of Deposit Securities.

Payment of any stamp duty or the like shall be the sole responsibility of the Authorized Participant purchasing a Creation Unit. The Authorized Participant must ensure that all Deposit Securities properly denote change in beneficial ownership.

Custom Orders and Cash-in-Lieu

A Fund may, in its sole discretion, permit or require the substitution of an amount of cash (“cash-in-lieu”) to be added to the Cash Component to replace any Deposit Security. A Fund may permit or require cash-in-lieu when, for example, a Deposit Security may not be available in sufficient quantity for delivery or may not be eligible for transfer through the systems of DTC or the Clearing Process. Similarly, a Fund may permit or require cash in lieu of Deposit Securities when, for example, the Authorized Participant or its underlying investor is restricted under U.S. or local securities laws or policies from transacting in one or more Deposit Securities. A Fund will comply with the federal securities

34

laws in accepting Deposit Securities including that the Deposit Securities are sold in transactions that would be exempt from registration under the Securities Act. All orders involving cash-in-lieu are considered to be “Custom Orders.”

Purchase Orders

To order a Creation Unit, an Authorized Participant must submit an irrevocable purchase order to the Distributor.

Timing of Submission of Purchase Orders

An Authorized Participant must submit an irrevocable purchase order no later than the earlier of (i) 4:00 p.m. Eastern Time or (ii) the closing time of the bond markets and/or the trading session on an Exchange, on any Business Day in order to receive that Business Day’s NAV (“Cut-off Time”). The Cut-off Time for Custom Orders is generally two hours earlier. The Business Day the order is deemed received by the Distributor is referred to as the “Transmittal Date.” An order to create Creation Units is deemed received on a Business Day if (i) such order is received by the Distributor by the Cut-off Time on such day and (ii) all other procedures set forth in the Participant Agreement are properly followed. Persons placing or effectuating custom orders and/or orders involving cash should be mindful of time deadlines imposed by intermediaries, such as DTC and/or the Federal Reserve Bank wire system, which may impact the successful processing of such orders to ensure that cash and securities are transferred by the “Settlement Date,” which is generally the Business Day immediately following the Transmittal Date (“T+1”) for cash and the second Business Day following the Transmittal Date for securities (“T+2”).

Orders Using the Clearing Process

If available, (portions of) orders may be settled through the Clearing Process. In connection with such orders, the Distributor transmits, on behalf of the Authorized Participant, such trade instructions as are necessary to effect the creation order. Pursuant to such trade instructions, the Authorized Participant agrees to deliver the requisite Portfolio Deposit to a Fund, together with such additional information as may be required by the Distributor. Cash Components will be delivered using either the Clearing Process or the Federal Reserve System.

Orders Outside the Clearing Process

If the Clearing Process is not available for (portions of) an order, Portfolio Deposits will be made outside the Clearing Process. Orders outside the Clearing Process must state that the DTC Participant is not using the Clearing Process and that the creation of Creation Units will be effected through DTC. The Portfolio Deposit transfer must be ordered by the DTC Participant on the Transmittal Date in a timely fashion so as to ensure the delivery of Deposit Securities (whether standard or custom) through DTC to a Fund account by 11:00 a.m., Eastern Time, on T+1. The Cash Component, along with any cash-in-lieu and Transaction Fee, must be transferred directly to the Custodian through the Federal Reserve System in a timely manner so as to be received by the Custodian no later than 12:00 p.m., Eastern Time, on T+1. If the Custodian does not receive both the Deposit Securities and the cash by the appointed time, the order may be canceled. A canceled order may be resubmitted the following Business Day but must conform to that Business Day’s Portfolio Deposit. Authorized Participants that submit a canceled order will be liable to a Fund for any losses incurred by the Fund in connection therewith.

Orders involving foreign Deposit Securities are expected to be settled outside the Clearing Process. Thus, upon receipt of an irrevocable purchase order, the Distributor will notify the Advisor and the Custodian of such order. The Custodian, who will have caused the appropriate local sub-custodian(s) of a Fund to maintain an account into which an Authorized Participant may deliver Deposit Securities (or cash -in-lieu), with adjustments determined by the Fund, will then provide information of the order to such local sub-custodian(s). The ordering Authorized Participant will then deliver the Deposit Securities (and any cash-in-lieu) to a Fund’s account at the applicable local sub-custodian. The Authorized Participant must also make available on or before the contractual settlement date, by means satisfactory to a Fund, immediately available or same day funds in U.S. dollars estimated by the Fund to be sufficient to pay the Cash Component and Transaction Fee. When a relevant local market is closed due to local market holidays, the local market settlement process will not commence until the end of the local holiday period. Settlement must occur by 2:00 p.m., Eastern Time, on the contractual settlement date.

35

Acceptance of Purchase Order

All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by a Fund. A Fund’s determination shall be final and binding.

A Fund reserves the absolute right to reject or revoke acceptance of a purchase order transmitted to it by the Distributor if (a) the order is not in proper form; (b) the investor(s), upon obtaining the Shares ordered, would own 80% or more of the currently outstanding Shares of the Fund; (c) the Deposit Securities delivered do not conform to the Deposit Securities for the applicable date; (d) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (e) the acceptance of the Portfolio Deposit would, in the opinion of counsel, be unlawful; (f) the acceptance of the Portfolio Deposit would otherwise, in the discretion of the Trust, Fund or the Advisor, have an adverse effect on the Trust, Fund or the rights of beneficial owners; or (g) in the event that circumstances outside the control of the Trust, the Distributor and the Advisor make it for all practical purposes impossible to process purchase orders. Examples of such circumstances include acts of God; public service or utility problems resulting in telephone, telecopy or computer failures; fires, floods or extreme weather conditions; market conditions or activities causing trading halts; systems failures involving computer or other informational systems affecting the Trust, the Distributor, DTC, NSCC, the Advisor, a Fund’s Custodian, a sub-custodian or any other participant in the creation process; and similar extraordinary events. The Distributor shall notify an Authorized Participant of its rejection of the order. A Fund, the Custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Portfolio Deposits, and they shall not incur any liability for the failure to give any such notification.

Issuance of a Creation Unit

Once a Fund has accepted an order, upon next determination of the Fund’s NAV, the Fund will confirm the issuance of a Creation Unit, against receipt of payment, at such NAV. The Distributor will transmit a confirmation of acceptance to the Authorized Participant that placed the order.

Except as provided below, a Creation Unit will not be issued until a Fund obtains good title to the Deposit Securities and the Cash Component, along with any cash-in-lieu and Transaction Fee. The delivery of Creation Units will generally occur no later than T+2.

In certain cases, Authorized Participants will create and redeem Creation Units on the same trade date. In these instances, the Trust reserves the right to settle these transactions on a net basis.

With respect to orders involving foreign Deposit Securities, when the applicable local sub-custodian(s) have confirmed to the Custodian that the Deposit Securities (or cash -in-lieu) have been delivered to a Fund’s account at the applicable local sub-custodian(s), the Distributor and the Advisor shall be notified of such delivery, and the Fund will issue and cause the delivery of the Creation Unit. While, as stated above, Creation Units are generally delivered on T+2, the Fund may settle Creation Unit transactions on a basis other than T+2 in order to accommodate foreign market holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates (that is the last day the holder of a security can sell the security and still receive dividends payable on the security), and in certain other circumstances.

A Fund may issue a Creation Unit prior to receiving good title to the Deposit Securities, under the following circumstances. Pursuant to the applicable Participant Agreement, a Fund may issue a Creation Unit notwithstanding that (certain) Deposit Securities have not been delivered, in reliance on an undertaking by the relevant Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking is secured by such Authorized Participant’s delivery to and maintenance with the Custodian of collateral having a value equal to at least 115% of the value of the missing Deposit Securities (“Collateral”), as adjusted by time to time by the Advisor. Such Collateral will have a value greater than the NAV of the Creation Unit on the date the order is placed. Such collateral must be delivered no later than 2:00 p.m., Eastern Time, on T+1. The only Collateral that is acceptable to a Fund is cash in U.S. Dollars.

36

While (certain) Deposit Securities remain undelivered, the Collateral shall at all times have a value equal to at least 115% (as adjusted by the Advisor) of the daily marked-to-market value of the missing Deposit Securities. At any time, a Fund may use the Collateral to purchase the missing securities, and the Authorized Participant will be liable to the Fund for any costs incurred thereby or losses resulting therefrom, whether or not they exceed the amount of the Collateral, including any Transaction Fee, any amount by which the purchase price of the missing Deposit Securities exceeds the market value of such securities on the Transmittal Date, brokerage and other transaction costs. The Trust will return any unused Collateral once all of the missing securities have been received by a Fund. More information regarding each Fund’s current procedures for collateralization is available from the Distributor.

Cash Purchase Method

When cash purchases of Creation Units are available or specified for a Fund, they will be effected in essentially the same manner as in-kind purchases In the case of a cash purchase, the investor must pay the cash equivalent of the Portfolio Deposit. In addition, cash purchases will be subject to Transaction Fees, as described above.

Notice to Texas Shareholders

Under section 72.1021(a) of the Texas Property Code, initial investors in a Fund who are Texas residents may designate a representative to receive notices of abandoned property in connection with Shares. Texas shareholders who wish to appoint a representative should notify the Trust’s Transfer Agent by writing to the address below to obtain a form for providing written notice to the Trust:

Zacks Trust

c/o Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

Redeeming a Creation Unit

Redemption Basket

The consideration received in connection with the redemption of a Creation Unit generally consists of an in-kind basket of designated securities (“Redemption Securities”) and a Cash Component. Together, the Redemption Securities and the Cash Component constitute the “Redemption Basket.”

There can be no assurance that there will be sufficient liquidity in Shares in the secondary market to permit assembly of a Creation Unit. In addition, investors may incur brokerage and other costs in connection with assembling a Creation Unit.

The Cash Component serves the function of compensating for any differences between the NAV per Creation Unit and the Redemption Securities. Thus, the Cash Component is equal to the difference between (x) the NAV per Creation Unit of a Fund and (y) the market value of the Redemption Securities. If (x) is more than (y), the Authorized Participant will receive the Cash Component from a Fund. If (x) is less than (y), the Authorized Participant will pay the Cash Component to a Fund.

If the Redemption Securities on a Business Day are different from the Deposit Securities, prior to the opening of business on an Exchange (currently 9:30 a.m., Eastern Time), the Advisor through the Custodian makes available through NSCC the name and amount of each Redemption Security in the current Redemption Basket (based on information at the end of the previous Business Day) for a Fund and the (estimated) Cash Component, effective through and including the previous Business Day, per Creation Unit. If the Redemption Securities on a Business Day are different from the Deposit Securities, all redemption requests that day will be processed outside the Clearing Process.

The right of redemption may be suspended or the date of payment postponed: (i) for any period during which the NYSE is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the NYSE is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal

37

of the Shares or determination of the ETF’s NAV is not reasonably practicable; or (iv) in such other circumstances as permitted by the SEC, including as described below.

Custom Redemptions and Cash-in-lieu

A Fund may, in its sole discretion, permit or require the substitution of cash-in-lieu to be added to the Cash Component to replace any Redemption Security. A Fund may permit or require cash-in-lieu when, for example, a Redemption Security may not be available in sufficient quantity for delivery or may not be eligible for transfer through the systems of DTC or the Clearing Process. Similarly, a Fund may permit or require cash-in-lieu of Redemption Securities when, for example, the Authorized Participant or its underlying investor is restricted under U.S. or local securities law or policies from transacting in one or more Redemption Securities. A Fund will comply with the federal securities laws in satisfying redemptions with Redemption Securities, including that the Redemption Securities are sold in transactions that would be exempt from registration under the Securities Act. All redemption requests involving cash-in-lieu are considered to be “Custom Redemptions.”

Redemption Requests

To redeem a Creation Unit, an Authorized Participant must submit an irrevocable redemption request to the Distributor.

An Authorized Participant submitting a redemption request is deemed to represent to a Fund that it or, if applicable, the investor on whose behalf it is acting, (i) owns outright or has full legal authority and legal beneficial right to tender for redemption the Creation Unit to be redeemed and can receive the entire proceeds of the redemption, and (ii) all of the Shares that are in the Creation Unit to be redeemed have not been borrowed, loaned or pledged to another party nor are they the subject of a repurchase agreement, securities lending agreement or such other arrangement that would preclude the delivery of such Shares to the Fund. A Fund reserves the absolute right, in its sole discretion, to verify these representations, but will typically require verification in connection with higher levels of redemption activity and/or short interest in the Fund. If the Authorized Participant, upon receipt of a verification request, does not provide sufficient verification of the requested representations, the redemption request will not be considered to be in proper form and may be rejected by a Fund.

Timing of Submission of Redemption Requests

An Authorized Participant must submit an irrevocable redemption order no later than the Cut-off Time. The Cut-off Time for Custom Orders is generally two hours earlier. The Business Day the order is deemed received by the Distributor is referred to as the “Transmittal Date.” A redemption request is deemed received if (i) such order is received by the Distributor by the Cut-off Time on such day and (ii) all other procedures set forth in the Participant Agreement are properly followed. Persons placing or effectuating Custom Redemptions and/or orders involving cash should be mindful of time deadlines imposed by intermediaries, such as DTC and/or the Federal Reserve System, which may impact the successful processing of such orders to ensure that cash and securities are transferred by the Settlement Date, as defined above.

Requests Using the Clearing Process

If available, (portions of) redemption requests may be settled through the Clearing Process. In connection with such orders, the Distributor transmits on behalf of the Authorized Participant, such trade instructions as are necessary to affect the redemption. Pursuant to such trade instructions, the Authorized Participant agrees to deliver the requisite Creation Unit(s) to a Fund, together with such additional information as may be required by the Distributor. Cash Components will be delivered using either the Clearing Process or the Federal Reserve System, as described above.

Requests Outside the Clearing Process

If the Clearing Process is not available for (portions of) an order, Redemption Baskets will be delivered outside the Clearing Process. Orders outside the Clearing Process must state that the DTC Participant is not using the Clearing Process and that the redemption will be effected through DTC. The Authorized Participant must transfer or cause to be transferred the Creation Unit(s) of Shares being redeemed through the book-entry system of DTC so as to be

38

delivered through DTC to the Custodian by 10:00 a.m., Eastern Time, on received T+1. In addition, the Cash Component must be received by the Custodian by 12:00 p.m., Eastern Time, on T+1. If the Custodian does not receive the Creation Unit(s) and Cash Component by the appointed times on T+1, the redemption will be rejected, except in the circumstances described below. A rejected redemption request may be resubmitted the following Business Day.

Orders involving foreign Redemption Securities are expected to be settled outside the Clearing Process. Thus, upon receipt of an irrevocable redemption request, the Distributor will notify the Advisor and the Custodian. The Custodian will then provide information of the redemption to a Fund’s local sub-custodian(s). The redeeming Authorized Participant, or the investor on whose behalf is acting, will have established appropriate arrangements with a broker-dealer, bank or other custody provider in each jurisdiction in which the Redemption Securities are customarily traded and to which such Redemption Securities (and any cash-in-lieu) can be delivered from a Fund’s accounts at the applicable local sub-custodian(s).

Acceptance of Redemption Requests

All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust. The Trust’s determination shall be final and binding.

Delivery of Redemption Basket

Once a Fund has accepted a redemption request, upon next determination of the Fund’s NAV, the Fund will confirm the issuance of a Redemption Basket, against receipt of the Creation Unit(s) at such NAV, any cash-in-lieu and Transaction Fee. A Creation Unit tendered for redemption and the payment of the Cash Component, any cash-in-lieu and Transaction Fee will be effected through DTC. The Authorized Participant, or the investor on whose behalf it is acting, will be recorded on the book-entry system of DTC.

The Redemption Basket will generally be delivered to the redeeming Authorized Participant within T+2. Except under the circumstances described below, however, a Redemption Basket generally will not be issued until the Creation Unit(s) are delivered to a Fund, along with the Cash Component, any cash-in-lieu and Transaction Fee.

In certain cases, Authorized Participants will create and redeem Creation Units on the same trade date. In these instances, the Trust reserves the right to settle these transactions on a net basis.

With respect to orders involving foreign Redemption Securities, a Fund may settle Creation Unit transactions on a basis other than T+2 in order to accommodate foreign market holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates (that is the last day the holder of a security can sell the security and still receive dividends payable on the security), and in certain other circumstances. When a relevant local market is closed due to local market holidays, the local market settlement process will not commence until the end of the local holiday period.

Cash Redemption Method

When cash redemptions of Creation Units are available or specified for a Fund, they will be effected in essentially the same manner as in-kind redemptions. In the case of a cash redemption, the investor will receive the cash equivalent of the Redemption Basket minus any Transaction Fees, as described above.

TAXES

The following discussion is applicable to the Funds. Each Fund intends to qualify for and has elected or intends to elect to be treated as a separate regulated investment company (a “RIC”) under Subchapter M of the Code. As a RIC, a Fund will not be subject to U.S. Federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders. To qualify for treatment as a RIC, a company must annually distribute at least 90% of its net investment company taxable income (which includes dividends, interest and net short-term capital gains) and meet several other requirements relating to the nature of its income and the diversification of its assets. If a Fund fails to qualify for any taxable year as a RIC, all of its taxable income will be subject to tax at regular corporate

39

income tax rates without any deduction for distributions to shareholders, and such distributions generally will be taxable to shareholders as ordinary dividends to the extent of the relevant Fund’s current and accumulated earnings and profits.

Each Fund is treated as a separate corporation for federal income tax purposes. Each Fund therefore is considered to be a separate entity in determining its treatment under the rules for RICs described herein and in the Prospectus.

Each Fund will be subject to a 4% excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year at least 98.2% of its ordinary income (taking into account certain deferrals and elections) for the calendar year plus 98.2% of its net capital gains for twelve months ended October 31 of such year. Each Fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of this 4% excise tax.

As a result of tax requirements, the Trust on behalf of a Fund has the right to reject an order to purchase Shares if the purchaser (or group of purchasers) would, upon obtaining the Shares so ordered, own 80% or more of the outstanding Shares of such Fund and if, pursuant to Section 351 of the Code, that Fund would have a basis in the Deposit Securities different from the market value of such securities on the date of deposit. The Trust also has the right to require information necessary to determine beneficial Share ownership for purposes of the 80% determination.

A Fund may make investments that are subject to special federal income tax rules, such as investments in repurchase agreements, money market instruments, convertible securities, and structured notes. Those special tax rules can, among other things, affect the timing of income or gain, the treatment of income as capital or ordinary and the treatment of capital gain or loss as long-term or short-term. The application of these special rules would therefore also affect the character of distributions made by a Fund. A Fund may need to borrow money or dispose of some of its investments earlier than anticipated in order to meet its distribution requirements.

Certain of a Fund’s investments may be subject to special U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower-taxed long-term capital gain into higher-taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss, the deductibility of which is more limited, (iv) adversely affect when a purchase or sale of stock or securities is deemed to occur, (v) adversely alter the intended characterization of certain complex financial transactions (vi) cause the Fund to recognize income or gain without a corresponding receipt of cash, and (vii) produce non-qualifying income for purposes of the income test required to be satisfied by a RIC. The application of these rules could cause a Fund to be subject to U.S. federal income tax or the nondeductible 4% excise tax and, under certain circumstances, could affect the Fund’s status as a RIC. A Fund will monitor its investments and may make certain tax elections in order to mitigate the effect of these provisions.

At November 30, 2025, each Fund had a capital loss carryforward for federal income tax purposes available to offset future capital gains as follows:

Fund	Non-Expiring Short-Term	Non-Expiring Long-Term	Total	CLCF Utilized
Earnings Consistent Portfolio ETF	$4,264,075	$2,366,926	$6,631,001	$0
Small/Mid Cap ETF	$3,135,881	$0	$3,135,881	$0
Focus Growth ETF	$698,957	$0	$698,957	$0
Quality International ETF	$50,622	$0	$50,622	$0

A Fund may invest a portion of its net assets in below investment grade instruments. Investments in these types of instruments may present special tax issues for the Fund. U.S. federal income tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest, original issue discount (OID) or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income, and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by a Fund to the extent necessary in order to seek to ensure that it distributes sufficient income that it does not become subject to U.S. federal income or excise tax.

40

Under Section 988 of the Code, special rules are provided for certain transactions in a foreign currency other than the taxpayer’s functional currency (i.e., unless certain special rules apply, currencies other than the U.S. dollar). In general, foreign currency gains or losses from forward contracts, from futures contracts that are not “regulated futures contracts,” and from unlisted options will be treated as ordinary income or loss under Section 988 of the Code. Also, certain foreign exchange gains or losses derived with respect to foreign fixed income securities are also subject to Section 988 treatment. In general, therefore, Section 988 gains or losses will increase or decrease the amount of a Fund’s investment company taxable income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund’s net capital gain.

Income received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of stock or securities of foreign corporations, or if at least 50% of the value of the Fund’s total assets at the close of each quarter of its taxable year is represented by interests in other RICs, the Fund may elect to “pass through” to its shareholders the amount of foreign taxes paid or deemed paid by the Fund. If this election is made, a shareholder generally subject to tax will be required to include in gross income (in addition to taxable dividends actually received) its pro rata share of the foreign taxes paid by a Fund, and may be entitled either to deduct (as an itemized deduction) his or her pro rata share of foreign taxes in computing his taxable income or to use it (subject to limitations) as a foreign tax credit against his or her U.S. federal income tax liability. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified after the close of a Fund’s taxable year whether the foreign taxes paid by the Fund will “pass-through” for that year. Various other limitations, including a minimum holding period requirement, apply to limit the credit and/or deduction for foreign taxes for purposes of regular federal tax and/or alternative minimum tax.

A Fund may gain commodity exposure through investment in ETFs that are treated as RICs or “qualified publicly traded partnerships” or grantor trusts for U.S. federal income tax purposes. An ETF that seeks to qualify as a RIC may gain commodity exposure through investment in commodity-linked notes and in subsidiaries that invest in commodity-linked instruments. Although the IRS has issued numerous favorable private letter rulings to certain RICs that gain commodity exposure in this manner, such rulings can be relied on only by the taxpayers to whom they are issued. Moreover, the IRS currently is reconsidering whether and how a RIC should be permitted to gain commodity exposure. Future IRS guidance (or possibly legislation, other regulatory guidance or court decisions) could limit the ability of an ETF that qualifies as a RIC to gain commodity exposure regardless of whether that ETF previously received a favorable IRS private letter ruling with respect to such investment activity. Investments by a Fund in “qualified publicly traded partnerships” and grantor trusts that engage in commodity trading must be monitored and limited to enable the Fund to satisfy certain asset diversification and qualifying income tests for qualification as a RIC. Failure to satisfy either test would jeopardize the Fund’s status as a RIC. Loss of such status could materially adversely affect the Fund.

A Fund or some of the REITs in which the Fund may invest may be permitted to hold residual interests in real estate mortgage investment conduits (“REMICs”). Under Treasury Regulations not yet issued, but that may apply retroactively, a portion of a Fund’s income from a REIT that is attributable to the REIT’s residual interest in a REMIC (referred to in the Code as an “excess inclusion”) will be subject to federal income tax in all events. These regulations are expected to provide that excess inclusion income of a RIC, such as a Fund, will be allocated to shareholders of the RIC in proportion to the dividends received by shareholders, with the same consequences as if shareholders held the related REMIC residual interest directly.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan, or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and that otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax.

If at any time during any taxable year a “disqualified organization” (as defined in the Code) is a record holder of a share in a RIC, then the RIC will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. It is not expected that a substantial portion of a Fund’s assets will be residual interests in REMICs.

41

Additionally, each Fund does not intend to invest in REITs in which a substantial portion of the assets will consist of residual interests in REMICs.

Distributions from a Fund’s net investment income, including net short-term capital gains, if any, and distributions of income from securities lending, are taxable as ordinary income. Distributions reinvested in additional Shares of a Fund through the means of a dividend reinvestment service will be taxable dividends to Shareholders acquiring such additional Shares to the same extent as if such dividends had been received in cash. Distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long shareholders have held the Shares.

Dividends declared by a Fund in October, November, or December and paid to shareholders of record of such months during the following January may be treated as having been received by such shareholders in the year the distributions were declared.

Long-term capital gains tax of non-corporate taxpayers are generally taxed at a maximum rate of 20%. In addition, some ordinary dividends declared and paid by a Fund to non-corporate shareholders may qualify for taxation at the lower reduced tax rates applicable to long-term capital gains, provided that holding period and other requirements are met by a Fund and the shareholder. A Fund will report to shareholders annually the amounts of dividends received from ordinary income, the amount of distributions received from capital gains and the portion of dividends which may qualify for the dividends received deduction. In addition, a Fund will report the amount of dividends to non-corporate shareholders eligible for taxation at the lower reduced tax rates applicable to long-term capital gains.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates, and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

The sale, exchange, or redemption of Shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of Shares will be treated as long-term capital gain or loss if the Shares have been held for more than one year. Otherwise, the gain or loss on the taxable disposition of Shares will be treated as short-term capital gain or loss. A loss realized on a sale or exchange of Shares of a Fund may be disallowed if other substantially identical Shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a sixty-one (61) day period beginning thirty (30) days before and ending thirty (30) days after the date on which the Shares are disposed. In such a case, the basis of the Shares acquired must be adjusted to reflect the disallowed loss. Any loss upon the sale or exchange of Shares held for six (6) months or less is treated as long-term capital loss to the extent of any capital gain dividends received by the shareholders (including undistributed capital gain included in income). Distribution of ordinary income and capital gains may also be subject to state and local taxes.

Legislation passed by Congress requires reporting to you and the IRS annually on Form 1099-B not only the gross proceeds of Fund Shares you sell or redeem but also their cost basis. Shareholders should contact their intermediaries with respect to reporting of cost basis and available elections with respect to their accounts.

If, for any calendar year, the total distributions made exceed a Fund’s current and accumulated earnings and profits, the excess will, for federal income tax purposes, be treated as a tax-free return of capital to each shareholder up to the amount of the shareholder’s basis in his or her Shares, and thereafter as gain from the sale of Shares. The amount treated as a tax-free return of capital will reduce the shareholder’s adjusted basis in his or her Shares, thereby increasing his or her potential gain or reducing his or her potential loss on the subsequent sale of his or her Shares.

Distributions of ordinary income paid to shareholders who are nonresident aliens or foreign entities (“Foreign Shareholders”) that are not effectively connected to the conduct of a trade or business within the U.S. will generally be subject to a 30% U.S. withholding tax unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. However, Foreign Shareholders will generally not be subject to U.S. withholding or income tax on gains realized on the sale of Shares or on dividends from capital gains unless (i) such gain or capital gain dividend is effectively connected with the conduct of a trade or business within the U.S., or (ii) in the case of a non-corporate shareholder, the shareholder is present in the U.S. for a period or periods aggregating 183 days or more during the year of the sale or capital gain dividend and certain other conditions are met. Gains on the sale of Shares and dividends that are effectively connected with the conduct of a trade or business within the U.S. will generally be subject to U.S. federal net income taxation at regular income tax rates.

42

A Fund is not required to withhold any amounts with respect to distributions to foreign shareholders that are properly designated by the Fund as “interest-related dividends” or “short-term capital gain dividends,” provided that the income would not be subject to federal income tax if earned directly by the foreign shareholder. However, a Fund may withhold tax on these amounts regardless of the fact that it is not required to do so. Nonresident shareholders are urged to consult their own tax advisors concerning the applicability of the U.S. withholding tax.

Under the Foreign Investment in Real Property Tax Act of 1980 (“FIRPTA”), a Foreign Shareholder is subject to withholding tax in respect of a disposition of a U.S. real property interest and any gain from such disposition is subject to U.S. federal income tax as if such person were a U.S. person. Such gain is sometimes referred to as “FIRPTA gain.” If a Fund is a “U.S. real property holding corporation” and is not domestically controlled, any gain realized on the sale or exchange of Fund Shares by a Foreign Shareholder that owns at any time during the five-year period ending on the date of disposition more than 5% of a class of Fund Shares would be FIRPTA gain. A Fund will be a “U.S. real property holding corporation” if, in general, 50% or more of the fair market value of its assets consists of U.S. real property interests, including stock of certain U.S. REITs.

The Code provides a look-through rule for distributions of FIRPTA gain by a RIC if all of the following requirements are met: (i) the RIC is classified as a “qualified investment entity” (which includes a RIC if, in general more than 50% of the RIC’s assets consists of interest in REITs and U.S. real property holding corporations); and (ii) you are a Foreign Shareholder that owns more than 5% of a Fund’s Shares at any time during the one-year period ending on the date of the distribution. If these conditions are met, Fund distributions to you to the extent derived from gain from the disposition of a U.S. real property interest, may also be treated as FIRPTA gain and therefore subject to U.S. federal income tax, and requiring that you file a nonresident U.S. income tax return. Also, such gain may be subject to a 30% branch profits tax in the hands of a Foreign Shareholder that is a corporation. Even if a Foreign Shareholder does not own more than 5% of a Fund’s Shares, Fund distributions that are attributable to gain from the sale or disposition of a U.S. real property interest will be taxable as ordinary dividends subject to withholding at a 30% or lower treaty rate.

Withholding is required (at a 30% rate) with respect to payments of taxable dividends and (effective January 1, 2021) redemption proceeds and certain capital gain dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to a Fund to enable the applicable withholding agent to determine whether withholding is required.

Non-U.S. Shareholders may also be subject to U.S. estate tax with respect to their Shares of a Fund.

Some shareholders may be subject to a withholding tax on distributions of ordinary income, capital gains and any cash received on redemption of Creation Units (“backup withholding”). Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with a Fund or who, to the Fund’s knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding.

The foregoing discussion is a summary only and is not intended as a substitute for careful tax planning. Purchasers of Shares should consult their own tax advisors as to the tax consequences of investing in such Shares, including under federal, state, local, and other tax laws. Finally, the foregoing discussion is based on applicable provisions of the Code, regulations, judicial authority, and administrative interpretations in effect on the date hereof. Changes in applicable authority could materially affect the conclusions discussed above, possibly retroactively.

Each Fund is required for federal income tax purposes to mark to market and recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. Gain or loss from futures and options contracts on broad-based indexes required to be marked to market will be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders. A Fund may be required to defer the recognition of losses on futures contracts, options contracts and swaps to the extent of any unrecognized gains on offsetting positions held by the Fund.

In order for a Fund to continue to qualify for federal income tax treatment as a RIC, at least 90% of its gross income for a taxable year must be derived from qualifying income, i.e., dividends, interest, income derived from loans or

43

securities, gains from the sale of securities or of foreign currencies, or other income derived with respect to the Fund’s business of investing in securities (including net income derived from an interest in certain “qualified publicly traded partnerships”). It is anticipated that any net gain realized from the closing out of futures or options contracts will be considered gain from the sale of securities or derived with respect to a Fund’s business of investing in securities and therefore will be qualifying income for purposes of the 90% gross income requirement.

DIVIDENDS AND DISTRIBUTIONS

General Policies. Dividends from net investment income, if any, are declared and paid on an annual basis for the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve the status of the Fund as a RIC or to avoid imposition of income or excise taxes on undistributed income.

Dividends and other distributions on Fund Shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such Shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the relevant Fund.

Dividend Reinvestment Service. No reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of the Fund for reinvestment of their dividend distributions. Beneficial Owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require Beneficial Owners to adhere to specific procedures and timetables.

FINANCIAL STATEMENTS

The financial statements and report of the independent registered public accounting firm required to be included in this SAI are hereby incorporated by reference to the Annual Financial Statements for the Funds for the fiscal period ended November 30, 2025. You can obtain copies of the Semi-Annual Report without charge by calling the Funds at 855-813-3507.

44

APPENDIX A

Zacks Investment Management, Inc.

Proxy Voting Policy and Procedures

I.	Overview

Zacks Investment Management, Inc. (“ZIM”) votes proxies for all of its discretionary client accounts except for separately managed accounts with FolioFN and “RIA” clients where a sub-advisory agreement is in place. For Folio and sub-advisory accounts, the client will reserve and retain the right to vote by proxy securities held in the Account unless Zacks and the client agree in writing that Zacks will have authority to vote proxies for securities held in the Account. Client agreements, which were in effect when Rule 206(4)-6 was adopted by the SEC, either provided that ZIM would vote proxies for the specific clients or were silent on proxy voting responsibilities. Thus, ZIM’s fiduciary duty to its clients encompasses voting of client proxies for discretionary client accounts.

II.	Regulatory Background

A.	Rule 206(4)-6 and Key SEC Staff Guidance Summary

Rule 206(4)-6, makes it a fraudulent, deceptive, or manipulative act, practice, or course of business within the meaning of Section 206(4) of the Advisers Act, for an investment adviser to exercise voting authority with respect to client securities, unless the adviser:

●	Adopt and implement written policies and procedures that are reasonably designed to ensure that the adviser votes client securities in the best interest of clients, which procedures must include how the adviser addresses material conflicts that may arise between the adviser’s interests and those of the adviser’s clients;

●	Discloses to clients how they may obtain information from the adviser about how the adviser voted with respect to their securities; and

●	Describes to clients the adviser’s proxy voting policies and procedures and, upon request, furnishes a copy of the policies and procedures to the requesting client.

Rule 206(4)-6 is supplemented by:

●	Investment Advisers Act Release No. 5325 (September 10, 2019) (“Release No. 5325”), which contains guidance regarding the proxy voting responsibilities of investment advisers under the Advisers Act. Among other subjects, Release No. 5325 addresses the oversight of proxy advisory firms by investment advisers; and

●	Investment Advisers Act Release No. 5547 (July 22, 2020), which contains supplementary guidance addressing: the risk of voting a proxy before an issuer files additional soliciting materials with the SEC; and associated client disclosures in this regard.

B.	Record-Keeping Requirements under Rule 204-2

Investment advisers that vote proxies on behalf of clients are required to maintain the following books and records:

●	Copies of the adviser’s proxy voting policies and procedures;

●	A copy of each proxy statement that the adviser receives regarding client securities. Alternatively, the adviser could rely upon obtaining a copy of a proxy statement from the SEC’s EDGAR system.

●	A record of each vote cast by the adviser on behalf of a client.

●	A copy of any document created by the adviser that was material to making a decision on how to vote proxies on behalf of clients or that memorializes the bases for that decision. For example, some advisers adopt general policies on how they will vote on certain issues.

●	A copy of each written client request for information on how the adviser voted proxies on behalf of the client, and a copy of any written response by the adviser to any written or oral request for information regarding how the adviser vote proxies on behalf of the requesting client.

III.	Proxy Voting Requirements – ERISA Accounts

The Department of Labor (“DOL”) has taken the position that an investment adviser managing pension plan assets generally has the responsibility to vote shares held by the plan and subject to the investment adviser’s management, unless this responsibility is specifically allocated to some other person pursuant to the governing plan documents. The following principles apply to voting responsibilities of an investment adviser with respect to shares held on behalf of an ERISA pension plan:

●	Responsibility for voting should be clearly delineated between ZIM and the trustee or other plan fiduciary that appointed ZIM.

●	An adviser with voting authority must take reasonable steps to ensure that it has received all proxies for which it has voting authority and must implement appropriate reconciliation procedures. In voting, an investment adviser must act prudently and solely in the interests of pension plan participants and beneficiaries. An investment adviser must consider factors that would affect the value of the plan’s investments and may not subordinate the interests of plan participants and beneficiaries in their retirement income to unrelated objectives, such as social considerations. (However, other DOL pronouncements in the context of investment decisions indicate that social considerations may be used in making investment decisions to select among investments of equal risk and return). The plan administrator is required to periodically monitor ZIM’s voting activities, and both the client’s monitoring activities and ZIM’s voting activities (including the votes cast in each particular case) must be documented.

IV.	Proxy Voting Requirements for Private Funds

ZIM serves as the investment adviser for an investment limited partnership (the “Private Fund”), for which its parent company, Zacks Investment Research serves as the general partner.

Unless the general partner has retained another company to vote proxies for the Private Fund, either the general partner or the investment adviser is required to vote proxies for the Private Fund – since no one else is in a position to do so. Securities are held in the name of the Private Fund and notices of any proxy votes would be received by the general partner or the investment adviser. If the investment management agreement between ZIM and the general partner, on behalf of the Private Fund, does not exclude proxy voting from ZIM’s responsibilities under the agreement, the SEC takes the position that ZIM has the obligation to vote the Private Fund’s proxies.

V.	Proxy Voting Compliance Procedures

A.	Advisers Act

●	ZIM currently votes proxies for all discretionary client accounts except for separately managed accounts with FOLIOfn and “RIA” clients where a sub-advisory agreement is in place. Clients custodied at FOLIOfn are provided electronic access through a FOLIOfn website that allows clients to view and vote proxies. For sub-advisory accounts, the adviser retains discretion to vote proxies.

●	Proxy voting is supervised by the CCO, who directs the ZIM Employees who handle proxy voting how each proxy should be voted.

●	ZIM utilizes Broadridge to carry out proxy voting for most clients; ZIM’s proxy voting guideline is to generally vote in accordance with management. ZIM places priority on investment returns over corporate governance correctness. Accordingly, when economic considerations or extraordinary circumstances warrant, ZIM may make exceptions to voting with management, or as ZIM deems to be in the best interests of clients, intentionally refrain from voting a proxy or sell the security.

●	ZIM utilizes Glass-Lewis recommendations for Taft-Hartley clients that have requested ZIM to vote proxies according to AFL-CIO guidelines. As applicable in the Private Funds, ZIM splits up proxy voting guidelines according to the percentage of ownership held by Taft Hartley investors and all other investors. For example, if Taft-Hartley investors make up 20% of a Private Fund, ZIM anticipates voting 20% of proxies according to AFL-CIO guidelines, and the remaining 80% of proxies according to the Adviser’s guidelines in the Proxy Policy. The CCO is responsible for overseeing the services provided by Glass-Lewis in accordance with Appendix 17 (Review of Third-Party Service Providers) and the guidance set out in Investment Advisers Act Release No. 5325 (September 10, 2019). Further, ZIM may seek to delay voting a proxy pursuant a to Glass-Lewis recommendation (but not so as to miss a voting deadline) in order to address any risk that Glass-Lewis may change a recommendation on the basis of additional soliciting materials filed by an issuer with the SEC in accordance with the guidance set out in Investment Advisers Act Release No. 5547 (July 22, 2020).

●	Broadridge is generally utilized to maintain clients’ proxy voting records.

●	ZIM generally votes all client proxies in the same manner unless a client specifically instructs ZIM in writing to vote such client’s securities otherwise. Exceptions may include, but are not limited to, ERISA and Taft-Hartley accounts that have pre-determined guidelines.

●	A brief record of how a proxy was voted in the manner in which it was voted should be maintained in the Proxy Voting File. In the event that a client inquiries about how a particular record was voted, this record should be consulted to respond to the client’s request.

●	Copies of actual proxies are not always maintained but are available from the EDGAR database on the SEC’s Web site.

●	ZIM’s personal or proprietary account proxies are voted in the same manner that client proxies are voted, subject to our conflicts of interest procedures.

●	ZIM Employees are not permitted to sit on public company boards of directors to further avoid conflicts of interest.

●	ZIM’s Form ADV Part 2A, Item 17, includes disclosure about how clients can obtain information on ZIM’s proxy voting policies and procedures.

●	In the event that a client requests a copy of ZIM’s proxy voting policies, a copy of this Appendix to ZIM’s Compliance Manual should be provided.

B.	ERISA

●	ZIM’s investment management agreements for ERISA accounts must specifically address the issue of who is responsible for voting client proxies. Unless the ERISA plan administrator retains proxy voting authority, ZIM is required to vote ERISA client proxies.

●	In future ERISA relationships, ZIM may wish to work with ERISA plan administrators so that the administrators will specifically retain proxy voting authority.

●	In future instances where ZIM does not have voting responsibility, ZIM must immediately forward all proxy materials received by ZIM to the client or to such other third party designated by the plan administrator.

●	In all instances where ZIM has voting responsibility on behalf of an ERISA client, ZIM will vote proxies in compliance with Rule 206(4)-6, following the compliance procedures set out above.

C.	CONFLICTS OF INTEREST

An attempt will be made to identify potential conflicts of interest that exist between the interests of ZIM and its Clients. ZIM personnel should be aware of the potential for conflicts when considering proxy voting. If a potential conflict is perceived, the CCO should be consulted. In the unlikely event that a potential conflict arises between the interests of ZIM or its personnel and its clients, ZIM implements the following procedures:

●	If the potential conflict of interest involves the President/Senior Portfolio Manager personally, the CCO or his designee will determine how to vote the proxy in the best of interest of clients.

●	If the potential conflict of interest involves ZIM, the CCO determines whether the conflict is material. If it is determined that the conflict is material, ZIM will have no further input on the particular proxy vote (unless it is for an ERISA or Taft-Hartley account which has pre-determined proxy voting guidelines). In this case, a competent third party will be engaged, at ZIM’s expense, to determine the vote that will maximize shareholder value. As an added protection, the third party’s decision is binding.

The following is a non-exhaustive list of potential conflicts of interest that could influence the proxy voting process:

■	Conflict: ZIM retains an institutional client or is in the process of retaining an institutional client that is affiliated with an issuer that is held in ZIM’s client portfolios. For example, ZIM may be retained to manage Company A’s pension fund. Company A is a public company and ZIM client accounts hold shares of Company. This type of relationship may influence ZIM to vote with management on proxies to gain favor with management. Such favor may influence Company A’s decision to continue its advisory relationship with ZIM.

■	Conflict: ZIM retains a client, or is in the process of retaining a client that is an officer or director of an issuer that is held in ZIM’s client portfolios. The similar conflicts of interest exist in this relationship as discussed above.

■	Conflict: ZIM’s Employees maintain a personal and/or business relationship (not an advisory relationship) with issuers or individuals that serve as officers or directors of issuers. For example, the spouse of an Employee may be a high-level executive of an issuer that is held in ZIM’s client portfolios. The spouse could attempt to influence ZIM to vote in favor of management.

■	Conflict: ZIM or an Employee(s) personally owns a significant number of an issuer’s securities that are also held in ZIM’s client portfolios. For any number of reasons, ZIM or an Employee(s) may seek to vote proxies in a different direction for personal holdings than would otherwise be warranted by the proxy voting policy. For example, an Employee(s) could oppose voting the proxies according to the policy and successfully influence ZIM to vote proxies in contradiction to the policy.

VI.	Class Actions

If “Class Action” documents are received by ZIM for a private client, i.e. separate managed account, ZIM will gather any requisite information it has and forward to the client, to enable the client to file the “Class Action” at the client’s discretion. The decision of whether to participate in the recovery or opt-out may be a legal one that ZIM is not qualified to make for the client. Therefore, ZIM will not file “Class Actions” on behalf of any client.

If “Class Action” documents are received by ZIM on behalf of its Private Funds, ZIM will ensure that the Funds either participate in, or opt out of, any class action settlements received. ZIM will determine if it is in the best interest of the Private Funds to recover monies from a class action. The Portfolio Manager covering the company will determine the action to be taken when receiving class action notices. In the event ZIM opts out of a class action settlement, ZIM will maintain documentation of any cost/benefit analysis to support its decision.

STATEMENT OF ADDITIONAL INFORMATION

Zacks All-Cap Core Fund

Institutional Class Shares – CZOVX

Zacks Small-Cap Core Fund
Investor Class Shares – ZSCCX

Institutional Class Shares – ZSCIX

Zacks Dividend Fund

Investor Class Shares – ZDIVX

Institutional Class Shares – ZDIIX

April 1, 2026

Each a series of the
Zacks Trust
c/o Ultimus Fund Solutions, LLC

Via Regular Mail: P.O. Box 46707, Cincinnati, OH 45246 or

Via Overnight Mail: 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246
Telephone 1-888-453-4003

This Statement of Additional Information (“SAI”) is meant to be read in conjunction with the prospectus for the Zacks All-Cap Core Fund, Zacks Small-Cap Core Fund, and Zacks Dividend Fund (the “Funds” and each a “Fund”), dated April 1, 2026, as amended or supplemented from time to time (the “Prospectus”), and is incorporated by reference in its entirety into the Prospectus. Because this SAI is not itself a prospectus, no investment in shares of the Funds should be made solely upon the information contained herein. Copies of the Prospectus, annual report, and/or semi-annual report may be obtained at no charge by writing or calling the Funds at the address or phone number shown above or online at www.zacksfunds.com. Capitalized terms used but not defined herein have the same meanings as in the Prospectus.

i

GENERAL INFORMATION

Zacks Trust (the “Trust”) was organized on November 14, 2018, as a Delaware statutory trust and is authorized to have multiple series or portfolios. The Trust is registered with the U.S. Securities and Exchange Commission (“SEC”) as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently consists of seven series. This SAI relates to the Zacks All-Cap Core Fund, Zacks Small-Cap Core Fund, and Zacks Dividend Fund (the “Funds” and each a “Fund”), which are each separate, diversified series of the Trust. The Fund’s investment advisor is Zacks Investment Management, Inc. (the “Advisor”). The Prospectus describes the Funds’ investment objectives and principal investment strategies, as well as the principal investment risks of the Funds.

Each Fund acquired all of the assets and liabilities of the corresponding Zacks All-Cap Core Fund, Zacks Small-Cap Core Fund, and Zacks Dividend Fund (each, a “Predecessor Fund” and, together, the “Predecessor Funds”), each a series of Investment Managers Series Trust, (the “Predecessor Trust”) in tax-free reorganizations on January 26, 2024 (the “Reorganizations”). In connection with the Reorganizations, shares of each Predecessor Fund were exchanged for corresponding shares of the applicable Fund. Each Predecessor Fund had an investment objective and strategies that were, in all material respects, the same as those of the applicable Fund, and were managed in a manner that, in all material respects, complied with the investment guidelines and restrictions of the applicable Fund. Certain financial information included on the following pages is that of the Predecessor Funds.

This SAI describes the financial history, management and operation of the Funds, as well as the Funds’ investment objective and policies. It should be read in conjunction with the Prospectus.

Investments in the Funds are not:

●	Deposits or obligations of any bank;

●	Guaranteed or endorsed by any bank; or

●	Federally insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other federal agency.

INVESTMENT LIMITATIONS

The investment restrictions set forth below have been adopted by the Board of Trustees of the Trust (the “Board”) as fundamental policies that cannot be changed with respect to each Fund without the affirmative vote of the holders of a majority (as defined in the 1940 Act) of the outstanding voting securities of such Fund. The investment objective of the Funds and all other investment policies or practices of the Funds are considered by the Trust not to be fundamental and accordingly may be changed without shareholder approval. For purposes of the 1940 Act, a “majority of the outstanding voting securities” means the lesser of the vote of (i) 67% or more of the shares of a Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the shares of a Fund.

As a matter of fundamental policy, no Fund (except as otherwise noted below) may:

(1)	Purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Fund’s investments in that industry would equal or exceed 25% of the current value of the Fund’s total assets, provided that this restriction does not limit the Fund’s: (i) investments in securities of other investment companies, (ii) investments in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or (iii) investments in repurchase agreements collateralized by U.S. government securities.

(2)	Borrow money, except that (i) the Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities; and (ii) the Fund may, to the extent consistent with its investment policies, enter into repurchase agreements, reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (i) and (ii), the Fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed) is derived from such transactions. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law.

(3)	Issue any senior security, except as permitted under the 1940 Act, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

(4)	Make loans, except as permitted under the 1940 Act, as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

1

(5)	Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this restriction shall not prevent the Fund from investing in securities of companies engaged in the real estate business or securities or other instruments backed by real estate or mortgages), or commodities or commodity contracts.

(6)	Engage in the business of underwriting securities issued by other persons, except to the extent that the Fund may technically be deemed to be an underwriter under the Securities Act of 1933, as amended (the “1933 Act”), in disposing of portfolio securities.

Senior securities may include any obligation or instrument issued by a fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although it does not treat certain transactions as senior securities, such as certain borrowings, short sales, firm commitment agreements, and standby commitments, with appropriate earmarking or segregation of assets to cover such obligations. The Funds’ specific policies for segregation of assets are described in “Additional Information About Investment Policies” below.

Each Fund is allowed to pledge, mortgage, or hypothecate assets up to the amounts allowable under the 1940 Act, which presently allows a Fund to borrow from any bank (including pledging, mortgaging or hypothecating assets) in an amount up to 33 1/3% of its total assets (not including temporary borrowings not in excess of 5% of its total assets).

For purposes of a Fund’s concentration policy, if the Fund invests in one or more investment companies, the Fund will examine the holdings of such investment companies to ensure that the Fund is not indirectly concentrating its investments in a particular industry or group of industries. In determining the exposure of a Fund to a particular industry or group of industries for purposes of the fundamental investment restriction on concentration, the Funds currently use Standard & Poor’s Global Industry Classification Standard (GICS) in order to classify industries. With respect to the fundamental investment restrictions above (other than those involving senior securities and borrowings), if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction (i.e., percentage limitations are determined at the time of purchase).

The Funds may invest up to 15% of net assets in illiquid securities, which are investments that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the prices at which they are valued. This restriction is not limited to the time of purchase.

ADDITIONAL INFORMATION ABOUT INVESTMENT POLICIES

The Prospectus describes each Fund’s investment objective and principal investment strategies, as well as the principal investment risks of each Fund. All investments in securities and other financial instruments involve a risk of financial loss. No assurance can be given that each Fund’s investment program will be successful. Investors should carefully review the descriptions of each Fund’s investments and their risks described in the Prospectus and this SAI.

The following descriptions and policies supplement the descriptions in the Prospectus and include descriptions of certain types of investments that may be made by each Fund but may not be part of the Fund’s principal investment strategies. Attached to this SAI is Appendix A, which contains descriptions of the rating symbols used by nationally recognized statistical rating organizations (“NRSROs”) for securities in which each Fund may invest. Appendix B contains a copy of the Advisor’s Proxy Voting Policy and Procedures.

General Investment Risks. All investments in securities and other financial instruments involve a risk of financial loss. No assurance can be given that each Fund’s investment program will be successful. Investors should carefully review the descriptions of each Fund’s principal investments and their risks described in the Prospectus and this SAI.

Equity Securities. The equity portion of a Fund’s portfolio may be comprised of common stocks traded on domestic securities exchanges or on the over-the-counter (“OTC”) market. In addition to common stocks, the equity portion of a Fund’s portfolio may also include preferred stocks, convertible preferred stocks, and convertible bonds. Prices of equity securities in which a Fund invests may fluctuate in response to many factors, including the activities of the individual companies issuing the equity securities, general market and economic conditions, interest rates, and specific industry changes. Such price fluctuations subject a Fund to potential losses. In addition, regardless of any one company’s prospects, a declining stock market may produce a decline in prices for all equity securities, which could also result in losses for a Fund. Market declines may continue for an indefinite period, and investors should understand that during temporary or extended bear markets, the value of equity securities will decline.

Convertible securities entitle the holder to receive interest payments or a dividend preference until the security matures or is redeemed, or the conversion privilege is exercised. As a result of the conversion feature, the interest rate or dividend preference

2

on a convertible security is generally less than would be the case if the securities were issued in non-convertible form. Warrants entitle the holder to purchase equity securities at specific prices for a certain period of time. The prices do not necessarily move parallel to the prices of the underlying securities and the warrants have no voting rights, receive no dividends, and have no rights with respect to the assets of the issuer.

Fixed-Income Securities. Each Fund may invest in fixed-income securities directly, as well as indirectly through investments in shares of other investment companies, including government and corporate bonds, money market instruments, junk bonds, and zero-coupon bonds. Zero-coupon bonds are purchased at a discount from their face values and accrue interest at the applicable coupon rate over a period of time. Fixed-income securities purchased by the other investment companies in which a Fund invests may consist of obligations of any rating. Fixed-income securities in the lowest investment grade categories have speculative characteristics, with changes in the economy or other circumstances more likely to lead to a weakened capacity of the bonds to make principal and interest payments than would occur with bonds rated in higher categories. High yield bonds (also known as “junk” bonds) are typically rated below “Baa” by Moody’s Investors Service, Inc. (“Moody’s”) or below “BBB” by S&P Global Ratings (“S&P”) or below investment grade by other recognized rating agencies. Each Fund may invest indirectly in unrated securities through other investment companies that invest in unrated securities. Such bonds are subject to greater market fluctuations and risk of loss of income and principal than higher rated bonds for a variety of reasons, including:

Sensitivity to Interest Rate and Economic Change. The economy and interest rates affect high yield securities differently than other securities. The prices of high yield bonds have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic changes or individual corporate developments. Also, during an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond defaults, an underlying mutual fund may incur additional expenses to seek recovery. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high yield bonds and the Fund’s asset value.

Payment Expectations. High yield bonds present certain risks based on payment expectations. For example, high yield bonds may contain redemption and call provisions. If an issuer exercises these provisions in a declining interest rate market, an investment company in which the Fund invests would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a high yield bond’s value will decrease in a rising interest rate market, as will the value of the other investment companies’ assets. If an investment company in which the Fund invests experiences unexpected net redemptions, it may be forced to sell its high yield bonds without regard to their investment merits, thereby decreasing the asset base upon which the other investment companies’ expenses can be spread and possibly reducing the other investment companies’ rate of return.

Liquidity and Valuation. To the extent that there is no established retail secondary market, there may be thin trading of high yield bonds, and this may impact the ability of the investment companies in which the Fund invests to accurately value high yield bonds and may hinder their ability to dispose of the bonds. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield bonds, especially in a thinly traded market.

Credit Ratings. Credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. Also, because credit rating agencies may fail to timely change the credit ratings to reflect subsequent events, an investment company in which a Fund invests must monitor the issuers of high yield bonds in their portfolios to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments, and to assure the bonds’ liquidity so an investment company in which a Fund invests can meet redemption requests.

High-yield securities are deemed speculative with respect to the issuer’s capacity to pay interest and repay principal over a long period of time. Special tax considerations are associated with investing in high-yield securities structured as zero coupon or “pay-in-kind” securities. The investment companies in which a Fund invests will report the interest on these securities as income even though it receives no cash interest until the security’s maturity or payment date. The payment of principal and interest on most fixed-income securities purchased by an investment company in which a Fund invests will depend upon the ability of the issuers to meet their obligations. An issuer’s obligations under its fixed-income securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, including the Federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. The power or ability of an issuer to meet its obligations for the payment of interest on, and principal of, its fixed-income securities may be materially adversely affected by litigation or other conditions.

3

The ratings of S&P, Moody’s and other NRSROs represent their opinions as to the quality of fixed-income securities. It should be emphasized, however, that ratings are general and are not absolute standards of quality, and fixed-income securities with the same maturity, interest rate, and rating may have different yields while fixed-income securities of the same maturity and interest rate with different ratings may have the same yield. For a more detailed description of ratings, please see Appendix A.

Money Market Instruments. A Fund may invest in money market instruments directly, as well as indirectly through investments in shares of other investment companies, including U.S. Government obligations or corporate debt obligations (including those subject to repurchase agreements). Money market instruments also may include banker’s acceptances and certificates of deposit of domestic branches of U.S. banks, commercial paper, and variable amount demand master notes (“Master Notes”). Banker’s acceptances are time drafts drawn on and “accepted” by a bank. When a bank “accepts” such a time draft, it assumes liability for its payment. When an investment company acquires a banker’s acceptance, the bank that “accepted” the time draft is liable for payment of interest and principal when due. The banker’s acceptance carries the full faith and credit of such bank. A certificate of deposit (“CD”) is an unsecured, interest bearing debt obligation of a bank. Commercial paper is an unsecured, short-term debt obligation of a bank, corporation, or other borrower. Commercial paper maturity generally ranges from two to 270 days and is usually sold on a discounted basis rather than as an interest-bearing instrument. Master Notes are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest.

U.S. Government Securities and U.S. Government Agency Securities. A Fund may invest in U.S. Government Securities and U.S. Government Agency Securities directly, as well as indirectly through investments in shares of other investment companies, U.S. Government securities and U.S. Government Agency Securities include (i) U.S. Treasury notes, U.S. Treasury bonds, U.S. Treasury bills, and other U.S. Government obligations; (ii) obligations of the Government National Mortgage Association (“GNMA”) and other U.S. Government sponsored entities that are guaranteed by the U.S. Government; and (iii) obligations of the Federal National Mortgage Association (“FNMA”), Federal Home Loan Mortgage Corporation (“FHLMC”), Federal Housing Administration (“FHA”), Federal Farm Credit Bank (“FFCB”), Federal Home Loan Bank (“FHLB”), Student Loan Marketing Association (“SLMA”), The Tennessee Valley Authority (“TVA”) and other U.S. Government authorities, agencies, and instrumentalities. While obligations of some U.S. Government agencies and sponsored entities are supported by the full faith and credit of the U.S. Government (e.g. GNMA), others are not. No assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies or instrumentalities in the future since it is not obligated to do so by law. The guarantee of the U.S. Government does not extend to the yield or value of the Fund’s shares.

Foreign Investments. A Fund may invest in foreign securities directly, as well as indirectly through investments in shares of other investment companies. Foreign securities and foreign currency contracts involve investment risks different from those associated with domestic securities. Changes in foreign economies and political climates are more likely to affect a Fund than a mutual fund that invests exclusively in domestic securities. The value of foreign currency denominated securities or foreign currency contracts is affected by the value of the local currency relative to the U.S. dollar. There may be less government supervision of foreign markets, resulting in non-uniform accounting practices and less publicly available information about issuers of foreign currency denominated securities. The value of foreign investments may be affected by changes in exchange control regulations, application of foreign tax laws (including withholding tax), changes in governmental administration or economic or monetary policy (in this country or abroad), or changed circumstances in dealings between nations. In addition, foreign brokerage commissions, custody fees, and other costs of investing in foreign securities are generally higher than in the United States. Investments in foreign issues could be affected by other factors not present in the United States, including expropriation, armed conflict, confiscatory taxation, and potential difficulties in enforcing contractual obligations.

Uncertainties surrounding the sovereign debt of a number of European Union (“EU”) countries and the viability of the EU have disrupted and may in the future disrupt markets in the United States and around the world. If one or more countries leave the EU or the EU dissolves, the world’s securities markets likely will be significantly disrupted. In June 2016, the United Kingdom approved a referendum to leave the EU, commonly referred to as “Brexit.” There is significant market uncertainty regarding Brexit’s ramifications, and the range and potential implications of possible political, regulatory, economic, and market outcomes are difficult to predict. Political and military events, including the military crises in Ukraine and the Middle East, and nationalist unrest in Europe, also may cause market disruptions.

Derivative Instruments. A Fund may invest in derivative instruments directly, as well as indirectly through investments in shares of other investment companies. While transactions in derivatives may reduce certain risks, these transactions themselves entail certain other risks. Derivatives may magnify a Fund’s gains or losses, causing it to make or lose substantially more than it invested. A Fund may invest in derivative instruments to the extent permissible under the 1940 Act and other applicable securities laws. To the extent that a Fund invests directly in options and futures, the Fund will comply with the applicable

4

requirements of the 1940 Act. Regulatory changes regarding the use of derivatives may increase the cost of such derivatives, which could increase a Fund’s expenses or cause a Fund to reduce or eliminate its use of derivatives.

When used for hedging purposes, increases in the value of the securities held or intended to be acquired should offset any losses incurred with a derivative. Use of derivatives for purposes other than hedging could expose a Fund to greater risks.

The ability to hedge securities through derivatives depends on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant securities. In the case of poor correlation, the price of the securities being hedged may not move in the same amount, or even in the same direction as the hedging instrument. This risk can be minimized by investing only in those contracts whose behavior is expected to resemble the portfolio securities being hedged. However, if a prediction of interest and currency rates, market value, volatility, or other economic factors is incorrect, the use of derivative instruments may result in a loss.

Derivative prices can diverge from the prices of their underlying instruments, even if the characteristics of the underlying instruments are very similar to the derivative. Listed below are some of the factors that may cause such a divergence:

1.	current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract;

2.	a difference between the derivatives and securities markets, including different levels of demand, how the instruments are traded, the imposition of daily price fluctuation limits or trading of an instrument stops; and

3.	differences between the derivatives, including different margin requirements, different liquidity of such markets, and the participation of speculators in such markets.

Derivatives based upon a narrow index of securities may present greater risk than derivatives based on a broad index. Since narrower indices are made up of a smaller number of securities, they are more susceptible to rapid and extreme price fluctuations because of changes in the value of those securities.

Derivatives may become illiquid (i.e., difficult to sell at a desired time and price) under a variety of market conditions:

1.	an exchange may suspend or limit trading in a particular derivative instrument, an entire category of derivatives, or all derivatives, which sometimes occurs because of increased market volatility;

2.	unusual or unforeseen circumstances may interrupt normal operations of an exchange;

3.	the facilities of the exchange may not be adequate to handle current trading volume;

4.	equipment failures, government intervention, insolvency of a brokerage firm or clearing house, or other occurrences may disrupt normal trading activity; or

5.	investors may lose interest in a particular derivative or category of derivatives.

If a Fund incorrectly predicts securities market and interest rate trends, such Fund may lose money by investing in derivatives. For example, if a Fund were to write a call option based on the expectation that the price of the underlying security would fall, but the price were to rise instead, a Fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if a Fund were to write a put option based on the Advisor’s expectation that the price of the underlying security would rise, but the price were to fall instead, a Fund could be required to purchase the security upon exercise at a price higher than the current market price.

Because of the low margin deposits required upon the opening of a derivative position, such transactions involve an extremely high degree of leverage. Consequently, a relatively small price movement in a derivative may result in an immediate and substantial loss (as well as gain) to the Fund and they may lose more than it originally invested in the derivative.

If the price of a futures contract changes adversely, a Fund may have to sell securities at a time when it is disadvantageous to do so to meet its minimum daily margin requirement. A Fund may lose margin deposits if a broker with whom they have an open futures contract or related option becomes insolvent or declares bankruptcy.

The prices of derivatives are volatile (i.e., they may change rapidly, substantially, and unpredictably) and are influenced by a variety of factors, including:

1.	actual and anticipated changes in interest rates;

2.	fiscal and monetary policies; and

3.	national and international political events.

Most exchanges limit the amount by which the price of a derivative can change during a single trading day. Daily trading limits establish the maximum amount that the price of a derivative may vary from the settlement price of that derivative at the end of trading on the previous day. Once the price of a derivative reaches this value, the derivative may not trade at a price

5

beyond that limit. The daily limit governs only price movements during a given day and does not limit potential gains or losses. Derivative prices have occasionally moved to the daily limit for several consecutive trading days, preventing prompt liquidation of the derivative.

Government Regulation of Derivatives. It is possible that government regulation of various types of derivative instruments, including futures and swap agreements, may limit or prevent a Fund from using such instruments as a part of its investment strategy, and could ultimately prevent a Fund from being able to achieve its investment objective. It is impossible to predict fully the effects of legislation and regulation in this area, but the effects could be substantial and adverse.

The futures markets are subject to comprehensive statutes, regulations, and margin requirements. The SEC, the Commodities Futures Trading Commission and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher margin requirements, the establishment of daily price limits and the suspension of trading.

The regulation of swaps and futures transactions in the U.S., the EU and other jurisdictions is a rapidly changing area of law and is subject to modification by government and judicial action. There is a possibility of future regulatory changes altering, perhaps to a material extent, the nature of an investment in a Fund or the ability of a Fund to continue to implement its investment strategies.

Under recently adopted rules and regulations, transactions in some types of swaps (including interest rate swaps and credit default swaps on North American and European indices) are required to be centrally cleared, and additional types of swaps may be required to be centrally cleared in the future. In a transaction involving those swaps (“cleared derivatives”), a Fund’s counterparty is a clearing house, rather than a bank or broker. Since the Funds are not a members of a clearing house and only clearing members can participate directly in the clearing house, a Fund will hold cleared derivatives through accounts at clearing members. In cleared derivatives transactions, a Fund will make payments (including margin payments) to and receive payments from a clearing house through its accounts at clearing members. Clearing members guarantee performance of their clients’ obligations to the clearing house.

In addition, U.S. regulators, the EU and certain other jurisdictions have adopted minimum margin and capital requirements for uncleared OTC derivatives transactions. It is expected that these regulations will have a material impact on a Fund’s use of uncleared derivatives. These rules will impose minimum margin requirements on derivatives transactions between a Fund and its swap counterparties and may increase the amount of margin a Fund is required to provide. They will impose regulatory requirements on the timing of transferring margin, which may accelerate a Fund’s current margin process. They will also effectively require changes to typical derivatives margin documentation. Such requirements could increase the amount of margin a Fund needs to provide in connection with uncleared derivatives transactions and, therefore, make such transactions more expensive.

Funds investing in derivatives must comply with Rule 18f-4 under the 1940 Act, which provides for the regulation of a registered investment company’s use of derivatives and certain related instruments. Among other things, Rule 18f-4 limits a fund’s derivatives exposure through a value-at-risk test and requires the adoption and implementation of a derivatives risk management program for certain derivatives users. Subject to certain conditions, limited derivatives users (as defined in Rule 18f-4), however, would not be subject to the full requirements of Rule 18f-4. Rule 18f-4 could restrict a Fund’s ability to engage in certain derivatives transactions and/or increase the costs of such derivatives transactions.

Options. A Fund may purchase and write put and call options on securities. The purchase and writing of options involves certain risks. During the option period, a call writer that holds the underlying security has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price. If a put or call option is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the entire investment in the option will be lost. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. There can be no assurance that a liquid market will exist when an option position is closed out. Furthermore, if trading restrictions or suspensions are imposed on the options market, it may not be possible to close out a position.

Options offer large amounts of leverage, which will result in a Fund’s net asset value (“NAV”) being more sensitive to changes in the value of the related instrument. A Fund may purchase or write both exchange-traded and OTC options. Exchange-traded

6

options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between a Fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when a Fund purchases an OTC option, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by a Fund as well as the loss of any expected benefit of the transaction.

A Fund’s ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. There can be no assurance that a Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, a Fund might be unable to close out an OTC option position at any time prior to its expiration, if at all.

If a Fund were unable to effect a closing transaction for an option it had purchased, due to the absence of a counterparty or secondary market, the imposition of price limits or otherwise, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by a Fund could cause material losses because a Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

Options have varying expiration dates. The exercise price of the options may be below, equal to or above the current market value of the underlying security or instrument. Options purchased by a Fund that expire unexercised have no value, and a Fund will realize a loss in the amount of the premium paid and any transaction costs. If an option written by a Fund expires unexercised, a Fund realizes a gain equal to the premium received at the time the option was written. Transaction costs must be included in these calculations.

Short Sales. A short sale is a transaction in which a party sells a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline. When a party makes a short sale, the broker-dealer through which the short sale is made must borrow the security sold short and deliver it to the party purchasing the security. The party is required to make a margin deposit in connection with such short sales; the party may have to pay a fee to borrow particular securities and will often be obligated to pay over any dividends and accrued interest on borrowed securities. If the price of the security sold short increases between the time of the short sale and the time the party covers the short position, the party will incur a loss; conversely, if the price declines, the party will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above.

Investment Companies. A Fund may invest in securities of other investment companies, including, without limitation, money market funds, closed-end funds, and exchange-traded funds (“ETFs”). The Funds expect to rely on Rule 12d1-1 under the 1940 Act, when purchasing shares of a money market fund. Under Rule 12d1-1, a Fund may generally invest without limitation in money market funds as long as a Fund pay no sales charge, as defined in rule 2830(b)(8) of the Conduct Rules of the Financial Industry Regulatory Authority, Inc. (“FINRA”), or service fee, as defined in Rule 2830(b)(9) of the Conduct Rules of FINRA, charged in connection with the purchase, sale, or redemption of securities issued by the money market fund; or the Advisor waives its management fee in an amount necessary to offset any sales charge or service fee. The Funds may also purchase shares of other investment companies that are not money market funds. A Fund’s investments in such securities involve certain additional expenses and certain tax results, which would not be present in a direct investment in the underlying fund. Pursuant to Section 12(d)(1)(A) of the 1940 Act, a Fund will be prevented from: (i) purchasing more than 3% of an investment company’s outstanding shares; (ii) investing more than 5% of a Fund’s assets in any single such investment company, and (iii) investing more than 10% of a Fund’s assets in investment companies overall; unless: (a) the underlying investment company and/or the applicable Fund has received an order for exemptive relief from such limitations from the SEC; and (b) the underlying investment company and a Fund take appropriate steps to comply with any conditions in such order. In addition, the Funds are subject to Section 12(d)(1)(C), which provides that a Fund may not acquire shares of a closed-end fund if, immediately after such acquisition, a Fund and other investment companies having the same adviser as a Fund would hold more than 10% of the closed-end fund’s total outstanding voting stock. However, Rule 12d1-4 under the 1940 Act provides that the provisions of paragraph 12(d)(1) shall not apply to securities purchased or otherwise acquired by a Fund if (i) a Fund does not control the acquired fund; (ii) a Fund uses mirror voting if it holds more than 25% of an acquired open-end fund due to a decrease in the outstanding securities of the acquired fund and if it holds more than 10% of a closed-end fund (iii) the Advisor and the investment advisor to the acquired fund make certain findings regarding the fund of funds arrangement, after considering specific factors; (iv) a Fund and acquired funds not advised by the Advisor have entered into an agreement prior to exceeding

7

the limits of section 12(d)(1); and (v) a Fund is not part of a three tiered or more fund of funds structure. Investments by a Fund in other investment companies entail a number of risks unique to a fund of funds structure. These risks include the following:

Multiple Layers of Fees. By investing in other investment companies indirectly through a Fund, prospective investors will directly bear the fees and expenses of the Fund’s Advisor and indirectly bear the fees and expenses of other investment companies and other investment companies’ managers as well. As such, this multiple or duplicative layer of fees will increase the cost of investments in a Fund.

Lack of Transparency. The Advisor will not be able to monitor the investment activities of the other investment companies on a continuous basis and the other investment companies may use investment strategies that differ from its past practices and are not fully disclosed to the Advisor and that involve risks that are not anticipated by the Advisor. The Funds have no control over the risks taken by the underlying investment companies in which they invest.

Valuation of Investment Companies. Although the Advisor will attempt to review the valuation procedures used by other investment companies’ managers, the Advisor will have little or no means of independently verifying valuations of a Fund’s investments in investment companies and valuations of the underlying securities held by other investment companies. As such, the Advisor will rely significantly on valuations of other investment companies and the securities underlying other investment companies that are reported by other investment companies’ managers. In the event that such valuations prove to be inaccurate, the NAV of the Fund could be adversely impacted and an investor could incur a loss of investment in a Fund.

Illiquidity of Investments By and In Other Investment Companies. Other investment companies may invest in securities that are not registered, are subject to legal or other restrictions on transfer, or for which no liquid market exists. The market prices, if any, for such securities tend to be volatile and restricted securities may sell at prices that are lower than similar securities that are not subject to legal restrictions on resale. Further, a Fund may not be able to redeem their interests in other investment companies’ securities that it has purchased in a timely manner. If adverse market conditions were to develop during any period in which a Fund is unable to redeem interests in other investment companies, a Fund may suffer losses as a result of this illiquidity. As such, the lack of liquidity and volatility of restricted securities held by other investment companies could adversely affect the value of the other investment companies. Any such losses could adversely affect the value of a Fund’s investments and an investor could incur a loss of investment in a Fund.

Lack of Control. Although the Funds and the Advisor will evaluate regularly other investment companies to determine whether their investment programs are consistent with each Fund’s investment objective, the Advisor will not have any control over the investments made by other investment companies. Even though other investment companies are subject to certain constraints, the investment advisor to each such investment company may change aspects of their investment strategies at any time. The Advisor will not have the ability to control or influence the composition of the investment portfolio of other investment companies.

Lack of Diversification. There is no requirement that the underlying investments held by other investment companies be diversified. As such, other investment companies’ managers may target or concentrate other investment companies’ investments in specific markets, sectors, or types of securities. As a result, investments made by other investment companies are subject to greater volatility as a result of this concentration than if the other investment companies had non-concentrated and diversified portfolios of investments. Thus, a Fund’s portfolio (and by extension the value of an investment in the Fund) may, therefore, be subject to greater risk than the portfolio of a similar fund with investments in diversified investment companies.

Use of Leverage. The other investment companies may utilize leverage (i.e., borrowing) to acquire their underlying portfolio investments. When other investment companies borrow money or otherwise leverage their portfolio of investments, doing so may exaggerate changes in the NAV of the shares of the other investment companies and in the return on the other investment companies’ investments. Borrowing will also cost other investment companies interest expense and other fees. As such, the value of a Fund’s investments in other investment companies may be more volatile and all other risks (including the risk of loss of an investment in other investment companies) tend to be compounded or magnified. As a result, any losses suffered by other investment companies as a result of their use of leverage could adversely affect the value of a Fund’s investments and an investor could incur a loss of investment in a Fund.

Temporary Defensive Positions. Each Fund may, from time to time, take temporary defensive positions that are inconsistent with each Fund’s principal investment strategies in an attempt to respond to adverse market, economic, political, or other conditions. During such an unusual set of circumstances, a Fund may hold up to 100% of its portfolios in cash or cash equivalent positions (e.g., money market securities, U.S. Government securities, and/or similar securities). When a Fund takes a temporary defensive position, a Fund may not be able to achieve its investment objective.

8

Exchange-Traded Funds. An ETF is an investment company that holds a portfolio of common stock or bonds designed to track the performance of a securities index or sector of an index. ETFs are traded on a securities exchange based on their market value. An investment in an ETF generally presents the same primary risks as an investment in a conventional registered investment company (i.e., one that is not exchange traded). In addition, all ETFs will have costs and expenses that will be passed on to a Fund and these costs and expenses will in turn increase the Fund’s expenses. ETFs are also subject to the following risks that often do not apply to conventional investment companies: (i) the market price of the ETF’s shares may trade at a discount to the ETF’s NAV, and as a result, ETFs may experience more price volatility than other types of portfolio investments and such volatility could negatively impact a Fund’s NAV; (ii) an active trading market for an ETF’s shares may not develop or be maintained at a sufficient volume; (iii) trading of an ETF’s shares may be halted if the listing exchange deems such action appropriate; and (iv) ETF shares may be delisted from the exchange on which they trade, or “circuit breakers” (which are tied to large decreases in stock prices used by the exchange) may temporarily halt trading in the ETF’s stock. ETFs are also subject to the risks of the underlying securities or sectors that the ETF holds. Finally, there may be legal limitations and other conditions imposed by rules of the SEC on the amount of the ETF shares that a Fund may acquire.

Repurchase Agreements. A repurchase transaction occurs when an investor purchases a security (normally a U.S. Treasury obligation), and it then resells it to the vendor (normally a member bank of the Federal Reserve or a registered government securities dealer) and is required to deliver the security (and/or securities substituted for them under the repurchase agreement) to the vendor on an agreed upon date in the future. The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate effective for the period of time during which the repurchase agreement is in effect. Delivery pursuant to the resale normally will occur within one to seven days of the purchase. Repurchase agreements are considered “loans” under the 1940 Act, collateralized by the underlying security. The Trust has implemented procedures to monitor on a continuous basis the value of the collateral serving as security for repurchase obligations. The Advisor will consider the creditworthiness of the vendor. If the vendor fails to pay the agreed upon resale price on the delivery date, a Fund will retain or attempt to dispose of the collateral. A Fund’s risk is that such default may include any decline in value of the collateral to an amount which is less than 100% of the repurchase price, any costs of disposing of such collateral, and any loss resulting from any delay in foreclosing on the collateral. Repurchase agreements that do not provide for payment within seven days will be treated as illiquid securities. The Funds will not invest in reverse repurchase agreements.

Mortgage-Backed and Asset-Backed Securities. Mortgage-backed securities are mortgage related securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or issued by nongovernment entities. Mortgage-related securities represent ownership in pools of mortgage loans assembled for sale to investors by various government agencies such as GNMA and government-related organizations such as FNMA and FHLMC, as well as by nongovernment issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured. These securities differ from conventional bonds in that the principal is paid back to the investor as payments are made on the underlying mortgages in the pool. Accordingly, a Fund will receive scheduled payments of principal and interest along with any unscheduled principal prepayments on the underlying mortgages. Because these scheduled and unscheduled principal payments must be reinvested at prevailing interest rates, mortgage-backed securities do not provide an effective means of locking in long-term interest rates for the investor.

Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales contracts or installment loan contracts, leases of various types of real and personal property, and receivables from credit card agreements and from sales of personal property. Regular payments received on asset-backed securities include both interest and principal. Asset-backed securities typically have no U.S. Government backing, though they are usually guaranteed up to a certain amount and time period by a letter of credit issued by a financial institution. If the letter of credit is exhausted and the full amounts due on the underlying loans are not received because of unanticipated costs, depreciation, damage, or loss of the collateral securing the contracts, or other factors, certificate holders may experience delays in payment or losses on asset-backed securities. Additionally, the ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited.

If a Fund purchases a mortgage-backed or other asset-backed security at a premium, the premium may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. Although the value of a mortgage-backed or other asset-backed security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages and loans underlying the securities are prone to prepayment, thereby shortening the average life of the security and shortening the period of time over which income at the higher rate is received. When the interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the period of time over which income at the lower rate is received. For these and other reasons, a mortgage-backed or other asset-

9

backed security’s average maturity may be shortened or lengthened as a result of interest rate fluctuations and, therefore, it is not possible to predict accurately the security’s return. In addition, while the trading market for short-term mortgages and asset-backed securities is ordinarily quite liquid, in times of financial stress the trading market for these securities may become restricted.

Mortgage-backed securities that are issued or guaranteed by the U.S. government, its agencies, or instrumentalities, are not subject to a Fund’s industry concentration restrictions because securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities are excluded from the restriction. Privately-issued mortgage-backed securities are, however, subject to a Fund’s industry concentration restrictions.

Debentures. A debenture is long-term, unsecured, debt instrument backed only by the integrity of the borrower, not by collateral, and documented by an indenture. Governments often issue debentures, in part because they generally cannot guarantee debt with assets (government assets are public property). The primary risk with this type of investment is that the issuer will default or go into bankruptcy. As an unsecured creditor, in the event of default or bankruptcy, the holder of a debenture does not have a claim against any specific assets of the issuing firm, so the investor will only be paid from the issuer’s assets after the secured creditors have been paid. The Fund may invest in all types of debentures, including corporate and government debentures.

Forward Commitment and When-Issued Securities. Each Fund, and the other investment companies in which a Fund invests, may purchase securities on a when-issued basis or for settlement at a future date if a Fund holds sufficient assets to meet the purchase price. In such purchase transactions, a Fund will not accrue interest on the purchased security until the actual settlement. Similarly, if a security is sold for a forward date, a Fund will accrue the interest until the settlement of the sale. When-issued security purchases and forward commitments have a higher degree of risk of price movement before settlement due to the extended time period between the execution and settlement of the purchase or sale. As a result, the exposure to the counterparty of the purchase or sale is increased. Although a Fund would generally purchase securities on a forward commitment or when-issued basis with the intention of taking delivery, a Fund may sell such a security prior to the settlement date if the Advisor feels such action is appropriate. In such a case, a Fund could incur a short-term gain or loss.

Restricted Securities. Within its limitation on investment in illiquid securities, each Fund may purchase restricted securities that generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the federal securities laws, or in a registered public offering. Where registration is required, a Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time a Fund may be permitted to sell a security under an effective registration statement. If during such a period adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to seek registration of the security. Restricted securities that can be offered and sold to qualified institutional buyers under Rule 144A under the 1933 Act and are determined to be liquid under guidelines adopted by and subject to the supervision of the Trustees are not subject to the limitations on illiquid securities.

Lending of Portfolio Securities. In order to generate additional income, a Fund may lend portfolio securities in an amount up to 33% of total Fund assets to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities which the Advisor has determined are creditworthy under guidelines established by the Board. In determining whether a Fund will lend securities, the Advisor will consider all relevant facts and circumstances. A Fund may not lend securities to any company affiliated with the Advisor. Each loan of securities will be collateralized by cash, U.S. government securities, or standby letters of credit not issued by a Fund’s bank lending agent. A Fund might experience a loss if the borrower defaults on the loan.

The borrower at all times during the loan must maintain with a Fund cash or cash equivalent collateral. While the loan is outstanding, the borrower will pay the Fund any interest paid on the loaned securities, and the Fund may invest the cash collateral to earn additional income. Alternatively, a Fund may receive an agreed-upon amount of interest income from the borrower who has delivered equivalent collateral. It is anticipated that a Fund may share with the borrower some of the income received on the collateral for the loan or a Fund will be paid a premium for the loan. Voting rights for loaned securities will typically pass to the borrower, but a Fund will retain the right to call any security in anticipation of a vote that the Advisor deems material to the security on loan. Loans are subject to termination at the option of a Fund or the borrower at any time. A Fund may pay reasonable administrative and custodial fees in connection with a loan, and may pay a negotiated portion of the income earned on the cash to the borrower or placing broker. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially.

Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults or fails financially. This risk

10

will be increased if a continuation of the current downturn in the economic conditions in the United States and around the world, particularly the recent failures of several major financial services firms, causes further declines in the securities markets and/or causes further financial instability in the borrowers or lending agents. This risk is increased when a Fund’s loans are concentrated with a single or limited number of borrowers. There are no limits on the number of borrowers a Fund may use, and a Fund may lend securities to only one or a small group of borrowers. Mutual funds participating in securities lending bear the risk of loss in connection with investments of the cash collateral received from the borrowers, which do not trigger additional collateral requirements from the borrower.

Borrowing. The Funds may borrow money for investment purposes, which is a form of leveraging. Leveraging investments, by purchasing securities with borrowed money, is a speculative technique that increases investment risk while increasing investment opportunity. Such borrowing may make a Fund’s NAV more volatile than funds that do not borrow for investment purposes because leverage magnifies changes in a Fund’s NAV and on a Fund’s investments. Although the principal of borrowings will be fixed, a Fund’s assets may change in value during the time the borrowing is outstanding. Leverage also creates interest expenses for the Funds. To the extent the income derived from securities purchased with borrowed funds exceeds the interest a Fund will have to pay, the Fund’s net income will be greater than it would be if leverage were not used. Conversely, if the income from the assets obtained with borrowed funds is not sufficient to cover the cost of leveraging, the net income of a Fund will be less than it would be if leverage were not used, and therefore the amount available for distribution to shareholders as dividends will be reduced. The use of derivatives in connection with leverage creates the potential for significant loss. The Funds do not intend to use leverage in excess of 5% of total assets and will not make additional investments when outstanding borrowings exceed 5% of a Fund’s total assets.

The Funds may also borrow money to meet redemptions or for other emergency purposes. Such borrowings may be on a secured or unsecured basis at fixed or variable rates of interest. The 1940 Act requires a Fund to maintain continuous asset coverage of not less than 300% with respect to all borrowings. If such asset coverage should decline to less than 300% due to market fluctuations or other reasons, a Fund will be required to reduce the amount of its borrowings within three days (not including Sundays and holidays), and may be required to dispose of some portfolio holdings in order to reduce a Fund’s debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to dispose of assets at that time. The Funds also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit. Either of these requirements would increase the cost of borrowing over the stated interest rate.

Industry/Sector Risk. The greater a Fund’s exposure to any single type of investment, including investment in a given industry, sector, country, region or type of security, the greater the impact the performance of that investment will have on the Fund’s performance. Companies in the same industry often face similar obstacles, issues and regulatory burdens. As a result, the securities of companies in the same industry may react similarly to, and move in unison with, one another. An industry or a sector’s performance over any period of time may be quite different from that of the overall market. Certain sectors, such as technology, financial services or energy, can be highly volatile. Sectors are determined by reference to the classifications of sectors set forth in the Funds’ annual and semi-annual reports. The sectors in which the Funds may have greater exposure will vary from time to time.

1.	Financial Industry: Companies in the financial industry are subject to certain risks, including the risk of corporate and consumer debt defaults, price competition, regulatory change, decreased liquidity in credit markets and unstable interest rates. Such companies may have concentrated portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect that industry. The performance of these companies may be affected by competitive pressures and exposure to investments or agreements that, under certain circumstances, may lead to losses (e.g. subprime loans). Companies in the financial industry are subject to extensive governmental regulation that may limit the amount and types of loans and other financial commitments they can make, and the level of interest rates and fees they may charge. In addition, the profitability of such companies is largely dependent upon the availability and the cost of capital. Investment banking, securities brokerage and investment advisory companies are particularly subject to government regulations and the risks inherent in securities trading and underwriting activities.

2.	Technology Industry: Technology companies rely heavily on technological advances and face intense competition from new market entrants, both domestically and internationally, which may have an adverse effect on profit margins. Stocks of technology companies, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Companies in the technology industries can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits, and general economic conditions. Technology companies

11

may not successfully introduce new products, develop and maintain a loyal customer base or achieve general market acceptance for their new products. Companies in the technology sector are also heavily dependent on patent and intellectual property rights, and the loss or impairment of these rights may adversely affect the profitability of these companies. Technology companies engaged in manufacturing, such as semiconductor companies, often operate internationally which could expose them to risks associated with instability and changes in economic and political conditions, including currency fluctuations, changes in foreign regulations, competition from subsidized foreign competitors with lower production costs and other risks inherent to international business.

3.	Communications Industry: Communication service companies are particularly vulnerable to the potential obsolescence of products and services due to technological advancement and the innovation of competitors. Companies in the communication services sector may also be affected by other competitive pressures, such as pricing competition, as well as research and development costs, substantial capital requirements, government regulation, shifting demographics and unpredictable changes in consumer preferences. Fluctuating domestic and international demand, shifting demographics and often unpredictable changes in consumer tastes can drastically affect a communication services company’s profitability. While all companies may be susceptible to network security breaches, certain companies in the communication services sector may be particular targets of hacking and potential theft of proprietary or consumer information or disruptions in service, which could have a material adverse effect on their businesses. In addition, some companies engaged in internet-related activities are difficult to value and may have high share prices relative to their earnings which may not be sustainable over the long-term.

4.	Health Care Industry: Companies in the health care industry are subject to the additional risks of increased competition within the health care industry, changes in legislation or governmental regulations, reductions in government funding, product liability or other litigation and the obsolescence of popular products. The prices of securities of health science companies may fluctuate widely due to governmental regulation and the ability to obtain approval of their products and services, which may have a significant effect on their price and availability. In addition, these products may quickly become obsolete. Liability for products that are later alleged to be unsafe or harmful may be substantial and have a significant impact on a company’s market value or share price.

5.	Consumer Discretionary Industry: The consumer discretionary sector may be affected by fluctuations in supply and demand and changes in consumer spending and buying patterns as a result of world events, political and economic conditions, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations. Companies in this sector may also be adversely affected by the effects of inflation and disruptions in the supply chain that negatively impact the availability of products. In addition, certain companies in the consumer discretionary sector may be cyclical and have occasional sharp price movements resulting from changes in the economy, fuel prices, labor agreements and insurance costs.

6.	Consumer Staples Industry: Companies in the consumer staples sector may be affected by general economic conditions, commodity production and pricing, consumer confidence and spending, consumer preferences, interest rates, product cycles and marketing competition. Companies in the consumer staples sector may be negatively impacted by government regulations affecting their products and may also be subject to risks relating to the supply of, demand for, and prices of raw materials. In addition, the success of food, beverage, household and personal product companies, in particular, may be strongly affected by unpredictable factors, such as, demographics, consumer spending, and product trends. Companies in this sector may also be adversely affected by the effects of inflation and disruptions in the supply chain that negatively impact the availability of products. In addition, certain companies in the consumer staples sector may be cyclical and have occasional sharp price movements resulting from changes in the economy, fuel prices, labor agreements and insurance costs.

7.	Industrials: Companies in the industrials sector are subject to certain risks, including changes in supply and demand for their specific product or service and for industrial sector products in general or a decline in demand due to rapid technological developments and frequent new product introductions. The performance of these companies may also be affected by governmental regulation, world events and economic conditions and the risks of environmental damage and product liability claims. In addition, certain companies in the industrials sector may be cyclical and have occasional sharp price movements resulting from changes in the economy, fuel prices, labor agreements and insurance costs.

12

8.	Materials: Companies in the materials sector may be affected by general economic conditions, commodity production and prices, consumer preferences, interest rates, exchange rates, product cycles, marketing competition, resource depletion and environmental, import/export and other government regulations. Other risks may include liabilities for environmental damage and general civil liabilities and mandated expenditures for safety and pollution control. The materials sector may also be affected by economic cycles, technological progress and labor relations. At times, worldwide production of industrial materials has been greater than demand as a result of over-building or economic downturns, leading to poor investment returns or losses. These risks are heightened for companies in the material sector located in foreign markets.

9.	Utilities: The performance of utility stocks is expected to reflect conditions affecting the utilities industry, which is sensitive to factors such as interest rates, local and national government regulations, the price and availability of materials used in the particular utility, environmental protection or energy conservation regulations, the level of demand for services and the risk associated with construction and operating certain types of facilities.

10.	Real Estate Investment Trusts (“REITs”): While the Funds will not invest in real estate directly, they may be subject to risks similar to those associated with real estate investments because of their ability to purchase securities of companies that generate income from the real estate industry. A REIT is a pooled investment vehicle that may invest primarily in income producing real estate or real estate related loans or interests. Most REITs are structured as an Umbrella Partnership (“UPREIT”) where the REIT is the general partner and majority owner of the Operating Limited Partnership. Such REITs are dependent upon management skills, subject to the strength of the real estate market and could be affected by the following factors: overbuilding and increased competition; increases in property taxes and operating expenses; declines in the value of real estate; lack of availability of equity and debt financing to refinance maturing debt; vacancies due to economic conditions and tenant bankruptcies; losses due to costs resulting from environmental contamination and its related clean-up; changes in interest rates; changes in zoning laws; casualty or condemnation losses; variation in rental income; changes in neighborhood values and functional obsolescence; damage to real estate resulting from floods, earthquakes, terrorist attacks, or other material disasters that may not be covered by insurance; and appeal of properties to tenants. Other REITs that operate as property leasing companies for a particular industry, such as the wireless network or timber industries, are more dependent on the strength of their underlying industry than the strength of the real estate market. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the “Code”), and failing to maintain exemption from the 1940 Act. To the extent that the management fees paid to a REIT are for the same or similar services as the management fees paid by the Fund, there will be a layering of fees, which would increase the Fund’s underlying expenses.

11.	Commodities: The performance of securities whose performance is linked to the price of an underlying commodity or commodity index depends to a great extent on the performance of the commodity in which they invest and involve the risks and pricing characteristics similar to direct investments in that commodity. Precious metals such as gold, silver, platinum and palladium, have at times been subject to substantial price fluctuations over short periods of time and may be affected by unpredictable monetary and political policies such as currency devaluations or revaluations, economic and social conditions within a country, trade imbalances, or trade or currency restrictions between countries. Investments in precious metals can present concerns such as delivery, storage, and maintenance, possible illiquidity, and the unavailability of accurate market valuations. Investments in energy-related industries may be affected by changes in supply and demand and government regulations. Other types of commodities may be subject to certain risks, including regulatory, economic, environmental and political developments, weather events, natural disasters and market disruptions.

12.	Energy Industry: Companies in the energy industry, such as coal, natural gas and crude oil, may have distinctly higher volatility than other types of securities, due in part to their physical properties which can affect the available supply and the real time pricing of these commodities. Factors unique to energy stocks include: research and development, location, recovery costs, transportation costs, conversion costs and storage costs, as well as global demand and other events that can affect demand such as war, weather and alternative energy sources. Natural gas and crude oil are especially susceptible to changes in supply and global demand and may be susceptible to international political and economic developments and the success of exploration projects. The oil and natural gas market has experienced periods of volatility and fluctuation that is often based on factors which may be out of the control of the

13

issuers of such securities. Fluctuations in the energy market may impact the price of securities exposed indirectly to energy risk, including securities issued by governments in countries where the economy depends heavily on commodities and in the securities of issuers located in or exposed to such countries. Energy companies may have high levels of debt and may be more likely to restructure their businesses if there are downturns in energy markets or the economy as a whole.

Variable and Floating Rate Securities. The Funds may invest in variable or floating rate securities which adjust the interest rate paid at periodic intervals based on an interest rate index. Typically, floating rate securities use as their benchmark an index such as the 1, 3 or 6 month LIBOR, 3, 6 or 12 month Treasury bills, or the federal funds rate. Resets of the rates can occur at predetermined intervals or whenever changes in the benchmark index occur.

Municipal Obligations. Municipal obligations include bonds, notes and commercial paper issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from federal income taxes (without regard to whether the interest thereon is also exempt from the personal income taxes of any state). Municipal bonds are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. The two principal classifications of municipal bonds are “general obligation” and “revenue” bonds. General obligation bonds are secured by the issuer’s pledge of its good faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Industrial development bonds which are municipal obligations are in most cases revenue bonds and do not generally constitute the pledge of the credit of the issuer of such bonds.

The yields on municipal obligations are dependent on a variety of factors, including supply and demand, liquidity and general conditions of the municipal market, size of a particular offering, the maturity of the obligation and rating (if any) of the issue. Like other debt securities, municipal obligations are subject to credit risk, interest rate risk and call risk. Obligations of certain issuers of municipal obligations may not be enforceable under the exercise of traditional creditors’ rights. Litigation and natural disasters, as well as adverse economic, business, legal or political developments may introduce uncertainties in the market for municipal bonds or materially affect the credit risk of particular bonds. Certain municipalities of the U.S. and its territories are financially strained and may face the possibility of default on their debt obligations, which could directly or indirectly affect other municipal obligations. In August 2015, Puerto Rico became the first U.S. commonwealth to default on its debt and has approximately $74 billion of outstanding bond debt.

Illiquid Investments. The Funds may invest up to 15% of net assets in illiquid securities, which are investments that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. This restriction is not limited to the time of purchase. Under the supervision of the Board, the Advisor determines the liquidity of a Fund’s investments, and through reports from the Advisor, the Trustees monitor investments in illiquid instruments. In determining the liquidity of a Fund’s investments, the Advisor may consider various factors including (i) the frequency of trades and quotations; (ii) the number of dealers and prospective purchasers in the marketplace; (iii) dealer undertakings to make a market; (iv) the nature of the security (including any demand or tender features); and (v) the nature of the marketplace for trades (including the ability to assign or offset the Fund’s rights and obligations relating to the investment). If through a change in values, net assets, or other circumstances, a Fund was in a position where more than 15% of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity. Investment in illiquid securities poses risks of potential delays in resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a Fund may be unable to dispose of illiquid securities promptly or at reasonable prices.

Liquidity Risk for Fixed Income Securities. Certain investments that were liquid at the time of purchase may later become illiquid, particularly in times of overall economic stress or during changing regulatory, market or other conditions. Liquidity risk may result from the lack of an active market, the reduced number of traditional market participants, or the reduced capacity of traditional market participants to make a market in fixed-income securities. The capacity of traditional dealers to engage in fixed-income trading has not kept pace with the bond market’s growth. As a result, dealer inventories of corporate bonds, which indicate the ability to “make markets,” i.e., buy or sell a security at the quoted bid and ask price, respectively, are at or near historic lows relative to market size. Because market makers provide stability to fixed income markets, the significant reduction in dealer inventories could lead to decreased liquidity and increased volatility, which may become exacerbated during periods of economic or political stress. In addition, liquidity risk may be magnified in a rising interest rate environment in which

14

investor redemptions from fixed-income mutual funds may be higher than normal; the selling of fixed-income securities to satisfy fund shareholder redemptions may result in an increased supply of such securities during periods of reduced investor demand due to a lack of buyers, thereby impairing the Fund’s ability to sell such securities.

Description of Bond Ratings. A description of the various bond ratings used by the NRSROs (Moody’s, S&P and Fitch, Inc. ratings) is attached to this SAI as Appendix A. A rating by an NRSRO represents the organization’s opinion as to the credit quality of the security being traded. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Advisor believes that individual analysts give different weightings to the various factors involved in credit analysis, and the quality of fixed-income securities in which the Funds may invest should be continuously reviewed. A rating is not a recommendation to purchase, sell or hold a security because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one NRSRO, each rating is evaluated independently. Ratings are based on current information furnished by the issuer or obtained from other sources that are considered reliable by the NRSROs. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

Interest Rate Risks. Interest rate changes can be sudden and unpredictable and are driven by a wide variety of factors, including central bank monetary policies, inflation rates, supply and demand and general economic conditions. Over the longer term rising interest rates may present greater risks than has historically been the case due to the recent period of low rates, the effect of government fiscal initiatives and the potential market reaction to those initiatives. A negative interest rate policy is an unconventional central bank monetary policy tool where nominal target interest rates are set with a negative value (i.e., below zero percent) intended to help create self-sustaining growth in the local economy. For example, if a bank charges negative interest, instead of receiving interest on deposits, a depositor must pay the bank fees to keep money with the bank. These market conditions may increase a Fund’s exposures to interest rate risk. To the extent a Fund has a bank deposit or holds a debt instrument with a negative interest rate to maturity, a Fund would generate a negative return on that investment. If negative interest rates become more prevalent in the market, it is expected that investors will seek to reallocate assets to other income-producing assets such as investment grade and high–yield debt instruments or equity investments that pay a dividend. This increased demand for higher yielding assets may cause the price of such instruments to rise while triggering a corresponding decrease in yield and the value of debt instruments over time.

Warrants and Rights. Warrants are essentially options to purchase equity securities at a specific price and are valid for a specific period of time (generally two or more years). Prices of warrants may be volatile and do not necessarily move in concert with the prices of the underlying securities. Rights are similar to warrants but generally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

Special Purpose Acquisition Companies. A special purpose acquisition company (“SPAC”) is a publicly traded company that raises investment capital in the form of a blind pool via an initial public offering (“IPO”) for the purpose of acquiring or merging with an existing company. The shares of a SPAC are typically issued in “units” that include one share of common stock and one right or warrant (or partial right or warrant) conveying the right to purchase additional shares or partial shares. At a specified time following the IPO (generally 1-2 months), the rights and warrants may be separated from the common stock at the election of the holder, after which they become freely tradeable. After going public and until an acquisition is completed, a SPAC generally invests the proceeds of its IPO (less a portion retained to cover expenses), which are held in trust, in government securities, money market securities and cash. To the extent the SPAC is invested in cash or similar securities, this may impact a Fund’s ability to meet its investment objective. If a SPAC does not complete an acquisition within a specified period of time after going public, the SPAC is dissolved, at which point the invested funds are returned to the SPAC’s shareholders (less certain permitted expenses) and any rights or warrants issued by the SPAC expire worthless. Because SPACs and similar entities are in essence blank check companies without an operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify a merger target and complete a profitable acquisition. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. The securities issued by a SPAC, which are typically traded in the over-the-counter market, may be considered illiquid and/or be subject to restrictions on resale. In addition, investments in SPACs may be subject to the same risks as investing in any initial public offering, including the risks associated with companies that have little operating history as public companies, including unseasoned trading, small number of shares available for trading and limited information about the issuer.

15

Inflation and Deflation. The Funds may be subject to inflation and deflation risk. Inflation risk is the risk that the present value of assets or income of the Funds will be worth less in the future as inflation decreases the present value of money. Unanticipated or persistent inflation may have a material and adverse impact on the financial condition or results of operations of companies in which a Fund may invest, which may cause the value of as Fund’s holdings in such companies to decline. In addition, higher interest rates that often accompany or follow periods of high inflation may cause investors to favor asset classes other than common stocks, which may lead to broader market declines not necessarily related to the performance of specific companies. Deflation risk is the risk that the prices of goods and services in the U.S. and many foreign economies may decline over time. Deflation may have an adverse effect on stock prices and the creditworthiness of issuers and may make defaults on debt more likely. If a country’s economy slips into a deflationary pattern, it could last for a prolonged period and be difficult to reverse.

Market Events and Global Economic Risks. General economic and financial conditions and events in particular countries or geographic regions may adversely impact the prices of securities held by the Funds. Global economies and financial markets are increasingly interconnected, which increases the possibility that conditions in one country or region might adversely impact issuers in, or foreign exchange rates with, a different country or region. In addition, investments in securities of U.S. companies may create indirect exposure to non-U.S. markets if any issuers of these securities are exposed to non-U.S. markets or if any issuer does business in or relies on suppliers from non-U.S. markets. The severity and duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations. The imposition of sanctions by the U.S. or another government or country could cause disruptions to the country’s financial system and economy, which could negatively impact the value of securities issued by that country.

Geopolitical and other risks, including war, terrorism, social unrest, trade disputes, political or economic dysfunction within some nations, public health crises and related geopolitical events, as well as environmental disasters such as earthquakes, fires, and floods, may add to instability in world economies and markets generally. Previous pandemics and other widespread public health emergencies, including outbreaks of infectious diseases such as SARS, H1N1/09 flu, avian flu, Ebola and COVID-19, resulted in market volatility and disruption, and future such emergencies have the potential to materially and adversely impact economic production and activity in ways that are impossible to predict, all of which may result in significant losses to a Fund’s investments. The extent of any impact on a Fund and the broader market from future such events will depend on many factors, all of which are highly uncertain and may include significant reductions in revenue and growth, unexpected operational losses and liabilities, impairments to credit quality and reductions in the availability of capital. In addition, the operations of a Fund may be significantly impacted as a result of government quarantine measures, restrictions on travel and movement, remote-working requirements and other factors related to public health emergencies. Any such impact could adversely affect a Fund’s performance and the performance of the securities in which a Fund invests. The impact of these events and other epidemics or pandemics in the future could adversely affect the Funds’ performance.

Russia’s invasion of Ukraine beginning in February 2022, the responses and sanctions by the United States and other countries, and the potential for wider conflict have had, and could continue to have, severe adverse effects on regional and global economic markets for securities and commodities. Following Russia’s actions, various governments, including the United States, have issued, a prohibition on doing business with certain Russian companies, large financial institutions, officials and oligarchs; the removal by certain countries and the EU of selected Russian banks from the Society for Worldwide Interbank Financial Telecommunications (“SWIFT”), the electronic banking network that connects banks globally; and restrictive measures to prevent the Russian Central Bank from undermining the impact of the sanctions. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on countries that provide military or economic support to Russia. The current events, including sanctions and the potential for future sanctions, and Russia’s retaliatory responses to those sanctions and actions, may continue to adversely impact the Russian economy. The duration of ongoing hostilities and the vast array of sanctions and related events cannot be predicted.

In October 2023, large scale terrorist attacks by Hamas were conducted inside of Israel. Israel’s response to the attacks begun shortly thereafter and have continued. While negotiations regarding the conflict are ongoing, there is currently no definitive end to the conflict. Additionally in February 2026, the United States, in conjunction with Israel launched attacks on the Republic of Iran. Such conflicts in the Middle East could have an adverse effect on energy prices which may have a negative effect on equity markets and the global economy as a whole. The exact duration and implications of the ongoing hostilities are unknown.

In addition to financial market volatility, the reduced liquidity in credit and fixed-income markets may adversely affect many issuers worldwide. This reduced liquidity may result in less money being available to purchase raw materials, goods and

16

services, which may, in turn, bring down the prices of these economic staples. It may also result in issuers having more difficulty obtaining financing, which may, in turn, cause a decline in their stock prices. The U.S. Government has acted to calm credit markets and increase confidence in the U.S. economy by lowering interest rates and injecting liquidity into the markets and is now increasing interest rates in an effort to combat inflation. Any interest rate increase by the Federal Reserve could cause markets to experience high volatility. These events and possible continuing market volatility may have an adverse effect on the Funds, including making it more difficult for a Fund to accurately value its securities or to sell its securities on a timely basis. In addition, there is a risk that the prices of goods and services in the U.S. and many foreign economies may decline over time, known as deflation. Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely. If a country’s economy slips into a deflationary pattern, it could last for a prolonged period and may be difficult to reverse.

Cybersecurity Risk. Each Fund and its service providers may be prone to operational and information security risks resulting from cyber-attacks. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, preventing legitimate users from accessing information or services on a website, releasing confidential information without authorization, and causing operational disruption. Successful cyber-attacks affecting the Funds, the Advisor, custodian, transfer agent, intermediaries, and other third-party service providers may adversely impact the Funds. For instance, cyber-attacks may interfere with the processing of shareholder transactions; impact the ability to calculate a Fund’s NAV; cause the release of private shareholder information or confidential business information; impede trading; or subject a Fund to regulatory fines, financial losses, additional compliance costs associated with corrective measures, or cause reputational damage. Cyber-attacks may render records of the Fund’s assets or transactions, shareholder ownership of Fund shares, and other data integral to the functioning of the Fund inaccessible, inaccurate, or incomplete. There is no guarantee that efforts designed to reduce the risks associated with cybersecurity will succeed, especially since there are inherent limitations in the efforts, including that certain risks have not been identified, given the evolving nature of this threat. The Funds rely on third party service providers for many of their daily operations and are subject to the risk that the protections and protocols implemented by those service providers will be ineffective to protect the Funds from cyber-attacks. Similar types of cyber security risk are also present for the issuers of securities in which the Funds invest, which could result in material adverse consequences for such issuers and may cause a Fund’s investment in such securities to lose value.

PORTFOLIO TRANSACTIONS

Subject to the policies established by the Board, the Advisor makes decisions with respect to, and places orders for all purchases and sales of portfolio securities for the Funds. The Advisor shall manage each Fund’s portfolio in accordance with the terms of the investment advisory agreement (the “Advisory Agreement”) by and between the Advisor and the Trust on behalf of each Fund, which is described in detail under “Management and Other Service Providers.” The Advisor serves as investment advisor for a number of client accounts, including the Funds. Investment decisions for each Fund are made independently from those for any other series of the Trust, if any, and for any other investment companies and accounts advised or managed by the Advisor.

Brokerage Selection. The Board has adopted, and the Trustees have approved, policies and procedures relating to the direction of fund portfolio securities transactions to broker-dealers. The Advisor may not give consideration to sales of shares of a Fund as a factor in selecting broker-dealers to execute portfolio securities transactions. The Advisor may, however, place portfolio transactions with broker-dealers that promote or sell a Fund’s shares so long as such transactions are done in accordance with the policies and procedures established by the Trustees that are designed to ensure that the selection is based on the quality of the broker’s execution and not on its sales efforts. In selecting brokers to be used in portfolio transactions, the general guiding principle is to obtain the best overall execution for each trade, which is a combination of price and execution. With respect to execution, the Advisor considers a number of discretionary factors, including, without limitation, the actual handling of the order, the ability of the broker to settle the trade promptly and accurately, the financial standing of the broker, the ability of the broker to position stock to facilitate execution, past experience with similar trades, and other factors that may be unique to a particular order. Recognizing the value of these discretionary factors, the Advisor may select brokers who charge a brokerage commission that is higher than the lowest commission that might otherwise be available for any given trade.

Under Section 28(e) of the Securities Exchange Act of 1934, as amended, as well as the Advisory Agreement, the Advisor is authorized to pay a brokerage commission in excess of that which another broker might have charged for effecting the same transaction, in recognition of the value of brokerage and/or research services provided by the broker. The research received by the Advisor may include, without limitation: information on the United States and other world economies; information on specific industries, groups of securities, individual companies, and political and other relevant news developments affecting markets and specific securities; technical and quantitative information about markets; analysis of proxy proposals affecting

17

specific companies; accounting and performance systems that allow the Advisor to determine and track investment results; and trading systems that allow the Advisor to interface electronically with brokerage firms, custodians, and other providers. Research is received in the form of written reports, telephone contacts, personal meetings, research seminars, software programs, and access to computer databases. In some instances, research products or services received by the Advisor may also be used for functions that are not research related (i.e. not related to the making of investment decisions). Where a research product or service has a mixed use, the Advisor will make a reasonable allocation according to the use and will pay for the non-research function in cash using its own funds.

The research and investment information services described above make the views and information of individuals and research staff of other securities firms available to the Advisor for their analysis and consideration. These services may be useful to the Advisor in connection with advisory clients other than the Funds and not all such services may be useful to the Advisor in connection with the Funds. Although such information may be a useful supplement to the Advisor’s own investment information in rendering services to the Funds, the value of such research and services is not expected to reduce materially the expenses of the Advisor in the performance of its services under the Advisory Agreement and will not reduce the management fees payable to the Advisor by each Fund.

Each Fund may invest in securities traded in the OTC market. In these cases, a Fund may initiate trades through brokers on an agency basis and pay a commission in connection with the transaction. A Fund may also effect these transactions by dealing directly with the dealers who make a market in the securities involved, in which case the costs of such transactions would involve dealer spreads rather than brokerage commissions. With respect to securities traded only in the OTC market, orders will be executed on a principal basis with primary market makers in such securities except where better prices or executions may be obtained on an agency basis or by dealing with those other than a primary market maker.

Each Fund’s fixed income portfolio transactions may be executed through broker-dealers on an agency basis or be principal transactions executed in over the counter markets on a “net” basis, which may include a dealer mark up. Where possible, the Advisor will deal directly with the broker-dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. Such broker-dealers usually act as principal for their own account.

The Funds may participate, if and when practicable, in bidding for the purchase of Fund securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. The Funds will engage in this practice, however, only when the Advisor, in its sole discretion, believes such practice to be otherwise in a Fund’s interest.

Aggregated Trades. While investment decisions for a Fund are made independently of the Advisor’s other client accounts, the other client accounts may invest in the same securities as a Fund. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for other investment companies or accounts in executing transactions. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund and another investment company or account, the transaction will be averaged as to price and available investments allocated as to amount in a manner which the Advisor believes to be equitable to a Fund and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or sold by a Fund. Aggregated trades for limited investment opportunities, such as initial public offerings, will be made on a pro-rata basis.

Portfolio Turnover. Portfolio turnover is a ratio that indicates how often the securities in a mutual fund’s portfolio change during a year’s time. Higher numbers indicate a greater number of changes, and lower numbers indicate a smaller number of changes. The annualized portfolio turnover rate for a Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average value of the portfolio securities owned during the fiscal year. The calculation excludes all securities whose maturities or expiration dates at the time of acquisition are one year or less. Portfolio turnover of a Fund may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of shares and by requirements that enable a Fund to receive favorable tax treatment. Portfolio turnover will not be a limiting factor in making Fund decisions, and a Fund may engage in short-term trading to achieve its investment objective. High rates of portfolio turnover could lower performance of a Fund due to increased transaction costs and may also result in the realization of short-term capital gains taxed at ordinary income tax rates.

18

The portfolio turnover rate for each Fund over the three most recent fiscal years ended November 30 is set forth below.

	2025	2024[1]	2023[1]
Zacks All-Cap Core Fund	18%	15%	35%
Zacks Small-Cap Core Fund	107%	135%	100%
Zacks Dividend Fund	17%	11%	43%

[1]	Information for periods prior to January 26, 2024 is that of the Predecessor Fund to each Fund.

DESCRIPTION OF THE TRUST

The Trust, which is a statutory trust organized under Delaware law on November 14, 2019, is an open-end management investment company. The Trust’s Agreement and Declaration of Trust authorizes the Trustees to divide shares into series, each series relating to a separate portfolio of investments, and to classify and reclassify any unissued shares into one or more classes of shares of each such series. The Trust currently consists of four series. Additional series and/or classes may be created from time to time. The number of shares in each series of the Trust shall be unlimited. When issued for payment as described in the Prospectus and this SAI, shares of each Fund will be fully paid and non-assessable and shall have no preemptive rights. The Trust does not issue share certificates.

In the event of a liquidation or dissolution of the Trust or an individual series, such as a Fund, shareholders of a particular series would be entitled to receive the assets available for distribution belonging to such series. Shareholders of a series are entitled to participate equally in the net distributable assets of the particular series involved in the liquidation, based on the number of shares of the series that are held by each shareholder. If there are any assets, income, earnings, proceeds, funds, or payments, that are not readily identifiable as belonging to any particular series, the Trustees shall allocate them among any one or more of the series as they, in their sole discretion, deem fair and equitable.

Shareholders of all of the series of the Trust, including the Funds, will vote together and not separately on a series-by-series or class-by-class basis, except as otherwise required by law or when the Trustees determine that the matter to be voted upon affects only the interests of the shareholders of a particular series or class. The Trust has adopted a Rule 18f-3 Multi-class Plan for the Funds that contains the general characteristics of and conditions under which such series may offer multiple classes of shares. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series or class affected by the matter. A series or class is affected by a matter unless it is clear that the interests of each series or class in the matter are substantially identical or that the matter does not affect any interest of the series or class. Under Rule 18f-2, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a series only if approved by a majority of the outstanding shares of such series. However, the rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts, and the election of Trustees may be effectively acted upon by shareholders of the Trust voting together, without regard to a particular series or class. Rights of shareholders can only be modified by a majority vote.

When used in the Prospectus or this SAI, a “majority” of shareholders means the vote of the lesser of (i) 67% of the shares of the Trust or the applicable series or class present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy or (ii) more than 50% of the outstanding shares of the Trust or the applicable series or class.

Shareholders are entitled to one vote for each full share and a fractional vote for each fractional share held. Shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees, and in this event, the holders of the remaining shares voting will not be able to elect any Trustees.

The Trustees will hold office indefinitely, except that: (i) any Trustee may resign or retire, and (ii) any Trustee may be removed: (a) any time by written instrument signed by at least two-thirds of the number of Trustees prior to such removal; (b) at any meeting of shareholders of the Trust by a vote of two-thirds of the outstanding shares of the Trust; or (c) by a written declaration signed by shareholders holding not less than two-thirds of the outstanding shares of the Trust. In case a vacancy on the Board

19

shall for any reason exist, the vacancy shall be filled by the affirmative vote of a majority of the remaining Trustees, subject to certain restrictions under the 1940 Act. Otherwise, there will normally be no meeting of shareholders for the purpose of electing Trustees, and the Trust does not expect to have an annual meeting of shareholders.

The Agreement and Declaration of Trust provides that the Trustees will not be liable in any event in connection with the affairs of the Trust, except as such liability may arise from a Trustee’s bad faith, willful misfeasance, gross negligence, or reckless disregard of duties. It also provides that all third parties shall look solely to the Trust’s property for satisfaction of claims arising in connection with the affairs of the Trust. With the exceptions stated, the Agreement and Declaration of Trust provides that a Trustee or officer is entitled to be indemnified against all liability in connection with the affairs of the Trust.

MANAGEMENT AND OTHER SERVICE PROVIDERS

The business of the Trust is managed under the direction of the Board in accordance with the Agreement and Declaration of Trust and the Trust’s By-laws (the “Governing Documents”), which have been filed with the SEC and are available upon request. The Board consists of 3 individuals, 2 of whom are not “interested persons” (as defined under the 1940 Act) of the Trust or any investment adviser to any series of the Trust (“Independent Trustees”). Pursuant to the Governing Documents, the Trustees shall elect officers including a President, a Secretary, a Treasurer, a Principal Executive Officer and a Principal Accounting Officer. The Board retains the power to conduct, operate and carry on the business of the Trust and has the power to incur and pay any expenses, which, in the opinion of the Board, are necessary or incidental to carry out any of the Trust’s purposes. The Trustees, officers, employees and agents of the Trust, when acting in such capacities, shall not be subject to any personal liability except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties.

Board Leadership Structure

The Trust is led by David J. Kaufman, who has served as the Chairman of the Board since June 22, 2021. Under certain 1940 Act governance guidelines that apply to the Trust, the Independent Trustees will meet in executive session, at least quarterly. Under the Governing Documents, the Chairman of the Board is responsible for (a) presiding at board meetings, (b) calling special meetings on an as-needed basis, (c) execution and administration of Trust policies including (i) setting the agendas for board meetings and (ii) providing information to board members in advance of each board meeting and between board meetings. The Trust believes that its Chairman, the independent chair of the Audit Committee, and, as an entity, the full Board, provide effective leadership that is in the best interests of the Trust, its funds and each shareholder.

Board Risk Oversight

The Board has a standing independent Audit Committee and Nominating and Governance Committee, each with a separate chair. The Board is responsible for overseeing risk management, and the full Board regularly engages in discussions of risk management and receives compliance reports that inform its oversight of risk management from its Chief Compliance Officer at quarterly meetings and on an ad hoc basis, when and if necessary. The Audit Committee considers financial and reporting risk within its area of responsibilities. Generally, the Board believes that its oversight of material risks is adequately maintained through the compliance-reporting chain where the Chief Compliance Officer is the primary recipient and communicator of such risk-related information. The primary purposes of the Nominating and Governance Committee are to consider and evaluate the structure, composition and operation of the Board, to evaluate and recommend individuals to serve on the Board, and to consider and make recommendations relating to the compensation of the Trust’s independent trustees. The Nominating and Governance Committee may consider recommendations for candidates to serve on the Board from any source it deems appropriate.

Trustee Qualifications

Generally, the Trust believes that each Trustee is competent to serve because of their individual overall merits. The Board also has considered the following experience, qualifications, attributes, and/or skills, among others, of its members, as applicable, in reaching its conclusion: (i) such person’s business and professional experience and accomplishments, including prior experience in the financial services and investment management fields or on other boards; (ii) such person’s ability to work effectively with the other members of the Board; (iii) how the individual’s skills, experiences, and attributes would contribute to an appropriate mix of relevant skills and experience on the Board; (iv) such person’s character and integrity; (v) such person’s willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Trustee; and (vi) as to each Trustee his status as an Independent Trustee.

In addition, the following specific experience, qualifications, attributes and/or skills were considered in respect of the listed Trustee.

20

Mitch Zacks is the President and Chief Executive Officer of the Advisor. He is also a Portfolio Manager at the Advisor overseeing the modeling and quantitative process. Mr. Zacks joined the Advisor in 1996 and has been a portfolio manager with the firm since 1999. Mr. Zacks wrote a weekly finance column for the Chicago Sun-Times and has written two books on quantitative investment strategies, which were published in 2003 and 2011. Prior to joining Zacks Investment Management in 1997, Mitch was an investment banking analyst at Lazard Freres in New York. Mitch graduated cum laude from Yale University with distinction in his major of Economics. He received his M.B.A with high honors in his concentration of Analytic Finance and Statistics from the University of Chicago.

David J. Kaufman is a partner and Co-Chair of Thompson Coburn LLP’s Corporate and Securities Practice Group, a national law firm with over 400 lawyers. He has been practicing law for over 30 years. As part of his practice, he frequently provides ongoing SEC compliance and reporting advice as well as providing public company boards of directors, board committees and officers with guidance regarding their fiduciary duties and other obligations. He received his undergraduate degree in honors, with distinction, Master’s in Public Policy and Juris Doctorate from the University of Michigan, Ann Arbor.

Stuart Kaufman has over 22 years of operating, credit and financial advisory experience including the management of distressed corporate turnarounds, balance sheet and operational restructurings, corporate credit assessment and management. Prior to a career in interim management and business advisory, he worked in the telecommunications and natural resources industries and in financial services including structured financing and credit at prominent global financial institutions.

Each Trustee’s ability to perform his duties effectively also has been enhanced by his educational background and professional training. The Trust does not believe any one factor is determinative in assessing a Trustee’s qualifications, but that the collective experience of each Trustee makes them each highly qualified.

The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246.

Name and Year of Birth	Position held with Funds or Trust	Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees
David J. Kaufman 1963	Independent Trustee, Chairman	Since 6/2021	Partner, Thompson Coburn, LLP (law firm) (since 2013).	7	None
Stuart Kaufman 1968	Independent Trustee	Since 6/2021	Managing Director, Areté Capital Partners (2023-Present); Managing Director, Portage Point, LLC (consulting company) (2018-2022).	7	None
Interested Trustee
Mitch Zacks 1973	Trustee, President, and Principal Executive Officer	Since 6/2021	President and Chief Executive Officer (since 2019) and Portfolio Manager, Zacks Investment Management, Inc. (since 1999).	7	None

21

Name and Year of Birth	Position held with Funds or Trust	Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Other Officers
Donald Ralph 1950	Treasurer, Principal Accounting Officer, and Principal Financial Officer	Since 6/2021	CFO, Zacks Investment Management (since December 2010).	n/a	n/a
Brittany Weise 1990	Secretary	Since 2/2026	Associate Vice President and Legal Counsel, Ultimus Fund Solutions, LLC (since December 2025); Principal Legal Counsel at ALPS Fund Services, Inc (2024-2025); Associate Counsel at Ultimus (2022-2024). Attorney at Morgan & Morgan P.A. (formerly Mitcheson & Lee LLP) (2019-2022).	n/a	n/a
Chad Bitterman 1972	Chief Compliance Officer	Since 6/2021	Compliance Officer, Northern Lights Compliance Services, LLC (since 2010).	n/a	n/a

Board Committees

Audit Committee

The Board has an Audit Committee that consists of all the Trustees who are not “interested persons” of the Trust within the meaning of the 1940 Act. The Audit Committee’s responsibilities include: (i) recommending to the Board the selection, retention or termination of the Trust’s independent auditors; (ii) reviewing with the independent auditors the scope, performance and anticipated cost of their audit; (iii) discussing with the independent auditors certain matters relating to the Trust’s financial statements, including any adjustment to such financial statements recommended by such independent auditors, or any other results of any audit; (iv) reviewing on a periodic basis a formal written statement from the independent auditors with respect to their independence, discussing with the independent auditors any relationships or services disclosed in the statement that may impact the objectivity and independence of the Trust’s independent auditors and recommending that the Board take appropriate action in response thereto to satisfy itself of the auditor’s independence; and (v) considering the comments of the independent auditors and management’s responses thereto with respect to the quality and adequacy of the Trust’s accounting and financial reporting policies and practices and internal controls. The Audit Committee operates pursuant to an Audit Committee Charter. The Audit Committee is responsible for seeking and reviewing nominee candidates for consideration as Independent Trustees as is from time to time considered necessary or appropriate. The Audit Committee generally will not consider shareholder nominees. The Audit Committee is also responsible for reviewing and setting Independent Trustee compensation from time to time when considered necessary or appropriate. The Audit Committee met three times during the fiscal year ended November 30, 2025.

22

Nominating and Governance Committee

The Board has a Nominating and Governance Committee that consists of all the Trustees who are not “interested persons” of the Trust within the meaning of the 1940 Act. The Committee’s responsibilities (which may also be conducted by the Board) include: (i) recommend persons to be nominated or re-nominated as Trustees; (ii) review the Funds’ officers, and conduct Chief Compliance Officer searches, as needed, and provide consultation regarding other CCO matters, as requested; (iii) review trustee qualifications, performance, and compensation; (iv) review periodically with the Board the size and composition of the Board as a whole; (v) annually evaluate the operations of the Board and its Committees and assist the Board in conducting its annual self-evaluation; (vi) make recommendations on the requirements for, and means of, Board orientation and training; (vii) periodically review the Board’s corporate Governance policies and practices and recommend, as it deems appropriate, any changes to the Board; and (ix) consider any corporate governance issues that arise from time to time, and to develop appropriate recommendations for the Board. The Nominating Committee met once during the fiscal year ended November 30, 2025.

Compensation

Each Independent Trustee will receive an annual fee of $30,000 to be paid by the Trust for his service as a Trustee of the Board and for serving in his respective capacity as Chair of the Audit Committee and Nomination and Governance Committee, a per meeting fee of $5,000 for each regularly scheduled Board meeting, and reimbursement for any reasonable expenses incurred for attending regularly scheduled Board and Committee meetings..

None of the interested Trustees or executive officers receive compensation from the Trust.

The table below details the amount of compensation the Trustees received from the Trust during the fiscal year ended November 30, 2025. Each Independent Trustee is expected to attend all quarterly meetings during the period. The Trust does not have a bonus, profit sharing, pension or retirement plan.

Name of Trustees	Aggregate Compensation from each Fund[1]	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Funds and Fund Complex Paid to Trustees
Independent Trustees
David J. Kaufman	$2,970	None	None	$19,250
Stuart Kaufman	$2,970	None	None	$19,250
[1]	The Zacks Quality International ETF commenced operations on August 18, 2025 and paid $1,430 to each Independent Trustee.

Beneficial Equity Ownership Information. The table below shows for each Trustee, the amount of Fund equity securities beneficially owned by each Trustee, and the aggregate value of all investments in equity securities of the Fund complex, as of December 31, 2025, and stated as one of the following ranges: A = None; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; and E = over $100,000.

Name of Trustee	Dollar Range of Equity Securities in the Zacks All-Cap Core Fund	Dollar Range of Equity Securities in the Zacks Small-Cap Core Fund	Dollar Range of Equity Securities in the Zacks Dividend Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
David J. Kaufman	A	A	A	A
Stuart Kaufman	A	A	A	A
Mitch Zacks	D	D	D	E

23

Ownership of Securities of Advisor, Distributor, or Related Entities. As of December 31, 2025, none of the Independent Trustees or their immediate family members owned beneficially or of record any securities of the Advisor, the Funds’ distributor, or any person controlling, controlled by, or under common control with the Advisor or the Funds’ distributor.

Control Persons and Principal Holders of Securities. The Trustees and officers of the Trust collectively owned less than 1% of each Fund’s outstanding shares as of March 1, 2026.

As of March 3, 2026, to the Trust’s knowledge, the following shareholders owned of record or beneficially 5% or more of the outstanding shares of each class of each Fund. Shareholders owning 25% or more of outstanding shares may be in control and may be able to affect the outcome of certain matters presented for a vote of Shareholders.

Zacks All-Cap Core Fund – Institutional Class
Name and Address	Percentage Owned	Type of Ownership
LPL FINANCIAL ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121	43.41%	Record
CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS OPERATIONS SAN FRANCISCO CA 94104-4122	20.67%	Record
MERRILL LYNCH PIERCE FENNER & SMITH INC 4800 DEER LAKE DR E JACKSONVILLE FL 32246	13.02%	Record
NATIONAL FINANCIAL SERVICES, LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310	12.96%	Record
Zacks Small-Cap Core Fund – Investor Class
Name and Address	Percentage Owned	Type of Ownership
LPL FINANCIAL ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121	33.24%	Record
PERSHING LLC P. O. BOX 2052 JERSEY CITY, NJ 07303	23.30%	Record
CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS OPERATIONS SAN FRANCISCO CA 94104-4122	14.41%	Record
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310	12.01%	Record

24

Zacks Small-Cap Core Fund – Institutional Class
Name and Address	Percentage Owned	Type of Ownership
LPL FINANCIAL ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121	32.80%	Record
UBS WM USA 610 OMNI ACCOUNT MF ATTN DEPT MGR 1000 HARBOR BLVD WEEHAWKEN, NJ 07086	30.00%	Record
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310	13.66%	Record
CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS OPERATIONS SAN FRANCISCO CA 94104-4122	10.67%	Record
PERSHING LLC P. O. BOX 2052 JERSEY CITY, NJ 07303	6.21%	Record
Zacks Dividend Fund – Investor Class
Name and Address	Percentage Owned	Type of Ownership
CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS OPERATIONS SAN FRANCISCO CA 94104-4122	39.22%	Record
PERSHING LLC P. O. BOX 2052 JERSEY CITY, NJ 07303	26.04%	Record
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310	16.12%	Record
LPL FINANCIAL ATTN MUTUAL FUND TRADING SAN DIEGO CA 92121	15.41%	Record
Zacks Dividend Fund – Institutional Class
Name and Address	Percentage Owned	Type of Ownership
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY, NJ 07310	50.17%	Record
CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS OPERATIONS SAN FRANCISCO CA 94104-4122	36.34%	Record
LPL FINANCIAL ATTN MUTUAL FUND TRADING SAN DIEGO CA 92121	7.12%	Record

25

Potential Conflicts of Interest. As a general matter, certain conflicts of interest may arise in connection with a portfolio manager’s management of a Fund’s investments, on the one hand, and the investments of other accounts for which a portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of a Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute a Fund’s portfolio trades and/or specific uses of commissions from a Fund’s portfolio trades (for example, research, or “soft dollars”, if any). The Advisor has adopted policies and procedures and has structured the portfolio manager’s compensation in a manner reasonably designed to safeguard the Funds from being negatively affected as a result of any such potential conflicts.

Investment Advisor. Zacks Investment Management, Inc., 10 South Riverside Plaza, Suite 1600, Chicago, Illinois 60606-3830, serves as each Fund’s investment adviser. The Advisor is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended.

Subject to the supervision of the Board, the Advisor is responsible for the overall management of each Fund’s investment-related business affairs. Pursuant to the Advisory Agreement with the Trust, on behalf of each Fund, the Advisor, subject to the supervision of the Board, and in conformity with the stated policies of the Funds, manages the portfolio investment operations of each Fund. The Advisor has overall supervisory responsibilities for the general management and investment of each Fund’s securities portfolio, as detailed below, which are subject to review and approval by the Board. In general, the Advisor’s duties include setting each Fund’s overall investment strategies and asset allocation. The Advisor had approximately $14.62 billion in assets under management as of December 31, 2025.

Pursuant to the Advisory Agreement, the Advisor, under the supervision of the Board, agrees to invest the assets of each Fund in accordance with applicable law and the investment objective, policies and restrictions set forth in the Funds’ current Prospectus and SAI, and subject to such further limitations as the Trust may from time to time impose by written notice to the Advisor. The Advisor shall act as the investment adviser to each Fund and, as such shall, (i) obtain and evaluate such information relating to the economy, industries, business, securities markets and securities as it may deem necessary or useful in discharging its responsibilities here under, (ii) formulate a continuing program for the investment of the assets of each Fund in a manner consistent with its investment objective, policies and restrictions, and (iii) determine from time to time securities to be purchased, sold, retained or lent by each Fund, and implement those decisions, including the selection of entities with or through which such purchases, sales or loans are to be effected; provided, that the Advisor or its designee, directly, will place orders pursuant to its investment determinations either directly with the issuer or with a broker or dealer, and if with a broker or dealer, (a) will attempt to obtain the best price and execution of its orders, and (b) may nevertheless in its discretion purchase and sell portfolio securities from and to brokers who provide the Advisor with research, analysis, advice and similar services and pay such brokers in return a higher commission or spread than may be charged by other brokers. The Advisor also provides each Fund with all necessary office facilities and personnel for servicing each Fund’s investments, compensates all officers, Trustees and employees of the Trust who are officers, directors or employees of the Advisor, and all personnel of the Funds or the Advisor performing services relating to research, statistical and investment activities.

In addition, the Advisor, subject to the supervision of the Board, provides the management and supplemental administrative services necessary for the operation of each Fund. These services include providing assisting in the supervising of relations with custodians, transfer and pricing agents, accountants, underwriters and other persons dealing with the Funds; assisting in the preparing of all general shareholder communications and conducting shareholder relations; assisting in maintaining each Fund’s records and the registration of each Fund’s shares under federal securities laws and making necessary filings under state securities laws; assisting in developing management and shareholder services for each Fund; and furnishing reports, evaluations and analyses on a variety of subjects to the Trustees.

Each Fund pays an annual management fee (computed daily and payable monthly) of the Fund’s average daily net assets as set forth below to the Advisor pursuant to the Advisory Agreement.

26

Fund	Contractual advisory fees
Zacks All-Cap Core Fund	0.80%
Zacks Small-Cap Core Fund	0.90%
Zacks Dividend Fund	0.80%

The Advisor has contractually agreed to reduce its fees and/or absorb expenses of each Fund, until at least April 1, 2027 to ensure that total annual fund operating expenses after fee waiver and/or reimbursement (exclusive of (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions, (iii) acquired fund fees and expenses; (iv) fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); (v) borrowing costs (such as interest and dividend expense on securities sold short); (vi) taxes; and (vii) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Advisor)) will not exceed the percentages set forth below of the average daily net assets of each class of each of each Fund, respectively. These fee waivers and expense reimbursements are subject to possible recoupment from the Funds in future years (within the three years from the date the fees have been waived or reimbursed), if such recoupment can be achieved within the lesser of the foregoing expense limits or those in place at the time of recapture. This agreement may be terminated only by the Board on 60 days’ written notice to the Advisor.

Fund	As a Percentage of Average Daily Net Assets
Zacks All-Cap Core Fund – Institutional Class	1.00%
Zacks Small-Cap Core Fund – Investor Class	1.39%
Zacks Small-Cap Core Fund – Institutional Class	1.14%
Zacks Dividend Fund – Investor Class	1.30%
Zacks Dividend Fund – Institutional Class	1.05%

Expenses not expressly assumed by the Advisor under the Advisory Agreement are paid by the Funds. Under the terms of the Advisory Agreement, each Fund is responsible for the payment of the following expenses among others: (a) the fees payable to the Advisor, (b) the fees and expenses of Trustees who are not affiliated persons of the Advisor or Distributor (c) the fees and certain expenses of the Custodian and Transfer and Dividend Disbursing Agent, including the cost of maintaining certain required records of the Fund and of pricing each Fund’s shares, (d) the charges and expenses of legal counsel and independent accountants for the Funds, (e) brokerage commissions and any issue or transfer taxes chargeable to the Funds in connection with its securities transactions, (f) all taxes and corporate fees payable by the Funds to governmental agencies, (g) the fees of any trade association of which the Funds may be a member, (h) the cost of fidelity and liability insurance, (i) the fees and expenses involved in registering and maintaining registration of the Funds and of shares with the SEC, qualifying its shares under state securities laws, including the preparation and printing of the Funds’ registration statements and prospectuses for such purposes, (j) all expenses of shareholders and Trustees’ meetings (including travel expenses of trustees and officers of the Trust who are not directors, officers or employees of the Advisor) and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders and (k) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of each Fund’s business.

The Advisory Agreement was in effect for two (2) years initially and thereafter has continued from year to year provided such continuance is approved at least annually by (a) a vote of the majority of the Independent Trustees, cast in person at a meeting specifically called for the purpose of voting on such approval and by (b) the majority vote of either all of the Trustees or the vote of a majority of the outstanding shares of each Fund. The Advisory Agreement may be terminated without penalty on 60 days written notice by a vote of a majority of the Trustees or by the Advisor, or by holders of a majority of each Fund’s outstanding shares (with respect to that Fund). The Advisory Agreement shall terminate automatically in the event of its assignment.

27

During the last three fiscal years, each Fund paid the following advisory fees:

	2025	2024[1]	2023[1]
Fees Accrued	$254,664	$271,446	$370,645
Fees Waived	$(90,045)	$(156,355)	$(162,395)
Fees Paid	$164,619	$115,091	$208,250
Fees Accrued	$264,443	$301,971	$317,025
Fees Waived	$(105,4380)	$(108,583)	$(176,172)
Fees Paid	$159,005	$193,388	$140,853
Fees Accrued	$1,007,169	$1,126,221	$1,467,669
Fees Waived or Recouped	$(118,923)	$(16,585)	$(32,292)
Fees Paid	$888,246	$1,435,377	$1,435,377

[1]	Information for periods prior to January 26, 2024 is that of the Predecessor Fund to each Fund.

Portfolio Managers. Each Fund’s portfolio is managed on a day-to-day basis by Mitch Zacks.

Compensation. The portfolio manager’s compensation is determined by the Advisor and varies with the general success of the Advisor. The compensation of Mr. Zacks is based on the Advisor’s assets under management. The portfolio manager’s compensation is not directly linked to a Fund’s performance, although positive performance and growth in managed assets are factors that may contribute to the Advisor’s distributable profits and assets under management.

Ownership of Fund Shares. The table below shows the amount of each Fund’s equity securities beneficially owned by the portfolio manager as of November 30, 2025 and stated as one of the following ranges: A = None; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; E = $100,001-$500,000; F = $500,001-$1,000,000; and G = over $1,000,000.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Zacks All-Cap Core Fund	Dollar Range of Equity Securities in the Zacks Small-Cap Core Fund	Dollar Range of Equity Securities in the Zacks Dividend Fund
Mitch Zacks	D	D	D

Other Accounts. In addition to the Funds, the portfolio manager is responsible for the day-to-day management of certain other accounts. The table below shows the number of, and total assets in, such other accounts as of November 30, 2025.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
All Accounts
Mitch Zacks	4	$567,717,363	2	$20,740,916	12,097	$14,040,382,911
Accounts with Performance-Based Advisory Fee
Mitch Zacks	0	$0	2	$20,740,916	0	$0

Administrator, Fund Accountant, and Transfer Agent. Ultimus Fund Solutions, LLC provides administration, fund accounting, and transfer agency services to the Funds (“Administrator”). The Administrator is located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246. The Administrator performs the following services for each Fund: (i) procures on behalf of the Trust, and coordinates with the custodian and monitors the services it provides to the Fund; (ii) coordinates with and

28

monitors any other third parties furnishing services to the Fund; (iii) provides the Fund with necessary office space, telephones, and other communications facilities and personnel competent to perform administrative and clerical functions for the Fund; (iv) assists or supervises the maintenance by third parties of such books and records of the Fund as may be required by applicable federal or state law; (v) assists in the preparation of all federal, state, and local tax returns and reports of the Fund required by applicable law; (vi) assists in the preparation of and, after approval by the Trust, files and arranges for the distribution of proxy materials and periodic reports to shareholders of the Fund as required by applicable law; (vii) assists in the preparation of and, after approval by the Trust, arranges for the filing of such registration statements and other documents with the SEC and other federal and state regulatory authorities as may be required by applicable law; (viii) reviews and submits to the officers of the Trust for their approval invoices or other requests for payment of Fund expenses and instructs the Custodian to issue checks in payment thereof; and (ix) takes such other action with respect to the Fund as may be necessary in the opinion of the Administrator to perform its duties under the agreement. The Administrator will also provide certain accounting and pricing services for each Fund.

The Predecessor Funds’ co-administrators were UMB Fund Services, Inc. and Mutual Fund Administration LLC (collectively the “Co-Administrators”). For the performance of these services, the Predecessor Funds paid the Co-Administrators a fee for administration services. The fee is payable monthly based on each Fund’s average daily net assets. Each Fund paid the following administration fees for the periods indicated:

	Administration Fees*
	Zacks All-Cap Core Fund[1]	Zacks Small-Cap Core Fund[1]	Zacks Dividend Fund[1]
Fiscal Year Ended November 30, 2025	$43,148	$47,935	$152,863
Fiscal Year Ended November 30, 2024	$53,139	$38,902	$118,737
Fiscal Year Ended November 30, 2023	$91,552	$105,599	$262,250

*	Includes fund administration and accounting fees.
[1]	Information for periods prior to January 26, 2024 is that of the Predecessor Fund to each Fund.

Distributor. Northern Lights Distributors, LLC, located at 4221 North 203rd Street, Suite 100, Elkhorn, NE 68022-3474, is serving as each Fund’s principal underwriter and acts as the distributor of each Fund’s shares on a best efforts basis, subject to various conditions. The Distributor may retain additional broker-dealers and other financial intermediaries (each a “Selling Agent”) to assist in the distribution of Fund shares and Fund shares are available for purchase through these Selling Agents or directly through the Distributor. Generally, Fund shares are only offered to investors that are U.S. persons for U.S. federal income tax purposes.

The Predecessor Funds’ distributor was IMST Distributors, LLC, and served as the principal underwriter of the Predecessor Funds and national distributor of each Predecessor Fund’s shares under a Distribution Agreement.

During the fiscal years ended November 30, the total brokerage commissions paid by each Fund was as follows:

	2025	2024[1]	2023[1]
Zacks All-Cap Core Fund	$1,067	$1,903	$3,791
Zacks Small-Cap Core Fund	$27,965	$31,902	$27,203
Zacks Dividend Fund	$3,971	$7,640	$16,726

[1]	Information for periods prior to January 26, 2024 is that of the Predecessor Fund to each Fund.

Rule 12b-1 Plan. The Trust has adopted a distribution and shareholder services plan with respect to the Investor Class shares of the Zacks Small-Cap Core Fund and the Zacks Dividend Fund (the “Distribution Plan”) pursuant to Rule 12b-1 under the

29

1940 Act to pay to the Distributor a Distribution Fee for certain activities relating to the distribution of Investor Class shares to investors and maintenance of shareholder accounts. Pursuant to the Distribution Plan, each Fund may (i) incur certain expenses, including reimbursing the Distributor and others for items such as marketing and other activities reasonably intended to result in sales of shares of the Fund, and/or (ii) pay compensation for providing account maintenance services to the shares of the Fund, including arranging for certain dealers or brokers, administrators, and others to provide them services.

The Distribution Plan provides that each Fund may annually pay the Distributor up to 0.25% of the average daily net assets of the Investor Class shares of the Fund. These payments are commonly referred to as “12b-1 fees.”

The initial term of the Distribution Plan is one year and will continue in effect from year to year thereafter, provided such continuance is specifically approved at least annually by a majority of the Board and a majority of the Trustees who are not “interested persons” of the Trust and do not have a direct or indirect financial interest in the Distribution Plan (“Rule 12b-1 Trustees”) by votes cast in person at a meeting called for the purpose of voting on the Distribution Plan. The Distribution Plan may be terminated at any time by the Trust or the Fund by vote of a majority of the Rule 12b-1 Trustees or by vote of a majority of the outstanding voting shares of the Fund.

The Distribution Plan may not be amended to increase materially the amount of the compensation to be paid by the Fund, unless such amendment is approved by the vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act). All material amendments must be approved by a majority of the Board and a majority of the Rule 12b-1 Trustees by votes cast in person at a meeting called for the purpose of voting on the Distribution Plan. During the term of the Distribution Plan, the selection and nomination of non-interested Trustees of the Trust will be committed to the discretion of current non-interested Trustees. The Distributor will preserve copies of the Distribution Plan, any related agreements, and all reports, for a period of not less than six years from the date of such document and for at least the first two years in an easily accessible place.

The following table shows the 12b-1 fees paid pursuant to the Distribution Plan for the fiscal year ended November 30, 2025:

	Total Dollars Allocated*
	Zacks Small-Cap Core Fund	Zack Dividend Fund
Advertising/Marketing	$0	$0
Printing/Postage	$0	$0
Payment to distributor	$32,644	$54,859
Payment to dealers	$0	$0
Compensation to sales personnel	$0	$0
Interest, carrying, or other financing charges	$0	$0
Other	$0	$0
Total	$32,644	$54,859

*	The Zacks All-Cap Core Fund only offers Institutional Class shares, which are not subject to Rule 12b-1 fees.

Marketing and Support Payments

The Advisor, out of its own resources and without additional cost to the Funds or their shareholders, may provide additional cash payments or other compensation to certain financial intermediaries who sell shares of the Funds. These payments are in addition to other fees described in the Funds’ Prospectus and this SAI, and are generally provided for shareholder services or marketing support. Payments for marketing support are typically for inclusion of the Funds on sales lists, including an electronic sales platform. Investors may wish to take these payments into account when considering and evaluating recommendations to purchase shares of the Funds.

Custodian. Fifth Third Bank, National Association, with its principal place of business located at 38 Fountain Square Plaza, MD 1090C7, Cincinnati, OH 45202, serves as custodian for the Funds’ assets (the “Custodian”). The Custodian acts as the depository for the Funds, safekeeps their portfolio securities, collects all income and other payments with respect to portfolio securities, disburses monies at a Fund’s request, and maintains records in connection with its duties as custodian. For its

30

services, the Custodian is entitled to receive a monthly fee from the Administrator based on the average net assets of each Fund plus additional out-of-pocket and transaction expenses as incurred by each Fund.

Compliance Services Administrator. The Trust has entered into a compliance services arrangement with Northern Lights Compliance Services, LLC. The Trust’s CCO will prepare and update the Trust’s compliance manual and monitor and test compliance with the policies and procedures under the Trust’s compliance manual.

Independent Registered Public Accounting Firm. Cohen & Company, Ltd., 1350 Euclid Ave., Suite 800, Cleveland OH 44115, serves as the independent registered public accounting firm for the Funds. The independent registered public accounting firm conducts an annual audit of each Fund’s financial statements. Cohen & Co Advisory, LLC, an affiliate of Cohen & Company, Ltd., provides tax services as requested. Shareholders will receive annual audited and semi-annual (unaudited) reports when published and written confirmation of all transactions in their account. A copy of the most recent annual report will accompany the SAI whenever a shareholder or a prospective investor requests it.

Legal Counsel. Greenberg Traurig LLP serves as legal counsel to the Trust and the Funds.

SECURITIES LENDING ACTIVITIES

The Funds did not engage in securities lending during the fiscal year ended November 30, 2025.

PURCHASING AND REDEEMING SHARES

Detailed information on the purchase and redemption of shares is included in the Funds’ Prospectus. Shares of the Funds are sold at the next offering price calculated after receipt of an order for purchase. In order to purchase shares of the Funds, you must invest the initial minimum investment for the relevant class of shares. However, each Fund reserves the right, in its sole discretion, to waive the minimum initial investment amount for certain investors, or to waive or reduce the minimum initial investment for 401(k) plans or other tax-deferred retirement plans. You may purchase shares on any day that the New York Stock Exchange (“NYSE”) is open for business by placing orders with the Funds.

Each Fund reserves the right to refuse any purchase requests, particularly those that would not be in the best interests of the Fund or its shareholders and could adversely affect the Fund or its operations. This includes those from any individual or group who, in the Fund’s view, is likely to engage in or has a history of excessive trading (usually defined as more than four round-trip transactions out of a Fund within a calendar year). Furthermore, the Trust may suspend the right to redeem its shares or postpone the date of payment upon redemption for more than seven calendar days (i) for any period during which the NYSE is closed (other than customary weekend or holiday closings) or trading on the NYSE is restricted; (ii) for any period during which an emergency exists affecting the sale of a Fund’s securities or making such sale or the fair determination of the value of the Fund’s net assets not reasonably practicable; or (iii) for such other periods as the SEC may permit for the protection of a Fund’s shareholders. In addition, if shares are purchased using a check and a redemption is requested before the check has cleared, the Funds may postpone payment of the redemption proceeds up to 15 days while the Fund waits for the check to clear.

Redemptions In Kind

The Trust has filed an election under SEC Rule 18f-1 committing to pay in cash all redemptions by a shareholder of record up to amounts specified by the rule (the lesser of (i) $250,000 or (ii) 1% of a Fund’s assets). The Funds have reserved the right to pay the redemption price of its shares in excess of the amounts specified by the rule, either totally or partially, by an in-kind distribution of portfolio securities (instead of cash). The securities so distributed would be valued at the same amounts as those assigned to them in calculating the NAV for such Fund shares being redeemed. If a shareholder receives an in-kind distribution, the shareholder could incur brokerage or other charges in converting the securities to cash.

The Funds do not intend to hold any significant percentage of their portfolios in illiquid securities, although the Funds, like virtually all mutual funds, may from time to time hold a small percentage of securities that are illiquid. In the unlikely event a Fund were to elect to make an in-kind redemption, the Fund expects that it would follow the normal protocol of making such distribution by way of a pro rata distribution based on its entire portfolio. If a Fund held illiquid securities, such distribution may contain a pro rata portion of such illiquid securities or the Fund may determine, based on a materiality assessment, not to include illiquid securities in the in-kind redemption. None of the Funds anticipate that they would ever selectively distribute a greater than pro rata portion of any illiquid securities to satisfy a redemption request. If such securities are included in the distribution, shareholders may not be able to liquidate such securities and may be required to hold such securities indefinitely. Shareholders’ ability to liquidate such securities distributed in-kind may be restricted by resale limitations or substantial restrictions on transfer imposed by the issuers of the securities or by law. Shareholders may only be able to liquidate such

31

securities distributed in-kind at a substantial discount from their value, and there may be higher brokerage costs associated with any subsequent disposition of these securities by the recipient.

NET ASSET VALUE

As indicated in the Prospectus under the heading “Net Asset Value,” the NAV of each Fund’s shares is determined by dividing the total value of each Fund’s portfolio investments and other assets, less any liabilities, by the total number of shares outstanding of each Fund.

Generally, each Fund’s domestic securities (including underlying ETFs which hold portfolio securities primarily listed on foreign (non-U.S.) exchanges) are valued each day at the last quoted sales price on each security’s primary exchange. Securities traded or dealt in upon one or more securities exchanges for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the mean between the current bid and ask prices on such exchange. Securities primarily traded in the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”) National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price. If market quotations are not readily available, securities will be valued at their fair market value as determined in good faith by each Fund’s valuation designee in accordance with procedures approved by the Board and as further described below. Securities that are not traded or dealt in any securities exchange (whether domestic or foreign) and for which over-the-counter market quotations are readily available generally shall be valued at the last sale price or, in the absence of a sale, at the mean between the current bid and ask price on such over-the-counter market.

Certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. Debt securities not traded on an exchange may be valued at prices supplied by a pricing agent(s) based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity. Short-term investments having a maturity of 60 days or less may be generally valued at amortized cost when it approximated fair value.

Exchange traded options are valued at the last quoted sales price or, in the absence of a sale, at the mean between the current bid and ask prices on the exchange on which such options are traded. Futures and options on futures are valued at the settlement price determined by the exchange. Other securities for which market quotes are not readily available are valued at fair value as determined in good faith by the valuation designee in accordance with policies and procedures adopted by the Board. Swap agreements and other derivatives are generally valued daily based upon quotations from market makers or by a pricing service in accordance with the valuation procedures approved by the Board.

Under certain circumstances, each Fund may use an independent pricing service to calculate the fair market value of foreign equity securities on a daily basis by applying valuation factors to the last sale price or the mean price as noted above. The fair market values supplied by the independent pricing service will generally reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or the value of other instruments that have a strong correlation to the fair-valued securities. The independent pricing service will also take into account the current relevant currency exchange rate. A security that is fair valued may be valued at a price higher or lower than actual market quotations or the value determined by other funds using their own fair valuation procedures. Because foreign securities may trade on days when Shares are not priced, the value of securities held by each Fund can change on days when Shares cannot be redeemed or purchased. In the event that a foreign security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which it trades closed before each Fund’s calculation of NAV), the security will be valued at its fair market value as determined in good faith by each Fund’s valuation designee in accordance with procedures approved by the Board as discussed below. Without fair valuation, it is possible that short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of each Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that it will prevent dilution of each Fund’s NAV by short-term traders. In addition, because each Fund may invest in underlying ETFs which hold portfolio securities primarily listed on foreign (non-U.S.) exchanges, and these exchanges may trade on weekends or other days when the underlying ETFs do not price their shares, the value of these portfolio securities may change on days when you may not be able to buy or sell Shares.

Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of the Shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange Shares.

32

Shares are valued at the close of regular trading on the NYSE (normally 4:00 p.m., Eastern Time) (the “NYSE Close”) on each day that the NYSE is open. For purposes of calculating the NAV, each Fund normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. Domestic fixed income and foreign securities are normally priced using data reflecting the earlier closing of the principal markets for those securities. Information that becomes known to each Fund or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of the security or the NAV determined earlier that day.

When market quotations are insufficient or not readily available, each Fund may value securities at fair value or estimate their value as determined in good faith by the Board or its designees, pursuant to procedures approved by the Board. Fair valuation may also be used by the Board if extraordinary events occur after the close of the relevant market but prior to the NYSE Close.

ADDITIONAL TAX INFORMATION

The following summarizes certain additional tax considerations generally affecting each Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders or any particular category of shareholders. The discussions here and in the Prospectus are not intended as a substitute for careful tax planning and are based on United States federal income tax laws that are in effect on the date hereof and which may be changed by legislative, judicial, or administrative action. In addition, no attempt is made to address tax concerns applicable to an investor with a special tax status such as a financial institution, real estate investment trust, insurance company, regulated investment company, individual retirement account, other tax-exempt entity, dealer in securities or non-U.S. investor. Furthermore, this discussion does not reflect possible application of the alternative minimum tax. Unless otherwise noted, this discussion assumes the common shares are held by U.S. persons and that such shares are held as capital assets. Investors are advised to consult their tax advisors with specific reference to their own tax situations.

Each Fund, and any other series of the Trust, will be treated as a separate corporate entity under the Code, and intends to qualify or remain qualified as a regulated investment company under Subchapter M of the Code. In order to so qualify, the Fund must elect to be a regulated investment company or have made such an election for a previous year and must satisfy certain requirements relating to the amount of distributions and source of its income for a taxable year. At least 90% of the gross income of the Fund must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks, securities, or foreign currencies, and other income derived with respect to the Fund’s business of investing in such stock, securities or currencies and net income derived from an interest in a qualified publicly traded partnership. Any income derived by the Fund from a partnership (other than a qualified publicly traded partnership) or trust is treated as derived with respect to the Fund’s business of investing in stock, securities, or currencies only to the extent that such income is attributable to items of income that would have been qualifying income if realized by the Fund in the same manner as by the partnership or trust.

An investment company may not qualify as a regulated investment company for any taxable year unless it satisfies certain requirements with respect to the diversification of its investments at the close of each quarter of the taxable year. In general, at least 50% of the value of its total assets must be represented by cash, cash items, government securities, securities of other regulated investment companies, and other securities which, with respect to any one issuer, do not represent more than 5% of the total assets of the Fund or more than 10% of the outstanding voting securities of such issuer. In addition, not more than 25% of the value of the Fund’s total assets may be invested in (i) the securities (other than government securities or the securities of other regulated investment companies) of any one issuer; (ii) the securities of two or more issuers (other than securities of another regulated investment company) if the issuers are controlled by the Fund and they are, pursuant to Internal Revenue Service Regulations, engaged in the same or similar or related trades or businesses; or (iii) the securities of one or more publicly traded partnerships. The Fund intends to satisfy all requirements on an ongoing basis for continued qualification as a regulated investment company.

Some, but not all, of the dividends paid by the Fund may be taxable at the reduced long-term capital gains tax rate for individual shareholders. If the Fund designates a dividend as qualified dividend income, it generally will be taxable to individual shareholders at the long-term capital gains tax rate, provided certain holding period requirements are met.

Taxable dividends paid by the Fund to corporate shareholders will be taxed at corporate income tax rates. Corporate shareholders may be entitled to a dividends received deduction (“DRD”) for a portion of the dividends paid and designated by the Fund as qualifying for the DRD.

33

If the Fund designates a dividend as a capital gains distribution, it generally will be taxable to shareholders as long-term capital gains, regardless of how long the shareholders have held their Fund shares or whether they received in cash or reinvested in additional shares. All taxable dividends paid by the Fund other than those designated as qualified dividend income or capital gains distributions will be taxable as ordinary income to shareholders, whether received in cash or reinvested in additional shares. To the extent the Fund engages in increased portfolio turnover, short-term capital gains may be realized, and any distribution resulting from such gains will be considered ordinary income for federal tax purposes. The Fund’s net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be carried forward indefinitely and retain the character of the original loss. Capital loss carryforwards are available to offset future realized capital gains. To the extent that these carryforwards are used to offset future capital gains it is probable that the amount offset will not be distributed to shareholders. As of November 30, 2025, each Fund had the following accumulated capital loss carryforwards:

Fund	Short-Term	Long-Term	Total
Zacks All-Cap Core Fund	$-	$-	$-
Zacks Small-Cap Core Fund	-	-	-
Zacks Dividend Fund	-	-	-

Certain individuals, estates, and trusts may pay a 3.8% Medicare surtax on “net investment income” including, among other things, dividends, and proceeds of sale in respect of securities like the shares, subject to certain exceptions. Prospective investors should consult with their own tax advisors regarding the effect, if any, of this surtax on their ownership and disposition of the shares.

Shareholders who hold Fund shares in a tax-deferred account, such as a retirement plan, generally will not have to pay tax on Fund distributions until they receive distributions from their account.

The Fund, and any other series of the Trust, will designate (i) any dividend of qualified dividend income as qualified dividend income; (ii) any distribution of long-term capital gains as a capital gain dividend; and (iii) any dividend eligible for the corporate DRD as such in a written notice mailed to shareholders within 60 days after the close of the Fund’s taxable year. Shareholders should note that, upon the sale or exchange of Fund shares, if such shares have not been held for at least six months, any loss on the sale or exchange of those shares will be treated as long-term capital loss to the extent of the capital gain dividends received with respect to the shares.

To the extent that a distribution from the Fund is taxable, it is generally included in a shareholder’s gross income for the taxable year in which the shareholder receives the distribution. However, if the Fund declares a dividend in October, November, or December but pays it in January, it will be taxable to shareholders as if the dividend was received in the year it was declared. Every year, each shareholder will receive a statement detailing the tax status of any Fund distributions for that year.

A 4% nondeductible excise tax is imposed on regulated investment companies that fail to currently distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). The Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

If for any taxable year the Fund does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders) at the Fund level. In such event, dividend distributions (whether or not derived from interest on tax-exempt securities) would be taxable as qualified dividends to individual shareholders, to the extent of the Fund’s current and accumulated earnings and profits, and would be eligible for the DRD for corporations, provided in each case that certain holding period and other requirements are met.

In general, a shareholder who sells or redeems shares will realize a capital gain or loss, which will be long-term or short-term, depending upon the shareholder’s holding period for the Fund shares. An exchange of shares may be treated as a sale and any gain may be subject to tax.

The Fund will be required in certain cases to withhold and remit to the U.S. Treasury a percentage of taxable dividends or of gross proceeds realized upon sale paid to shareholders who (i) have failed to provide a correct taxpayer identification number in the manner required; (ii) are subject to back-up withholding by the Internal Revenue Service for failure to include properly on their return payments of taxable interest or dividends; or (iii) have failed to certify to the Fund that they are not subject to

34

backup withholding when required to do so. Back-up withholding is not an additional tax. Any amounts withheld from payments to you may be refunded or credited against your U.S. federal income tax liability, if any, provided that the required information is furnished to the Internal Revenue Service.

Depending upon the extent of the Fund’s activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities. In addition, in those states and localities that have income tax laws, the treatment of the Fund and its shareholders under such laws may differ from their treatment under federal income tax laws.

Dividends paid by the Fund to non-U.S. shareholders may be subject to U.S. withholding tax unless reduced by treaty (and the shareholder files a valid Internal Revenue Service Form W-8BEN, or other applicable form, with the Fund certifying foreign status and treaty eligibility) or the non-U.S. shareholder files an Internal Revenue Service Form W-8ECI, or other applicable form, with the Fund certifying that the investment to which the distribution relates is effectively connected to a United States trade or business of such non-U.S. shareholder (and, if certain tax treaties apply, is attributable to a United States permanent establishment maintained by such non-U.S. shareholder). The Fund may elect not to withhold the applicable withholding tax on any distribution representing a capital gain dividend to a non-U.S. shareholder. Special rules may apply to non-U.S. shareholders with respect to the information reporting requirements and withholding taxes and non-U.S. shareholders should consult their tax advisors with respect to the application of such reporting requirements and withholding taxes.

The Fund will send shareholders information each year on the tax status of dividends and distributions. A dividend or capital gains distribution paid shortly after shares have been purchased, although in effect a return of investment, is subject to federal income taxation. Dividends from net investment income, along with capital gains, will be taxable to shareholders, whether received in cash or Fund shares and no matter how long the shareholder has held Fund shares, even if they reduce the NAV of shares below the shareholder’s cost and thus, in effect, result in a return of a part of the shareholder’s investment.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Trust has adopted a policy regarding the disclosure of information about the Trust’s portfolio holdings. The Funds and their service providers may not receive compensation or any other consideration (which includes any agreement to maintain assets in the Funds or in other investment companies or accounts managed by the Advisor or any affiliated person of the Advisor) in connection with the disclosure of portfolio holdings information of the Trust. The Trust’s policy is implemented and overseen by the chief compliance officer of the Funds, subject to the oversight of the Board. Periodic reports regarding these procedures will be provided to the Board. The Board must approve all material amendments to this policy. The Funds’ complete portfolio holdings are publicly disseminated each day the Funds are open for business through financial reporting and news services, including publicly accessible internet web sites.

FINANCIAL STATEMENTS

The audited financial statements of the Funds for the fiscal year ended November 30, 2025, including the financial highlights appearing in the 2025 Annual Financial Statements, is incorporated by reference and made a part of this document. You may request a copy of the annual and semi-annual reports of the Fund at no charge by calling the Fund at 1-888-453-4003.

35

APPENDIX A – DESCRIPTION OF RATINGS

The Fund may acquire from time-to-time certain securities that meet the following minimum rating criteria (“Investment-Grade Debt Securities”) (or if not rated, of equivalent quality as determined by the Advisor). The various ratings used by the nationally recognized securities rating services are described below.

A rating by a rating service represents the service’s opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Advisor believes that the quality of Investment-Grade Debt Securities in which the Fund may invest should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell, or hold a security, because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating is evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the rating services from other sources that they consider reliable. Ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

S&P Global Ratings. The following summarizes the highest four ratings used by S&P Global Ratings, for bonds which are deemed to be Investment-Grade Debt Securities by the Advisor:

AAA – An obligation rated ‘AAA’ has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA – An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A – An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB – An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

To provide more detailed indications of credit quality, the AA, A, and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

Bonds rated BB, B, CCC, CC, and C are not considered by the Advisor to be Investment-Grade Debt Securities and are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

Commercial paper rated A-1 by S&P Global Ratings indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

The rating SP-1 is the highest rating assigned by S&P Global Ratings to short term notes and indicates strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation. The rating SP-2 indicates a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes. The rating SP-3 indicates a speculative capacity to pay principal and interest.

Moody’s Investor Service, Inc. The following summarizes the highest four ratings used by Moody’s Investors Service, Inc. (“Moody’s”) for fixed-income obligations with an original maturity of one year or more, which are deemed to be Investment-Grade Securities by the Advisor:

Aaa – Bond obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa – Bond obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A – Bond obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa – Bond obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Obligations that are rated Ba, B, Caa, Ca, or C by Moody’s are not considered “Investment-Grade Debt Securities” by the Advisor. Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk. Obligations

A-1

rated B are considered speculative and are subject to high credit risk. Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term Ratings.

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs, or individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1 – Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 – Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 – Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term debt obligations.

NP – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor, or support-provider.

US Municipal Short-Term Debt And Demand Obligation Ratings.

Short-Term Debt Ratings. There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels – MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG 1 – This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 – This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3 – This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG – This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings. In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

VMIG rating expirations are a function of each issue’s specific structural or credit features.

VMIG 1 – This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2 – This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3 – This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

A-2

SG – This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Fitch Ratings. The following summarizes the highest four ratings used by Fitch, Inc. (“Fitch”):

Long-Term Ratings.

AAA – Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA – Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A – High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB – Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

Long-term securities rated below BBB by Fitch are not considered by the Advisor to be investment-grade securities. Securities rated BB and B are regarded as speculative with regard to a possible credit risk developing. BB is considered speculative and B is considered highly speculative. Securities rated CCC, CC, and C are regarded as a high default risk. A rating CC indicates that default of some kind appears probable, while a rating C signals imminent default. Securities rated DDD, D, and D indicate a default has occurred.

Short-Term Ratings.

F1 – Highest short-term credit quality. The rating F1 indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2 – Good short-term credit quality. The rating F2 indicates good intrinsic capacity for timely payment of financial commitments.

F3 – Fair short-term credit quality. The rating F3 indicates the intrinsic capacity for timely payment of financial commitments is adequate.

B – Speculative short-term credit quality. The rating B indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

Short-term rates B, C, and D by Fitch are considered by the Advisor to be below investment-grade securities. Short-term securities rated B are considered speculative, securities rated C have a high default risk, and securities rated D denote actual or imminent payment default.

(+) or (-) suffixes may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to long-term ratings “AAA” category, categories below “CCC”, or short-term ratings other than “F1”. The suffix “NR” indicates that Fitch does not publicly rate the issuer or issue in question.

A-3

APPENDIX B – PROXY VOTING POLICIES

Zacks Investment Management, Inc.

Proxy Voting Policy and Procedures

I.	Overview

Zacks Investment Management, Inc. (“ZIM”) votes proxies for all of its discretionary client accounts except for separately managed accounts with FolioFN and “RIA” clients where a sub-advisory agreement is in place. For Folio and sub-advisory accounts, the client will reserve and retain the right to vote by proxy securities held in the Account unless Zacks and the client agree in writing that Zacks will have authority to vote proxies for securities held in the Account. Client agreements, which were in effect when Rule 206(4)-6 was adopted by the SEC, either provided that ZIM would vote proxies for the specific clients or were silent on proxy voting responsibilities. Thus, ZIM’s fiduciary duty to its clients encompasses voting of client proxies for discretionary client accounts.

II.	Regulatory Background

A.	Rule 206(4)-6 and Key SEC Staff Guidance Summary

Rule 206(4)-6, makes it a fraudulent, deceptive, or manipulative act, practice or course of business within the meaning of Section 206(4) of the Advisers Act, for an investment adviser to exercise voting authority with respect to client securities, unless the adviser:

●	Adopt and implement written policies and procedures that are reasonably designed to ensure that the adviser votes client securities in the best interest of clients, which procedures must include how the adviser addresses material conflicts that may arise between the adviser’s interests and those of the adviser’s clients;

●	Discloses to clients how they may obtain information from the adviser about how the adviser voted with respect to their securities; and

●	Describes to clients the adviser’s proxy voting policies and procedures and, upon request, furnishes a copy of the policies and procedures to the requesting client.

Rule 206(4)-6 is supplemented by:

●	Investment Advisers Act Release No. 5325 (September 10, 2019) (“Release No. 5325”), which contains guidance regarding the proxy voting responsibilities of investment advisers under the Advisers Act. Among other subjects, Release No. 5325 addresses the oversight of proxy advisory firms by investment advisers; and

●	Investment Advisers Act Release No. 5547 (July 22, 2020), which contains supplementary guidance addressing: the risk of voting a proxy before an issuer files additional soliciting materials with the SEC; and associated client disclosures in this regard.

B.	Record-Keeping Requirements under Rule 204-2

Investment advisers that vote proxies on behalf of clients are required to maintain the following books and records:

●	Copies of the adviser’s proxy voting policies and procedures;

●	A copy of each proxy statement that the adviser receives regarding client securities. Alternatively, the adviser could rely upon obtaining a copy of a proxy statement from the SEC’s EDGAR system.

●	A record of each vote cast by the adviser on behalf of a client.

●	A copy of any document created by the adviser that was material to making a decision on how to vote proxies on behalf of clients or that memorializes the bases for that decision. For example, some advisers adopt general policies on how they will vote on certain issues.

●	A copy of each written client request for information on how the adviser voted proxies on behalf of the client, and a copy of any written response by the adviser to any written or oral request for information regarding how the adviser vote proxies on behalf of the requesting client.

III.	Proxy Voting Requirements – ERISA Accounts

The Department of Labor (“DOL”) has taken the position that an investment adviser managing pension plan assets generally has the responsibility to vote shares held by the plan and subject to the investment adviser’s management, unless this responsibility is specifically allocated to some other person pursuant to the governing plan documents. The following principles apply to voting responsibilities of an investment adviser with respect to shares held on behalf of an ERISA pension plan:

●	Responsibility for voting should be clearly delineated between ZIM and the trustee or other plan fiduciary that appointed ZIM.

●	An adviser with voting authority must take reasonable steps to ensure that it has received all proxies for which it has voting authority and must implement appropriate reconciliation procedures. In voting, an investment adviser must act prudently and solely in the interests of pension plan participants and beneficiaries. An investment adviser must consider factors that would affect the value of the plan’s investments and may not subordinate the interests of plan participants and beneficiaries in their retirement income to unrelated objectives, such as social considerations. (However, other DOL pronouncements in the context of investment decisions indicate that social considerations may be used in making investment decisions to select among investments of equal risk and return).The plan administrator is required to periodically monitor ZIM’s voting activities, and both the client’s monitoring activities and ZIM’s voting activities (including the votes cast in each particular case) must be documented.

IV.	Proxy Voting Requirements for Private Funds

ZIM serves as the investment adviser for an investment limited partnership (the “Private Fund”), for which its parent company, Zacks Investment Research serves as the general partner.

Unless the general partner has retained another company to vote proxies for the Private Fund, either the general partner or the investment adviser is required to vote proxies for the Private Fund – since no one else is in a position to do so. Securities are held in the name of the Private Fund and notices of any proxy votes would be received by the general partner or the investment adviser. If the investment management agreement between ZIM and the general partner, on behalf of the Private Fund, does not exclude proxy voting from ZIM’s responsibilities under the agreement, the SEC takes the position that ZIM has the obligation to vote the Private Fund’s proxies.

V.	Proxy Voting Compliance Procedures

A.	Advisers Act

●	ZIM currently votes proxies for all discretionary client accounts except for separately managed accounts with FolioFN and “RIA” clients where a sub-advisory agreement is in place. Clients custodied at FOLIOfn are provided electronic access through a FOLIOfn website that allows clients to view and vote proxies. For sub-advisory accounts, the adviser retains discretion to vote proxies.

●	Proxy voting is supervised by the CCO, who directs the ZIM Employees who handle proxy voting how each proxy should be voted.

●	ZIM utilizes Broadridge to carry out proxy voting for most clients; ZIM’s proxy voting guideline is to generally vote in accordance with management. ZIM places priority on investment returns over corporate governance correctness. Accordingly, when economic considerations or extraordinary circumstances warrant, ZIM may make exceptions to voting with management, or as ZIM deems to be in the best interests of clients, intentionally refrain from voting a proxy or sell the security.

●	ZIM utilizes Glass-Lewis recommendations for Taft-Hartley clients that have requested ZIM to vote proxies according to AFL-CIO guidelines. As applicable in the Private Funds, ZIM splits up proxy voting guidelines according to the percentage of ownership held by Taft Hartley investors and all other investors. For example, if Taft-Hartley investors make up 20% of a Private Fund, ZIM anticipates voting 20% of proxies according to AFL-CIO guidelines, and the remaining 80% of proxies according to the Adviser’s guidelines in the Proxy Policy. The CCO is responsible for overseeing the services provided by Glass-Lewis in accordance with Appendix 17 (Review of Third-Party Service Providers) and the guidance set out in Investment Advisers Act Release No. 5325 (September 10, 2019). Further, ZIM may seek to delay voting a proxy pursuant a to Glass-Lewis recommendation (but not so as to miss a voting deadline) in order to address any risk that Glass-Lewis may change a recommendation on the basis of additional soliciting materials filed by an issuer with the SEC in accordance with the guidance set out in Investment Advisers Act Release No. 5547 (July 22, 2020).

●	Broadridge is generally utilized to maintain clients’ proxy voting records.

●	ZIM generally votes all client proxies in the same manner unless a client specifically instructs ZIM in writing to vote such client’s securities otherwise. Exceptions may include, but are not limited to, ERISA and Taft-Hartley accounts that have pre-determined guidelines.

●	A brief record of how a proxy was voted in the manner in which it was voted should be maintained in the Proxy Voting File. In the event that a client inquires about how a particular record was voted, this record should be consulted to respond to the client’s request.

●	Copies of actual proxies are not always maintained, but are available from the EDGAR database on the SEC’s Web site.

●	ZIM’s personal or proprietary account proxies are voted in the same manner that client proxies are voted, subject to our conflicts of interest procedures.

●	ZIM Employees are not permitted to sit on public company boards of directors to further avoid conflicts of interest.

●	ZIM’s Form ADV Part 2A, Item 17, includes disclosure about how clients can obtain information on ZIM’s proxy voting policies and procedures.

●	In the event that a client requests a copy of ZIM’s proxy voting policies, a copy of this Appendix to ZIM’s Compliance Manual should be provided.

B.	ERISA

●	ZIM’s investment management agreements for ERISA accounts must specifically address the issue of who is responsible for voting client proxies. Unless the ERISA plan administrator retains proxy voting authority, ZIM is required to vote ERISA client proxies.

●	In future ERISA relationships, ZIM may wish to work with ERISA plan administrators so that the administrators will specifically retain proxy voting authority.

●	In future instances where ZIM does not have voting responsibility, ZIM must immediately forward all proxy materials received by ZIM to the client or to such other third party designated by the plan administrator.

●	In all instances where ZIM has voting responsibility on behalf of an ERISA client, ZIM will vote proxies in compliance with Rule 206(4)-6, following the compliance procedures set out above.

C.	CONFLICTS OF INTEREST

An attempt will be made to identify potential conflicts of interest that exist between the interests of ZIM and its Clients. ZIM personnel should be aware of the potential for conflicts when considering proxy voting. If a potential conflict is perceived, the CCO should be consulted. In the unlikely event that a potential conflict arises between the interests of ZIM or its personnel and its clients, ZIM implements the following procedures:

●	If the potential conflict of interest involves the President/Senior Portfolio Manager personally, the CCO or his designee will determine how to vote the proxy in the best of interest of clients.

●	If the potential conflict of interest involves ZIM, the CCO determines whether the conflict is material. If it is determined that the conflict is material, ZIM will have no further input on the particular proxy vote (unless it is for an ERISA or Taft-Hartley account which has pre-determined proxy voting guidelines). In this case, a competent third party will be engaged, at ZIM’s expense, to determine the vote that will maximize shareholder value. As an added protection, the third party’s decision is binding.

The following is a non-exhaustive list of potential conflicts of interest that could influence the proxy voting process:

■	Conflict: ZIM retains an institutional client, or is in the process of retaining an institutional client that is affiliated with an issuer that is held in ZIM’s client portfolios. For example, ZIM may be retained to manage Company A’s pension fund. Company A is a public company and ZIM client accounts hold shares of Company. This type of relationship may influence ZIM to vote with management on proxies to gain favor with management. Such favor may influence Company A’s decision to continue its advisory relationship with ZIM.

■	Conflict: ZIM retains a client, or is in the process of retaining a client that is an officer or director of an issuer that is held in ZIM’s client portfolios. The similar conflicts of interest exist in this relationship as discussed above.

■	Conflict: ZIM’s Employees maintain a personal and/or business relationship (not an advisory relationship) with issuers or individuals that serve as officers or directors of issuers. For example, the spouse of an Employee may be a high- level executive of an issuer that is held in ZIM’s client portfolios. The spouse could attempt to influence ZIM to vote in favor of management.

■	Conflict: ZIM or an Employee(s) personally owns a significant number of an issuer’s securities that are also held in ZIM’s client portfolios. For any number of reasons, ZIM or an Employee(s) may seek to vote proxies in a different direction for personal holdings than would otherwise be warranted by the proxy voting policy. For example, an Employee(s) could oppose voting the proxies according to the policy and successfully influence ZIM to vote proxies in contradiction to the policy.

VI.	Class Actions

If “Class Action” documents are received by ZIM for a private client, i.e. separate managed account, ZIM will gather any requisite information it has and forward to the client, to enable the client to file the “Class Action” at the client’s discretion. The decision of whether to participate in the recovery or opt-out may be a legal one that ZIM is not qualified to make for the client. Therefore ZIM will not file “Class Actions” on behalf of any client.

If “Class Action” documents are received by ZIM on behalf of its Private Funds, ZIM will ensure that the Funds either participate in, or opt out of, any class action settlements received. ZIM will determine if it is in the best interest of the Private Funds to recover monies from a class action. The Portfolio Manager covering the company will determine the action to be taken when receiving class action notices. In the event ZIM opts out of a class action settlement, ZIM will maintain documentation of any cost/benefit analysis to support its decision.

B-4